UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALTUS POWER, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED February 25, 2025

ALTUS POWER, INC.

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

To our Stockholders:

You are cordially invited to attend a special meeting of the stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Altus Power, Inc., a Delaware corporation (“Altus Power,” the “Company,” “we,” “us”, or “our”), to be held on   , 2025, at  a.m. EDT. The Special Meeting will be held virtually via live webcast at https://www.cstproxy.com/altuspower/sm2025. You will not be able to physically attend the Special Meeting in person. If you plan to attend the Special Meeting online, please follow the instructions in the “General Information” section of the accompanying proxy statement (the “Proxy Statement”). The Proxy Statement is dated   , 2025, and together with the enclosed form of proxy card, is first being sent or provided to stockholders of the Company on or about   , 2025. For purposes of attendance at the Special Meeting, all references in the accompanying Proxy Statement to “in person” shall mean virtually present at the Special Meeting.

On February 5, 2025, we entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Avenger Parent, Inc., a Delaware corporation (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Altus Power (the “Merger”), with Altus Power continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger (the “Merger Proposal”). The affirmative vote of the holders of at least a majority of our Class A common stock, $0.0001 par value per share (the “Class A Common Stock”) outstanding and entitled to vote in accordance with the DGCL as of the close of business on   , 2025, the record date for the determination of stockholders entitled to vote at the Special Meeting (the “Record Date”), is required to approve the Merger Proposal.

At the Special Meeting, you will also be asked to consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

Only Company stockholders of record as of the close of business   , 2025, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement, or other delay thereof.

If the Merger is consummated, you will be entitled, subject to the terms and conditions of the Merger Agreement, to receive $5.00 in cash (the “Merger Consideration”), without interest and minus any applicable withholding taxes, for each share of the Class A Common Stock that you own (unless you do not vote in favor of the Merger Proposal and you are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, or do not effectively withdraw or otherwise lose your right to appraisal under Delaware law with respect to such shares). The Merger Consideration represents a 66% premium to Altus Power’s closing stock price on October 15, 2025, the last trading day prior to the Company’s announcement of a formal review of strategic alternatives by its Board of Directors (the “Board”).

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The Board has unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders, (b) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (c) recommended that the Company stockholders adopt the Merger Agreement. The Board recommends that the Company stockholders vote: (i) “FOR” the adoption of the Merger Agreement and (ii) “FOR” the Adjournment Proposal.

The Notice of Special Meeting and the Proxy Statement on the following pages further describe the matters to be presented at the Special Meeting and provide details regarding how to attend the meeting online. We encourage you to read the Proxy Statement and its appendices, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about the Company from documents we file with the United States Securities and Exchange Commission (the “SEC”) from time to time.

Whether or not you attend the Special Meeting online, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions on how to vote your shares are included in the Proxy Statement and proxy card. If you decide to attend the Special Meeting, you will be able to vote online at the Special Meeting even if you have previously submitted your proxy, as your proxy is revocable at your option.

If you sign, date, and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR ” the adoption of the Merger Agreement and “FOR ” the Adjournment Proposal.

If you have any questions or need assistance voting your shares, please contact our proxy solicitors, Sodali & Co. at (800) 662-5200.

Thank you for your support.

Gregg Felton Chief Executive Officer	Christine Detrick Chair of the Board

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT  A.M. EDT, ON   , 2025

The special meeting of the stockholders (the “Special Meeting”) of Altus Power, Inc., a Delaware corporation (“Altus Power,” the “Company,” “we,” “us,” or “our”), will be held at  a.m. EDT, on   , 2025, for the following purposes:

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Proposal 1—To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 5, 2025, by and among the Company, Avenger Parent, Inc., a Delaware corporation (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and approve the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”) (the “Merger Proposal”); and

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Proposal 2—To consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

In addition, we will consider the transaction of any other business properly brought at the Special Meeting or any continuation, adjournment, or postponement thereof. However, pursuant to the terms of the Merger Agreement, the Merger Proposal will be the only matter (other than matters of procedure and matters required by applicable law to be voted on by the Company’s stockholders in connection with the Merger Proposal) that the Company will propose to be acted on by the stockholders of the Company at the Special Meeting.

The Special Meeting will be held solely in a virtual meeting format online at https://www.cstproxy.com/altuspower/sm2025. If you plan to attend the Special Meeting online, please follow the instructions in the “General Information” section of the attached proxy statement (the “Proxy Statement”). The Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the Special Meeting. Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly continued, adjourned, or postponed.

Only holders of record of our Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at the close of business on   , 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any continuation, postponement, or adjournment of the Special Meeting by visiting https://www.cstproxy.com/altuspower/sm2025. To ensure your shares of Class A Common Stock are voted at the Special Meeting, you may submit your vote over the Internet, by telephone, or by completing, signing, and returning a proxy card. A list of stockholders of record will be available in our office located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902, during regular business hours for a period of at least 10 days before the Special Meeting and on the Special Meeting webpage during the Special Meeting.

To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Special Meeting will begin promptly at  a.m. EDT. Online check-in will begin at  a.m. EDT, and you should allow ample time for the online check-in procedures. A list of stockholders of record will be available, during regular business hours for a period of at least 10 days preceding the Special Meeting, at our principal executive offices located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902.

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It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares online at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

The affirmative vote of the holders of at least a majority of the shares of the Class A Common Stock outstanding and entitled to vote in accordance with the Delaware General Corporation Law (the “DGCL”) as of the close of business on the Record Date is required to approve the Merger Proposal. The Adjournment Proposal requires the affirmative vote of the majority of the Company’s Class A Common Stock present electronically or represented by proxy at the meeting and entitled to vote at the Special Meeting.

The failure to vote your shares or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Proposal. Abstentions will have the same effect as votes against the Adjournment Proposal. Broker non-votes, if any, are not considered to be entitled to vote and, accordingly, will not affect the outcome of the Adjournment Proposal. However, we do not expect any broker non-votes, which are only relevant to routine matters, at the Special Meeting, because the proposals in the Proxy Statement are all non-routine matters.

The presence at the Special Meeting, by remote communication or represented by proxy, of the holders of a majority in voting power of the shares of the Class A Common Stock issued and outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date will constitute a quorum for the transaction of business at the Special Meeting. Broker non-votes, if any, and abstentions will be counted as present for purposes of determining the existence of a quorum.

Under Delaware law, stockholders (and beneficial owners) of the Company who do not vote in favor of the Merger Proposal (whether by voting against the Merger, abstaining, or otherwise not voting with respect to the Merger), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Shares through the effective date of the Merger, who otherwise comply with the statutory requirements of Section 262 of the DGCL (“Section 262”), and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof will have the right to seek appraisal of the fair value of their shares of the Class A Common Stock as determined by the Delaware Court of Chancery if the Merger is consummated, but only if they submit a written demand for such an appraisal before the vote on the Merger Proposal and comply with the other Delaware law procedures explained in the Proxy Statement under the section titled “The Merger—Appraisal Rights.” A copy of Section 262, which details the applicable Delaware appraisal statute, is attached to the Proxy Statement as Appendix B and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

You may revoke your proxy at any time before the vote at the Special Meeting by following the procedures outlined in the Proxy Statement.

The Board recommends that you vote:

(1) “FOR” the Merger Proposal; and

(2) “FOR” the Adjournment Proposal.

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By Order of the Board of Directors,

Sophia Lee

Chief Legal Officer and Corporate Secretary

Stamford, Connecticut

     , 2025

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held at  a.m. EDT, on   , 2025:

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.

If you hold your shares in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker, or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.

If you are a Company stockholder of record, voting in person by virtual ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker, or other nominee, you must obtain a “legal proxy” in order to vote in person at the Special Meeting.

If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone, or (3) vote by virtual ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Adjournment Proposal.

This Notice and Proxy Statement is available at

https://www.cstproxyvote.com/.

You should carefully read and consider the entire Proxy Statement and the accompanying appendices including the Merger Agreement attached as Appendix A, along with all of the documents incorporated by reference in the Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. Please contact one of our proxy solicitors if you have any questions concerning the Merger Agreement, the Merger, or the other transactions contemplated by the Merger Agreement; the Special Meeting or the accompanying Proxy Statement; would like additional copies of the accompanying Proxy Statement; or need help submitting a proxy to have your shares of the Company’s Class A Common Stock voted:

SODALI & CO.

333 Ludlow St., 5th Floor, South Tower

Stamford, Connecticut 06902

Toll-Free: (800) 662-5200

Banks and brokers call: (203) 658-9400

Email: AMPS.info@investor.sodali.com

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PROXY SUMMARY

Special Meeting of Stockholders

Time and Date:	a.m. EDT on , 2025

Location:	Online via live webcast at https://www.cstproxy.com/altuspower/sm2025

Outstanding Class A Common Stock:	shares as of the Record Date

Record Date. Stockholders of record as of the close of business on   , 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any continuation, postponement, or adjournment thereof.

Meeting Admission. You are entitled to attend the virtual Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/altuspower/sm2025. You also will be able to vote your shares electronically at the Special Meeting. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Voting Matters and Board Recommendations.

Proposal:		Board Recommendation:
1	Approval of the Merger Proposal	FOR

2	Approval of the Adjournment Proposal	FOR

Your vote is important to us. Whether or not you plan to attend the Special Meeting online, we encourage you to read the attached proxy statement and vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy card or voting instruction form by mail, you may submit your vote by completing, signing, dating, and returning your proxy card or voting instruction form in the pre-addressed envelope provided, or by following the instructions on your proxy card or voting instruction form for voting over the Internet or by telephone. For specific instructions on how to vote, please refer to the “General Information” section of the proxy statement.

How to vote. Each stockholder of Altus Power as of the close of business on the Record Date is entitled to one vote for each share of Class A Common Stock held by them on all matters presented at the Special Meeting. Shares may be voted by the following procedures:

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By Internet. Go to https://www.cstproxyvote.com/ and follow the instructions there. You will need the 16-digit number included on your proxy card, voting instruction form, or notice. Votes submitted via the Internet must be received by 11:59 p.m. EDT on   , 2025.

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By Telephone. Dial the phone number on your proxy card. You will need the 16-digit number included on your proxy card, voting instruction form, or notice. Telephone voting for stockholders of record is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. EDT on   , 2025. If your shares are held in an account at a bank or brokerage firm that offers telephone voting options, they will provide you with a voting instruction form that includes instructions on how to vote your shares by telephone by the deadline specified on the voting instruction form.

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By Mail. If you received a paper copy of a proxy card or voting instruction form, you may submit your proxy by completing, signing, and dating the proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope. To ensure they are voted at the Special Meeting, proxies submitted by mail must be received at the address provided no later than   , 2025, the last business day before the meeting.

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At the Special Meeting. Shares held in your name as the stockholder of record may be voted electronically if you attend the Special Meeting virtually. You will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

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PROXY STATEMENT

ALTUS POWER, INC.

2200 Atlantic Street, Sixth Floor, Stamford, CT 06902

This proxy statement is being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Altus Power, Inc., a Delaware corporation (“Altus Power,” the “Company,” “we,” “us,” or “our”) of proxies to be voted at the Special Meeting of Stockholders (the “Special Meeting”) to be held online at https://www.cstproxy.com/altuspower/sm2025 on   , 2025, at  a.m. EDT, and at any continuation, postponement, or adjournment of the Special Meeting. Holders of record of our Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at the close of business on   , 2025 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were    shares of Class A Common Stock outstanding and entitled to vote in accordance with the Delaware General Corporation Law (the “DGCL”) at the Special Meeting. Each share of Class A Common Stock entitled to vote at the Special Meeting is entitled to one vote on any matter presented to stockholders at the Special Meeting.

PROPOSALS

At the Special Meeting, our stockholders will be asked:

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To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 5, 2025, by and among the Company, Avenger Parent, Inc., a Delaware corporation (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and approve the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”) (the “Merger Proposal”); and

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To consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

In addition, we will consider the transaction of any other business properly brought at the Special Meeting or any continuation, adjournment, or postponement thereof. However, pursuant to the terms of the Merger Agreement, the Merger Proposal will be the only matter (other than matters of procedure and matters required by applicable law to be voted on by the Company’s stockholders in connection with the Merger Proposal) that the Company will propose to be acted on by the stockholders of the Company at the Special Meeting.

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted at the discretion of the proxy holders.

The Board of Directors recommends that you vote:

•	“FOR” the Merger Proposal; and

•	“FOR” the Adjournment Proposal.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You received this proxy statement because the Board is soliciting your proxy to vote your shares at the Special Meeting. As a stockholder, you are invited to participate in the Special Meeting online via live webcast at https://www.cstproxy.com/altuspower/sm2025 and to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules promulgated by the United States Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Householding. Some brokers, banks, and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement for the Special Meeting may have been sent to multiple stockholders in each household. If you wish to receive a separate set of proxy materials, please submit your request to Continental Stock Transfer & Trust Co. (“Continental”), either by calling Continental at the following number, or by writing to Continental at the following address: Continental Stock Transfer & Trust Co., Proxy Department, 1 State Street, 30th Floor, New York, New York 10004; telephone: 917-262-2373. All stockholders may also call us at the number below or write to us at the following address to request a separate copy of proxy materials: Altus Power, Inc., Attention Sophia Lee, Corporate Secretary, 2200 Atlantic Street, 6th Floor, Stamford, CT 06902, telephone: (888) 882-5887. Any stockholder who wants to receive separate copies of this proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s broker, bank, or other nominee, or the stockholder may contact the Company at the above address and phone number.

SUMMARY

This summary discusses the material information contained in this proxy statement, including with respect to the Merger and the Merger Agreement. This summary may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms, you should carefully read this entire proxy statement, the appendices, including the Merger Agreement, and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” of this proxy statement. The Merger Agreement is attached as Appendix A to this proxy statement.

Except as otherwise specifically noted in this proxy statement, “Altus Power,” “we,” “our,” “us,” the “Company,” and similar words refer to Altus Power, Inc. Throughout this proxy statement, we refer to Avenger Parent, Inc. as “Parent” and Avenger Merger Sub, Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated February 5, 2025, by and among Parent, Merger Sub, and the Company as the “Merger Agreement”; our Class A common stock, $0.0001 par value per share, as “Class A Common Stock”; and the holders of Class A Common Stock as “Company stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

The Parties to the Merger Agreement

Altus Power, Inc.

The Company is a Delaware corporation with principal executive offices located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902, telephone number (203) 698-0090. The Company is a national full-service solar power company that provides clean electric power to businesses, towns, and homes, made from commercial-scale solar arrays that the Company owns and operates. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “AMPS”. Additional information about the Company is contained in certain of its public filings that are incorporated by reference herein. See the section entitled “Where You Can Find More Information” of this proxy statement.

Avenger Parent, Inc.

Parent is a privately held Delaware corporation affiliated with TPG Global, LLC (“TPG”) through an investment fund managed by TPG (the “TPG Guarantor”). Parent was formed in 2025 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger (collectively, the “Transactions”). Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions. Parent’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102, telephone number (817) 871-4000.

Avenger Merger Sub, Inc.

Merger Sub is a privately held Delaware corporation and a direct wholly owned subsidiary of Parent that was formed in 2025 solely for the purpose of engaging in the Transactions. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions. Upon the consummation of the Merger, Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will cease. Merger Sub’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102, telephone number (817) 871-4000.

The Merger

Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Altus Power and the separate corporate existence of Merger Sub will cease to exist, with Altus Power continuing as the Surviving Corporation. As a result of the Merger, our Class A Common Stock will no longer be publicly traded and will be delisted from the NYSE. In addition, our Class A Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Altus Power will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation. The Merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State in accordance with the applicable provisions of the DGCL, or at such later date and time as is agreed by Parent and the Company and agreed in the certificate of merger (the “Effective Time”).

The Special Meeting

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at a Special Meeting of the Company’s stockholders to be held on   , 2025, at  a.m. EDT.

At the Special Meeting, we will ask our stockholders of record as of the Record Date to vote on (a) the Merger Proposal and (b) the Adjournment Proposal.

The Merger Proposal

You will be asked to consider and vote upon the proposal to adopt the Merger Agreement and approve the Transactions. The Merger Agreement provides, among other things, that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation, and that at the Effective Time and as a result of the Merger, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock (but excluding any Canceled Shares, Dissenting Shares (each, as defined below under the section entitled “General Information—The Merger—What is the proposed transaction?” of this proxy statement) or the Class A Common Stock contributed to Parent by certain present and former members of management and the Board of the Company (the “Rollover Shares”) prior to the Effective Time), will be automatically canceled and converted into the right to receive the Merger Consideration, without interest and minus any applicable withholding taxes.

Following the Merger, our Class A Common Stock will no longer be publicly traded, and existing Company stockholders will cease to have any ownership interest in the Company.

Record Date; Shares Entitled to Vote; Quorum

You are entitled to receive notice of and to vote at the Special Meeting if you owned shares of Class A Common Stock as of the close of business on   , 2025, the Record Date.

A quorum of stockholders is necessary to transact business at the Special Meeting. The presence at the Special Meeting, by remote communication or represented by proxy, of the holders of a majority in voting power of the shares of Class A Common Stock issued and outstanding and entitled to vote in accordance with the DGCL at the Special Meeting as of the Record Date will constitute a quorum at the Special Meeting, permitting the Company to transact business at the Special Meeting.

Vote Required to Approve the Merger Proposal

Each share of Class A Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting.

The affirmative vote of the holders of at least a majority of the shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date is required to approve the Merger Proposal.

The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone, or to vote electronically at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal. Abstentions or broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal.

As of the Record Date, there were    shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL at the Special Meeting.

Recommendation of the Board and Reasons for the Merger

The Board, after considering various factors described under the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” of this proxy statement, unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders, (b) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (c) recommended that the Company stockholders adopt the Merger Agreement.

The Board recommends that you vote: (i) “FOR” the adoption of the Merger Agreement and (ii) “FOR” the Adjournment Proposal.

Fairness Opinion of Moelis & Company LLC

At the meeting of the Board on February 5, 2025 to evaluate and approve the Merger contemplated by the Merger Agreement, Moelis & Company LLC, the Company’s financial advisor with respect to the Transactions (“Moelis”), delivered an oral opinion, which was confirmed by delivery of a written opinion, dated February 5, 2025, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the Merger Consideration to be received by the holders of Altus Power Class A Common Stock in the Merger, other than Mr. Gregg Felton (the “Excluded Holder”), was fair, from a financial point of view, to such holders.

The full text of Moelis’ written opinion dated February 5, 2025, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, to the holders of Altus Power Class A Common Stock, other than the Excluded Holder, of the Merger Consideration to be received by such holders in the Merger, and does not address Altus Power’s underlying business decision to engage in the Transactions or the relative merits thereof as compared to any alternative business strategies or transactions that might be available to Altus Power. Moelis’ opinion does not constitute a recommendation to any stockholder of Altus Power as to how such stockholder should vote or act with respect to the Transactions or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.

The full text of Moelis’ written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Moelis in preparing its opinion. You are encouraged to read the opinion carefully in its entirety.

For more information, see the section entitled “The Merger—Fairness Opinion of Moelis & Company LLC.” of this proxy statement.

Certain Effects of the Merger on the Company

Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation.

The Effective Time will occur, if it occurs, upon the filing of the certificate of merger with the Delaware Secretary of State (or at such later date and time as we and Parent may agree and specify in the certificate of merger). If the Merger is consummated, you will no longer own any shares of the capital stock of the Company as of the Effective Time.

In connection with the Merger and pursuant to the terms of the Third Amended and Restated Certificate of Incorporation of the Company (the “Company Certificate”), on the business day immediately prior to the Effective Time, each share of the Company’s Class B common stock, $0.0001 par value per share (“Class B Common Stock”), then issued and outstanding will be automatically converted into shares of Class A Common Stock in accordance with the terms of, and subject to the limitations set forth in, the Company Certificate, and upon such conversion, each such share of Class B Common Stock will automatically be canceled and will cease to exist, and each former holder of Class B Common Stock will thereafter cease to have any rights with respect to such securities.

Our Class A Common Stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “AMPS.” If the Merger is consummated, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, and our Class A Common Stock will be delisted from the NYSE and deregistered pursuant to the Exchange Act.

Effect on the Company if the Merger is Not Consummated

If the Merger Proposal is not approved by the Company stockholders or if the Merger is not consummated for any other reason, the Company stockholders will continue to hold their shares of Class A Common Stock and will not receive any payment for such shares. Instead, the Company will remain a publicly traded company, our Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC. Under specified circumstances, upon termination of the Merger Agreement, the Company may be required to pay Parent a termination fee or expense reimbursement, as described under the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement.

Furthermore, if the Merger is not consummated, and depending on the circumstances that would have caused the Merger not to be consummated, it is possible the price of the Class A Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Class A Common Stock would return to the price at which it trades as of the date of this proxy statement.

Merger Consideration

Upon consummation of the Merger, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, or the Company, or their respective stockholders, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock (but excluding any Canceled Shares, Dissenting Shares or Rollover Shares), will be automatically canceled and converted into the right to receive an amount in cash equal to $5.00 (such amount of cash, as may be adjusted pursuant to the Merger Agreement, the “Merger Consideration”), without interest and minus any applicable withholding taxes. From and after the Effective Time, all of the shares of Class A Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and each holder of a certificate (each, a “Certificate”) and each holder of a non-certificated share of Class A Common Stock represented by book-entry (each, a “Book-Entry

Share”), in each case, outstanding immediately prior to the Effective Time previously representing any such shares of Class A Common Stock will thereafter cease to have any rights with respect to such securities other than the right to receive, upon surrender of such Certificates and Book-Entry Shares, the Merger Consideration in accordance with the Merger Agreement, without interest and minus any applicable withholding taxes. As described further under the section entitled “Proposal No. 1: The Merger Proposal—Payment for the Class A Common Stock” of this proxy statement, at or prior to the Effective Time, Parent will deposit or cause to be deposited (a) with a nationally recognized financial institution acting as paying agent (the “Paying Agent”), cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid by the Paying Agent to the holders of Class A Common Stock in accordance with the Merger Agreement and (b) with the Company, cash in an amount sufficient to pay the aggregate RSU Consideration (as defined below) in accordance with the Merger Agreement. Promptly following the Effective Time and in any event no later than the second business day following the Effective Time, the Paying Agent will send each holder of Certificates or Book-Entry Shares a letter of transmittal instructing such holder to send its Certificates or Book-Entry Shares, as applicable, to the Paying Agent in order to receive the Merger Consideration, without interest and minus any applicable withholding taxes, for each share of Class A Common Stock represented by such Certificates or Book-Entry Shares.

If any cash payment is to be made to a person other than the person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it will be a condition of such payment that the person requesting such payment will pay, or cause to be paid, any transfer taxes required by reason of the making of such cash payment to a person other than the registered holder of the surrendered Certificate or Book-Entry Share or will establish to the reasonable satisfaction of the Paying Agent that such taxes have been paid or are not payable.

After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration (except with respect to Dissenting Shares), without interest and minus any applicable withholding taxes, but you will no longer have any rights as a Altus Power stockholder as a result of the Merger (except with respect to Dissenting Shares), nor will you be entitled to receive any shares in Parent or the Surviving Corporation.

Treatment of Equity Awards, Company Stock Plan, and ESPP in the Merger

Under the Merger Agreement, except as otherwise agreed upon in writing between the applicable holder and Parent prior to the Effective Time, effective as of immediately prior to the Effective Time, each time-based restricted stock unit award (a “Company RSU Award”) and performance-based restricted stock unit award (a “Company PSU Award” and, collectively, the “Company Compensatory Awards”) will be treated as follows:

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Each Company RSU Award that becomes vested prior to or in connection with the Merger (a “Vested Company RSU Award”) and remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest) equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Vested Company RSU Award by (b) the Merger Consideration (the “RSU Consideration”), payable as soon as practicable following the consummation of the Transactions (the “Closing”).

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Each Company RSU Award that is not a Vested Company RSU Award (an “Unvested Company RSU Award”) that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash, if any (without interest) (a “Post-Closing Cash Award”), equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

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Each Company PSU Award that is earned based on the achievement of relative total stockholder return goals (a “Company TSR PSU Award”) and remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company TSR PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of the Merger Agreement) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

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Each Company PSU Award that is earned based on the achievement of per share Class A Common Stock price goals and installed solar capacity goals (a “Company GW PSU Award”) and remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company GW PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

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Each Company PSU Award that is earned based on the achievement of per share Class A Common Stock price goals (a “Company Stock Price PSU Award”) and remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time for no consideration.

Any amounts payable with respect to the Company RSU Awards and Company PSU Awards will be subject to deduction for any required tax withholding.

Subject to the consummation of the Merger, the Altus Power, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) will terminate effective as of immediately prior to the Effective Time.

Effective as of the date of the Merger Agreement, no participants have been (or will be) allowed to participate in the Altus Power, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Subject to the consummation of the Merger, the ESPP will terminate effective as of immediately prior to the Effective Time.

Interests of the Directors and Executive Officers of Altus Power in the Merger

When considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of these interests and considered them, among other matters, in evaluating and approving the Merger Agreement and the Merger and in recommending that the Merger Proposal be approved by our stockholders. These interests include the following:

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certain directors and executive officers hold outstanding Class A Common Stock and Company Compensatory Awards, and certain executive officers may receive additional Company RSU Awards that will be canceled and converted into the right to receive the Merger Consideration or Post-Closing Cash Awards, as applicable (as described above), subject to applicable tax withholding;

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our executive officers are parties to arrangements with Altus Power or its affiliates that provide for severance benefits, including vesting in full (to the extent then-unvested) of Company Compensatory Awards, in the event of certain terminations of employment;

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our current directors are parties to arrangements with Altus Power or its affiliates that provide for vesting in full (to the extent then-unvested) of Company RSU Awards upon a change in control of the Company;

•	certain executive officers and directors are expected to receive cash transaction payments in connection with the Merger;

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the Merger Agreement includes provisions assuring payment of bonuses under the Company’s 2024 bonus program and the provision of certain compensation and benefits for a period of 12 months following the Effective Time, in each case, for continuing employees of the Company, including each current executive officer;

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our Chief Executive Officer is expected to enter into an agreement with Parent pursuant to which all Unvested Company RSU Awards held by him will be converted into awards settled in equity interests in Parent;

•	certain present and former members of management and the Board of the Company hold Rollover Shares; and

•	the Merger Agreement provides for continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the Merger Proposal is approved by our stockholders and the Merger closes, any shares of our Class A Common Stock held by our directors and executive officers and other members of management other than the Rollover Shares will be treated in the same manner as outstanding shares of Class A Common Stock held by all other stockholders of the Company entitled to receive the Merger Consideration.

Rollover Shares

Pursuant to the Merger Agreement and that certain Rollover Agreement, dated February 5, 2025, by and among Gregg Felton, Dustin Weber, and certain other members of management of the Company (collectively, the “Rollover Stockholders”) and Parent (as may be amended, the “Rollover Agreement”), the Rollover Stockholders will, immediately prior to the Effective Time, contribute to Parent certain of their respective Rollover Shares in exchange for newly issued equity interests of Parent in accordance with the terms of the Rollover Agreement (the “Rollover”).

In addition, the Rollover Agreement provides that all Unvested Company RSU Awards held by Gregg Felton immediately prior to the Effective Time (the “Rollover RSUs”) will be converted into awards that will be settled in equity interests of Parent pursuant to the terms and conditions of a separate agreement between Parent and Mr. Felton.

Financing of the Merger

The Merger Agreement is not conditioned upon receipt of financing by Parent. We anticipate that the total amount of funds necessary to consummate the Merger and the other Transactions, not including fees and expenses, will be approximately $905,371,158, including the estimated funds needed to (a) pay our stockholders the Merger Consideration due to them under the Merger Agreement; (b) make payments in respect of certain outstanding Company RSU Awards pursuant to the Merger Agreement; and (c) pay, redeem, or otherwise terminate any outstanding net indebtedness of the Company (the “Financing Purposes”).

Pursuant to that certain equity commitment letter, dated as of February 5, 2025 (the “Equity Commitment Letter”), the TPG Guarantor has committed, subject to the terms and conditions set forth therein, to capitalize Parent in an aggregate amount of up to $920,371,158 (the “Equity Financing”) at or prior to the Closing. The proceeds from the Equity Financing will be used to fund: (a) the payment of the aggregate Merger Consideration and RSU Consideration to which holders of the Company’s common stock and Company Compensatory Awards will be entitled at the Effective Time pursuant to the Merger Agreement; (b) the repayment of the APAGH Term Loan (as defined in the Merger Agreement) and outstanding borrowings under the APAG Revolver (as defined in the Merger Agreement) as of the date of the Equity Commitment Letter (including principal, interest, premiums, fees, and charges related thereto) unless such facilities are refinanced or applicable lender consents are received prior to the Closing; and (c) the payment of all fees and expenses to be paid by Parent or Merger Sub in connection with the Transactions.

Additionally, Parent has obtained financing commitments pursuant to a debt commitment letter, dated as of February 5, 2025 (the “Debt Commitment Letter”) for the purpose of (a) refinancing the APAGH Term Loan concurrently with the Closing of the Merger and the other Transactions (the “Refinancing”), (b) paying fees and expenses incurred in connection with the Refinancing and the transactions related thereto and (c) making distributions to indirectly fund a portion of the Merger Consideration (the “Committed Debt Financing”).

The TPG Guarantor has also provided a limited guarantee (the “Limited Guaranty”) with respect to the payment of the termination fee payable by Parent under the Merger Agreement, and certain associated fees and expenses, in the event such termination fee becomes payable, subject to the terms and conditions set forth in the Merger Agreement and the Limited Guaranty.

The Merger Agreement provides that Parent will use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary or advisable to consummate the Equity Financing on or prior to the Closing Date in accordance with the terms, and subject to the conditions, set forth in the Equity Commitment Letter. The Merger is not conditioned on Parent’s or Merger Sub’s receipt of the Committed Debt Financing or the Equity Financing.

Appraisal Rights

Pursuant to Section 262 of the DGCL (“Section 262”), Altus Power stockholders who continuously hold shares of Class A Common Stock through the Effective Time, and who do not vote such shares in favor of adoption of the Merger Agreement, and beneficial owners of shares of Class A Common Stock held either in voting trust or by a nominee on behalf of such person who beneficially own shares of Class A Common Stock through the Effective Time that are not voted in favor of the adoption of the Merger Agreement, and in either case who properly demand appraisal of their shares and otherwise comply fully with the applicable requirements of Section 262 and do not otherwise withdraw or lose the right to appraisal under the DGCL, have the right to seek appraisal of the fair value of their shares, as determined by the Delaware Court of Chancery, if the Merger is consummated.

The “fair value” of shares as determined by the Delaware Court of Chancery may be more than, less than, or equal to the value of the Merger Consideration that the stockholders or beneficial owners would otherwise be entitled to receive under the terms of the Merger Agreement. Stockholders also should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, “fair value” under Section 262.

The right to seek appraisal will be lost if with respect to shares that a Company stockholder votes “FOR” the proposal to adopt the Merger Agreement. However, abstaining or voting against adoption of the Merger Agreement is not in itself sufficient to perfect appraisal rights because additional actions must also be taken to perfect such rights. Stockholders (or beneficial owners of shares of Class A Common Stock held either in voting trust or by a nominee on behalf of such person) who wish to preserve any appraisal rights they may have, must so advise the Company by submitting a written demand for appraisal prior to the vote to adopt the Merger Agreement and must otherwise follow fully the procedures prescribed by Section 262. Any demand for appraisal made by a beneficial holder of shares of Class A Common Stock with respect to shares held of record in the name of a voting trust or nominee, such as a bank, broker, or other nominee, on behalf of such person must (a) reasonably identify the holder of record of the shares for which the demand is made, (b) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (c) provides an address at which such beneficial owner consents to receive notices given by the Company and the office of Register in Chancery and to be set forth on the verified list required Section 262(f) of the DGCL.

Additionally, because the Class A Common Stock will have been publicly listed on the NYSE, the Delaware Court of Chancery is required under Section 262 to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock or (b) the value of the Merger Consideration for such total number of shares of Class A Common Stock exceeds $1 million.

For a description of the rights of such holders and of the procedures to be followed to assert such rights and obtain payment of the fair value of their shares of Class A Common Stock, see the section entitled “The Merger—Appraisal Rights” of this proxy statement and the text of Section 262, which is reproduced in its entirety as Appendix B to this proxy statement and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

In view of the complexity of Section 262, Company stockholders and beneficial owners that may wish to pursue appraisal rights are urged to consult legal counsel.

Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock

The receipt of cash by a U.S. Holder (as defined below under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock” of this proxy statement) in exchange for such U.S. Holder’s shares of Class A Common Stock in the Merger generally will result in the recognition of gain or loss in an amount measured by the difference between the cash such U.S. Holder receives in the Merger (determined before deduction of any applicable withholding taxes) and such U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered in the Merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the consummation of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder. There are limitations on the deductibility of capital losses.

A Non-U.S. Holder (as defined below under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock” of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of shares of our Class A Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.

Stockholders should refer to the discussion under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock” of this proxy statement and should consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances as well as any consequences arising under the laws of any state, local, or foreign taxing jurisdiction or other tax laws.

Regulatory Approvals Required for the Merger

Under the Merger Agreement, the Merger cannot be consummated until (1) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated; and (2) required approval from the Federal Energy Regulatory Commission (“FERC”) pursuant to Section 203 of the Federal Power Act (the “FPA”) has been obtained. Additionally, the Merger cannot be consummated if any order, judgment, decree, injunction, or ruling (whether temporary, preliminary, or permanent) of any governmental authority enjoining, restraining, making illegal, or prohibiting the Merger is in effect.

Altus Power and Parent and their respective affiliates filed their applicable HSR Act notifications on February 6, 2025. The 30-day HSR waiting period with respect to the Merger, which cannot expire on a Saturday, Sunday, or a U.S. federal holiday, is expected to expire at 11:59 p.m. EDT on March 10, 2025, unless the Federal Trade Commission (“FTC”) or the Department of Justice (“DOJ”) earlier terminates the waiting period or issues requests for additional information and documentary material related to the Merger (“Second Requests”). If the FTC or the DOJ issues Second Requests, the waiting period with respect to the Merger will be extended for an additional period of 30 calendar days, which will begin on the date on which both parties have substantially complied with their respective Second Requests. Complying with Second Requests can take a significant period of time.

Parent is subject to the jurisdiction of FERC under Part II of the FPA. Section 203(a)(1) of the FPA provides that no public utility shall sell, lease, or dispose of its jurisdictional facilities or merge or consolidate, either directly or indirectly, such facilities without securing an order from FERC authorizing it to do so. Section 203(a)(2) of the FPA further provides that no holding company in a holding company structure that includes a transmitting utility or an electric utility may purchase, acquire, merge, or consolidate with a transmitting utility, an electric utility company, or a holding company in a holding company structure that includes a transmitting utility or electric utility company without prior FERC authorization. Because all of the Company’s subsidiaries’ operational projects are Qualifying Facilities (as defined in the Merger Agreement) exempt from Section 203 of the FPA, the Company will not need approval under Section 203(a)(1) of the FPA for the Merger. However, FERC’s approval of the Merger under Section 203(a)(2) of the FPA is required and FERC must authorize the Merger if it finds that the Merger is consistent with the public interest (the “FERC 203 Approval”). The Company and Parent filed an application with FERC on February 20, 2025.

No Shop; Acquisition Proposals

From February 5, 2025, until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is validly terminated in accordance with its terms, the Company is not permitted to (and will cause its subsidiaries and will use commercially reasonable efforts to cause its and their representatives not to):

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solicit, initiate, seek, or knowingly facilitate or encourage any inquiry, discussion, offer, or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined and described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement);

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enter into, continue, or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to the Company and its subsidiaries to, or afford access to the books or records, properties, assets, facilities, or officers, employees, or other personnel of the Company and its subsidiaries to, or provide any physical or electronic data room access to, any third party with respect to an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal (subject to certain exceptions described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement);

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approve, endorse, recommend, or enter into (or publicly propose to approve, endorse, recommend, or enter into) any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other definitive agreement with respect to any Acquisition Proposal, other than an Acceptable Confidentiality Agreement (as defined in the Merger Agreement) (an “Alternative Acquisition Agreement”); or

•	submit any Acquisition Proposal to the vote of the Company’s stockholders.

However, if before obtaining the Required Company Stockholder Approval (as defined and described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement), the Company receives a bona fide written Acquisition Proposal from a third party that was not solicited at any time following the execution of the Merger Agreement and that did not result from a breach of the no-shop provisions of the Merger Agreement and the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that (a) such proposal constitutes, or would reasonably be expected to lead to a Superior Proposal (as defined and described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement), and (b) the failure to take the action described immediately below would violate the Board’s fiduciary duties under applicable law, then the Company and its representatives may:

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furnish non-public information and afford access to the books, records properties, assets, facilities, and officers, employees, and other personnel of the Company and its subsidiaries to such third party and its representatives pursuant to an Acceptable Confidentiality Agreement;

•	engage in discussions and negotiations with such third party and its affiliates and representatives with respect to the Acquisition Proposal; and

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otherwise facilitate such Acquisition Proposal or assist such third party (and its affiliates, representatives, prospective debt and equity financing sources, or their respective representatives) with such Acquisition Proposal, in each case, if requested by such third party.

Except as described below, neither the Board nor any committee of the Board is permitted to take any action constituting an Adverse Recommendation Change (as defined and described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement) or to cause or permit the Company to enter into any Alternative Acquisition Agreement.

Before obtaining the Required Company Stockholder Approval and after first complying with the no-shop and related provisions of the Merger Agreement described in this proxy statement, the Board, in response to a bona fide Acquisition Proposal received by the Company or the Board that did not arise from a breach of the no-shop and related provisions of the Merger Agreement (other than any breach that is both immaterial and unintentional), may:

•	effect an Adverse Recommendation Change; or

•	authorize the Company to terminate the Merger Agreement and substantially concurrently with such termination enter into a definitive agreement providing for such Superior Proposal;

provided, however, that the Board is not permitted to take the actions described in the two bullet points immediately above unless, among other things, (a) the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that failure to effect an Adverse Recommendation Change or terminate the Merger Agreement in accordance with the second bullet point above would violate its fiduciary duties pursuant to applicable law; (b) at least four business days have elapsed after the Company provided Parent with written notice that it intended to effect an Adverse Recommendation Change and terminate the Merger Agreement, which such written notice includes, among other things, written notice of the material terms of the Acquisition Proposal and an unredacted copy of the Alternative Acquisition Agreement (as defined in the Merger Agreement) in respect of such Acquisition Proposal; (c) in such four-business day period, the Company and its representatives have used commercially reasonable efforts to negotiate with Parent in good faith (to the extent Parent so desires to negotiate) any proposed modifications to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Limited Guaranty provided by the TPG Guarantor, and the debt commitment letter so that such Acquisition Proposal ceases to constitute a Superior Proposal; and (d) following the end of such four business day period described in the preceding clause (c), the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, taking into account any changes to the Merger Agreement and the other transaction documents offered in writing by Parent in response to the notice described in clause (b) above, that the Superior Proposal giving rise to the notice of Adverse Recommendation Change continues to constitute a Superior Proposal. In the event of any material amendment of such Superior Proposal, the Board (or any committee thereof) shall be required to issue a new written notice that it intends to effect an Adverse Recommendation Change and again comply with the procedures described in clauses (c) and (d) of this paragraph; provided, however, that for purposes of this sentence, references to the four-business day period above shall be deemed to be references to a two-business day period from the time of Parent’s receipt of the new notice.

For a further discussion of the limitations on solicitation of Acquisition Proposals from third parties, the limitations on Adverse Recommendation Changes, and approving or recommending a Superior Proposal, see the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement.

Conditions to the Merger

The respective obligations of the Company, Parent, and Merger Sub to consummate the Merger and the other Transactions are subject to the satisfaction (or written waiver by all parties, if permissible under applicable law) at or prior to the Effective Time, of each of the following conditions:

•

the Company will have obtained the “Required Company Stockholder Approval” (as defined and described under the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement);

•

any applicable waiting period (and any extension thereof) under the HSR Act, and any commitment to, or agreement with, any governmental authority to delay the consummation of, or not to consummate before a certain date, the Merger, shall have expired or been terminated and the FERC 203 Approval shall have been obtained; and

•	the consummation of the Transactions will not then be enjoined, prohibited, or made unlawful by any governmental order or any applicable law (whether temporary, preliminary, or permanent).

The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or waiver by Parent, if permissible under applicable law) at or prior to the Closing, of the following additional conditions:

•

certain specified fundamental representations and warranties made by the Company will be true and correct, in each case, as of the Closing Date as if made at and as of the Closing Date (except for any such representations and warranties that speak as of a particular date, which will be true and correct only as of such date);

•

certain representations and warranties with respect to the capitalization of the Company will be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as if made on the Closing Date (except for any such representations and warranties that speak as of a particular date, which will be true and correct in all respects, except for any de minimis inaccuracies, only as of such date);

•

each of the other representations and warranties made by the Company (without giving effect to any references to any “Company Material Adverse Effect” or other materiality qualifications) will be true and correct in all respects as of the Closing Date as if made on the Closing Date (except for representations and warranties that speak as of a particular date, which will be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a Company Material Adverse Effect;

•	the Company’s compliance with the covenants and obligations that the Company is required to comply with or perform under the Merger Agreement prior to the Closing in all material respects;

•

since the date of the Merger Agreement, there will not have occurred any Company Material Adverse Effect (as defined under the section entitled “Proposal No. 1: The Merger Proposal—Representations and Warranties” of this proxy statement);

•	the Required Debt Consents (as defined under the section entitled “Proposal No. 1: The Merger Proposal—Conduct of Business Pending the Merger” of this proxy statement) will have been obtained; and

•

Parent will have received a certificate executed on behalf of the Company by its authorized representative to the effect that the conditions described in the six preceding bullet points have been satisfied.

The obligations of the Company to consummate the Merger and the other Transactions are subject to the satisfaction (or waiver by the Company, if permissible under applicable law), at or prior to the Closing, of the following additional conditions:

•

certain specified fundamental representations and warranties made by Parent and Merger Sub will be true and correct in all respects as of the Closing Date as if made on and as of the Closing Date (except for representations and warranties that speak as of a particular date, which will be true and correct only as of such date);

•

each of the other representations and warranties made by Parent and Merger Sub in the Merger Agreement (without giving effect to any references to materiality qualifications) will be true and correct in all respects as of the Closing Date as if made on and as of the Closing Date (except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger or perform their respective obligations under the Merger Agreement;

•

Parent’s and Merger Sub’s compliance with the covenants and obligations that Parent and Merger Sub are required to comply with or perform under the Merger Agreement prior to the Closing in all material respects; and

•

the Company will have received a certificate duly executed on behalf of Parent by its authorized representative to the effect that the conditions described in the three preceding bullet points have been satisfied.

Termination

The Merger Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time notwithstanding receipt of the Required Company Stockholder Approval (except as expressly noted), only as follows:

•	by mutual written agreement of Parent and the Company.

•	by either Parent or the Company:

•

if the Closing has not occurred on or before 5:00 p.m. ET on November 5, 2025 (the “End Date”), whether such date is before or after the date of the receipt of the Required Company Stockholder Approval, so long as the terminating party’s failure to perform or comply with any covenant or obligation under the Merger Agreement is not the principal cause of, or did not result in, the failure of the Closing to have occurred on or before the End Date;

•

if any governmental authority shall have issued, entered, enacted, or promulgated a governmental order or other applicable law permanently enjoining or otherwise permanently prohibiting or making unlawful, the consummation of the Transactions and such governmental order or other applicable law shall, if applicable, have become final and nonappealable, so long as the terminating party’s failure to perform any covenant or obligation under the Merger Agreement has not been the principal cause of, or resulted in, the issuance of such order, decree, or ruling or law; or

•	if the Special Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company stockholders did not vote to adopt the Merger Agreement;

•	by the Company:

•

if there is a breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement on the part of Parent or Merger Sub such that the conditions to the Merger for the benefit of the Company relating to Parent’s and Merger Sub’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing and has not been cured by the date that is the earlier of (x) 45 days after the Company notified Parent of such breach and (y) two business days prior to the End Date; provided that the Company will only have this termination right so long as there is no material breach of any of its material obligations under the Merger Agreement such that the conditions to the Merger for the benefit of Parent and Merger Sub relating to the Company’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing;

•

prior to receipt of the Required Company Stockholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal, so long as the Company has complied with the no-shop and related provisions in the Merger Agreement described in the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement, the Company enters into such definitive agreement substantially concurrently with such termination and the Company pays or causes to be paid to Parent the termination fee described below within five business days following such termination; or

•

if (a) (i) the mutual conditions to the Merger for the benefit of the Company, Parent, and Merger Sub and (ii) the conditions to the Merger for the benefit of Parent and Merger Sub (in each case, other than conditions which are to be satisfied by actions taken at the Closing) have been satisfied or waived, (b) Parent failed to consummate the Closing or the Closing would have occurred pursuant to the terms of the Merger Agreement, (c) the Company delivered to Parent an irrevocable notice that (i) the Company stood ready, willing, and able to consummate the Closing on the date such notice is delivered and through the end of the next three-business day period, and (ii) all of the conditions to the Merger for the benefit of the Company (other than conditions that are to be satisfied by actions taken at the Closing) have been satisfied or waived, and (d) Parent failed to consummate the Closing within three business days following receipt of such notice from the Company described in the foregoing clause (c);

•	by Parent:

•

if there is a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in the Merger Agreement such that the conditions to the Merger for the benefit of Parent and Merger Sub relating to the Company’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing and has not been cured by the date that is the earlier of (x) 45 days after Parent notified the Company of such breach and (y) two business days prior to the End Date; provided that Parent will only have this termination right if there is no material breach of any of its material obligations under the Merger Agreement on behalf of Parent or Merger Sub such that the conditions to the Merger for the benefit of the Company relating to Parent and Merger Sub’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing; or

•

if prior to receipt of the Required Company Stockholder Approval, the Board makes an Adverse Recommendation Change; provided that Parent’s right to terminate on this basis expires at 5:00 p.m. EDT on the 15th business day following the date on which such Adverse Recommendation Change occurs; or

•	if prior to receipt of the Required Company Stockholder Approval, the Company breaches the no-shop and related provisions set forth in the Merger Agreement.

Effect of Termination

Except as described in the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement, in the event the Merger Agreement is terminated under the terms thereof (see the section entitled “Proposal No. 1: The Merger Proposal—Termination” of this proxy statement), the Merger Agreement will become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors, or equityholders, other than liability of the Company, Parent, or Merger Sub for any Fraud (as defined in the Merger Agreement) or willful breach of the Merger Agreement occurring prior to such termination.

Termination Fees; Expense Reimbursement

The Company must pay, or cause to be paid, to Parent a termination fee of $60,000,000 (the “Company Termination Fee”) upon valid termination of the Merger Agreement under specified circumstances, including:

•	the Company’s termination of the Merger Agreement in order to enter into a definitive agreement in connection with a Superior Proposal;

•	Parent’s termination of the Merger Agreement following the Company’s breach of its no-shop and related obligations in respect of other acquisition proposals or an Adverse Recommendation Change;

•

the termination of the Merger Agreement by the Company or Parent upon the occurrence of the End Date (as defined above), if, on that date, the Required Company Stockholder Approval has not been obtained and Parent would have been entitled to terminate the Merger Agreement due to the Company’s material breach of its non-shop and related obligations or an Adverse Recommendation Change;

•

the termination of the Merger Agreement (a) by Parent due to the Company’s uncured breach of its representations, warranties, or covenants or (b) by the Company upon the occurrence of the End Date at a time when Parent would be permitted to terminate due to such an uncured breach by the Company, in either case, after an Acquisition Proposal has been announced, disclosed, or otherwise communicated to the Board and not withdrawn, and within 12 months after termination the Company enters into a definitive agreement for the consummation of the transaction contemplated by that Acquisition Proposal, and the Company subsequently consummates that transaction; provided, that for purposes of determining whether a Company Termination Fee is payable under this circumstance, references to 15% or more in the definition of Acquisition Proposal will be deemed to be references to “all or substantially all”; or

•

the termination of the Merger Agreement by the Company or Parent after the Company’s stockholders have voted against the approval of the Merger after an Acquisition Proposal has been made to the Company, publicly disclosed, and not withdrawn, and within 12 months after termination the Company enters into a definitive agreement for the consummation of the transaction contemplated by that Acquisition Proposal, and the Company subsequently consummates that transaction; provided, that for purposes of determining whether a Company Termination Fee is payable under this circumstance, references to 15% or more in the definition of Acquisition Proposal will be deemed to be references to “all or substantially all”.

If the Merger Agreement is terminated due to a failure of the Company’s stockholders to approve the Merger Proposal, the Company will be required to reimburse Parent for the reasonable and documented out-of-pocket fees and expenses incurred or paid by or on behalf of Parent and its Affiliates in connection with the Transactions or related to the authorization, preparation, negotiation, execution, and performance of the Merger Agreement and any other agreements, certificates, documents, or other instruments contemplated by the Merger Agreement, up to $8,000,000 (collectively, the “Expense Reimbursement”).

Parent must pay to the Company a termination fee of $70,000,000 (the “Parent Termination Fee”) if, but only if, the Merger Agreement is validly terminated:

•	by the Company in the event Parent fails to consummate the Merger on the scheduled closing date and all applicable closing conditions have been satisfied or waived, as applicable; or

•

if Parent terminates the Merger Agreement because the Merger has not been consummated by the End Date, and, at the time of such termination, the Company was otherwise entitled to terminate the Merger Agreement because Parent failed to consummate the Merger on the scheduled closing date and all conditions had been satisfied or waived, as applicable.

In addition, the TPG Guarantor has also provided a Limited Guaranty with respect to the payment of any Parent Termination Fee that may become payable by Parent to the Company, subject to the terms and conditions set forth in the Merger Agreement and such the Limited Guaranty.

Subject to the remedies of specific performance described in the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees; Expense Reimbursement” of this proxy statement, Parent’s right to receive from the Company the Company Termination Fee or the Expense Reimbursement and the Company’s right to receive from Parent the Parent Termination Fee, as applicable, will, solely in circumstances in which the Company Termination Fee or Expense Reimbursement, or the Parent Termination Fee, as applicable, is owed constitute the sole and exclusive remedy of (a) Parent and Merger Sub against the Company and any of the Company’s former, current, and future Affiliates, assignees, stockholders, controlling Persons, directors, officers, employees, agents, attorneys, and other representatives and (b) the Company against Parent and Merger Sub and any of the Parent’s and Merger Sub’s former, current, and future Affiliates, assignees, stockholders, controlling Persons, directors, officers, employees, agents, attorneys, and other representatives; provided, however, that no such payment shall relieve a party of any liability or damages to the other party, as applicable, as a result of Fraud or a willful breach of any covenant, agreement, or obligation by such party (in which case such party shall be liable for damages for such Fraud or willful breach). See the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement.

If the Company actually receives the foregoing Parent Termination Fee, Parent and certain of its related parties and representatives will have no further liability to the Company under the Merger Agreement.

Expenses Generally

Generally, except as described above under “Termination Fees; Expense Reimbursement” or as otherwise noted in the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement, whether or not the Merger is consummated, the Company, Parent, and Merger Sub are each responsible for all of their own costs and expenses incurred in connection with the Merger and the other Transactions.

The Company Support Agreements

Gregg Felton, Dustin Weber, Anthony Savino, Abhi Parmar, funds managed by Blackstone Credit and Insurance, and CBRE Acquisition Sponsor, LLC, a subsidiary of CBRE Group, Inc. (collectively, the “Supporting Stockholders”), which collectively own approximately 40% of the voting power of our Class A Common Stock, entered into Voting and Support Agreements with Parent and the Company (collectively, the “Company Support

Agreements”). Pursuant to the Company Support Agreements, the Supporting Stockholders have agreed, among other things, to vote their Covered Shares (as defined in the Company Support Agreements) in favor of the Merger, the adoption of the Merger Agreement, and each of the other actions contemplated by the Merger Agreement, and to vote the Covered Shares against any Acquisition Proposal.

Market Prices

Our Class A Common Stock is listed on the NYSE under the symbol “AMPS”. On February 4, 2025, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of our Class A Common Stock on the NYSE was $3.9600 per share. On   , 2025, the latest practicable trading day before the printing of this proxy statement, the closing price of our Class A Common Stock on the NYSE was $  per share. You are encouraged to obtain current market quotations for Class A Common Stock.

GENERAL INFORMATION

The following questions and answers are intended to briefly address some commonly asked questions you may have regarding the Special Meeting, the Merger Agreement, and the Transactions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents incorporated by reference or referred to in this proxy statement, which you should read carefully and in their entirety.

Proxy Solicitation

Why am I receiving these proxy materials?

On February 5, 2025, the Company entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation. The Company is holding the Special Meeting of its stockholders to obtain stockholder approval of the Merger Proposal and the Adjournment Proposal. We cannot complete the Transactions unless the Merger Proposal is approved by the affirmative vote of the holders of at least a majority of the shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date.

This proxy statement includes important information about the Merger and the Special Meeting. The Company’s stockholders should read this information carefully and in its entirety. A copy of the Merger Agreement is attached as Appendix A to this proxy statement.

Your vote is very important—we urge you to submit your proxy as soon as possible. Please follow the instructions set forth on the enclosed proxy card (or voting instruction form provided by the record holder if your shares are held in the name of a broker, bank, or other nominee).

Who pays for this proxy solicitation?

We do. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Sodali a fee of $15,000, plus disbursements. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. In addition to sending you these materials, some of our employees or agents may contact you by telephone, by mail or in person. None of our employees will receive any extra compensation for providing those services.

The Merger

What is the proposed transaction?

The proposed transaction is the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company, with the Company continuing as the Surviving Corporation. Following the Effective Time, the Company will be privately held as a wholly owned subsidiary of Parent. If the Merger is consummated, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (but excluding any (a) shares of Class A Common Stock owned directly by Parent, Merger Sub, or their subsidiaries immediately prior to the Effective Time or held by the Company as treasury stock (such shares, the “Canceled Shares”) (which will be automatically canceled for no consideration), (b) shares of Class A Common Stock owned by record holders or beneficial owners who did not vote in favor of the Merger Proposal and who are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, or do not effectively withdraw, or otherwise lose their appraisal rights in accordance with Section 262 (the “Dissenting Shares”), or (c) Rollover Shares) will be automatically cancelled and converted into, and thereafter represent, the right to receive the Merger Consideration. After the Merger is consummated, you will no longer have any rights as an Altus Power stockholder (except with respect to Dissenting Shares), nor will you be entitled to receive any shares in Parent or the Surviving Corporation.

What will I receive if the Merger is consummated?

Upon consummation of the Merger, you will be entitled to receive the Merger Consideration (except with respect to Dissenting Shares), without interest and minus any applicable withholding taxes, for each share of Class A Common Stock that you own (unless you own Rollover Shares (in which case you will receive newly issued equity interests of Parent in accordance with the terms of the Rollover Agreement in respect of such Rollover Shares) or do not vote in favor of the Merger Proposal and you are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, or do not effectively withdraw or otherwise lose your right to appraisal under Section 262 with respect to such shares). Any shares of Class A Common Stock owned directly by Parent, Merger Sub, or any of their subsidiaries will be canceled, extinguished, and retired without any conversion thereof and will cease to exist and will no longer be outstanding, and no payment will be made in respect thereof. Any Rollover Share will be exchanged into newly issued equity interests of Parent in accordance with the terms of the Rollover Agreement. You will not be entitled to receive shares in the Surviving Corporation or in Parent as a result of the Merger.

How does the Merger Consideration compare to the market price of the Class A Common Stock prior to the public announcement of the Merger Agreement and as of a recent trading date?

The Merger Consideration represents a 66% premium to Altus Power’s closing stock price on October 15, 2024, the last trading day prior to the Company’s announcement of a formal review of strategic alternatives by the Board. On   , 2025, the last practicable day before the printing of this proxy statement, the closing price of our Class A Common Stock on the NYSE was $  per share. You are encouraged to obtain current market quotations for our Class A Common Stock.

What factors did the Board consider in deciding to enter into the Merger Agreement and recommending the approval of the Merger Proposal and the Adjournment Proposal?

In reaching its decision to approve the Merger Agreement and the Transactions, and to recommend our stockholders approve the Merger Proposal and the Adjournment Proposal, the Board consulted with our management, as well as our outside legal and financial advisors, considered the terms of the proposed Merger Agreement and the Transactions, as well as other alternatives. For a more detailed description of these factors, see the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” of this proxy statement.

What happens if I sell or otherwise transfer my shares of Class A Common Stock before consummation of the Merger?

If you sell or transfer your shares of Class A Common Stock before consummation of the Merger, you will have transferred your right to receive the Merger Consideration, without interest and minus any applicable withholding taxes, in the Merger. To receive the Merger Consideration, without interest and minus any applicable withholding taxes, you must hold your shares of Class A Common Stock through consummation of the Merger.

The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date the Merger is anticipated to be consummated. Accordingly, if you sell or transfer your shares of Class A Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies the Company in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, without interest and minus any applicable withholding taxes, if the Merger is consummated, to the person to whom you sell or transfer your shares of Class A Common Stock, but you will have retained your right to vote such shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Class A Common Stock after the Record Date, we encourage you to complete, date, sign, and return the enclosed proxy card or vote your shares via the Internet or telephone.

When do you expect the Merger to be consummated?

We currently anticipate that the Merger will be consummated in the second quarter of 2025, assuming satisfaction or waiver of all of the conditions to the Merger. However, because the Merger is subject to certain conditions, it is possible that factors outside the control of the Company and Parent could result in the Merger being consummated at a later time or not at all.

What effects will the Merger have on the Company?

Our Class A Common Stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “AMPS”. If the Merger is consummated, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, and our Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

What happens if the Merger is not consummated?

If the Merger Proposal is not approved by our stockholders or if the Merger is not consummated for any other reason, the Company stockholders will retain their shares of Class A Common Stock and will not receive any payment for such shares. Instead, the Company will remain an independent publicly traded company, our Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Furthermore, if the Merger is not consummated, and depending on the circumstances that would have caused the Merger not to be consummated, it is possible the price of our Class A Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our Class A Common Stock would return to the price at which it trades as of the date of this proxy statement.

Under specified circumstances, we may be required to pay Parent a termination fee or expense reimbursement upon the termination of the Merger Agreement as described under the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement.

Do any directors or executive officers have interests in the Merger that may differ from those of the Company’s stockholders generally?

In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of these interests and considered them, among other matters, in evaluating and approving the Merger Agreement and the Merger and in recommending that the Merger Proposal be approved by our stockholders. For a description of the interests of our directors and executive officers in the Merger, see “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger.”

Will I be subject to U.S. federal income tax upon the exchange of Class A Common Stock for cash pursuant to the Merger?

The exchange of our Class A Common Stock for cash pursuant to the Merger generally will require a U.S. Holder (as defined below under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock” of this proxy statement) to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received by such U.S. Holder pursuant to the Merger (determined before deduction of any applicable withholding taxes) and such U.S. Holder’s adjusted tax basis in the shares of our Class A Common Stock surrendered pursuant to the Merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the consummation of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder. There are limitations on the deductibility of capital losses. A Non-U.S. Holder (as defined below under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock” of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of our Class A Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States. We recommend that you consult your tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances as well as any consequences arising under the laws of any state, local, or foreign taxing jurisdiction or other tax laws. A discussion of material U.S. federal income tax consequences of the Merger to holders of Class A Common Stock is provided under “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock.”

What will the holders of RSU awards and PSU awards receive in the Merger?

Under the Merger Agreement, except as otherwise agreed upon in writing between the applicable holder and Parent prior to the Effective Time, effective as of immediately prior to the Effective Time, each Company RSU Award and Company PSU Award will be treated as follows:

•

Each Vested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive the RSU Consideration, payable as soon as practicable following the Closing.

•

Each Unvested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date

•

Each Company TSR PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company TSR PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of the Merger Agreement) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company GW PSU Award hat remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company GW PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company Stock Price PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time for no consideration.

All amounts payable with respect to the Company RSU Awards and Company PSU Awards will be subject to deduction for any required tax withholding.

Am I entitled to appraisal rights instead of receiving the Merger Consideration for my shares of Class A Common Stock under the DGCL?

If the Merger is completed, holders of Class A Common Stock who continuously hold shares of Class A Common Stock through the Effective Time and who do not vote such shares in favor of the adoption of the Merger Agreement, and beneficial owners of shares of Class A Common Stock held either in voting trust or by a nominee on behalf of such person who beneficially own shares of Class A Common Stock through the Effective Time that are not voted in favor of the adoption of the Merger Agreement, and in either case who properly demand appraisal of their shares and do not withdraw their demands, and who otherwise comply with the applicable requirements of Section 262, will be entitled to seek appraisal of the fair value of their shares of Class A Common Stock in connection with the Merger under Section 262. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the Merger Consideration. Any stockholder or beneficial owner intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to the Company before the vote on the Merger Proposal and must not vote or otherwise submit a proxy in favor of the Merger Proposal. Failure to follow exactly the procedures and requirements specified under the DGCL will result in the loss of appraisal rights. The discussion of appraisal rights contained in this proxy statement is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Appendix B and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights we encourage you to seek the advice of your own legal counsel. See the section entitled “The Merger—Appraisal Rights” of this proxy statement.

Special Meeting Information

How can I attend the Special Meeting?

You are entitled to attend the Special Meeting if you were a stockholder of the Company as of the close of business on   , 2025 (the “Record Date”) or if you hold a valid proxy for the Special Meeting. A list of stockholders of record will be available for inspection at the Special Meeting and for a period of 10 calendar days prior to the Special Meeting at our principal place of business during regular office hours, which is located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/altuspower/sm2025. You also will be able to vote your shares electronically at the Special Meeting.

To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at  a.m. EDT on   , 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at  a.m. EDT, and you should allow ample time for the check-in procedures.

What am I being asked to vote on at the Special Meeting?

•	To adopt the Merger Agreement and approve the Transactions, which we refer to as the Merger Proposal; and

•

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting, which we refer to as the Adjournment Proposal.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page at least 15 minutes prior to the start of the meeting.

How many shares must be present or represented to conduct business at the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, by remote communication or represented by proxy, of the holders of a majority in voting power of the shares of Class A Common Stock issued and outstanding and entitled to vote in accordance with the DGCL on the Record Date will constitute a quorum. If a quorum is not present at the scheduled time of the Special Meeting, the chairperson of the Special Meeting may adjourn the Special Meeting.

Broker non-votes, if any, and abstentions will be counted as present for purposes of determining the existence of a quorum. We do not expect any broker non-votes at the Special Meeting because the proposals in this proxy statement are all non-routine matters. Therefore, if you hold your shares in “street name,” the failure to instruct your broker, bank, or other nominee on how to vote your shares of Class A Common Stock will result in such shares not being counted for purposes of determining the presence of a quorum.

What are broker non-votes and do they count for determining a quorum?

Under applicable stock exchange rules, brokers, banks, or other nominees have the discretion to vote your shares on certain “routine” matters if you fail to instruct your broker, bank, or other nominee on how to vote your shares with respect to such matters. A “broker non-vote” results when brokers, banks, or other nominees return a valid proxy voting upon a matter or matters for which the applicable stock exchange rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on such proposal and have not received specific voting instructions from the beneficial owner. We do not expect any broker non-votes at the Special Meeting because the proposals in this proxy statement are all non-routine matters. Broker non-votes, if any, will be counted as present for purposes of determining a quorum at the Special Meeting. Additionally, broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have an effect on the outcome of the Adjournment Proposal.

Voting Information

Who is entitled to vote at the Special Meeting?

Stockholders of record as of the close of business on   , 2025, the Record Date, are entitled to cast one vote per share of Class A Common Stock on all items being voted on at the Special Meeting. You may vote all shares owned by you as of that time, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, bank, or other nominee. At the close of business on the Record Date, there were     shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL at the Special Meeting.

What vote is required to approve the Merger Proposal?

The approval of the Merger Proposal requires the affirmative vote of the holders of at least a majority of our Class A Common Stock outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date. The failure to vote your shares or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Proposal.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the Company’s shares present electronically or represented by proxy at the meeting and entitled to vote at the Special Meeting. Abstention from voting your shares will have the same effect as a vote “AGAINST” the Adjournment Proposal.

What is an abstention and how will abstentions be treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Merger Proposal and the Adjournment Proposal. Broker non-votes, if any, are not considered to be entitled to vote and, accordingly, will not affect the outcome of the Adjournment Proposal. However, we do not expect any broker non-votes at the Special Meeting because the proposals in this proxy statement are all non-routine matters.

How does the Board recommend that I vote?

The Board, after considering the various factors described under the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” of this proxy statement, unanimously determined that the Merger Agreement and the Transactions are advisable, fair to, and in the best interests of the Company and its stockholders, approved the Merger Agreement and the Transactions, and directed that the Merger Agreement be submitted to our stockholders for their adoption.

The Board recommends that you vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

How do I vote?

Even if you plan to attend the virtual Special Meeting online, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Special Meeting.

There are three ways to submit your proxy:

•

By Internet. Go to https://www.cstproxyvote.com/ and follow the instructions there. You will need the 16-digit number included on your proxy card, voting instruction form, or notice. Votes submitted via the Internet must be received by 11:59 p.m. EDT on   , 2025.

•

By Telephone. Dial the phone number on your proxy card. You will need the 16-digit number included on your proxy card, voting instruction form, or notice. Telephone voting for stockholders of record is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. EDT on   , 2025. If your shares are held in an account at a bank or brokerage firm that offers telephone voting options, they will provide you with a voting instruction form that includes instructions on how to vote your shares by telephone by the deadline specified on the voting instruction form.

•

By Mail. If you received a paper copy of a proxy card or voting instruction form, you may submit your proxy by completing, signing, and dating the proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope. To ensure they are voted at the Special Meeting, proxies submitted by mail must be received at the address provided no later than   , 2025, the last business day before the meeting.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m. EDT, on   , 2025.

You can also vote by attending the virtual Special Meeting online and voting electronically. You will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. This control number is designed to verify your identity and allow you to vote your shares of Class A Common Stock at the Special Meeting or to vote by proxy prior to the Special Meeting.

Even if you plan to attend the Special Meeting online, you are strongly encouraged to vote your shares of Class A Common Stock by proxy as soon as possible.

What is the difference between being a “record holder” and holding shares in “street name” as a beneficial owner?

A record holder holds shares in their own name, and such shares are registered with our transfer agent, Continental Stock Trust & Transfer Company. Shares held in “street name” means that the shares are held in the name of a broker, bank, or other nominee on a person’s behalf. If your shares are held in “street name” you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote. You may also vote your shares electronically during the Special Meeting. Most of our stockholders are beneficial owners who hold their shares in street name rather than directly in their own name.

Am I entitled to vote if my shares are held in “street name”?

Yes. If you are a beneficial owner whose shares are held in street name you have the right to direct your broker, bank, or other nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. You may also vote your shares electronically during the Special Meeting by attending the virtual Special Meeting online and voting your shares at that time.

Will my shares of Class A Common Stock held in “street name” or another form of record ownership be combined for voting purposes with shares I hold as the stockholder of record?

No. Because any shares of Class A Common Stock you may hold in “street name” will be deemed to be held by a different stockholder than any shares of Class A Common Stock you hold as the stockholder of record, any shares of Class A Common Stock held in “street name” will not be combined for voting purposes with shares of Class A Common Stock you hold as the stockholder of record. Similarly, if you own shares of Class A Common Stock in various registered forms, such as jointly with your spouse, as trustee of a trust, or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of Class A Common Stock because they are held in a different form of record ownership. Shares of Class A Common Stock held by a corporation or business entity must be voted by an authorized officer of the entity. Shares of Class A Common Stock held in an individual retirement account must be voted under the rules governing the account.

If I hold my shares of Class A Common Stock in “street name,” will my broker, bank, or other nominee vote my shares for me on the proposals to be considered at the Special Meeting?

Not without your direction. Your broker, bank, or other nominee is permitted to vote your shares of Class A Common Stock on “non-routine” proposals only if you instruct such broker, bank, or nominee on how to vote. Each of the proposals in this proxy statement are non-routine matters, and therefore brokers, banks, and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank, or other nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank, or other nominee to instruct them, as applicable, to vote your shares of Class A Common Stock. Without such instructions, your shares will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have an effect on the outcome of the Adjournment Proposal.

What happens if I do not vote?

The required vote to approve the Merger Proposal is based on the total number of shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date, not just the shares that are voted at the Special Meeting. If you do not vote, it will have the same effect as a vote “AGAINST” the Merger Proposal.

The failure to vote your shares will not have an effect on the outcome of the Adjournment Proposal.

Can I change my vote after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

Yes. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Secretary at our offices at Altus Power, Inc., 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902, prior to your shares being voted at the Special Meeting; or (3) attending the virtual Special Meeting online and voting your shares electronically during the Special Meeting. Participation in the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or affirmatively vote your shares at the Special Meeting.

For shares you hold beneficially in the name of a broker, bank, or other nominee, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee, or by attending the virtual Special Meeting online and electronically voting your shares during the Special Meeting.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote must be received before the polls close during the Special Meeting. Internet and telephone voting by proxy will close at 11:59 p.m. EDT, on   , 2025, the day before the Special Meeting.

If you are the beneficial owner of shares held through a broker, bank, or other nominee, please follow the voting instructions provided by your broker, bank, or other nominee.

What is a proxy?

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Class A Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Class A Common Stock is called a “proxy card.” The Board has designated Gregg Felton and Sophia Lee, each of them with full power of substitution, as proxies for the Special Meeting.

If a stockholder gives a proxy, how are the shares voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, known as your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process, or when filling out your proxy card, you may specify whether your shares should be voted “FOR” or “AGAINST” or to abstain from voting on all, some, or none of the specific items of business to come before the Special Meeting.

If you properly submit a proxy but do not indicate how your shares should be voted on a matter, the shares represented by your properly signed proxy card will be voted “FOR” each of the Merger Proposal and the Adjournment Proposal, in accordance with the recommendations of the Board.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of the votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

Who will count the votes obtained at the Special Meeting?

A representative of Continental Stock Transfer & Trust Company, our inspector of election, will tabulate and certify the votes.

May I attend the Special Meeting and vote electronically?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the virtual Special Meeting only if you were a stockholder as of the close of business on   , 2025, or if you hold a valid proxy for the Special Meeting. After consideration of the appropriate format of our Special Meeting, the Board chose a virtual meeting format for the Special Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Special Meeting from any geographic location, using any convenient Internet-connected devices, be it a phone, tablet, or computer. In addition, hosting a virtual Special Meeting reduces the costs and environmental impact of the Special Meeting.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/altuspower/sm2025. You also will be able to vote your shares electronically at the Special Meeting.

To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at  a.m. EDT on   , 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at  a.m. EDT, and you should allow ample time for the check-in procedures.

Where can I find the voting results of the Special Meeting?

We intend to publish the final results of the Special Meeting in a Current Report on Form 8-K that we will file with the SEC following the Special Meeting. All reports that we file with the SEC are publicly available when filed. See the section entitled “Where You Can Find More Information” of this proxy statement.

THE SPECIAL MEETING

We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any continuation, adjournment, or postponement thereof. This proxy statement provides the Company stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any continuation, adjournment, or postponement thereof.

Date and Time of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on   , 2025 at  a.m. EDT, or at any continuation, adjournment, or postponement thereof. The Special Meeting will be held virtually via live webcast at https://www.cstproxy.com/altuspower/sm2025. You will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting

At the Special Meeting, we will ask our stockholders of record as of the Record Date to vote on the Merger Proposal and the Adjournment Proposal. If our holders of Class A Common Stock fail to adopt the Merger Agreement by approving the Merger Proposal, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Appendix A, and the material provisions of the Merger Agreement are described under the section entitled “Proposal No. 1: The Merger Proposal” of this proxy statement.

This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about   , 2025.

Record Date; Shares Entitled to Vote; Quorum

Only stockholders of record as of the close of business on   , 2025, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting or at any continuations, adjournments, or postponements thereof. A list of stockholders of record will be available in our office located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902 during regular business hours for a period of at least 10 days before the Special Meeting and on the Special Meeting webpage during the meeting.

As of the Record Date, there were    shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL at the Special Meeting.

A quorum of stockholders is necessary to transact business at the Special Meeting. Our Second Amended and Restated Bylaws (the “Bylaws”) provide that the presence at the Special Meeting, in person (which includes by remote communication) or represented by proxy, of the holders of a majority in voting power of the shares of our Class A Common Stock outstanding and entitled to vote in accordance with the DGCL at the meeting (    shares) will constitute a quorum for the Company to transact business at a Special Meeting. In general, shares of Class A Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special Meeting for purposes of determining a quorum. Shares represented by proxies received but marked “ABSTAIN” and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the Special Meeting for purposes of determining a quorum.

In the event that a quorum is not present at the Special Meeting, it is expected that the meeting would be adjourned to a later date to solicit additional proxies, and a quorum will have to be established at such adjourned date.

Vote Required; Abstentions and Broker Non-Votes

Each share of Class A Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote at the Special Meeting.

The affirmative vote of the holders of at least a majority of the shares of Class A Common Stock outstanding and entitled to vote in accordance with the DGCL as of the close of business on the Record Date is required to approve the Merger Proposal. The failure to vote your shares, an abstention from voting your shares, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Proposal. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the Merger.

The Adjournment Proposal requires the affirmative vote of the majority of the Company’s shares of Class A Common Stock present electronically or represented by proxy at the meeting and entitled to vote. The failure to vote your shares or a broker non-vote, if any, will not have an effect on the outcome of the Adjournment Proposal. Abstentions will have the same effect as votes against the Adjournment Proposal. Approval of the Adjournment Proposal is not a condition to completion of the Merger.

Shares Held by Directors and Executive Officers

As of the close of business on the Record Date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote, in the aggregate,    shares of Class A Common Stock, which represented approximately % of the shares of Class A Common Stock that would have been entitled to vote at the Special Meeting if held as of that date. Our directors and executive officers have informed us that they currently intend to vote all of their shares of Class A Common Stock (a) “FOR” the Merger Proposal and (b) “FOR” the Adjournment Proposal, although only those directors and executive officers who are Supporting Stockholders are obligated to do so.

Shares Held by the Supporting Stockholders

The Supporting Stockholders, which collectively owned approximately 40% of Class A Common Stock as of February 5, 2025, entered into Company Support Agreements with Parent and the Company. Pursuant to the Company Support Agreements, the Supporting Stockholders have agreed, among other things, to vote their shares of Class A Common Stock in favor of the Merger and the adoption of the Merger Agreement and against any Acquisition Proposal so long as (a) the Merger Agreement has not been terminated, (b) the Board of Directors has not made an Adverse Recommendation Change, (c) the Merger Agreement has not been amended or modified (including the waiver of any provision thereof) in a way that reduces or modifies the form of consideration payable to with respect to the securities of the Company, or imposes material restrictions or constraints on the payment of such consideration or is adverse to the Supporting Stockholders relative to the other stockholders of the Company, and (d) the Company Support Agreement has not been otherwise terminated by consent of all parties thereto. For more information, see the section of this proxy statement captioned “Proposal 1: The Merger Proposal—The Company Support Agreements.”

Voting; Proxies

Attendance

All holders of shares of Class A Common Stock as of the close of business on the Record Date, including stockholders of record and beneficial owners of Class A Common Stock registered in the “street name” of a broker, bank, or other nominee, are invited to attend the virtual Special Meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/altuspower/sm2025. You also will be able to vote your shares electronically at the Special Meeting.

To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at  a.m. EDT on   , 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at  a.m. EDT, and you should allow ample time for the check-in procedures.

Providing Voting Instructions by Proxy

To ensure that your shares of Class A Common Stock are voted at the Special Meeting, we recommend that you provide voting instructions by proxy as soon as possible, whether or not you plan to attend the Special Meeting online.

Shares of Class A Common Stock Held by a Record Holder

If you are a stockholder of record and your shares of Class A Common Stock are registered in your name with our transfer agent, Continental Stock Trust & Transfer Company, you may provide voting instructions by proxy using one of the methods described below.

Submit a Proxy by Telephone or via the Internet. This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address as specified on the enclosed proxy card. Your shares of Class A Common Stock will be voted as you direct in the same manner as if you had completed, signed, dated, and returned your proxy card, as described below. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone.

Submit a Proxy Card. If you complete, sign, date, and return the enclosed proxy card by mail so that it is received in time for the Special Meeting, your shares of Class A Common Stock will be voted in the manner directed by you on your proxy card.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Merger Proposal and the Adjournment Proposal, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting. The failure to vote your shares or an abstention from voting your shares will have the same effect as a vote “AGAINST” the Merger Proposal, and an abstention from voting your shares will also have the same effect as a vote “AGAINST” the Adjournment Proposal. Failure to vote your shares will not have an effect on the outcome of the Adjournment Proposal.

Shares of Class A Common Stock Held in “Street Name”

If your shares of Class A Common Stock are held in “street name” through a broker, bank, or other nominee, your broker, bank, or other nominee will send you instructions as to how to provide voting instructions for your shares. You may vote through your broker, bank, or other nominee by completing and returning the voting form provided by your broker, bank, or other nominee, or over the Internet, or by telephone through your broker, bank, or other nominee if such a service is provided by them to you. To vote via the Internet or telephone through your broker, bank, or other nominee, you should follow the instructions on the voting form provided by your broker, bank, or other nominee.

The failure to vote your shares, an abstention from voting your shares, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Proposal, and an abstention from voting your shares will also have the same effect as a vote “AGAINST” the Adjournment Proposal. Failure to vote your shares or a broker non-vote, if any, will not have an effect on the outcome of the Adjournment Proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it or change it any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) and returning it to us prior to the Special Meeting;

•	submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	providing a written notice of revocation to the Secretary at our offices at Altus Power, Inc., 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902, prior to your shares being voted; or

•	attending the virtual Special Meeting online and voting your shares electronically during the Special Meeting.

Please note, however, that only your last-dated proxy will count. Participating in the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the Special Meeting. Please note that to be effective, your new proxy card, Internet, or telephonic voting instructions or written notice of revocation must be received by our Secretary prior to the Special Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. EDT on   , 2025.

If you hold your shares of Class A Common Stock in “street name,” you should contact your broker, bank, or other nominee for instructions regarding how to change your vote or submit new voting instructions. Any continuation, adjournment, or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the Company stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as continued, adjourned, or postponed.

Abstentions

An abstention occurs when a stockholder attends a meeting, either by remote communication or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of Class A Common Stock represented at the Special Meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal and the Adjournment Proposal.

Adjournments and Postponements

Although it is not currently expected, subject to certain restrictions in the Merger Agreement, the Special Meeting may be continued, adjourned, or postponed for the purpose of soliciting additional proxies. Under our Bylaws, the Special Meeting may be postponed by action of the Board at any time in advance of the meeting, or may be adjourned by the chairperson of the Special Meeting if a quorum is not present. If the Board fixes a new record date for the adjourned meeting, or if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting as of such new record date. If the Special Meeting is continued, adjourned, or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the Special Meeting as so continued, adjourned, or postponed.

In the event that there is present at the Special Meeting, in person (which includes by remote communication) or represented by proxy, sufficient favorable voting power to secure the vote of our stockholders necessary to adopt the Merger Agreement by approving the Merger Proposal, we do not anticipate that we will adjourn or postpone the Special Meeting.

Board Recommendation

The Board, after considering various factors described under the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” of this proxy statement, unanimously determined that the Merger Agreement and the Transactions are advisable, fair to, and in the best interests of the Company and its stockholders, approved the Merger Agreement and the Transactions, and directed that the Merger Agreement be submitted to the stockholders of the Company for their adoption.

The Board recommends that you vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

Solicitation of Proxies

The Board is soliciting your proxy, and we will bear the cost of this solicitation of proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Class A Common Stock.

Proxies may be solicited by mail, personal interview, e-mail, telephone, facsimile, or via the Internet, without additional compensation, by certain of the Company’s directors, officers, and employees.

Anticipated Date of Consummation of the Merger

We currently anticipate that the Merger will be consummated in the second quarter of 2025, assuming satisfaction or waiver of all of the conditions to the Merger. However, because the Merger is subject to certain conditions, it is possible that factors outside the control of the Company and Parent could result in the Merger being consummated at a later time or not at all.

Appraisal Rights

If the Merger is consummated, stockholders who continuously hold shares of Class A Common Stock through the Effective Time, who do not vote in favor of the Merger (whether by voting against the Merger, abstaining, or otherwise not voting with respect to the Merger), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Shares through the effective date of the Merger, who otherwise comply with the statutory requirements of Section 262, and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof will be entitled to seek appraisal of the fair value of their shares in connection with the Merger under Section 262. This means that holders of shares of Class A Common Stock who perfect their appraisal rights, who do not thereafter withdraw their demand for appraisal, and who follow the procedures in the manner prescribed by Section 262 may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Class A Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Merger—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to review Section 262 carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as, or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To exercise your appraisal rights, you must: (a) submit a written demand for appraisal to Altus Power before the vote is taken on the adoption of the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold your shares of Class A Common Stock of record through the Effective Time; and (d) strictly comply with all other procedures for exercising appraisal rights under Section 262. Your failure to follow exactly the procedures specified under Section 262 may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Merger—Appraisal Rights,” which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 is reproduced and attached as Annex B to this proxy statement and incorporated herein by reference. If you hold your shares of Class A Common Stock through a broker, bank, or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank, or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank, or nominee.

Delisting and Deregistration of Class A Common Stock

If the Merger is completed, the shares of Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and shares of Class A Common Stock will no longer be publicly traded.

Other Matters

At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of Class A Common Stock will be voted in accordance with the discretion of the appointed proxy holders.

Householding of Special Meeting Materials

Some brokers, banks, and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement for the Special Meeting may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to Continental at 917-262-2373 or in writing at Continental, Proxy Department, 1 State Street, 30th Floor, New York, New York 10004. All stockholders may also call us at the number below or write to us at the following address to request a separate copy of the proxy materials: Altus Power, Inc., Attention Sophia Lee, Corporate Secretary, 2200 Atlantic Street, 6th Floor, Stamford, CT 06902, telephone: (888) 882-5887. Any stockholder who wants to receive separate copies of this proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s broker, bank, or other nominee, or the stockholder may contact the Company at the above address and phone number.

Questions and Additional Information

If you have any questions concerning the Merger, the Special Meeting, or this proxy statement, would like additional copies of this proxy statement, or need help voting your shares of Class A Common Stock, please contact our proxy solicitor:

SODALI & CO.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Toll-Free: (800) 662-5200

Banks and brokers call: (203) 658-9400

Email: AMPS.info@investor.sodali.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf, contain certain information, including financial estimates and statements as to, among other things, the expected timing of the closing of the Transactions; any anticipated effects of the announcement, pendency, or completion of the Transactions on the value of the Class A Common Stock; the ability of the parties to obtain any required regulatory approvals in connection with the Transactions and to complete the Transactions considering the various closing conditions; the availability of debt and equity financing; the expected benefits of the Transactions; expenses related to the Transactions and any potential future costs; the Company’s future growth and financial results, business strategy, value provided to customers and patients, and competitive position; the Company’s plans with respect to the 2025 Annual Meeting of Stockholders, if any; and any assumptions underlying any of the foregoing, which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.

All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. The absence of such terminology does not mean that a statement is not forward-looking.

The forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others:

•

the possibility that any or all of the various conditions to the completion of the Transactions, including obtaining required stockholder and regulatory approvals, may not be satisfied or waived in a timely manner or at all;

•	the ability of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transactions;

•

potential litigation relating to the Transactions that could be instituted against Parent, Merger Sub, the Company, or their respective directors, managers, or officers, including the effects of any outcomes related thereto;

•	the risk that disruptions from the Transactions may harm the Company’s business, including current plans and operations;

•	the ability of the Company to retain and hire key personnel;

•	potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions;

•	continued availability of capital and financing and rating agency actions;

•	legislative, regulatory, and economic developments affecting the Company’s business;

•	general economic and market developments and conditions;

•	potential business uncertainty, including changes to existing business relationships, during the pendency of the Transactions that could affect the Company’s financial performance;

•	certain restrictions during the pendency of the Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions;

•

unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war, or hostilities, as well as the Company’s response to any of the aforementioned factors;

•	significant transaction costs associated with the Transactions;

•	the possibility that the Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•

the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee or other expenses, including the failure to close the Transactions by November 5, 2025;

•	the possibility that competing offers or acquisition proposals may be made in response to the announcement of the Transactions;

•

the effect of the announcement or pendency of the Transactions on the Company’s Class A Common Stock prices and/or operating results and uncertainty as to the long-term value of Company’s Class A Common Stock;

•

the possibility that the Transactions may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transactions may not be completed in accordance with our expected plans or at all; and

•

the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed by the Company with the SEC, copies of which are available free of charge on the Company’s website at https://investors.altuspower.com.

Consequently, all of the forward-looking statements we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, the information contained under this heading (see the section entitled “Where You Can Find More Information” of this proxy statement). No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Stockholders are cautioned not to place undue reliance upon any of these forward-looking statements. Our stockholders are advised, however, to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

MARKET PRICES

Our Class A Common Stock has been traded on the NYSE under the symbol “AMPS” since December 9, 2021. Prior to that time, there was no public market for our shares. The table below sets forth, for the periods indicated, the range of high and low closing prices per share of our Class A Common Stock as reported by the NYSE.

	High	Low
2025
1st Quarter	$4.9200	3.2900

	High	Low
2024
4th Quarter	$4.4380	2.7100
3rd Quarter	$4.6000	2.7950
2nd Quarter	$5.5000	3.4050
1st Quarter	$7.2800	4.3100

	High	Low
2023
4th Quarter	$7.0900	4.2350
3rd Quarter	$6.6700	4.2850
2nd Quarter	$7.4050	4.0800
1st Quarter	$8.5800	5.1250

	High	Low
2022
4th Quarter	$11.8200	6.1200
3rd Quarter	$14.7150	5.8200
2nd Quarter	$8.8800	4.2600
1st Quarter	$10.7800	6.2450

As of the Record Date, there were    shares of Class A Common Stock outstanding, held by approximately    stockholders of record. The actual number of stockholders is considerably greater than this number of record holders and includes stockholders who are beneficial owners but whose shares are held in street name by brokers, banks, and other nominees. The Company had    shares of Class B common stock outstanding on the Record Date.

On February 4, 2025, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of our Class A Common Stock on the NYSE was $3.9600 per share. On   , 2025, the latest practicable trading day before the printing of this proxy statement, the closing price of our Class A Common Stock on the NYSE was $  per share. You are encouraged to obtain current market quotations for Class A Common Stock.

Our Class A Common Stock is currently registered under the Exchange Act. If the Merger is consummated, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, and the Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

THE MERGER

This discussion of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated by reference into this proxy statement. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

Parties Involved in the Merger

Altus Power, Inc.

The Company is a Delaware corporation with principal executive offices located at 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902, telephone number (203) 698-0090. The Company is a national full-service solar power company that provides clean electric power to businesses, towns, and homes, made from commercial-scale solar arrays that the Company owns and operates. Our Class A Common Stock is listed on the NYSE under the symbol “AMPS”. Additional information about the Company is contained in certain of its public filings that are incorporated by reference herein. See the section entitled “Where You Can Find More Information” of this proxy statement.

Avenger Parent, Inc.

Parent is a privately held Delaware corporation affiliated with TPG through the TPG Guarantor. Parent was formed in 2025 solely for the purpose of engaging in the Transactions. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions. Parent’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102, telephone number (817) 871-4000.

Avenger Merger Sub, Inc.

Merger Sub is a privately held Delaware corporation and a direct wholly owned subsidiary of Parent that was formed in 2025 solely for the purpose of engaging in the Transactions. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions. Upon the consummation of the Merger, Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will cease. Merger Sub’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102, telephone number (817) 871-4000.

Certain Effects of the Merger on the Company

If the Merger Agreement is adopted by the Company stockholders and all other conditions to the closing of the Merger set forth in the Merger Agreement are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation.

Upon consummation of the Merger, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, or the Company, or their respective stockholders, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock (but excluding any Canceled Shares, Dissenting Shares or Rollover Shares) will be automatically canceled and converted into the right to receive the Merger Consideration, without interest and minus any applicable withholding taxes. If the Merger is consummated, you will no longer own any shares of capital stock of the Company as of the Effective Time.

In connection with the Merger and pursuant to the terms of the Company Certificate, on the business day immediately prior to the Effective Time, each share of Class B Common Stock then issued and outstanding will be automatically converted into shares of Class A Common Stock in accordance with the terms of, and subject to the limitations set forth in, the Company Certificate, and upon such conversion, each such share of Class B Common Stock will automatically be canceled and will cease to exist, and each former holder of Class B Common Stock will thereafter cease to have any rights with respect to such securities.

Our Class A Common Stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “AMPS”. If the Merger is consummated, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, and our Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

Effect on the Company if the Merger is Not Consummated

If the Merger Proposal is not approved by our stockholders or if the Merger is not consummated for any other reason, the Company stockholders will continue to hold their shares of Class A Common Stock and will not receive any payment for such shares. Instead, the Company will remain an independent publicly traded company, our Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Furthermore, if the Merger is not consummated, and depending on the circumstances that would have caused the Merger not to be consummated, it is possible that the price of our Class A Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our Class A Common Stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the Merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Class A Common Stock. If the Merger is not consummated, the Board will continue to evaluate and review our business operations, assets, operating results, financial condition, prospects, and business strategy, among other things, and make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Agreement is not adopted by our stockholders or if the Merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that our business, prospects, or results of operations will not be adversely impacted.

In addition, under specified circumstances, we may be required to pay Parent a termination fee or expense reimbursement upon the termination of the Merger Agreement, as described under the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement.

Merger Consideration

Upon consummation of the Merger, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, or the Company, or their respective stockholders, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock (but excluding any Canceled Shares, Dissenting Shares or Rollover Shares), will be automatically canceled and converted into the right to receive an amount in cash equal to $5.00, which we refer to as the Merger Consideration, without interest and minus any applicable withholding taxes. From and after the Effective Time, all of the shares of Class A Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and each holder of a Certificate and each holder of a Book-Entry Share, in each case, outstanding immediately prior to the Effective Time previously representing any such shares of Class A Common Stock will thereafter cease to have any rights with respect to such securities other than the right to receive, upon surrender of such Certificates and Book-Entry Shares, the Merger Consideration in accordance with the Merger Agreement, without interest. As described further under the section entitled “Proposal No. 1: The Merger Proposal—Payment for Class A Common Stock” of this proxy statement, at or prior to the Effective Time, Parent will deposit or cause to be deposited (a) with the Paying Agent, cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid by the Paying Agent to the holders of Class A Common Stock in accordance with the Merger Agreement and (b) with the Company, cash in an amount sufficient to pay the aggregate RSU Consideration in accordance with the Merger Agreement. Promptly following the Effective Time and in any event no later than the second business day following the Effective Time, the Paying Agent will send each holder of Certificates or Book-Entry Shares, as applicable, a letter of transmittal instructing you to send your Certificates to the Paying Agent in order to receive the Merger Consideration, without interest and minus any applicable withholding taxes, for each share of Class A Common Stock represented by such Certificates or Book Entry Shares.

If any cash payment is to be made to a person other than the person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it will be a condition of such payment that the person requesting such payment will pay, or cause to be paid, any transfer taxes required by reason of the making of such cash payment to a person other than the registered holder of the surrendered Certificate or Book-Entry Share or will establish to the reasonable satisfaction of the Paying Agent that such taxes have been paid or are not payable.

After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration (except with respect to Dissenting Shares), without interest and minus any applicable withholding taxes, but you will no longer have any rights as a Company stockholder as a result of the Merger (except with respect to Dissenting Shares), nor will you be entitled to receive any shares in Parent or the Surviving Corporation.

Background of the Merger

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of the Company and TPG. The following is a summary of the material events leading to the signing of the Merger Agreement and key meetings, negotiations, discussions and actions among the Company, TPG and their respective advisors that preceded the execution of the Merger Agreement and public announcement of the transaction. This summary does not purport to describe every conversation or interaction among the parties or their representatives.

The Board and the management of the Company (“Company Management”) regularly evaluate the Company’s business, strategy, and financial plans and prospects. As part of this evaluation, the Board and Company Management, together with legal and financial advisors, also periodically consider strategic alternatives to attract growth capital and maximize value for the Company’s stockholders, including strategic transactions such as a strategic acquisition or a potential sale of the Company. In November 2023, Company Management had discussions with various investment banks, including Moelis, regarding the solar market and solar industry and the Company’s possible strategic alternatives. Company Management continued discussions with these banks to better understand their views of the industry and the Company’s position in the market, including trends and conditions affecting the Company and the solar industry; the Company’s business, competitive position and growth prospects; and the Company’s overall long-term strategic, operational and financial goals and ability to enhance stockholder value. In March 2024, Company Management had discussions with certain of these banks, including Moelis, regarding the possibility of assisting the Company in engaging in conversations with additional potential sources of capital, including with private capital investors.

During the period from April 30, 2024 to July 24, 2024, Company Management, in conjunction with the Board, undertook an in-depth review of the Company’s long-term plan. During this review, the Board provided instructions to Company Management with respect to updates to the Company’s long-term plan.

During the period from May 2024 to August 2024, at the direction of Company Management, Moelis contacted various private investment firms and strategic firms to discuss private capital-raising opportunities. Several of these firms expressed an interest in discussing various ways to partner with the Company, from supplying private capital to the Company to a potential strategic transaction involving the Company.

On July 4, 2024, the Board discussed potential sources of private capital and the Company’s financial model. During the meeting, Sophia Lee, the Company’s Chief Legal Officer, made a presentation to the Board regarding the fiduciary duties of directors and other obligations of Board members in connection with a strategic review and potential sale process.

During the period from July 2024 through August 2024, Moelis introduced the Company to various potential counterparties with respect to a potential capital raise and strategic investment transactions. Following negotiations between the Company and each potential counterparty, the Company entered into customary confidentiality agreements with 29 potential counterparties (including TPG) that had expressed interest to either the Company or to Moelis in exploring such transactions. Following the entry into these confidentiality agreements, during that same time period, members of senior management of the Company (“Senior Management”) held initial exploratory meetings with the potential counterparties to discuss the Company’s business, financial position and prospects and to better understand the counterparties’ interest in a potential transaction involving the Company. Each of the confidentiality agreements entered into by the Company in connection with its evaluation of strategic alternatives included a customary standstill provision that expired upon the public announcement by the Company that it had entered into a definitive agreement in respect of a transaction involving the Company. Following execution of the confidentiality agreements, each party was provided due diligence materials and access to the virtual data room.

On July 24, 2024, the Board met to discuss the Company’s strategic plan, including strategic alternatives available to the Company, merger and acquisition activity in the Company’s industry, perceived liquidity in capital markets and appropriate timing for the Company to explore strategic transactions, including a potential sale process. At the end of the meeting, the Board unanimously resolved to initiate a formal process to explore, review and evaluate strategic alternatives that might be available to the Company.

On August 5, 2024, the Board reviewed the Company’s financial model that was to be provided in a virtual data room available to potential counterparties and delegated independent directors Christine Detrick and Richard Peretz with responsibility to interview bankers to potentially be engaged by the Company to assist in exploring a strategic transaction. The Board delegated this authority to Ms. Detrick and Mr. Peretz for efficiency and not because of any actual or potential conflicts of interest involving any member of the Board.

On August 13, 14 and 15, 2024, Ms. Detrick, Mr. Peretz, and certain members of Senior Management interviewed several investment banks, including Moelis.

On August 20, 2024, Ms. Detrick, Mr. Peretz, and certain members of Senior Management held meetings via videoconference with Moelis and another investment bank regarding their respective proposed terms for an engagement with the Company.

On August 22, 2024, the Board discussed the selection of a financial advisor for the Company in connection with the proposed transaction. Following the discussion, the Board selected Moelis as financial advisor for the Company due to Moelis’s experience in transactions similar to the proposed transaction, its reputation in the investment community, and its familiarity with the Company and its business. The Board approved signing an engagement letter with Moelis, and subsequently Moelis was engaged as the Company’s financial advisor to assist the Company in exploring potential counterparties to engage in a potential strategic transaction with the Company.

On September 4, 2024, the Board held a meeting by videoconference, with members of Senior Management, to discuss initiating a review of strategic alternatives to enhance stockholder value, including a potential sale of the Company, and formation of a transaction committee of the Board (the “Transaction Committee”). The purpose of the Transaction Committee was to assist the Board in evaluating the Company’s long-term strategic plan and strategies, oversee the review and evaluation of any potential strategic transaction involving the Company and, if deemed desirable, oversee the negotiation of the terms and conditions of one or more strategic transactions on behalf of the Company, should the Board determine to evaluate any such potential strategic transactions. The

Transaction Committee was formed for convenience and efficiency and not because of any actual or potential conflicts of interest involving any member of the Board; the authority to approve any potential strategic transaction remained with the Board. Following discussion, the Board unanimously resolved to approve the creation of the Transaction Committee, which was composed of Ms. Detrick and Mr. Peretz. The Board also approved the Company’s financial model to be posted to the virtual data room available to potential counterparties.

On September 12, 2024, the Board formalized the creation of the Transaction Committee by unanimous written consent and tasked the Transaction Committee with interviewing outside legal counsel, including Latham & Watkins LLP (“Latham”), for the strategic review of a potential transaction.

On September 16, 2024, the Transaction Committee held a meeting by videoconference, with members of Senior Management, to discuss retaining outside legal counsel for any potential transaction.

On September 24, 2024, the Transaction Committee held a meeting by videoconference with representatives of Moelis and members of Senior Management to discuss the potential transaction process.

Also on September 24, 2024, the Board met by videoconference, with members of Senior Management in attendance. The Board selected Latham as counsel to the Company in connection with the evaluation of potential strategic alternatives on the basis of Latham’s expertise advising companies in the renewable energy industry and its expertise in mergers and acquisitions and approved the engagement of Latham as outside legal counsel to the Company for the potential transaction. The Board approved the Phase 1 process letter to be posted to the virtual data room for potential counterparties and affirmed the Board’s prior approval of uploading the financial model to the virtual data room for potential counterparties.

On September 24, 2024, Moelis posted the Phase 1 process letter to the virtual data room for potential counterparties. The process letter stated that preliminary indications of interest in a strategic transaction involving the Company should be submitted by October 21, 2024. The process letter did not discuss any of the potential terms of continued employment for Company Management or the possibility that current stockholders of the Company may be asked to roll over their equity interests into the surviving entity after the completion of a business combination, because the Board had instructed Company Management and the stockholders with Board representation not to engage in discussions with potential bidders regarding those topics until the Board could conclude that the transaction consideration and other material terms of the proposed transaction had been agreed by the parties. During the first phase of the process, the Company made available business, financial and legal due diligence materials to the potential counterparties and their respective representatives, including the financial model. The Company also regularly answered selected due diligence requests and follow-up questions from potential counterparties. Additionally, Company Management conducted meetings with 19 potential counterparties to discuss the Company’s business, financial information, and prospects, as well as follow-up due diligence calls and meetings upon request with eight potential counterparties.

On October 11, 2024, the Transaction Committee held a meeting by videoconference with representatives of Moelis and members of Senior Management in attendance to discuss the potential transaction process.

On October 15, 2024, the Company issued a press release announcing that its Board was conducting an ongoing formal review of strategic alternatives, the goal of which was to assess and determine potential strategic alternatives to unlock shareholder value and optimize access to capital for the Company.

Between October 21 and 24, 2024, seven potential counterparties submitted written, non-binding expressions of interest to purchase all of the outstanding shares of common stock of the Company through merger or other business combination. One counterparty submitted an oral, non-binding expression of interest, which was conditioned upon entering into an exclusive process with the Company. In each written proposal, the potential counterparty indicated confidence in its ability to obtain the necessary financing to consummate a transaction but did not otherwise provide financing commitments or other details as to how a transaction would be financed. In addition, each proposal from potential counterparties was subject to further due diligence review of the Company.

During October 2024, Company Management and representatives of Moelis held meetings via videoconference with representatives of the potential counterparties that had submitted non-binding expressions of interest, including TPG, to understand further their interest in pursuing a potential strategic transaction with the Company including the proposed terms of, and the manner in which such potential counterparties intended to finance, any such potential transaction.

On October 25, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the terms of the non-binding expressions of interest submitted to the Company during the first round of the transaction process. During the meeting, Moelis reviewed the steps taken to date in connection with the strategic review being conducted by the Company as well as feedback received to date from the potential counterparties that had submitted non-binding expressions of interest, including TPG. The Transaction Committee discussed the areas of opportunity relating to the business that were identified by these potential counterparties and the key challenges that had been discussed between the Company and these potential counterparties during the first phase of the process, as well as the reasons that participants in the process who had elected not to submit an acquisition proposal gave for withdrawing from the process, to the extent any reasons were given. Moelis also presented certain preliminary financial information and data regarding the Company and the indications of interest. Following discussion with the financial advisors and Company Management, the Transaction Committee agreed to present all eight non-binding expressions of interest (written and oral) for the Board’s consideration, and to recommend that the Board invite the four potential counterparties offering the highest price per share (provided the Board believed they were capable of financing and executing a potential transaction at the offered price per share) to move forward to the next stage of the process. The Transaction Committee also evaluated the possibility of contacting other potential strategic counterparties, including competitors of the Company. Following discussion, the Transaction Committee determined not to affirmatively contact additional strategic counterparties. In making this determination, the Transaction Committee took into account (a) the fact that no strategic counterparty had contacted the Company or its financial advisors despite the Company’s October 15 press release publicly announcing the strategic review process and several other media reports speculating regarding the ongoing strategic review process, (b) the low likelihood that strategic counterparties would engage if contacted, based on the lack of expressed interest from strategic counterparties whom Moelis had contacted previously, and (c) the potential harm to the success of the ongoing process and to the business of the Company if other strategic counterparties were involved, including the risk (i) of confidential information of the Company being made available to competitors or (ii) that customers and other commercial partners may learn that a potential sale of the Company to another industry participant was being considered.

Later in the day, on October 25, 2024, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Company Management in attendance, to discuss the terms of the non-binding expressions of interest submitted to the Company during the first round of the transaction process, the steps taken to date in connection with the strategic review being conducted by the Company, and additional feedback received to date from the potential counterparties that had submitted non-binding expressions of interest, including TPG. Moelis and the Transaction Committee reviewed with the Board the areas of opportunity relating to the business that were identified by these potential counterparties and the key challenges that had been discussed between the Company and these potential counterparties, as well as the reasons that participants in the process who had elected not to submit an acquisition proposal gave for withdrawing from the process, to the extent any reasons were given. Moelis also presented certain preliminary financial information and data regarding the Company and the indications of interest. The Transaction Committee also shared its recommendation that the Board invite the four potential counterparties offering the highest price per share (provided the Board believed they were capable of financing and executing a potential transaction at the offered price per share) to move forward to the next stage of the process. Following discussion with Moelis, Company

Management and the Transaction Committee, the Board authorized Company Management and the Company’s advisors to move forward to the next stage of the process and invite the four potential counterparties offering the highest price per share, which included TPG and three other potential counterparties to whom we refer as Party A, Party B and Party C, to continue in the process. The Board determined to condition Party C’s participation in the next stage of the process on the satisfactory resolution of concerns regarding the sharing of competitively sensitive information with Party C. The Board also authorized representatives of Moelis to inform each potential counterparty that had submitted a non-binding expression of interest, other than TPG and Party A, that they would be expected to improve the financial terms of their proposals if they were to be the successful bidder.

Over the following two weeks, representatives of Moelis invited TPG and Party A, Party B and Party C to move forward to the next stage of the process and held meetings with the four potential counterparties to encourage them to improve the financial terms of their proposals. During this period, (a) Party B expressed an interest in joining with one potential counterparty that had submitted an oral non-binding expression of interest conditioned on an exclusive process, to whom we refer as Party D, to bid as a consortium through the Company’s ongoing process, (b) one potential counterparty, to whom we refer as Party E, improved the financial terms of its initial proposal, and (c) Party F and Party G, the remaining two potential counterparties, indicated to Moelis that they would not improve the financial terms of their proposals and therefore did not intend to continue pursuing a potential transaction with the Company. Additionally, during this period, representatives of Moelis and Company Management engaged in discussions with Party C in an effort to address the competitive concerns identified by the Board.

On November 4, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the review of strategic alternatives of the Company and the non-binding expressions of interest Company Management received from TPG and each of Party A, Party B and Party C. Moelis provided an update to the Transaction Committee regarding its discussions with the other potential counterparties, including Party B’s interest in moving forward to the next stage of the process as part of a consortium with Party D, which the Transaction Committee agreed to permit. Moelis discussed with the Transaction Committee the timing and structure of a potential transaction and contemplated sources of financing in order for the Board to assess whether any such proposal would be viable, and reviewed the then-current state of the capital markets and potential difficulties in financing any transaction involving the Company, as well as observations on the renewable energy market. Representatives of Moelis also discussed with the Transaction Committee and Company Management other existing opportunities and strategic alternatives that might be available to the Company, including continuing to execute on its business plan as a public company. Representatives of Latham made a presentation to the Transaction Committee regarding fiduciary duties of directors and other obligations of the Board members.

On November 6, 2024, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the non-binding expressions of interest received and the potential transaction process. Moelis discussed with the Board the timing and structure of a potential transaction and contemplated sources of financing in order for the Board to assess whether such a proposal would be viable, and reviewed the then current state of the capital markets and potential difficulties in financing any transaction involving the Company, as well as certain observations on the renewable energy market, including strategic transactions announced by peer group companies in the Company’s industry. Representatives of Moelis also discussed with the Board and Company Management other existing opportunities and strategic alternatives that might be available to the Company, including continuing to execute on its business plan as a public company. Representatives of Latham made a presentation to the Board regarding fiduciary duties of directors and other obligations of the Board members.

On November 11, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the potential transaction process. Moelis and Company Management discussed with the Transaction Committee that, following several weeks of negotiation, the Company and Party C were unable to agree to confidentiality and other protections necessary to address the competitive concerns raised by the Board. Moelis also discussed the improved financial terms offered by Party E. Following discussion with Company Management and its advisors, the Transaction Committee determined not to continue to pursue a transaction with Party C, and authorized Company Management and its advisors to invite Party E to move forward to the next stage of the process.

On November 12, 2024, the Company reported its results for the third quarter of 2024.

On November 13, 14, 18 and 19, 2024, Company Management and representatives of Moelis held in person management presentations with representatives of TPG and Party A, Party B and Party D (as a consortium), and Party E and provided on-site visits and tours of one of the Company’s solar facilities in New York.

On November 20, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss updates in the potential transaction process.

On November 25, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to review the steps taken to date in connection with the strategic review being conducted by the Company as well as feedback received to date from the potential counterparties. The Transaction Committee also reviewed the projections of Company Management included in the financial model and questions regarding the financial model that had been received from potential counterparties.

During November and December 2024, the Company made additional business, financial, legal, tax and operational information available in the online virtual data room to TPG, Party A, Party B and Party D (as a consortium) and Party E, and also hosted TPG for additional on-site visits and tours of certain solar facilities owned by the Company. In November 2024, Party D informed Moelis that it did not intend to continue pursuing a potential transaction with the Company, citing concerns regarding the political landscape. Additionally, in December 2024, Party B informed Moelis that it did not intend to continue pursuing a potential transaction with the Company due to inability to find another partner following Party D’s decision to drop from the process and lack of confidence in its ability to bid competitively.

On December 2, 2024, Moelis posted a Phase 2 process letter and a draft merger agreement that had been prepared by Latham to the virtual data room for potential counterparties, requesting Phase 2 proposals and markups of the draft merger agreement by January 10, 2025.

On December 9, 2024, the Transaction Committee held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management, to discuss updates on the ongoing transaction process and to review again the terms of the non-binding expressions of interest submitted to the Company during the first round of the transaction process.

On December 10, 2024, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss updates on the ongoing transaction process and the market’s views of the Company, the Transaction Committee’s activities in connection with the process, and recommendations from the Company’s advisors with respect to the next steps of the process.

On December 12, 2024, Company Management provided Moelis with revised financial projections that included the Company’s results for the third quarter of 2024 and expectations regarding the Company’s performance for the fourth quarter of 2024 and subsequent quarters. The revised financial projections were subsequently shared with the counterparties remaining in the process.

During December 2024, the Company made additional business, financial, legal, tax and operational information available to the potential counterparties remaining in the process in the online virtual data room.

Prior to the January 10th bid deadline, Party A and Party E each informed Moelis that it did not intend to continue pursuing a potential transaction with the Company, but indicated a willingness to reengage on an extended timeline.

On January 14, 2025, consistent with TPG’s prior conversations with Moelis, representatives of TPG delivered to representatives of Moelis a proposal for the acquisition of all the outstanding shares of common stock of the Company, along with a revised draft of the merger agreement and an exclusivity letter. TPG proposed to acquire all of the issued and outstanding shares of Common Stock for a purchase price per share in cash of $5.00, which represented a 66% premium to the Company’s unaffected closing price on October 15, 2024, the last trading day prior to the Company’s announcement of a formal review of strategic alternatives by the Board.

The revised draft of the merger agreement that was included in TPG’s proposal contemplated that, among other things, (a) certain stockholders of the Company would deliver voting and support agreements in connection with the execution of the merger agreement, (b) the Board would not have the right to cause the Company to terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal (the “superior proposal termination right”), (c) the Board would not have the right to change its recommendation to Company stockholders to adopt the merger agreement and approve the proposed transaction other than with respect to a superior proposal, (d) the Company would be obligated to submit the proposed transaction to its stockholders even if the Board (in accordance with the terms of the merger agreement) changed its recommendation to Company stockholders with respect to the proposed transaction (the “force-the-vote provision”), (e) TPG would have an unlimited number of matching rights in the event the Company received a competing offer, (f) the Company and TPG would each be required to pay a termination fee under certain circumstances equal to 5% of the equity value of the Company, (g) in the event the Company’s stockholders did not vote to adopt the merger agreement and approve the proposed transaction, the Company would reimburse TPG for its transaction expenses up to 2% of the equity value of the Company (the “naked no-vote reimbursement provision”), (h) TPG would have no obligation to pursue remedies to obtain antitrust approval of the proposed transaction, (i) the closing would be conditioned on there being no more than a specified percentage of shares exercising appraisal rights with respect to the proposed transaction (the “appraisal condition”), (j) the Company would agree to a broader set of representations and warranties, and (k) the Company would agree to additional restrictions with respect to the operation of the Company while the proposed transaction is pending.

After receiving TPG’s proposal, the Transaction Committee held a meeting by video conference, with representatives of Moelis and Latham and Senior Management, to discuss the terms of such proposal and next steps. The Transaction Committee discussed TPG’s active engagement in the process, as well as the benefits of engaging in a transaction with TPG, including TPG’s reputation and deep expertise in the clean energy sector, the belief that TPG could negotiate and execute definitive transaction documents expeditiously and the high confidence in TPG’s ability to execute a transaction.

On January 15, 2025, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss TPG’s proposal. The Board authorized Moelis to contact TPG to discuss the Board’s initial reactions to its proposal, including the Board’s request that TPG increase its proposed merger consideration, minimize financing conditionality in the transaction, provide comfort regarding its ability to obtain antitrust and other required regulatory approvals for the transaction, provide the Company with a meaningful ability to consider alternative proposals required by the Board’s fiduciary duties, and modify the amount of the termination fees payable by the Company and TPG in certain circumstances. Moelis thereafter discussed the Board’s feedback to TPG’s proposal with a representative of TPG via telephone call. Mr. Felton also discussed the Board’s feedback on the financial terms of TPG’s proposal with a representative of TPG via a telephone call.

On January 17, 2025, TPG confirmed that the offer price included in its January 14th proposal was final, but agreed to modify its proposal with respect to certain key provisions of the merger agreement, including (a) agreeing to provide an equity backstop for the full amount of the merger consideration, (b) removing the force-the-vote provision and the appraisal condition, (c) reducing the termination fee payable by the Company under certain circumstances from 5% to 4% of the Company’s equity value, and (d) increasing the termination fee payable by Parent under certain circumstances from 5% to 6% of equity value.

On January 19, 2025, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss TPG’s revised proposal and updates to the financial model, which included the Company’s revised financial projections shared with Moelis and potential counterparties in December 2024. Based on the perceived benefits of engaging in a transaction with TPG, including TPG’s reputation and deep expertise in the clean energy sector, the belief that TPG could negotiate and execute definitive transaction documents expeditiously and the high confidence in TPG’s ability to execute a transaction, and the additional deal certainty resulting from, among other things, TPG’s agreement to provide a full equity backstop and the removal of the force-the-vote provision and the appraisal condition, the Board authorized the Company and its advisors to continue to negotiate with TPG and to send TPG a revised merger agreement consistent with the discussions at the Board meeting. The Board also approved using the updated financial model for Moelis’ financial analysis and sharing the updated financial model with TPG. During the meeting, Moelis presented certain preliminary financial information and data regarding the Company and the Merger Consideration. At the meeting, the Board also reviewed and discussed disclosures provided by Moelis on January 18, 2025 of certain relationships between Moelis, on the one hand, and TPG, on the other hand, and determined that the relationships disclosed by Moelis did not reflect a material conflict that would prevent Moelis acting as an effective financial advisor in the proposed transaction.

On January 22, 2025, Latham sent a revised draft of the merger agreement to Kirkland & Ellis LLP (“Kirkland”), outside legal counsel to TPG, that reflected, among other things, (a) decreasing the company termination fee to 3% of the Company’s equity value, (b) increasing TPG’s termination fee to 7% of the Company’s equity value, (c) removing the naked no-vote reimbursement provision, (d) reinserting the Board’s ability to consider alternative proposals under circumstances, including the superior proposal termination right and the Board’s ability to change its recommendation in the event of an intervening event, (e) limiting the number of times TPG can attempt to match the terms of a competing proposal, (f) removing the force-the-vote provision and the appraisal condition, (g) proposing that TPG would be obligated to pursue remedies to obtain antitrust approval of the proposed transaction if the remedies would not have a material and adverse impact on TPG or the Company, (h) revising the representations and warranties of the Company to better align with market standards, (i) adding additional flexibility under the interim operating covenants to ensure that the Company would be able to operate in the ordinary course of business during the interim period, and (j) reflecting TPG’s obligation to provide an equity backstop for the full amount of the merger consideration.

On January 24, 2025, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the status of negotiations with TPG. The Board provided direction on the material remaining issues and also approved entering into an exclusivity agreement with TPG for a limited period of time. After further discussions, the parties determined not to enter into that agreement.

On January 26, 2025, Kirkland sent a revised draft of the merger agreement to Latham that reflected, among other things, (a) increasing the company termination fee to 3% of the Company’s enterprise value, (b) decreasing TPG’s termination fee to 6% of the Company’s equity value, (c) setting the expense reimbursement cap equal to 2% of the Company’s equity value, (d) reinserting that TPG would have an unlimited number of matching rights in the event the Company received a competing offer, (e) eliminating any obligation of TPG to pursue remedies to obtain antitrust approval of the proposed transaction, and (f) an expanded set of interim operating covenants of the Company, including limits on the Company’s ability to incur indebtedness under certain existing credit facilities during the interim operating period without TPG’s consent.

On January 27, 2025, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the status of negotiations with TPG. The Board provided direction on the material remaining issues for negotiation.

On January 27, 2025, representatives of Latham and Kirkland discussed certain open terms in the merger agreement, including the following key changes, among others, that would be reflected in Latham’s next version of the merger agreement: (a) the relative dollar values of the termination fees payable by TPG and the Company under certain circumstances; (b) reinserting certain obligations of TPG with respect to securing equity commitments; and (c) limitations on the scope of certain interim operating covenants of the Company to better align with market standards. Following this discussion, on January 28, 2025, Latham sent a revised draft of the merger agreement to Kirkland that reflected, among other things: (a) increasing TPG’s termination fee to $75,000,000, (b) decreasing the company termination fee to $60,000,000, (c) decreasing the expense reimbursement cap to $8,000,000, and (d) reflecting the other changes discussed on the January 27, 2025 call between representatives of Latham and Kirkland.

On January 29, 2025, representatives of Latham and Kirkland discussed certain open terms in the merger agreement, including (a) the amount of the termination fee payable by TPG under certain circumstances proposed in the prior draft from Latham, (b) the number of times TPG can attempt to match the terms of a competing proposal, (c) the Company’s cooperation in obtaining in the Required Debt Consents, and (d) adding a condition to closing that TPG shall have obtained approval under Section 203 of the Federal Power Act. Later that day, Kirkland indicated that Parent would be agreeable to a $70,000,000 Parent Termination Fee subject to the negotiation of the other open terms.

On January 30, 2025, the Board held a meeting by videoconference, with representatives of Moelis and Latham and members of Senior Management in attendance, to discuss the resolution of the final material transaction issues, including the equity commitment letter, the “superior proposal” match rights in favor of TPG, and the treatment of certain representations and warranties as “fundamental” for purposes of conditions to closing. The Board concluded that all material legal terms of the potential transaction had been resolved and, accordingly, that the merger consideration and other material deal terms had been agreed with TPG. On this basis, the Board authorized Company Management to commence discussions with TPG regarding their post-transaction positions and compensation, and the Board authorized Company Management and the significant stockholders with Board representation to commence discussions with TPG regarding potentially rolling over their equity interests in the Company post-transaction.

Representatives of TPG thereafter provided drafts of an equity rollover agreement to certain Company stockholders, and those stockholders engaged in negotiations with TPG over the equity rollover agreement over the following days.

Also on January 30, 2025, Kirkland sent a revised draft of the merger agreement to Latham that reflected, among other things, (a) decreasing TPG’s termination fee to $70,000,000, (b) adding FERC 203 Approval as a condition to Closing, and (c) reinserting that TPG has an unlimited number of matching rights in the event the Company receives competing offers.

From February 1 through February 4, 2025, representatives of Kirkland and Latham continued to exchange drafts of the merger agreement to, among other things, agree upon the appropriate scope of the level of flexibility that the Company will have to continue to operate the business in the ordinary course during the interim operating period, and the form of company support agreement.

On February 5, 2025, the Board held a meeting by videoconference, with representatives of Moelis, representatives of Latham, and members of Senior Management in attendance. Representatives of Latham gave a presentation to the Board regarding fiduciary duties of directors and other obligations of the Board members and provided disclosure of certain relationships between Latham, on the one hand, and the Phase 2 potential counterparties, on the other hand, and provided a summary of the material terms of the merger agreement. The Board determined that the relationships disclosed by Latham did not reflect a material conflict in the context of the proposed transaction. Representatives of Moelis then reviewed and discussed with the Board Moelis’ financial analyses regarding the Company and the Merger Consideration. At the request of the Board, Moelis rendered its oral opinion on February 5, 2025 to the Board, which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board dated the same date, to the effect that, as of February 5, 2025 and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the Merger Consideration to be received by holders of Company Class A Common Stock, other than the Excluded Holder, in the Merger was fair, from a financial point of view, to such holders. The Moelis opinion is more fully described in the section of this proxy statement titled “The Merger— Fairness Opinion of Moelis & Company LLC.“ Following discussion, the Board unanimously (a) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (b) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and its stockholders, (c) approved the execution, delivery and performance by the Company of the Merger Agreement, (d) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders, and (e) resolved to recommend adoption of the Merger Agreement by the Company’s stockholders.

On February 5, 2025, the parties and their respective financial and legal advisors finalized the Merger Agreement and related transaction agreements, and the Company and TPG then executed and delivered the Merger Agreement and related transaction agreements. The stockholders party to the support agreements and the Rollover Agreement also executed and delivered those agreements on the same day.

On February 6, 2025, before the commencement of trading hours, the Company and TPG issued a joint press release announcing the Transactions. The Company filed with the SEC on Form 8-K a copy of the Merger Agreement, the form of Company Support Agreement and the press release announcing the Merger as exhibits.

Recommendation of the Board and Reasons for the Merger

The Board evaluated, with the assistance of its outside legal and financial advisors, the Merger Agreement and the Merger and unanimously determined that the Merger Agreement and the Transactions are advisable, fair to, and in the best interests of the Company and its stockholders, unanimously approved the Transactions, and unanimously recommended that Company stockholders adopt the Merger Agreement.

The Board recommends that you vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal (the “Company Recommendation”).

On February 5, 2025, the Board unanimously (a) determined that the Merger Agreement and the Transactions are advisable, fair to, and in the best interests of the Company and our stockholders, (b) approved the Merger Agreement and approved the Transactions, (c) approved the execution, delivery, and performance by the Company of the Merger Agreement, (d) directed that the adoption of the Merger Agreement be submitted to a vote of our stockholders, and (e) recommended that the Company stockholders adopt the Merger Agreement.

In recommending that our stockholders vote their shares of Class A Common Stock in favor of the Merger Proposal, the Board considered a number of reasons, including the following (not necessarily in order of relative importance):

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Attractive Value. The Board’s belief that the Merger Consideration represents an attractive value for the shares of Class A Common Stock, taking into account the Board’s familiarity with our business, operations, assets, operating results, financial condition, prospects, and business strategy, and the Board’s belief, based on the course and history of the negotiations between Parent and the Company, that the Merger Consideration represented the highest consideration that Parent was willing to pay.

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Best Alternative for Maximizing Stockholder Value. The Board considered that the Merger Consideration was more favorable to our stockholders than the potential value that might result from other alternatives reasonably available to the Company, including the potential stockholder value based on our business plan that could be expected to be generated from remaining a publicly traded company, the possibility of being acquired by other companies, the possibility of acquisitions or mergers with other companies and other transactions, as well as the potential benefits, risks, and uncertainties associated with such alternatives.

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Timing. The Board considered current market activity, changes in general economic and political conditions, and timing for the Company to explore a potential strategic transaction, including in light of recent trends in its industry and the impact of market volatility on the Company. The Board concluded that it was an opportune time for the Company to consider a sale of the Company in light of these factors.

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Risks Relating to Remaining a Publicly Traded Company. The Board reviewed the Company’s business, operations, assets, operating results, financial condition, prospects, business strategy, competitive position, and industry, including the potential impact of those factors on the trading price of our Class A Common Stock, to assess the prospects and risks associated with remaining a publicly traded company. The Board believed that the acquisition of the Company by Parent for $5.00 per share (excluding Canceled Shares, Dissenting Shares, and Rollover Shares) in cash was more favorable to our stockholders than the value of remaining a publicly traded company, after accounting for the risks and uncertainties associated with achieving and executing upon our business and financial plans in the short- and long-term.

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Certainty of Value. The Merger Consideration consists solely of cash, which provides immediate liquidity and certainty of value to our stockholders compared to any transaction in which our stockholders would receive shares of an acquirer’s stock. The Board weighed the certainty of realizing a compelling value for shares of Class A Common Stock by virtue of the Merger against the risks and uncertainties associated with our business, including those described above, as well as the other risks and uncertainties discussed in the Company’s public filings with the SEC. See the section entitled “Where You Can Find More Information” of this proxy statement.

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Historical Value. The Board considered the value represented by the Merger Consideration compared against the current and historical trading prices of our Class A Common Stock, including the market performance of our Class A Common Stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the Merger Consideration represents a 66% premium to the Company’s unaffected closing price on October 15, 2024, the last trading day prior to the Company’s announcement of a formal review of strategic alternatives by the Board.

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Review Process. The Board considered the fact that it had engaged in extensive discussions with Company Management, representatives of its financial advisors, and outside legal counsel, and also took into consideration the financial expertise held by a number of its directors. In particular, the Board contacted or responded to inbound interest from the most feasible potential buyers and engaged in an extensive competitive auction and due diligence process with multiple potential buyers. The Board further considered that the Transaction Committee (as defined in the section entitled “The Merger—Background of the Merger” of this proxy statement) reviewed and assessed, and assisted the Board in reviewing and assessing, the Transactions.

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Ability to Respond to Acquisition Proposals. The Board considered the “fiduciary out” provisions of the Merger Agreement, which, subject to the terms and conditions thereof, permit the Company to furnish information to and conduct negotiations with third parties that make Acquisition Proposals under certain circumstances, permit the Board to change its recommendation to our stockholders regarding the Merger, and permit the Company to terminate the Merger Agreement in order to enter into a Superior Proposal, subject to payment of a termination fee to Parent. The Board further considered the fact that such $60,000,000 termination fee (approximately 3% of the enterprise value of the Company) payable by the Company to Parent upon a termination in accordance with the Merger Agreement in certain circumstances (a) is reasonable in light of the overall terms of the Merger Agreement and the benefits of the Merger and (b) would not preclude another party from making a competing proposal.

•	Terms of the Merger Agreement. The Board considered all of the terms and conditions of the Merger Agreement, including the structure of the transaction, the all-cash form of the Merger Consideration,

the limited scope of the conditions to closing, the Rollover, the Company Support Agreements, and the customary nature of the representations, warranties, and the covenants and agreements of the parties. The Board further considered the course and nature of negotiations with Parent, which were conducted at arm’s length and during which the Transaction Committee and the Board were advised by independent legal and financial advisors. These negotiations ultimately resulted in terms that (a) provide for a significant premium over the trading price of our Class A Common Stock and (b) provide robust provisions to increase certainty of the consummation of the Merger, absent certain prohibitive events or the submission of a Superior Proposal. The Board believed, based on these negotiations, that these were the most favorable terms available to the Company and its stockholders on which Parent, or an alternative purchaser, would be willing to transact.

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Fairness Opinion. The financial analyses reviewed and discussed with the Board on February 5, 2025 by representatives of Moelis in connection with the consideration by the Board of the proposed Merger, as well as the oral opinion of Moelis rendered to the Board on February 5, 2025, which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board dated the same date, to the effect that, as of February 5, 2025 and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the Merger Consideration to be received by holders of Company Class A Common Stock, other than the Excluded Holder, in the Merger was fair, from a financial point of view, to such holders. For more information, see the sections entitled “The Merger—Fairness Opinion of Moelis & Company LLC” of this proxy statement.

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Likelihood of Consummation. The likelihood that the Merger will be consummated, based on, among other things, the Merger Agreement having a limited number of conditions to the Merger, including the absence of a financing condition, the relative likelihood of obtaining required regulatory approvals, the remedies available under the Merger Agreement to the Company in the event of various breaches by Parent, the fact that Parent had already obtained committed equity and debt financing for the Transactions, the limited nature of the conditions to such equity and debt financing, and TPG’s reputation, its financial capacity to complete an acquisition of this size and its prior track record of successfully completing acquisitions, all of which the Board believed supported the conclusion that a transaction with Parent could be completed relatively quickly and in an orderly manner.

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Stockholder Approval; Appraisal Rights. The Board considered that the Merger would be subject to the approval of our stockholders, that stockholders would be free to reject the Merger, and that stockholders (and beneficial owners) who do not vote to adopt the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and receive the appraised fair value of their shares, as provided under Delaware law.

The Board also considered and balanced against the potentially positive factors a number of uncertainties, risks, and other potentially negative factors in its deliberations concerning the Merger and the other Transactions, including the following (not necessarily in order of relative importance):

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No Stockholder Participation in Future Earnings or Growth. The Board considered the fact that the Company will no longer be a publicly traded company, and accordingly, our stockholders will no longer participate in any future growth the Company may experience or any potential future appreciation in the value of shares of our Class A Common Stock.

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Inability to Solicit Other Takeover Proposals. The Board considered that the Merger Agreement includes a covenant prohibiting the Company from soliciting, initiating, seeking, or knowingly facilitating or encouraging any inquiry, discussion, offer, or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. The Board also considered, but did not consider preclusive, the fact that the right afforded to Parent under the Merger Agreement to re-negotiate the terms of the Merger Agreement in response to a Superior Proposal may discourage other parties, who might otherwise have an interest in a business combination with, or an acquisition of, the Company, from making such a proposal.

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Termination Fee. The Board considered the fact that the Company may be required to pay a termination fee of $60,000,000 (approximately 3% of the enterprise value of the Company) if the Merger Agreement is terminated under certain circumstances, including to enter into a Superior Proposal, and that the amount of the termination fee is comparable to termination fees in transactions of a similar size was reasonable, would not likely deter competing bids, and would not likely be required to be paid unless the Company entered into a more favorable transaction. The Board also recognized that Parent considered the provisions relating to these fees to be of critical importance to Parent.

•

Effect of Public Announcement. The Board considered the effect of the public announcement of the Company entering into the Merger Agreement on our operations, including our relationships with customers, vendors, and employees and other business relationships, as well as our ability to attract and retain key personnel while the proposed transaction is pending and the potential adverse effects on our financial results as a result of that disruption, as well as the possibility of any suit, action, or proceeding in respect of the Merger Agreement or the Transactions.

•

Opportunity Costs and Interim Operating Covenants. The Board considered that the focus and resources of Company Management may become diverted from other important business opportunities and operational matters while working to implement the Merger, which could adversely affect our business. The Board also considered the restrictions on the conduct of our business and prohibitions on taking certain actions during the pendency of the Merger, which may delay or prevent the Company from undertaking potential business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger, or may negatively affect our ability to attract, retain, and motivate key personnel.

•

Risk the Merger May Not Be Consummated. The Board considered the fact that consummation of the Merger is subject to the satisfaction of certain closing conditions that are not within our control, including receipt of the necessary regulatory clearances and approvals and that no Company Material Adverse Effect has occurred. There can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied, and as a result, it is possible that the Merger may not be consummated even if the Merger is approved by our stockholders. The Board considered the fact that if the Merger is not consummated (a) we will have incurred significant transaction and opportunity costs, including the possibility of disruption to our operations, diversion of Company Management and employee attention, employee attrition, and a potentially negative effect on our business and customer relationships; (b) the trading price of our Class A Common Stock could be adversely affected; and (c) the market’s perceptions of our prospects could be adversely affected.

•

Financing May Not Be Obtained. The possibility that the Equity Financing contemplated by the Equity Commitment Letter and the Committed Debt Financing contemplated by the Debt Commitment Letter will not be obtained prior to the outside date set forth in the Merger Agreement or the date of expiration or termination of the Lenders’ commitments under the debt commitment letter, or obtained at all, resulting in Parent not having sufficient funds to complete the Merger.

•	Litigation. The Board considered the potential for distracting litigation from stockholder suits in connection with the Merger and the risk of incurring substantial costs and expenses related thereto.

•

Transaction Costs. The Board considered the fact that we have incurred and will continue to incur significant transaction costs and expenses in connection with the Merger, regardless of whether the Merger is consummated.

•

Potential Differing Interests of Directors and Officers. The Board considered the risk that certain directors and officers may have interests in the Transactions as individuals that are in addition to, or that may be different from, the interests of our stockholders. See the section entitled “The Merger—Interests of the Directors and Executive Officers of the Company in the Merger” of this proxy statement.

•	Tax Treatment. The Board considered the fact that the Merger will be a taxable transaction to our stockholders that are U.S. Holders for U.S. federal income tax purposes, and, therefore, such stockholders generally will be required to pay U.S. federal income tax on any gains they recognize as a result of the Merger.

•	Other Risks. Other risks described in and incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information” of this proxy statement.

The Board believed that, overall, the risks and uncertainties associated with the Merger were outweighed by the potential benefits of the Merger to our stockholders.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive, but summarizes the material factors considered by the Board. In light of the variety of factors considered in connection with their evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations and recommendations. Moreover, each member of the Board applied their own personal business judgment to the process and may have given different weight to different factors. The Board did not make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Board based its recommendation on the totality of the information presented, including thorough discussions with, and questioning of, our Senior Management and outside financial advisors and legal counsel. The Board recommends that you vote “FOR” the Merger Proposal and the Adjournment Proposal. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” of this proxy statement.

Fairness Opinion of Moelis & Company LLC

At the meeting of the Board on February 5, 2025 to evaluate and approve the Merger contemplated by the Merger Agreement, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated February 5, 2025, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the Merger Consideration to be received by the holders of Altus Power Class A Common Stock, other than the Excluded Holder, in the Merger was fair, from a financial point of view, to such holders.

The full text of Moelis’ written opinion dated February 5, 2025, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, to the holders of Altus Power Class A Common Stock, other than the Excluded Holder, of the Merger Consideration to be received by such holders in the Merger, and does not address Altus Power’s underlying business decision to engage in the Transactions or the relative merits thereof as compared to any alternative business strategies or transactions that might be available to Altus Power. Moelis’ opinion does not constitute a recommendation to any stockholder of Altus Power as to how such stockholder should vote or act with respect to the Transactions or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.

In arriving at its opinion, Moelis, among other things:

•	reviewed certain publicly available business and financial information relating to Altus Power;

•

reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities, and prospects of Altus Power furnished to Moelis by Altus Power, including financial forecasts provided to or discussed with Moelis by the management of Altus Power;

•	reviewed information regarding the capitalization of Altus Power furnished to Moelis by Altus Power;

•

conducted discussions with members of senior management and representatives of Altus Power concerning the information described in the foregoing bullets, as well as the business and prospects of Altus Power generally;

•	reviewed the reported prices and trading activity for Altus Power Class A Common Stock;

•

considered the results of efforts by or on behalf of Altus Power, including by Moelis at Altus Power’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of all or a portion of Altus Power;

•	reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•	reviewed the financial terms of certain other transactions that Moelis deemed relevant;

•	reviewed a draft, dated February 5, 2025, of the Merger Agreement;

•	participated in certain discussion and negotiations among representatives of Altus Power and Parent and their advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its financial analysis and opinion, Moelis relied on the information supplied to, discussed with or reviewed by it being complete and accurate in all material respects. Moelis did not independently verify any such information or assume any responsibility for the independent verification of any such information. Moelis also relied on the representation of Altus Power’s management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. Moelis relied upon, without independent verification, the assessment of Altus Power and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory, and accounting matters. With respect to the financial forecasts referred to above, Moelis assumed, at the direction of the Board, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Altus Power as to the future performance of Altus Power. Moelis expressed no views as to the reasonableness of any financial forecasts or the assumptions on which they are based. In addition, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of Altus Power, nor was Moelis furnished with any such evaluation or appraisal.

Moelis’ opinion did not address Altus Power’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to Altus Power. Moelis’ opinion did not address any legal, regulatory, tax or accounting matters. Moelis was not asked to, nor did it, offer any opinion as to any terms of the Merger Agreement or any aspect or implication of the Merger (including any rollover that may be available to one or more stockholders in the Merger and any voting and support agreement to be entered into in connection with the Merger), except for the fairness of the Merger Consideration from a financial point of view to the holders of Altus Power Class A Common Stock, other than the Excluded Holder. Moelis’ opinion did not address, and Moelis expressed no opinion regarding, any aspects or implications of the Conversion, and Moelis assumed for purposes of its analyses and opinion that the Conversion is effected on the terms described to Moelis by representatives of Altus Power. Moelis did not express any opinion as to fair value, viability or the solvency of Altus Power following the Closing. In rendering its opinion, Moelis assumed that the final executed form of the Merger Agreement would not differ in any material respect from the draft that it had reviewed, that the Merger would be consummated in accordance with its terms without any waiver or modification that could be material to Moelis’ analysis, that the representations and warranties of each party set forth in the Merger Agreement were accurate and correct, and that the parties to the Merger Agreement would comply with all the material terms of the Merger Agreement. Moelis assumed that all governmental, regulatory or other consents or approvals necessary for the completion of the Merger would be obtained, except to the extent that could not be material to its analysis.

Moelis’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date of the opinion and Moelis assumed no responsibility to update its opinion for developments occurring or coming to its attention after the date thereof.

Moelis’ opinion did not address the fairness of the Merger or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of Altus Power (other than the fairness of the Merger Consideration from a financial point of view to the holders of Altus Power Class A Common Stock, other than the Excluded Holder). In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. Moelis’ opinion was approved by a Moelis fairness opinion committee.

This summary of the financial analyses is not a complete description of Moelis’ opinion or the analyses underlying, and factors considered in connection with, Moelis’ opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.

No company used in the analyses described below is identical to Altus Power. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described below (including much of the information used therein) are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Altus Power nor Moelis or any other person assumes responsibility if future results are materially different from those forecasts.

The Merger Consideration was determined through arms’ length negotiations between Altus Power and Parent, and was approved by the Board. Moelis did not recommend any specific consideration to Altus Power or the Board, or that any specific amount or type of consideration constituted the only appropriate consideration to be paid in the Merger.

Summary of Financial Analyses

The following is a summary of the material financial analyses prepared by Moelis in connection with its opinion to the Board at a meeting held on February 5, 2025. This summary describes the material analyses underlying Moelis’ opinion but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinion.

Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis’s analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.

For purposes of Moelis’ analyses:

•

“Adjusted EBITDA” was generally calculated as the relevant company’s earnings before interest, taxes, depreciation and amortization; provided that references in this section to Adjusted EBITDA of Altus Power reflect Altus Power management estimates (for the definition Adjusted EBITDA used by Altus Power, including adjustments thereto, see “The Merger—Certain Financial Forecasts”).

•

“Total Enterprise Value” (or “TEV”) was generally calculated as the market value of the relevant company’s fully diluted common equity based on its closing stock price on a specified date, plus (a) indebtedness, less (b) cash and cash equivalents, plus (c) the book value of preferred stock and non-controlling interests, plus (d) asset retirement obligations, where applicable (in each of the foregoing cases as of the relevant company’s most recently reported quarter end).

Discounted Cash Flow Analysis

Utilizing the Altus Power forecasted financial information and other information and data provided by Altus Power management, Moelis performed a discounted cash flow (“DCF”) analysis of Altus Power to calculate the present value, as of September 30, 2024, of (a) the estimated future unlevered after-tax free cash flows projected to be generated by Altus Power for the three months ended December 31, 2024 and the calendar years ending December 31, 2025 through December 31, 2030 and (b) the estimated terminal value of Altus Power, as described below. For purposes of the DCF analysis, unlevered free cash flow was calculated as Adjusted EBITDA less capital expenditures, adjusted for stock-based compensation being treated as a cash expense and tax equity proceeds, distributions and buyout cash flows (each as reflected in the Altus Power financial forecasts).

Moelis utilized a range of discount rates of 8.25% to 10.25% based on an estimated range of the weighted average cost of capital (“WACC”) for Altus Power. The estimated WACC range was derived using the Capital Asset Pricing Model and a size premium. Moelis used the foregoing range of discount rates to calculate the present values as of September 30, 2024 of (a) the estimated unlevered after-tax free cash flows of Altus Power for the three months ended December 31, 2024 and the calendar years ending December 31, 2025 through December 31, 2030 (in each case, discounted using a mid-year discounting convention) and (b) the estimated terminal value range derived by applying a range of selected terminal multiples of 11.00x to 12.00x to an estimate of Altus Power’s terminal year Adjusted EBITDA approved by the Board (see “The Merger—Certain Financial Forecasts”). The range of terminal multiples used by Moelis was selected based on its professional judgment and experience and reflected the multiple range applied in Moelis’ selected publicly traded companies analysis to Altus Power’s 2025E Adjusted EBITDA, as further described below. The DCF analysis indicated an implied per share value range for Altus Power Class A Common Stock of $2.13 to $6.91 per share, as compared to the Merger Consideration.

Selected Publicly Traded Companies Analysis

Moelis reviewed financial and stock market information of the selected publicly traded companies noted below (the “Selected Companies”), which Moelis determined, based on its professional judgment and experience, to be generally relevant in certain respects to Altus Power for purposes of this analysis. Although none of the selected publicly traded companies that Moelis considered in its financial analysis are directly comparable to Altus Power, in determining the publicly traded companies to use in this analysis, Moelis referenced publicly traded companies that were renewable independent power producers whose primary business consists of generating clean, renewable power, principally to sell to customers under long-term power purchase agreements, operate an at-scale portfolio of generation assets and have plans to develop or acquire further generation assets. The estimates of the future financial performance for the selected publicly traded companies listed below were based on publicly available research analyst estimates for those companies.

The Selected Companies used by Moelis in this analysis are as follows:

•	Clearway Energy, Inc. (“Clearway”)

•	Innergex Renewable Energy Inc. (“Innergex”)

•	Boralex Inc. (“Boralex”)

•	Northland Power Inc. (“Northland Power”)

•	XPLR Infrastructure, LP (“XPLR”), formerly named NextEra Energy Partners, LP

Moelis reviewed and analyzed, among other things, the TEV of each of the Selected Companies, as well as Altus Power, as a multiple of estimated Adjusted EBITDA for each of the calendar years 2025 and 2026 (as of January 31, 2025 for the Selected Companies and as of January 31, 2025 and October 15, 2024 (the last trading day prior to Altus Power’s announcement regarding its strategic alternatives review process) for Altus Power), in each case based on publicly available consensus research estimates.

The Selected Companies and their implied TEV to estimated Adjusted EBITDA multiples for each of the calendar years 2025 and 2026 used by Moelis in this analysis are summarized in the following table:

	TEV / 2025E Adjusted EBITDA	TEV / 2026E Adjusted EBITDA
Selected Companies
Clearway	11.0x	10.2x
Innergex	10.0x	10.0x
Boralex	9.2x	8.5x
Northland Power	9.1x	8.0x
XPLR	8.7x	9.2x

Mean	9.6x	9.2x
Median	9.2x	9.2x

Altus Power (10/15/24)	12.8x	10.5x
Altus Power (1/31/25)	14.8x	12.4x

Based on the foregoing analysis and its professional judgement and experience, Moelis selected (a) a reference range for TEV/2025E Adjusted EBITDA multiples for Altus Power of 11.0x to 12.0x and (b) a reference range for TEV/2026E Adjusted EBITDA multiples for Altus Power of 9.5x to 10.5x. Moelis then applied these multiples to Altus Power’s 2025E Adjusted EBITDA and 2026E Adjusted EBITDA based on the Altus Power forecasted financial information.

This analysis indicated implied per share value ranges for Altus Power Class A Common Stock of $2.31 to $3.25 per share (based on 2025E Adjusted EBITDA) and $3.39 to $4.59 (based on 2026E Adjusted EBITDA), as compared to the Merger Consideration.

Other Information

Moelis also noted for the Board certain additional factors that were not considered part of Moelis’s financial analysis with respect to its opinion but were referenced for informational purposes only, including, among other things:

Leveraged Buyout Analysis

Moelis also considered theoretical per share purchase prices that could be paid by a hypothetical financial buyer for 100% of the Altus Power Class A Common Stock. Moelis based its analysis on the Altus Power financial forecasts. Moelis noted that assuming a target annualized internal rate of return of 12.00% to 18.00%, a range of exit multiples of 11.0x to 12.0x informed by the 2025E EBITDA multiple range used in the selected publicly traded companies analysis described above and a 6.25-year investment hold period, the analysis indicated potential transaction prices that could be paid and generate the required returns of $2.99 per share to $7.02 per share.

Selected Precedent Transactions Analysis

Moelis considered and reviewed select precedent transactions that involved target companies that focus on renewable power generation and non-regulated power providers. In performing its analysis, Moelis reviewed and analyzed, among other things, the TEV of the target business implied by the transaction price for each of the selected precedent transactions as a multiple of the last twelve months prior to transaction announcement (“LTM”) and full calendar year in which transaction was announced (“CY”) EBITDA for each target business. Financial data for such selected precedent transactions were based on public filings and other publicly available information relating to the relevant transaction, and LTM and CY EBITDA for each target company were calculated based on publicly available financial data at the time of announcement of the relevant selected precedent transaction and equity research estimates. Based on the foregoing analysis and its professional judgement and experience, Moelis selected a reference range of TEV / 2024E Adjusted EBITDA multiples for Altus Power of 12.0x to 14.0x. Moelis then applied these multiples to Altus Power’s 2024E Adjusted EBITDA based on the Altus Power’s forecasted financial information. This analysis indicated an implied per share value range for Altus Power Class A Common Stock of $0.15 per share to $1.51 per share.

52-Week High / Low

Moelis reviewed the historical trading performance of Altus Power Class A Common Stock over a 52-week period ending October 15, 2024 (the last trading day prior to Altus Power’s announcement regarding its strategic review process), which ranged from a closing share price low of $2.75 on October 10, 2024 to a closing share price high of $7.27 on February 15, 2024.

Equity Research Analyst Share Price Targets

Moelis reviewed publicly available share price targets from eight selected Wall Street equity research reports for Altus Power Class A Common Stock published between November 13, 2024 and January 14, 2025 which ranged from $4.00 per share to $6.50 per share.

Miscellaneous

Moelis acted as financial advisor to Altus Power in connection with the Merger and will receive a transaction fee (currently estimated to be approximately $10 million) based on the transaction value to be determined at Closing, against which Altus Power may credit the fee, to the extent paid, of $2 million which became payable upon Moelis having substantially completed its work in connection with rendering its opinion (regardless of the conclusions reached in the opinion). In addition, Altus Power agreed to indemnify Moelis and certain related persons and entities for certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Moelis’ affiliates, employees, officers and partners may at any time own securities or other interests (long or short) in Altus Power and TPG Capital, the financial sponsor of Parent, and its related entities (collectively, “PE Sponsor”). Moelis provided and currently provides investment banking and other services to PE Sponsor unrelated to the Merger and in the future may provide such services to PE Sponsor, and have received and may receive compensation for such services. In the past two years prior to its opinion, Moelis and its affiliates acted as financial advisor to PE Sponsor in connection with the following completed assignments: (a) three buyside transactions, (b) three sellside transactions and (c) one valuation analysis, each of which was unrelated to the Merger and for which Moelis and its affiliates received fees of approximately $71 million. Moelis is currently acting as financial advisor to PE Sponsor in connection with one or more potential transactions that are unrelated to the Merger. If such potential transactions are completed, Moelis estimates it will receive fees of up to $2 million. The Board selected Moelis as its financial advisor in connection with the Merger because Moelis has substantial experience in similar transactions and familiarity with sector in which Altus Power is engaged. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.

Certain Financial Forecasts

The Company’s management prepares projections of the Company’s expected financial performance as part of its management of the business. Other than guidance in connection with its regularly scheduled earnings releases, as a matter of course, the Company does not publicly disclose any projections due to the inherent unpredictability of the underlying assumptions and estimates. However, the Company is including certain unaudited prospective financial information for the years 2025 through (and including) 2030, which we refer to as the “Company Forecasts” in this proxy statement in order to provide stockholders access to a summary of certain nonpublic, unaudited prospective financial information that was made available to the Board in connection with its consideration of the Merger, and was also provided by the Company to Moelis in connection with the rendering of its opinion to the Board and performing its related financial analyses.

In connection with the Board’s review of the Company’s strategic alternatives, including the consideration and evaluation of a potential transaction with Parent, the Senior Management prepared and provided the Company Forecasts to the Board. The Company Forecasts were reviewed by the Board and shared with Moelis. At the direction of the Board, Moelis used and relied upon the Company Forecasts in connection with its financial analyses and opinion, as summarized in the section entitled “The Merger—Fairness Opinion of Moelis & Company LLC” of this proxy statement. The Company Forecasts were not prepared with a view toward public disclosure and reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and do not reflect actual results or business developments after the date they were prepared.

The Company Forecasts were also provided to Parent in connection with its consideration of the potential transaction, as well as to other potential counterparties who executed confidentiality agreements and participated in the Company’s process. For these reasons, the Company has elected to summarize the Company Forecasts in this proxy statement.

The Company’s internal financial forecasts, such as the Company Forecasts, and the assumptions upon which the Company Forecasts were based, are subjective in many respects and thus subject to interpretation. Although presented with numerical specificity, the Company Forecasts are forward-looking statements and are based upon a variety of estimates and numerous assumptions made by the Company’s management with respect to, among other matters, industry performance, general business, economic, market, and financial conditions, and other matters, including the factors described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” of this proxy statement and other risk factors described in the Company’s filings with the SEC, many of which are difficult to predict, are inherently uncertain, are beyond the Company’s control, are subject to significant uncertainties, and may not reflect current prospects for the Company’s business, changes in general business, economic, market, and financial conditions, and other matters, transactions, or events that have occurred or that may occur and that were not anticipated when the Company Forecasts were prepared. In addition, since the Company Forecasts cover multiple years, such information, by its nature, becomes less reliable with each successive year. There can be no assurance that the estimates and assumptions made in preparing the Company Forecasts will prove accurate, that the projected results will be realized, or that actual results will not be significantly higher or lower than projected. In addition, the Company Forecasts do not take into account the Merger or any of the other Transactions that might also cause actual results to differ materially. The Company’s stockholders are urged to review the Company’s filings with the SEC for a description of the Company’s actual reported results of operations and financial condition.

The Company Forecasts are not intended to comply with, and include financial metrics that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding financial projections, and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared and presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled measures used by other companies. The non-GAAP financial measures used in the Company Forecasts were relied upon by Moelis for the purposes of its opinion and by our Board in connection with its consideration of the Merger. Financial measures included in projections provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the

Company Forecasts, are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore such projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Moelis for purposes of its opinion, or by our Board in connection with its consideration of the Merger. Accordingly, we have not provided a reconciliation of the financial measures included in the Company Forecasts to the relevant GAAP financial measures. Neither Grant Thornton LLP, the Company’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled, or performed any procedures with respect to the Company Forecasts, and, accordingly, neither Grant Thornton LLP nor any other public accounting firm expresses an opinion or any other form of assurance with respect to the Company Forecasts, and assume no responsibility for, and disclaim any association with, the prospective financial information. Reports by Grant Thornton LLP incorporated by reference into this proxy statement relate solely to the Company’s historical financial information. They do not extend to the prospective financial information and should not be read to do so.

The Company defines “Adjusted EBITDA” as net income adjusted for interest expense, depreciation, amortization and accretion expense, income tax expense, or benefit, acquisition, and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, gain or loss on disposal of property, plant, and equipment, change in fair value of redeemable warrant liability, change in fair value of Alignment Shares liability, loss on extinguishment of debt, net, and other miscellaneous items of other income and expenses. The Company uses Adjusted EBITDA because the Company believes it is useful to management, investors, and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. Factors in this determination include the exclusion of (1) variability due to gains or losses related to fair value remeasurement of contingent consideration and the change in fair value of redeemable warrant liability and Alignment Shares liability, (2) strategic decisions to acquire businesses, dispose of property, plant, and equipment or extinguish debt, and (3) the non-recurring nature of stock-based compensation and other miscellaneous items of income and expense, which affect results in a given period or periods. In addition, adjusted EBITDA represents the business performance of the Company before the application of statutory income tax rates and tax adjustments corresponding to the various jurisdictions in which the Company operates, as well as interest expense and depreciation, amortization and accretion expense, which are not representative of our ongoing operating performance. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets.

None of the Company, the Board, Moelis, or any of their respective affiliates, advisors, or other representatives has made or makes any representation regarding the information included in the Company Forecasts. Stockholders and other readers of this proxy statement are cautioned not to rely unduly, if at all, on the Company Forecasts. Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or effects, may have changed since the date the Company Forecasts were prepared. The Company has not updated or otherwise revised, and does not intend to update or otherwise revise, the Company Forecasts to reflect circumstances existing after the date when prepared or to reflect the occurrence or non-occurrence of events after the date when prepared, even if any or all of the assumptions on which the Company Forecasts were based are shown to be inaccurate. Subject to the foregoing qualifications, set forth below is a summary of the Company Forecasts. Unlevered Free Cash Flow presented in the table below is calculated as Adjusted EBITDA, less capital expenditures and adjusted for tax equity proceeds, distributions and buyout cash flows and stock-based compensation (the Unlevered Free Cash Flow estimates provided by the Company to Parent were unburdened by stock-based compensation). As approved by Company management and authorized by the Company’s Board, an estimate of terminal year Adjusted EBITDA of $736 million was provided by the Company to Moelis for purposes of Moelis’ discounted cash flow analysis.

(in millions)	2025P	2026P	2027P	2028P	2029P	2030P
Revenue	$253	$320	$413	$521	$670	$868
Adj. EBITDA	$155	$199	$265	$342	$448	$595

Unlevered Free Cash Flow	($307)	($401)	($509)	($663)	($890)	($1,140)

Interests of the Directors and Executive Officers of the Company in the Merger

When considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of these interests and considered them, among other matters, in evaluating and approving the Merger Agreement and the Merger and in recommending that the Merger Proposal be approved by our stockholders. See the sections entitled “The Merger—Background of the Merger” and “The Merger—Recommendation of the Board and Reasons for the Merger” of this proxy statement. You should take these interests into account in deciding whether to vote “FOR” the Merger Proposal.

These interests are described in more detail below. The dates used below to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events occur.

Treatment of the Company Equity Awards, Company Stock Plan, and ESPP in the Merger

Certain directors and executive officers hold outstanding Company Compensatory Awards.

Under the Merger Agreement, except as otherwise agreed upon in writing between the applicable holder and Parent prior to the Effective Time, effective immediately prior to the Effective Time, each Company RSU Award and Company PSU Award will be treated as follows:

•

Each Vested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest) equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Vested Company RSU Award by (b) the Merger Consideration, payable as soon as practicable following the Closing.

•

Each Unvested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company TSR PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company TSR PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of the Merger Agreement) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company GW PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company GW PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company Stock Price PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time for no consideration.

All amounts payable with respect to the Company RSU Awards and Company PSU Awards will be subject to deduction for any required tax withholding.

Subject to the consummation of the Merger, the 2021 Plan will terminate effective immediately prior to the Effective Time.

Effective as of the date of the Merger Agreement, no participants have been (or will be) allowed to participate in the ESPP. Subject to the consummation of the Merger, the ESPP will terminate as of immediately prior to the Effective Time.

The following table sets forth, for each of our current and former executive officers and non-employee directors who served in such role at any point since January 1, 2024, the aggregate number of shares of Class A Common Stock and Class B Common Stock owned (directly or indirectly) or subject to outstanding Company Compensatory Awards (excluding Company Stock Price PSU Awards, which will be terminated and canceled for no consideration in connection with the Merger), in each case as of February 14, 2025.

Name	Performance Stock Units (#)(1)	Value of Performance Stock Units ($)(2)	Restricted Stock Units (#)	Value of Restricted Stock Units ($)(2)	Shares of Common Stock (#)	Value of Common Stock ($)(2)
Executive Officers
Gregg Felton	206,955	$1,034,775	1,376,317	$6,881,585	12,166,973	$60,834,865
Anthony Savino	110,781	$553,907	416,091	$2,080,455	3,542,562	$17,712,810
Dustin Weber	113,408	$567,040	308,823	$1,544,115	1,542,951	$7,714,755
Lars Norell(3)(4)	—	—	—	—	6,598,766	$32,993,830
Non-Employee Directors
Christine Detrick	—	—	111,111	$555,555	167,779	$838,895
Robert Horn	—	—	—	—	—	0
Richard Peretz	—	—	76,832	$384,160	57,788	$288,940
Tina Reich	—	—	39,413	$197,065	20,136	$100,680
Robert Bernard(5)	—	—	44,410	$222,050	0	0
Richard Shapiro	—	—	48,357	$241,785	0	0
William Concannon(3)(6)	—	—	—	—	199,667	$998,335
Diane Brink(3)(7)	—	—	—	—	—	0

(1)

The number of outstanding performance stock units includes the number of units that will achieve applicable performance goals based on the Merger Consideration (but which have not satisfied service-vesting conditions), and assumes that installed solar capacity goals applicable to Company GW PSU Awards are achieved. As mentioned above, Company Stock Price PSU Awards will be canceled for no consideration, and therefore are not included in this table.

(2)	Dollar values are calculated based on the Merger Consideration of $5.00 per share.
(3)

Ms. Brink and Messrs. Norell and Concannon are no longer providing services to the Company; accordingly, information related to their current ownership of Class A Common Stock is not readily determinable. For Ms. Brink and Mr. Concannon, the information related to each individual’s ownership of Class A Common Stock set forth in this table is as of the last day the applicable individual was employed or engaged by the Company.

(4)	As reported on a Schedule 13D/A filed on February 7, 2025, Mr. Norell is the beneficial owner of 6,598,766 shares.
(5)	Mr. Bernard has transferred all Company RSU Awards granted to him to CBRE Acquisition Sponsor, LLC.
(6)	As reported on a DEF 14A filed on April 12, 2023. William Concannon is the beneficial owner of 199,647 shares.
(7)	As reported on a DEF 14A filed on April 12, 2023. Diane Brink is the beneficial owner of 0 shares.

Director and Executive Officer Compensation Arrangements

Employment Agreements; Restrictive Covenant Agreements; Equity Award Agreements

Each of Messrs. Felton and Weber has entered into an employment agreement with the Company (each, an “Employment Agreement”).

Under his Employment Agreement, Mr. Felton is eligible to receive the following payments and benefits if his employment is terminated by the Company without “cause” or if he resigns for “good reason” (as such terms are defined in the Employment Agreement): (a) 12 months’ base salary continuation at the rate in effect at the time of such termination of employment; (b) Company-subsidized health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 for 12 months following such termination of employment or, if earlier, until he becomes eligible for medical benefits from a subsequent employer; (c) any earned but unpaid bonus for the year prior to the year in which such termination occurs; and (d) a prorated bonus for the year in which such termination occurs, based on actual performance, subject, in each case, to his execution of a release of claims and continued compliance with restrictive covenants in favor of the Company.

Under his Employment Agreement, Mr. Weber is eligible to receive continued payment of base salary and provision of health and dental benefits following his termination of employment during the period that the Company intends to enforce the non-competition covenant under his Employment Agreement (up to six months post-termination).

In addition, each of Messrs Felton, Weber, and Savino have entered into a Confidential Information, Inventions, and Proprietary Rights Agreement with the Company (each, a “Restrictive Covenant Agreement”) pursuant to which the executive officer is eligible to receive continued payment of base salary and provision of health and dental benefits following the executive officer’s termination of employment during the period that the Company intends to enforce the non-competition covenant thereunder (up to 12 months post-termination). Any such payments and benefits under an executive officer’s Restrictive Covenant Agreement will be offset by any severance payments and benefits the Company otherwise is required to provide under his Employment Agreement or otherwise.

The current executives’ equity award agreements also provide for vesting in full (to the extent then-unvested) upon a termination of employment by the Company without “cause” (as defined in the 2021 Plan) within 12 months following a change in control of the Company. The current directors’ equity award agreements provide for vesting in full (to the extent then-unvested) upon a change in control of the Company.

2024 Annual Bonuses

The Merger Agreement provides that in the event the Closing occurs prior to the payment of bonuses under the Company’s 2024 bonus program, Parent will cause each continuing employee, including each current executive, to be paid such employee’s 2024 annual bonus pursuant to the terms and conditions set forth in such program consistent with the Company’s past practice. The annual bonuses will be paid no later than April 10, 2025, subject to the employee’s continued employment through the payment date, except that an employee will remain entitled to receive such employee’s 2024 bonus if the employee dies or incurs a termination of employment without “cause” or due to the employee’s “disability” (each such term as defined in the 2021 Plan), in any case, prior to the payment date.

Transaction Bonuses

On February 4, 2025, in connection with the Merger, the Compensation Committee of the Board (the “Compensation Committee”) recommended to the Board, and the Board approved, cash payments of $60,000 and $20,000 to each of Christine Detrick and Richard Peretz, respectively, who served on the Transaction Committee of the Board, payable on or about March 28, 2025.

On February 5, 2025, in connection with the Merger, the Compensation Committee approved transaction bonus awards for certain Company employees, including each of our current executive officers. Each transaction bonus will be made pursuant to a transaction bonus agreement with the Company and is payable upon the consummation of the Merger, subject to the executive’s continued service through the Closing. The transaction bonus amounts for our executives are set forth in the table below.

Name	Transaction Bonus
Gregg Felton	$572,500
Dustin Weber	$500,000
Anthony Savino	$175,000

2025 Company RSU Awards

On February 5, 2025, the Compensation Committee approved our current executives’ annual bonuses with respect to 2024. Consistent with past practice, our executives’ bonuses were approved in the form of Company RSU Awards, which will be subject to time-based vesting over two years, with 50% of the award vesting on each of the first two anniversaries of the grant date (expected to be March 28, 2025), subject to the executive’s continued employment through the applicable vesting date. The number of shares subject to these Company RSU Awards will be determined by dividing the dollar-denominated value (set forth in the table below) by the Merger Consideration.

Name	STI RSU Award
Gregg Felton	$516,937
Dustin Weber	$309,914
Anthony Savino	$309,914

On February 5, 2025, the Compensation Committee also approved annual Company RSU Awards for employees, including our named executive officers. Such Company RSU Awards will be subject to time-based vesting over three years, with one-third of the award vesting on each of the first, second, and third anniversaries of the grant date (expected to be March 28, 2025), subject to the employee’s continued service through the applicable vesting date. The number of shares subject to these Company RSU Awards will be determined by dividing the dollar-denominated value (set forth in the table below) by the Merger Consideration.

Name	Annual RSU Award
Gregg Felton	$2,310,000
Dustin Weber	$1,293,000
Anthony Savino	$1,265,000

Each of the Company RSU Awards granted in 2025 will be subject to the treatment of Company RSU Awards described above under “—Treatment of the Company Equity Awards, Company Stock Plan, and ESPP in the Merger.”

Employee Benefits

The Merger Agreement requires Parent (or the Surviving Corporation) to provide certain compensation and benefits for a period of 12 months following the Effective Time for continuing employees of the Company, and to take certain actions in respect of employee benefits provided to such continuing employees, including its executive officers. For a detailed description of these requirements, please see the section entitled “Proposal No.  1: The Merger Proposal—Employee Matters” of this proxy statement.

Insurance and Indemnification of Directors and Executive Officers

Parent has agreed that it will cause the Surviving Corporation to take all actions necessary or appropriate to ensure that, from and after the Effective Time, all rights to indemnification, exculpation, and advancement of expenses now existing in favor of (a) each present and former director, officer, and employee of the Company and its subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, or liabilities incurred in connection with any claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative, or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under or required by applicable law or the respective certificates of incorporation, bylaws, or other organizational documents of the Company or its subsidiaries, as applicable, or indemnification agreements to which the Company or its subsidiaries, as applicable, are a party or otherwise bound, in each case as in effect on the date of the Merger Agreement, and (b) each person entitled to such indemnification or exculpation under the provisions of the contracts set forth on the Company Disclosure Letter to the fullest extent permitted thereunder, in each case, will continue in full force and effect in accordance with its terms.

The Company may purchase a pre-paid, non-cancelable six-year “tail” policy (containing terms not less favorable than the terms of such current insurance coverage), of directors’ and officers’ liability insurance with respect to matters existing or occurring at or before the Effective Time. If the Company does not purchase such “tail” policy, Parent may cause the Surviving Corporation to do so.

Rollover Shares

Pursuant to the Merger Agreement and that certain Rollover Agreement, dated February 5, 2025, by and among the Rollover Stockholders and Parent, the Rollover Stockholders will, immediately prior to the Effective Time, contribute to Parent certain of their respective Rollover Shares in exchange for newly issued equity interests of Parent in accordance with the terms of the Rollover Agreement.

In addition, the Rollover Agreement provides that the Rollover RSUs held by Gregg Felton will be converted into awards that will be settled in equity interests of Parent pursuant to the terms and conditions of a separate agreement between Parent and Mr. Felton.

Financing of the Merger

The Merger Agreement is not conditioned upon receipt of financing by Parent. We anticipate that the total amount of funds necessary to consummate the Merger and the other Transactions, not including fees and expenses, will be approximately $905,371,158, including the estimated funds needed to (a) pay our stockholders the Merger Consideration due to them under the Merger Agreement; (b) make payments in respect of outstanding Company RSU Awards pursuant to the Merger Agreement; and (c) pay, redeem, or otherwise terminate any outstanding net indebtedness of the Company as of Closing.

Pursuant to the Equity Commitment Letter, the TPG Guarantor has committed, subject to the terms and conditions set forth therein, to capitalize Parent in an aggregate amount of up to $920,371,158 at or prior to the Closing. The proceeds from the Equity Financing will be used to fund: (a) the payment of the aggregate Merger

Consideration and RSU Consideration to which holders of Company’s common stock and Company Compensatory Awards will be entitled at the Effective Time pursuant to the Merger Agreement; (b) the repayment of the APAGH Term Loan (as defined in the Merger Agreement) and outstanding borrowings under the APAG Revolver (as defined in the Merger Agreement) as of the date of the Equity Commitment Letter (including principal, interest, premiums, fees, and charges related thereto) unless such facilities are refinanced or applicable lender consents are received prior to the Closing; and (c) the payment of all fees and expenses to be paid by Parent or Merger Sub in connection with the Transactions.

Additionally, Parent has obtained the Debt Commitment Letter for the purpose of (a) the Refinancing the APAGH Term Loan concurrently with the Closing of the Merger and the other Transactions, (b) paying fees and expenses incurred in connection with the Refinancing and the transactions related thereto and (c) making distributions to indirectly cover a portion of the Merger Consideration.

The TPG Guarantor has also provided a Limited Guaranty with respect to the payment of the termination fee payable by Parent pursuant to the Merger Agreement, and certain associates fees and expenses, in the event such termination fee becomes payable, subject to the terms and conditions set forth in the Merger Agreement and the Limited Guaranty.

The Merger Agreement provides that Parent will use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to consummate the Equity Financing on or prior to the Closing Date in accordance with the terms, and subject to the conditions, set forth in the Equity Commitment Letter. The Merger is not conditioned on Parent’s or Merger Sub’s receipt of the Committed Debt Financing or the Equity Financing.

Financing Cooperation

Prior to the consummation of the Merger, the Company has agreed to, and to cause each of its subsidiaries to, use its reasonable best efforts to provide customary or necessary cooperation in connection with obtaining the Committed Debt Financing and the refinancing or extension of the maturity of the APAG Revolver (collectively, the “Debt Financing”) as the Parent may reasonably request, including, among other enumerated assistance, assisting Parent in connection with (a) the process of obtaining the Other Debt Consents (as defined under the section entitled “Proposal No. 1: The Merger Proposal—Conduct of Business Pending the Merger” of this proxy statement), (b) if any such Other Debt Consent is not obtained, as applicable, or any of the APAGH Term Loan or APAG Revolver (each, as defined in the Merger Agreement) is not refinanced prior to the Closing Date, as applicable: (w) the process of prepayment and termination of the APAGH Term Loan, (x) the process of prepayment and termination of the APAG Revolver, (y) the extension of the maturity of the APAG Revolver on terms reasonably satisfactory to Parent or (z) the process of cash collateralizing certain letters of credit under the API L/C Facility (as defined in the Merger Agreement) and (c) replacing certain other letters of credit with new letters of credit under the APAG Revolver or another facility.

The Company has the right to review and comment on marketing materials used in connection with the arrangement of the Debt Financing prior to the dissemination of such materials to potential lenders or other counterparties to any proposed financing transaction (or filing with any governmental authority); provided, that the Company must communicate in writing its comments, if any, to Parent and its counsel within a reasonable period of time. The Company will not be required to agree to any contractual obligation relating to the Debt Financing that is not effective or conditioned upon the Closing or that does not terminate without liability to the Company and its affiliates upon the termination of the Merger Agreement.

Pursuant to the Merger Agreement, Parent is required to indemnify and hold harmless the Company and its subsidiaries, and each of their respective representatives, from and against any and all liabilities, costs, or expenses suffered or incurred in connection with the its or their cooperation related to the Debt Financing or any information, assistance, or activities provided in connection therewith, in each case, except to the extent that any such liabilities, costs, or expenses are suffered or incurred as a result of the Company’s (or any of its subsidiaries’) gross negligence, bad faith, fraud, willful misconduct, material breach of the Merger Agreement, or arise out of a material misstatement in or failure to state a material fact pertinent to the information provided by or on behalf of the Company pursuant to the Merger Agreement, as applicable. Parent is required to promptly reimburse Company and its subsidiaries for any and all reasonable and documented out-of-pocket third-party costs and expenses incurred by Company or its subsidiaries and each of their respective representatives in connection with their cooperation in connection with the Debt Financing or such assistance. Obtaining the Debt Financing is not a condition to closing of the Merger.

Parent shall consult with and keep the Company informed in reasonable detail of the status of Parent’s efforts to arrange the Equity Financing and the Debt Financing.

Closing and Effective Time of the Merger

Subject to the terms and conditions of the Merger Agreement, the closing of the Merger will take place at the offices of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, TX 77002, at 9:00 a.m. EDT on the date that is five business days after the date on which all of the closing conditions set forth in the Merger Agreement (described under the section entitled “Proposal No. 1: The Merger Proposal—Conditions to the Merger” of this proxy statement) have been satisfied or waived (other than those conditions that by their terms are to be satisfied immediately prior to or at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date, or place is agreed to by the Company and Parent.

Concurrently with, or as promptly as practicable after, the Closing, the parties to the Merger Agreement will cause to be filed with the Delaware Secretary of State, a duly completed and executed certificate of merger with respect to the Merger in accordance with the DGCL. The Merger will become effective upon the filing of such certificate of merger, or at such later date and time as is agreed by Parent and the Company and specified in such certificate of merger.

Anticipated Accounting Treatment of the Merger

The Merger will be accounted by Parent as a “business combination” for financial accounting purposes.

Appraisal Rights

If the Merger is consummated, record holders and beneficial owners of Class A Common Stock who do not vote in favor of the Merger (whether by voting against the Merger, abstaining, or otherwise not voting with respect to the Merger), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Shares through the effective date of the Merger, who otherwise comply with the statutory requirements of Section 262, and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the Merger under Section 262 and to receive payment in cash for the fair value of their shares of Class A Common Stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Court, in lieu of the consideration such record holder or beneficial owner would otherwise be entitled to pursuant to the Merger Agreement, subject to the requirements and limitations set forth in Section 262 described herein. These rights are known as appraisal rights. Stockholders and beneficial owners electing to exercise appraisal rights must comply with the provisions of Section 262 in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Appendix B. The full text of Section 262 is also accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. All references in Section 262 and in this summary to “stockholder” (and all references in this summary to “holder”) are to the record holder of the shares of Class A Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. All references within Section 262 and this summary to “beneficial owner” mean the beneficial owner of shares of Class A Common Stock held either in voting trust or by a nominee on behalf of such person. Failure to comply strictly with the procedures set forth in Section 262 will result in the loss of appraisal rights. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Under Section 262, record holders and beneficial owners of shares of Class A Common Stock who make the demand described below with respect to such shares, do not vote in favor of the Merger Proposal, continuously hold such shares through the Effective Time, and otherwise comply with the statutory requirements of Section 262 will be entitled to an appraisal of their shares of Class A Common Stock and to receive payment in cash for the fair value of their shares as of the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of the shares of Class A Common Stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the Merger Consideration per share that holders thereof are otherwise entitled to receive under the terms of the Merger Agreement. Stockholders and beneficial owners should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address “fair value” under Section 262.

Under Section 262, when a merger agreement is to be submitted by a corporation’s board of directors for adoption at a meeting of such corporation’s stockholders, not less than 20 days before such meeting, the corporation submitting the matter to a vote of stockholders must notify the stockholders who were stockholders on the record date for notice of such meeting with respect to shares for which appraisal rights will be available pursuant to Section 262 that such appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes the Company’s notice to its stockholders and beneficial owners that appraisal rights are available in connection with the Merger and the full text of Section 262 is attached to this proxy statement as Appendix B, in compliance with the requirements of Section 262. Record holders and beneficial owners who wish to exercise such appraisal rights should carefully review the text of Section 262 contained in Appendix B. Failure to comply timely and properly with the requirements of Section 262 may result in the loss of such holder’s or beneficial owner’s appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising appraisal rights, the Company believes that a stockholder or beneficial owner considering the exercise of such rights should seek the advice of legal counsel.

If you are a Company stockholder or beneficial owner and wish to exercise the right to seek an appraisal of your shares of Company, you must satisfy each of the following conditions:

•

You must deliver to the Company a written demand for appraisal before the vote on the Merger Agreement at the Special Meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from, voting against, or otherwise failing to vote for the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262. The demand must reasonably inform us of the identity of the stockholder of record holding the shares for which appraisal is demanded, the intention of the person to demand appraisal of his, her, their, or its shares, and, in case of a demand made by a beneficial owner, must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 and to be set forth on the verified list required by Section 262(f) of the DGCL. A stockholder’s and beneficial owner’s failure to make a written demand for appraisal before the vote with respect to the Merger is taken will constitute a waiver of appraisal rights;

•

You must not vote in favor of, or consent in writing to, the adoption of the Merger Agreement with respect to such shares. A vote in favor of the adoption of the Merger Agreement, whether by proxy submitted by mail, over the Internet, or by telephone or at the Special Meeting, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement. Therefore, a stockholder who submits a proxy voting in favor of the adoption of the Merger Agreement or a proxy which does not contain voting instructions (which, unless revoked, will be voted in favor of the adoption of the Merger Agreement) and who wishes to exercise appraisal rights must effectively revoke that proxy pursuant to one of the means described in this proxy statement;

•

You must continuously hold (in the case of a stockholder demanding appraisal) or beneficially own (in the case of a beneficial owner demanding your appraisal) your shares of Class A Common Stock from the date of making the demand through the Effective Time. You will lose your appraisal rights if you are a stockholder of record and transfer the shares, of if you are a beneficial own and cease to beneficially own such shares, before the Effective Time;

•

Any stockholder or beneficial owner who has complied with the requirements of Section 262 or the Company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Company is under no obligation to file any petition and has no present intention of doing so; and

•	You must otherwise comply with the applicable procedures and requirements set forth in Section 262.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of Class A Common Stock.

A proxy that is submitted and does not contain voting instructions will, unless properly revoked, be voted “FOR” the Merger Proposal, and it may result in the loss of the stockholder’s right of appraisal and nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the Merger Proposal or “ABSTAIN” from voting on the Merger Proposal. Voting against or failing to vote on the Merger Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal.

All demands for appraisal should be addressed to:

Altus Power, Inc.

2200 Atlantic Street, Sixth Floor

Stamford, CT 06902

Attention: Corporate Secretary

Only a holder of record or beneficial owner of shares of Class A Common Stock may assert appraisal rights for the shares of Class A Common Stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record or beneficial owner of the shares. The demand must reasonably inform the Company of the identity of the record holder of the shares and that the stockholder or beneficial owner intends to demand appraisal of his, her, their, or its Class A Common Stock. In addition, if a demand is made by a beneficial owner, the demand must also (a) reasonably identify the holder of record of the shares for which the demand is made, (b) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (c) provide an address at which such beneficial owner consents to receive notices given by the Company and the office of Register in Chancery and to be set forth on the verified list required by Section 262(f) of the DGCL. A holder of record, such as a bank, broker, or other nominee, who holds shares of Class A Common Stock as a nominee or intermediary for others, may exercise his, her, their, or its right of appraisal with respect to the shares of Class A Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Class A Common Stock as to which appraisal is sought. Where no number of shares of Class A Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Class A Common Stock held in the name of the holder of record or beneficially owned by the beneficial owner.

If you own shares of Class A Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal should be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record or beneficial owner; however, the agent must identify the holder or holders of record (and, if by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by beneficial owners) and expressly disclose the fact that, in exercising the demand, such person is acting as agent.

If the Merger is consummated, then within 10 days after the Effective Time, the Surviving Corporation in the Merger must give written notice of the Effective Time to each stockholder and beneficial owner who has demanded appraisal in accordance with Section 262 and who did not vote in favor of the Merger Proposal. At any time within 60 days after the Effective Time, any stockholder or beneficial owner who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s or beneficial owner’s demand and accept the Merger Consideration, without interest and minus any applicable withholding taxes, for that holder’s shares of Class A Common Stock by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder or beneficial owner without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder or beneficial owner who withdraws such person’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder or beneficial owner will be entitled to receive only the appraised value of his, her, their, or its shares of Class A Common Stock determined in any such appraisal proceeding, which value may be more than, less than, or equal to the Merger Consideration per share, without interest and minus any applicable withholding taxes.

Within 120 days after the Effective Time, but not thereafter, either the Surviving Corporation or any stockholder or beneficial owner who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all such stockholders and beneficial owners. Upon the filing of the petition by a stockholder or beneficial owner, service of a copy of such petition will be made upon the Surviving Corporation. The Surviving Corporation has no obligation to file such petition and has no present intention to file a petition and holders should not assume that the Surviving Corporation will file a petition. In the event that the Surviving Corporation does not file such petition, it is the obligation of the stockholders or beneficial owners of Class A Common Stock who have complied with the requirements of Section 262 to initiate all necessary action to perfect their appraisal rights with respect to shares within the time prescribed in Section 262. In addition, within 120 days after the Effective Time, any stockholder or beneficial owner who has theretofore complied with the applicable provisions of Section 262 will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders or beneficial owners holding or owning those shares (for which purpose the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). The statement must be given within the later of (a) 10 days after such written request has been received by the Surviving Corporation or (b) 10 days after the expiration of the period for delivery of demands for appraisal.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders and beneficial owners who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders and beneficial owners who have demanded appraisal from the Delaware Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders and beneficial owners who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. Additionally, because the Class A Common Stock will have been publicly listed on the NYSE, the Delaware Court of Chancery is required under Section 262 to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock or (b) the value of the Merger Consideration for such total number of shares of Class A Common Stock exceeds $1 million.

After determination of the stockholders and beneficial owners entitled to appraisal of their shares, the Delaware Court of Chancery will appraise the shares, determining their fair value as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value by the Surviving Corporation to the stockholders and beneficial owners entitled thereto. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in the following sentence, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in the preceding sentence only upon the sum of (a) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (b) interest theretofore accrued, unless paid at that time.

Neither the Company nor Parent anticipates offering more than the Merger Consideration provided for in the Merger Agreement to any stockholder or beneficial owner exercising appraisal rights and they reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of the Class A Common Stock is less than the per share Merger Consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., 457 A.2d 701 (Del. 1983), the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise, and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., 634 A.2d 345 (Del. 1993), the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the Surviving Corporation and the stockholders and beneficial owners participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Each dissenting stockholder or beneficial owner is responsible for his, her, their, or its attorneys and expert witness expenses, although upon the application of a dissenting stockholder or beneficial owner, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder or beneficial owner in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder or beneficial owner who demanded appraisal rights will not, after the Effective Time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares other than with respect to any such payment as of the Record Date prior to the Effective Time.

At any time within 60 days after the Effective Time, any stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such demand for appraisal and to accept the terms offered in the Merger; after this period, the stockholder or beneficial owner may withdraw such demand for appraisal only with the consent of the Surviving Corporation. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after the Effective Time, or if the stockholder or beneficial owner otherwise fails to perfect, successfully withdraws, or loses such holder’s right to appraisal, then the stockholder’s right to appraisal will cease, and such stockholder or beneficial owner will be entitled to receive the Merger Consideration, without interest and minus any applicable withholding taxes. Inasmuch as the Surviving Corporation has no obligation to file such a petition, and has no present intention to do so, any record or beneficial holder of shares who desires such a petition to be filed is advised to file it on a timely basis. As indicated above, any stockholder or beneficial owner may withdraw such stockholder’s or beneficial owner’s demand for appraisal by delivering to the Surviving Corporation a written withdrawal of his, her, their, or its demand for appraisal and acceptance of the Merger Consideration, without interest and less any applicable withholding taxes, except (a) that any such attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Surviving Corporation and (b) that no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder or beneficial owner without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, provided, however, that the preceding clause (b) will not affect the right of any stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the Merger Consideration, without interest and less any applicable withholding taxes, on terms offered upon the Merger within 60 days after the Effective Time.

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights.

Material U.S. Federal Income Tax Consequences of the Merger to Holders of Class A Common Stock

The following discussion is a summary of the material U.S. federal income tax consequences of the Merger that generally are relevant to holders of shares of Class A Common Stock whose shares are converted into the right to receive cash pursuant to the Merger, but does not purport to be a complete analysis or description of all potential tax effects of the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is limited to holders who hold their shares of Class A Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This summary does not describe any of the tax consequences arising under the laws of any state, local, or foreign tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate, gift, or alternative minimum tax or the Medicare net investment income surtax). In addition, this summary does not address the U.S. federal income tax consequences to holders of shares who exercise appraisal rights under the DGCL. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder or both, as the context may require.

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, including, without limitation:

•	banks, insurance companies, and other financial institutions;

•	mutual funds;

•	brokers or dealers in securities, currencies, or commodities;

•	traders in securities that elect to use the mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	pension plans, tax-qualified retirement plans, individual retirement, or other tax-deferred accounts;

•	partnerships, S Corporations, or other entities or arrangements classified as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations, governmental agencies, instrumentalities, or other governmental organizations, and pension funds;

•

holders that participate in the Rollover and sign the Rollover Agreement (as defined in the Merger Agreement) or otherwise exchange any Class A Common Stock for any equity interests in Parent, or other consideration other than the Merger Consideration;

•	holders holding the shares as part of a hedging, constructive sale, or conversion, straddle, or other risk reducing transaction;

•	holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement;

•	holders that received their shares of Class A Common Stock in a compensatory transaction;

•	holders that are “controlled foreign corporations” or “passive foreign investment companies,” as those terms are used in the Code;

•	holders that have held at any time, directly, indirectly, or constructively, more than 5% of our Class A Common Stock;

•	holders who own an equity interest, actually or constructively, in Parent or the Company continuing as the Surviving Corporation; or

•	U.S. Holders whose “functional currency” is not the U.S. dollar.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes is an owner of shares of Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding shares of Class A Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX

ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL, OR FOREIGN TAXING JURISDICTION OR OTHER TAX LAWS.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Class A Common Stock who or that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (a) that is subject to the primary supervision of a court within the United States if one or more United States persons (as defined in section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Class A Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received pursuant to the Merger (determined before deduction of any applicable withholding taxes) and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares, reduced (but not below zero) by the amount of distributions previously received (if any) that were not treated as dividends for U.S. federal income tax purposes. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the consummation of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder. There are limitations on the deductibility of capital losses. If a U.S. Holder acquired different blocks of Class A Common Stock at different times and/or for different prices, that U.S. Holder must determine its, his, or her gain or loss, adjusted tax basis, and holding period separately with respect to each block of Class A Common Stock.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of Class A Common Stock who or that is not a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty);

•

such Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain (net of certain losses) will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty); or

•

our Class A Common Stock constitutes a United States real property interest (“USRPI”) by reason of the Company being or having been a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, at any time during the shorter of the five-year period ending on the Closing Date or the period that the Non-U.S. Holder held the applicable Class A Common Stock, in which case, subject to the “regularly traded” exception discussed below, such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons and generally will be subject to a withholding tax equal to 15% of the Merger Consideration received by the Non-U.S. Holder (for which a credit or refund generally may be applied for to the extent such withholding exceeds such Non-U.S. Holder’s actual U.S. federal income tax liability on such holder’s gain realized in the Merger).

With respect to the third bullet point above, the Company believes it currently is not, and has not been at any time during the five-year period ending on the Closing Date, a USRPHC. However, because the determination of whether we are a USRPHC depends on the fair market value of the Company’s real property interests and other business assets, there can be no assurance that the Company currently is not a USRPHC or has not been a USRPHC in the past. Even if the Company were a USRPHC, gain arising from the conversion of a Non-U.S. Holder’s shares of Class A Common Stock into the right to receive cash pursuant to the Merger will not be subject to U.S. federal income tax pursuant to the third bullet point above if our Class A Common Stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Class A Common Stock throughout the Non-U.S. Holder’s entire holding period or, if shorter, the five-year period ending on the Closing Date.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the Merger. The current backup withholding rate is 24%. Backup withholding generally will not apply to (a) a U.S. Holder who furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 or otherwise establishes an exemption, or (b) a Non-U.S. Holder who provides a certification of such holder’s non-U.S. status on the applicable IRS Form W-8 or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Copies of information returns that are filed with the IRS may be made available to the tax authorities of the country in which a Non-U.S. Holder resides or is established.

Regulatory Approvals Required for the Merger

Under the HSR Act, and the rules promulgated thereunder by the FTC, the Merger cannot be consummated until the Company and Parent each file a notification and report form with the FTC and the Antitrust Division of the Department of Justice under the HSR Act and the applicable waiting period thereunder has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. The Company and Parent and their respective affiliates filed their respective HSR Act notifications on February 6, 2025. The 30-day waiting period with respect to the Merger, which cannot expire on a Saturday, Sunday, or a U.S. federal holiday, is expected to expire at 11:59 p.m. EDT on March 10, 2025, unless the FTC or the DOJ earlier terminates the waiting period, the period is lengthened by a pull-and-refile, or the FTC or the DOJ issues Second Requests.

At any time before or after consummation of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the Antitrust Division of the DOJ, or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the Merger, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Parent is subject to the jurisdiction of FERC under Part II of the FPA. Section 203(a)(1) of the FPA provides that no public utility shall sell, lease, or dispose of its jurisdictional facilities or merge or consolidate, either directly or indirectly, such facilities without securing an order from FERC authorizing it to do so. Section 203(a)(2) of the FPA further provides that no holding company in a holding company structure that includes a transmitting utility or an electric utility may purchase, acquire, merge, or consolidate with a transmitting utility, an electric utility company, or a holding company in a holding company structure that includes a transmitting utility or electric utility company without prior FERC authorization. Because all of Altus Power’s subsidiaries’ operational projects are Qualifying Facilities (as defined in the Merger Agreement) exempt from Section 203 of the FPA, Altus Power will not need approval under Section 203(a)(1) of the FPA for the Merger. However, FERC’s approval of the Merger under Section 203(a)(2) of the FPA is required and FERC must authorize the Merger if it finds that the Merger is consistent with the public interest (the “FERC 203 Approval”). The Company and Parent filed an application with FERC on February 20, 2025.

In connection with obtaining any approval or consent related to any applicable law, the Company and Parent have agreed to use their reasonable best efforts to (and shall cause their respective Subsidiaries and Affiliates to) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper, or advisable under applicable law, including Antitrust Law, or otherwise to consummate and make effective the Transactions as promptly as practicable.

Delisting and Deregistration of Class A Common Stock

Our Class A Common Stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “AMPS”. If the Merger is consummated, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent, and our Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

PROPOSAL NO. 1: THE MERGER PROPOSAL

The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports previously filed with the SEC that are incorporated by reference into this proxy statement may supplement, update, or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary. The representations, warranties, and covenants made in the Merger Agreement by the Company, Parent, and Merger Sub were made only for purposes of the Merger Agreement and as of specified dates and were qualified and subject to important limitations agreed to by the Company, Parent, and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated solely for the benefit of the parties to the Merger Agreement with the principal purpose of contractually allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by confidential disclosures that were made by each party to the other, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the respective public filings made by each of the Company or Parent with the SEC. Accordingly, the representations and warranties and provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and the documents incorporated by reference into this proxy statement. You should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual statement of facts or conditions of the parties thereto or any of their respective subsidiaries or affiliates. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

Additional information about the Company may be found elsewhere in this proxy statement and the Company’s other public filings. See the section entitled “Where You Can Find More Information” of this proxy statement.

Closing; When the Merger Becomes Effective

Subject to the terms and conditions of the Merger Agreement, the closing of the Merger will take place at the offices of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, TX 77002, at 9:00 a.m. EDT on the date that is five business days after the date on which all of the closing conditions set forth in the Merger Agreement (described under the section entitled “Proposal No. 1: The Merger Proposal—Conditions to the Merger” of this proxy statement) have been satisfied or waived (other than those conditions that by their terms are to be satisfied immediately prior to or at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date, or place is agreed to by the Company and Parent.

Concurrently with, or as promptly as practicable after the Closing, the parties to the Merger Agreement will cause to be filed with the Delaware Secretary of State an appropriate, executed certificate of merger with respect to the Merger in accordance with the DGCL. The Merger will become effective upon the filing of such certificate of merger, or at such later date and time as is agreed by Parent and the Company and specified in such certificate of merger.

Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers

Upon the terms and conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease, with the Company continuing as the Surviving Corporation. From and after the Effective Time, the Surviving Corporation will possess all properties, rights, privileges, powers, and franchises of the Company and Merger Sub, and all of the debts, liabilities, and duties of the Company and Merger Sub will become the debts, liabilities, and duties of the Surviving Corporation.

At the Effective Time, the Third Amended and Restated Certificate of Incorporation of the Company in effect immediately prior to the Effective Time will be amended and restated in its entirety in the form of the certificate of incorporation of the Merger Sub immediately prior to the Effective Time, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter amended. At the Effective Time, the Bylaws of the Company will be amended and restated in their entirety in the form of the bylaws of Merger Sub immediately prior to the Effective Time, and as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter amended.

From and after the Effective Time, unless otherwise determined by Parent prior to the Effective Time, the officers of the Company immediately before the Effective Time will be the initial officers of the Surviving Corporation and, unless otherwise determined by Parent prior to the Effective Time, the directors of Merger Sub immediately before the Effective Time will be the initial directors of the Surviving Corporation and, in each case, will hold office until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal, in accordance with the Surviving Corporation’s certificate of incorporation and bylaws.

Effect of the Merger on the Class A Common Stock

At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, or the Company, or their respective stockholders, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock (but excluding any Canceled Shares, Dissenting Shares or Rollover Shares) will be automatically canceled and converted into the right to receive the Merger Consideration, without interest and minus any applicable withholding taxes. From and after the Effective Time, all of the shares of Class A Common Stock will no longer be outstanding, will automatically be canceled and retired, and will cease to exist, and each holder of a Certificate and each holder of a Book-Entry Share, in each case, outstanding immediately prior to the Effective Time previously representing any such shares of Class A Common Stock will cease to have any rights with respect thereto, except the right to receive, upon surrender of Certificates or Book-Entry Shares in accordance with the Merger Agreement, the Merger Consideration, without interest.

At the Effective Time, any shares of Class A Common Stock that are Canceled Shares will automatically be canceled and retired without any conversion thereof and will cease to exist, and no consideration or payment will be delivered in exchange for such shares.

Prior to the Effective Time, the Merger Consideration will be equitably adjusted to provide the same economic effect as contemplated in the Merger Agreement to reflect the effect of any reclassification, recapitalization, stock split (including reverse stock split), or combination, exchange, or readjustment of shares, or any stock dividend or stock distribution with a record date occurring on or after the date of the Merger Agreement and prior to the Effective Time.

Conversion of Class B Common Stock

In connection with the Merger and pursuant to the terms of the Company Certificate, on the business day immediately prior to the Effective Time, each share of Class B Common Stock then issued and outstanding will be automatically converted into shares of Class A Common Stock in accordance with the terms of, and subject to the limitations set forth in, the Company Certificate, and upon such conversion, each such share of Class B Common Stock will automatically be canceled and will cease to exist, and each former holder of Class B Common Stock will thereafter cease to have any rights with respect to such securities.

Treatment of Equity Awards

Company Compensatory Awards. Under the Merger Agreement, except as otherwise agreed upon in writing between the applicable holder and Parent prior to the Effective Time, effective immediately prior to the Effective Time, each Company RSU Award and Company PSU Award will be treated as follows:

•

Each Vested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest) equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Vested Company RSU Award by (b) the Merger Consideration, payable as soon as practicable following the Closing.

•

Each Unvested Company RSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company TSR PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company TSR PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of the Merger Agreement) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company GW PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (a) the aggregate number of shares of Class A Common Stock underlying such Company GW PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (b) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date.

•

Each Company Stock Price PSU Award that remains outstanding immediately prior to the Effective Time will automatically be canceled and terminated as of immediately prior to the Effective Time for no consideration.

Payments. At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Company, cash in an amount sufficient to pay the aggregate Merger Consideration payable to all of the holders of vested Company RSU Awards (solely with respect to such awards that are vested as of Closing), which will be payable through the Company’s payroll system. Parent will cause the Post-Closing Cash Awards to be paid through the Company’s payroll system as soon as practicable following the date on which such payment becomes due. All amounts payable with respect to the Company RSU Awards and Company PSU Awards will be subject to deduction for any required tax withholding.

Company Stock Plan and ESPP. Pursuant to the terms of the Merger Agreement, subject to the consummation of the Merger, the 2021 Plan will terminate effective as of immediately prior to the Effective Time.

Following the date of the Merger Agreement, no new participants have been (or will be) allowed to participate in the ESPP. Subject to the consummation of the Merger, the ESPP will terminate effective as of immediately prior to the Effective Time.

Payment for the Class A Common Stock

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, cash in an amount sufficient to pay the aggregate Merger Consideration payable to all of the holders of Class A Common Stock, other than the Canceled Shares and except for any Dissenting Shares.

As soon as reasonably practicable after the Effective Time and in any event within two business days following the Effective Time, Parent will cause the Paying Agent to send to each holder of record of Certificates or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Class A Common Stock (other than the Canceled Shares and except for any Dissenting Shares) (a) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, as applicable, to the Paying Agent, for use in effecting delivery of the Class A Common Stock to the Paying Agent, and (b) instructions for use in effecting the surrender of such Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, as applicable, in exchange for the Merger Consideration in such form as Parent and the Company may reasonably agree.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of the Company, Parent, and Merger Sub, subject to certain qualifications or exceptions in the Merger Agreement and the applicable disclosure letter delivered in connection with the Merger Agreement, as to, among other things:

•	corporate organization, existence, good standing, and corporate power and authority;

•	corporate power and authority to enter into the Merger Agreement and the Company Support Agreements and to perform their obligations thereunder;

•	required regulatory filings or actions and authorizations, consents, or approvals of any governmental authority;

•

the absence of certain violations, defaults, or consent requirements under certain contracts, organizational documents, and laws, in each case arising out of the execution, delivery, or performance of, consummation of the transactions contemplated by, or compliance with any of the provisions of, the Merger Agreement;

•	the absence of proceedings related to Parent and its subsidiaries or the Company and its subsidiaries (as applicable);

•	matters relating to information to be included in required filings with the SEC in connection with the Merger, including this proxy statement; and

•	the absence of any fees owed to investment bankers or brokers in connection with the Merger, other than those specified in the Merger Agreement.

The Merger Agreement also contains representations and warranties of the Company, subject to certain qualifications or exceptions in the Merger Agreement and the “Company Disclosure Letter” (as defined in the Merger Agreement) delivered in connection with the Merger Agreement, as to, among other things:

•	the capitalization and authorized issuance of the Company’s equity securities, including the authorized capital stock and outstanding restricted stock unit awards and performance stock unit awards;

•	the organization and capitalization of the Company’s subsidiaries;

•	the timeliness and accuracy of the Company’s filings with the SEC and of financial statements included in its SEC filings;

•	the Company’s disclosure controls and procedures and internal control over financial reporting and compliance with the Sarbanes-Oxley Act;

•	the absence of certain events or changes in the business of the Company between December 31, 2023 and February 5, 2025, including that there has not been a Company Material Adverse Effect;

•	the absence of undisclosed liabilities;

•

certain categories of specified material contracts, including as to effectiveness and absence of breach or default for such contracts and the absence of any material claims or disputes pending or threatened under such material contracts;

•

the compliance by the Company and its subsidiaries with applicable law and their respective permits, approvals, licenses, and other authorizations, including franchises and ordinances issued or granted by a governmental authority;

•	certain property owned or leased by the Company and its subsidiaries;

•	the ownership of or rights with respect to, and lack of infringement with respect to, intellectual property owned or used by the Company and its subsidiaries and data privacy matters;

•	insurance policies of the Company or any of its subsidiaries;

•	the payment of taxes, the filing of tax returns, lack of tax audits or proceedings, and other tax matters related to the Company and its subsidiaries;

•	the Company’s employee benefit plans and other agreements with its employees and other service providers and labor matters;

•	environmental matters and compliance with environmental laws by the Company and its subsidiaries;

•	energy regulatory matters;

•	the compliance by Company and its subsidiaries with all US customs and import laws;

•	the required stockholder approval in order to effect the Merger;

•	the inapplicability of takeover statutes to the Company, the Merger Agreement, the Company Support Agreements, the Rollover Agreement, or the Transactions;

•	tax credits;

•	receipt of the Moelis fairness opinion;

•	absence of requirement by the Company or its subsidiaries to be registered as an investment company; and

•	the absence of any other representations and warranties.

The Merger Agreement also contains representations and warranties of Parent and Merger Sub, subject to certain qualifications or exceptions in the Merger Agreement and the “Parent Disclosure Letter” (as defined in the Merger Agreement) delivered in connection with the Merger Agreement, as to, among other things:

•	the absence of ownership by Parent and Merger Sub and their respective subsidiaries of any capital stock of the Company;

•	the financing commitments received by Parent, and the sufficiency of the funds committed to be provided therein;

•	the Limited Guaranty delivered to the Company (including the enforceability thereof);

•	the solvency of Parent and the Company following the consummation of the Merger;

•	the ownership by Parent of all of the issued and outstanding capital stock of Merger Sub and the absence of any prior obligations or liabilities of Merger Sub;

•	the absence of arrangements between Parent and Merger Sub and the Company’s directors, officers, and affiliates;

•

the absence of agreements between Parent, Merger Sub, and their respective Affiliates and third parties that would be reasonably expected to limit Parent’s or Merger Sub’s ability to comply with the Merger Agreement or materially delay or prevent consummation of the Transactions; and

•	the absence of any other representations and warranties.

Some of the representations and warranties in the Merger Agreement are qualified by materiality qualifications or a Company Material Adverse Effect.

For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any change, effect, event, occurrence, state of facts, or development (an “Effect”), individually or in the aggregate, that:

•

has prevented or materially impaired, materially interfered with, or materially delayed, or would reasonably be expected to prevent or materially impair, materially interfere with, or materially delay, the ability of the Company to consummate the Transactions; or

•	has or would reasonably be expected to have a material adverse effect on the results of operations or financial condition of the Company and its subsidiaries, taken as a whole,

•

provided, however, that, for the purposes of the foregoing clause, in no event would any of the following, alone or in combination, be deemed to constitute, nor shall any of the following (including any Effect resulting from any of the following) be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”:

•

any change in applicable law, GAAP, or any authoritative interpretation thereof (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

general economic or business conditions in the United States or any other country or region in the world or changes therein or changes in conditions in the global economy generally (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

general financial, credit, and capital markets conditions in the United States or any other country or region in the world, including interest rates, credit ratings, inflation, and currency exchange rates, and any changes therein (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

volcanoes, tsunamis, earthquakes, hurricanes, mudslides, wildfires, or other natural disasters, pandemics, epidemics, or other disease outbreaks or any response of any governmental authority (including any requirements for business closures or “sheltering-in-place”) related to any of the foregoing, weather conditions, or any other acts of God or other force majeure events, or the escalation, worsening, or other changes thereof (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

regulatory, legislative, or political conditions in the United States or any other country or region in the world, acts of terrorism, the commencement, continuation, or escalation of war, armed hostilities (whether or not declared), or national or international calamity, or any escalation, worsening, or other changes thereof (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•	seasonal fluctuations in the business of the Company and its subsidiaries not attributable to any change in the manner of operation of the business of the Company and its subsidiaries;

•

general economic or business changes affecting the industries in which the Company and its subsidiaries operate (except to the extent that such Effect has a disproportionate adverse impact on the Company and its subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

the negotiation, entry into, or announcement of the Merger Agreement or the pendency or consummation of the Transactions (including (1) the initiation of litigation by any Person with respect to the Merger Agreement or the Transactions, (2) any termination of, reduction in, or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners, or employees of the Company and its subsidiaries, or (3) any loss or diminution of rights or privileges, or any creation of, increase in, or acceleration of obligations, pursuant to Contract or otherwise, on the part of Company and its subsidiaries, in each case due to the negotiation, entry into, or announcement of the Merger Agreement or the pendency or consummation of the Transactions) (it being understood that this clause shall not apply to, and shall be disregarded with respect to, references to “Company Material Adverse Effect” in any representations and warranties made by the Company that are intended to address the consequences of the negotiation, execution, or announcement of the Merger Agreement or the pendency or consummation of the Transactions or with respect to any condition to Closing to the extent such condition relates to any such representation or warranty);

•	the Company’s taking of any action (or its omission of any action) expressly required or permitted by the Merger Agreement or requested by Parent;

•

any change in the price or trading volume of the Company’s securities or other financial instruments, in and of itself (it being understood that this clause shall not prevent a determination that any Effect underlying such change has resulted in a Company Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Company Material Adverse Effect)); or

•

any failure of the Company and its subsidiaries to meet any internal or published projections, estimates, or forecasts (it being understood that this clause shall not prevent a determination that any Effect underlying such failure to meet projections, estimates, or forecasts has resulted in a Company Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Company Material Adverse Effect)).

Other Covenants and Agreements

Access and Information

Subject to certain exceptions and limitations, until the Effective Time, the Company will, and will cause its subsidiaries to, (upon reasonable notice and at Parent’s sole cost and expense) afford Parent, Merger Sub, and their respective representatives reasonable access, during normal business hours, in such a manner as to not interfere with the operation of the business of the Company and its subsidiaries, to the properties, books, contracts, commitments, tax returns, records, and appropriate officers and employees of the Company and its subsidiaries and will furnish such representatives of Parent and Merger Sub with existing financial and operating data and other information concerning the affairs of the Company and its subsidiaries as such representatives of Parent may reasonably request.

Minimum Cash Maintenance

Until the Effective Time, the Company will, and will cause its subsidiaries to, maintain a specified level of aggregate amount of cash and cash equivalents.

No-Shop; Acquisition Proposals

From and after the date of the Merger Agreement until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is validly terminated in accordance with its terms, except as expressly permitted pursuant to the Merger Agreement, the Company will (and will cause its subsidiaries and will use commercially reasonable efforts to cause its and their representatives to) (a) cease and cause to be terminated any existing solicitation, encouragement, discussion, or negotiation with any third party with respect to an Acquisition Proposal, and promptly request the prompt return or destruction of any non-public information concerning the Company and any of its subsidiaries that was previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such third party and (b) take the necessary steps to promptly inform any third parties with whom discussions and negotiations were occurring or who make an Acquisition Proposal after the date of the Merger Agreement of the no-shop obligations of the Company.

In addition, from and after the date of the Merger Agreement until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is validly terminated in accordance with its terms, except as expressly permitted pursuant to the Merger Agreement, the Company will not (and will cause its subsidiaries and will use commercially reasonable efforts to cause its and their representatives not to):

•	solicit, initiate, seek, or knowingly facilitate or encourage any inquiry, discussion, offer, or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

•

enter into, continue, or otherwise participate in any negotiations or discussions with, or furnish any non-public information relating to the Company and its subsidiaries to, or afford access to the books or records, properties, assets, facilities, or officers, employees, or other personnel of the Company and its subsidiaries to, or provide any physical or electronic data room access to, any third party with respect to an Acquisition Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to an Acquisition Proposal; provided that, the Company is permitted to grant a waiver of or terminate any “standstill” or similar agreement or obligation of any third party with respect to the Company and its subsidiaries to allow such third party to submit an Acquisition Proposal if (a) the Board determines in good faith, after consultation with its outside legal advisors, that the failure to take such action would violate the directors’ fiduciary duties under applicable law and (b) any such waiver is limited to the extent necessary to permit a third party to make an Acquisition Proposal, on a confidential basis, to the Board and communicate such waiver to the applicable third party (provided, however, that the Company is required to advise Parent at least two business days prior to taking such action);

•

approve, endorse, recommend, or enter into (or publicly propose to approve, endorse, recommend, or enter into) any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other definitive agreement with respect to any Acquisition Proposal, other than an Acceptable Confidentiality Agreement (as defined in the Merger Agreement); or

•	submit any Acquisition Proposal to the vote of the Company’s stockholders.

Notwithstanding the limitations in the preceding paragraph, if the Company receives, at any time following the date of the Merger Agreement and prior to obtaining the Required Company Stockholder Approval, a bona fide written Acquisition Proposal from a third party that was not solicited at any time following the execution of the Merger Agreement and that did not result from a breach of the no-shop and related provisions of the Merger Agreement and the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that (a) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal, and (b) the failure to take the action described immediately below would violate the Board’s fiduciary duties to the Company’s stockholders under applicable law, then the Company and its representatives may (i) furnish non-public information and afford access to the books, records properties, assets, facilities, and officers, employees, and other personnel of the Company and its subsidiaries to such third party and its representatives pursuant to an Acceptable Confidentiality Agreement, (ii) engage in discussions and negotiations with such third party and its affiliates and representatives with respect to the Acquisition Proposal, and (iii) otherwise facilitate such Acquisition Proposal or assist such third party (and its affiliates, representatives, prospective debt and equity financing sources, or their respective representatives) with such Acquisition Proposal, in each case, if requested by such third party. Any material non-public information provided to any third party making an Acquisition Proposal or its representatives must also be provided to Parent as promptly as reasonably practicable after such information is made available to such third party. In any event, the Company is permitted to contact any third party making an Acquisition Proposal to the extent necessary to clarify the terms of such inquiry or proposal solely to determine whether such inquiry or proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and inform such third party that has made or, to the knowledge of the Company, is considering making an Acquisition Proposal of the no-shop and related provisions of the Merger Agreement.

Except as expressly permitted by the Merger Agreement in respect of a Superior Proposal, neither the Board nor any committee thereof may take any action described immediately below (any such action, an “Adverse Recommendation Change”):

•	withdraw, modify, or propose publicly to withdraw or modify, in a manner adverse to Parent, its recommendation in favor of adoption of the Merger Agreement;

•	fail to include the Board’s recommendation in favor of adoption of the Merger Agreement in this proxy statement; or

•	approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal made or received after the date of the Merger Agreement.

The Board has also agreed not to cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other definitive agreement with respect to any Acquisition Proposal, other than an Acceptable Confidentiality Agreement (an “Alternative Acquisition Agreement”).

Before obtaining the Required Company Stockholder Approval and after first complying with the no-shop and related provisions of the Merger Agreement described in this proxy statement, the Board, in response to a bona fide Acquisition Proposal received by the Company or the Board that did not arise from a breach of the no-shop and related provisions of the Merger Agreement (other than any breach that is both immaterial and unintentional), may:

•	effect an Adverse Recommendation Change; or

•	authorize the Company to terminate the Merger Agreement and substantially concurrently with such termination enter into a definitive agreement providing for such Superior Proposal;

provided, however, that the Board is not permitted to take the actions described in the two bullet points immediately above unless, among other things, (a) the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that failure to effect an Adverse Recommendation Change or terminate the Merger Agreement in accordance with the second bullet point above would violate its fiduciary duties pursuant to applicable law; (b) at least four business days have elapsed after the Company provided Parent with written notice that it intended to effect an Adverse Recommendation Change and terminate the Merger Agreement, which such written notice includes, among other things, written notice of the material terms of the Acquisition Proposal and an unredacted copy of the Alternative Acquisition Agreement in respect of such Acquisition Proposal; (c) in such four-business day period, the Company and its representatives have used commercially reasonable efforts to negotiate with Parent in good faith (to the extent Parent so desires to negotiate) any proposed modifications to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Limited Guaranty provided by the TPG Guarantor, and the debt commitment letter so that such Acquisition Proposal ceases to constitute a Superior Proposal; and (d) following the end of such four business day period described in the preceding clause (c), the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, taking into account any changes to the Merger Agreement and the other transaction documents offered in writing by Parent in response to the notice described in clause (b) above, that the Superior Proposal giving rise to the notice of Adverse Recommendation Change continues to constitute a Superior Proposal. In the event of any material amendment of such Superior Proposal, the Board (or any committee thereof) shall be required to issue a new written notice that it intends to effect an Adverse Recommendation Change and again comply with the procedures described in clauses (c) and (d) of this paragraph; provided, however, that for purposes of this sentence, references to the four-business day period above shall be deemed to be references to a two-business day period from the time of Parent’s receipt of the new notice.

For purposes of the Merger Agreement, “Acquisition Proposal” means:

•

other than the Transactions or any other proposal or offer from Parent or any of its Subsidiaries, any proposal or offer from a third party relating to (a) any acquisition or purchase, in a single transaction or series of related transactions, of (i) the assets of the Acquired Companies constituting 15% or more of the assets of the Acquired Companies, taken as a whole (based on the fair market value thereof), or to which 15% or more of the Acquired Companies’ net revenues or earnings on a consolidated basis are attributable, or (ii) 15% or more of the combined voting power of the Company; (b) any tender offer or exchange offer that if consummated would result in any Person or “group” (as defined in the Exchange Act) acquiring beneficial ownership of 15% or more of the combined voting power of the Company; or (c) any merger, consolidation, business combination, recapitalization, liquidation, dissolution, share exchange, or other transaction involving the Company or any of its Subsidiaries in which a third party, a “group” (as defined in the Exchange Act), or their respective stockholders, if consummated, would acquire 15% or more of the combined voting power of the Company or the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity.

For purposes of the Merger Agreement, “Required Company Stockholder Approval” means:

•

the affirmative vote of the holders of at least a majority of the outstanding shares of Class A Common Stock entitled to vote in accordance with the DGCL to adopt the Merger Agreement at the Company’s stockholders’ meeting.

For purposes of the Merger Agreement, “Superior Proposal” means:

•

a bona fide written Acquisition Proposal (except the references therein to “15% or more” shall be replaced by “all or substantially all”) made by a third party that the Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, (a) is, if accepted, reasonably likely to be consummated on the terms proposed (or, alternatively, at least as likely as the Merger to be consummated), taking into account any legal, financial, regulatory, and stockholder approval requirements, the sources, availability, and terms of any financing, financing market conditions, and the existence of a financing contingency, breakup, or termination fee or expense reimbursement provisions, the likelihood of termination, the timing of closing, the identity of the third party making the proposal, and any other aspects or factors considered relevant by the Board, and (b) taking into account such factors as the Board acting in a manner consistent with its fiduciary duties under applicable law considers to be appropriate, would result in a transaction that is more favorable from a financial point of view to the Company’s stockholders than the Transactions (if applicable, after taking into account any adjustments or revisions to the terms of the Merger Agreement offered by Parent in response to such proposal).

From the date of the Merger Agreement until the Effective Time or the date, if any, on which the Merger Agreement is validly terminated in accordance with its terms, the Company will (a) provide Parent as promptly as practicable (and in any event within 24 hours) written notice of the receipt by the Company or any of its representatives of any Acquisition Proposal from any third party or any request for non-public information or inquiry that could reasonably be expected to lead to an Acquisition Proposal from any third party, and a copy of such Acquisition Proposal, request, or inquiry (or if such Acquisition Proposal, request, or inquiry is not made in writing, a written summary of the material terms and conditions of such Acquisition Proposal, request, or inquiry), and (b) promptly (and in any event within 24 hours) provide Parent such information as is reasonably necessary to keep Parent reasonably informed in all material respects, on a reasonably current basis, of oral or written communications regarding, and the status and material details (including material amendments or proposed material amendments) of, any such Acquisition Proposal, request, or inquiry and provide Parent with a copy of any such written proposal or offer.

The Merger Agreement provides that nothing therein will prohibit the Company or the Board (or any committee thereof), directly or indirectly through its representatives, from (a) taking and disclosing to the Company’s stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act (or any similar communication to its stockholders), (b) making any “stop, look, and listen” communication to its stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or a factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto, or (c) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act, other than an Adverse Recommendation Change (unless such Adverse Recommendation Change is made in accordance with the Company’s no-shop obligations under the Merger Agreement) if the Board has determined in good faith, after consultation with its financial and outside legal advisors, that the failure to do so would be inconsistent with the Board’s fiduciary duties to the Company’s stockholders under applicable law.

Special Meeting and Related Actions

Pursuant to the Merger Agreement and in accordance with the Company’s organizational documents, applicable law, and the rules of the NYSE, the Company is required to use reasonable best efforts to, as promptly as reasonably practicable following the execution of the Merger Agreement, establish a record date for, duly call, give notice of, convene, and hold a Special Meeting of the stockholders of the Company for the purpose of seeking the Required Company Stockholder Approval. Unless there has been an Adverse Recommendation Change in compliance with the terms of the Merger Agreement, the Company will use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of the Merger Agreement. Unless the Merger Agreement has been terminated pursuant to its terms, the Company will submit the Merger Agreement to its stockholders for adoption at such meeting, whether or not the Board at any time after the date of the Merger Agreement has effected an Adverse Recommendation Change.

Employee Matters

For a period of 12 months following the Effective Time (or until the employment of a continuing employee terminates, if earlier), Parent and the Surviving Corporation will provide each continuing employee with (a) an annual base salary or hourly wage rate (as applicable) at least equal to the annual base salary or hourly wage rate (as applicable) provided to such continuing employee immediately prior to the Effective Time, (b) annual cash bonus or other short-term cash incentive opportunities that are no less favorable than the annual cash bonus or other short-term cash incentive opportunities (excluding equity and equity-based compensation opportunities) provided to such continuing employee immediately prior to the Effective Time, (c) severance benefits and protections that are no less favorable than those provided to the continuing employee immediately prior to the Effective Time (if any), taking into account such continuing employee’s period of service and increases in compensation following the Closing, and (d) employee and fringe benefits (including vacation/leave, health, welfare, and retirement benefits, but excluding any equity or equity-based compensation, severance, cash incentive opportunities, retention benefits, transaction benefits, bonuses, change in control benefits, nonqualified deferred compensation, defined benefit pension compensation, and post-employment welfare benefits) that are at least as favorable, in the aggregate, to those provided to the continuing employee immediately prior to the Effective Time. For any continuing employees who have historically received an annual equity award as a portion of their overall compensation, Parent will take into account any such historical equity awards issued to such continuing employee and disclosed to Parent prior to the date of the Merger Agreement when evaluating the compensation and benefits offered by Parent and the Surviving Corporation. The covenants of this paragraph also apply with respect to the compensation and benefits (including severance) set forth in the offer letter for each individual who has signed an employment offer letter with the Company or any of its subsidiaries but who has not commenced employment as of the Effective Time.

As of the Effective Time and thereafter, Parent will recognize, or will cause the Surviving Corporation to recognize, each continuing employee’s years of employment or service with the Company or any of its subsidiaries prior to the Closing for purposes of determining, as applicable, eligibility for participation, vesting, entitlement of any continuing employee, and future vacation accruals under analogous employee benefit plans maintained by Parent, the Surviving Corporation, or the Surviving Corporation’s affiliates in which such continuing employees become participants (including vacation plans or arrangements, 401(k), or other retirement plans and any severance or welfare plans, but not for vesting of future equity awards or accrual or entitlement to any pension benefits or post-employment welfare benefits, or to the extent such recognition would result in a duplication of benefits).

Effective as of the Effective Time and thereafter, Parent will, or will cause the Surviving Corporation to use commercially reasonable efforts to (a) cause any pre-existing conditions or limitations, eligibility waiting periods, actively at work requirements, evidence of insurability requirements, or required physical examinations under any corresponding health or similar plan of Parent, the Surviving Corporation, or any of the Surviving Corporation’s affiliates to be waived with respect to continuing employees and their eligible dependents, except to the extent that any waiting period, exclusions, or requirements still applied to such continuing employee under the corresponding plan in which such continuing employee participated immediately before the Effective Time, and (b) fully credit each continuing employee with all deductible payments, co-payments, and other out-of-pocket expenses incurred by such continuing employee and his or her covered dependents under the corresponding group medical, dental, pharmaceutical, and vision benefit plans of the Company and its subsidiaries prior to the Closing during the plan year in which the Closing occurs for the purpose of determining the extent to which such continuing employee has satisfied the corresponding deductible, co-payments, or maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for such plan year under any comparable medical, dental, pharmaceutical, or vision benefit plan of Parent, the Surviving Corporation, or any of the Surviving Corporation’s affiliates, as if such amounts had been paid in accordance with such plan.

The Merger Agreement also provides that in the event the Closing occurs prior to the payment of bonuses under the Company’s 2024 annual bonus program, Parent will cause each continuing employee to be paid such continuing employee’s 2024 annual bonus pursuant to the terms and conditions set forth in such program consistent with the Company’s past practice. The annual bonuses will be paid no later than April 10, 2025, subject to the continuing employee’s continued employment through the payment date, except that a continuing employee will remain entitled to receive such employee’s 2024 annual bonus if the continuing employee dies or incurs a termination of employment without “cause” or due to the employee’s “disability” (each such term, as defined in the 2021 Plan), in any case, prior to the payment date.

Efforts to Consummate the Merger

The Company, Parent, and Merger Sub will each use its reasonable best efforts to (and will cause their respective subsidiaries and affiliates to): (a) take all appropriate action and do all things necessary, proper, or advisable under applicable law (including antitrust and foreign investment law) or otherwise to consummate the Transactions as promptly as practicable; (b) obtain from any governmental authority any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained by the Company, Parent, or Merger Sub or any of their respective subsidiaries or affiliates, or to avoid any action or proceeding by any governmental authority (including those in connection with the antitrust and foreign investment laws), in connection with the authorization, execution, and delivery of the Merger Agreement and the consummation of the Transactions; (c) as promptly as reasonably practicable after the date of the Merger Agreement (and in any event within 10 business days following the date of the Merger Agreement), make all necessary filings, and thereafter make any other required submissions, with respect to the Merger Agreement required under the HSR Act; (d) as promptly as reasonably practicable, and in any event using reasonable best efforts to do so within specified time periods, make all necessary filings, and thereafter make any other required submissions, with respect to the Merger Agreement required under any other applicable antitrust and foreign investment laws; (e) as promptly as reasonably practicable after the date of the Merger Agreement, make all necessary filings, and thereafter make any other required submissions, with respect to the Merger Agreement required under any other applicable law; and (f) deliver required notices to, and the obtaining of required consents or waivers from, third parties (provided that the Company will not be obligated to make any payment or commercial concession to any third party, or incur any liability, as a condition to (or in connection with) obtaining any such consent or waiver, unless such payment, concession, or liability is requested in writing by Parent and is conditioned and effective only upon the Closing). The Company and Parent will furnish to each other all information required for any application or other filing under the rules and regulations of any applicable law in connection with the Transactions.

The Company, Parent, and Merger Sub will (and will cause their respective subsidiaries and affiliates to): (a) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action, or legal proceeding by or before any governmental authority with respect to the Merger or any of the other Transactions; (b) keep the other parties reasonably informed as to the status of the foregoing; (c) promptly inform the other parties of any substantive communications to or from any governmental authority regarding approval of the Merger or any of the other Transactions; (d) respond as promptly as practicable to additional requests for information received by any party from any antitrust and foreign investment authorities any other governmental authority with respect to the Transactions or filings contemplated in the Merger Agreement; and (e) use reasonable best efforts to obtain the expiration or termination of all waiting periods under the HSR Act and such other approvals, consents, and clearances under any applicable law (including any other applicable antitrust and foreign investment laws) necessary to consummate the Transactions. In addition, except as may be prohibited by any governmental authority or applicable law, in connection with any such request, inquiry, investigation, action, or legal proceeding, the Company, Parent, and Merger Sub will permit the representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action, or legal proceeding and to have access to and be consulted in connection with any document, opinion, or proposal made or submitted to any governmental authority in connection with such request, inquiry, investigation, action, or legal proceeding. Parent will (and will cause its subsidiaries and affiliates to) consult with the Company before agreeing to (1) “pull and refile” any filing made under the HSR Act or (2) offer, negotiate, or enter into any commitment or agreement, including any timing agreement, with any governmental authority to delay the consummation of, or not to close before a certain date, any of the Transactions.

Parent and the Company will (and will cause their respective subsidiaries and affiliates to) cooperate in good faith with governmental authorities and use their respective reasonable best efforts to undertake promptly (a) any and all action to complete lawfully the Transactions as soon as practicable (but in any event prior to the End Date) and (b) any and all action necessary or advisable to avoid, prevent, eliminate, or remove the actual or threatened commencement of any legal proceeding in any forum or the issuance of any governmental order that would (or to obtain the agreement or consent of any governmental authority to the Transactions the absence of which would) delay, enjoin, prevent, restrain, or otherwise prohibit the consummation of the Merger. However, neither Parent, Merger Sub, nor any of their affiliates, or any portfolio company of any investment fund affiliated with or managed by TPG Inc. be obligated to offer, propose, negotiate, agree to, consent to, and effect: (i) the sale, divestiture, license, or other disposition or transfer of any assets, businesses, or interests; (ii) the termination, amendment, or assignment of any commercial relationships, ventures, other arrangements, contractual rights, or obligations; (iii) the grant of any right or commercial or other accommodation, or other contractual or other commercial relationship, to any third; (iv) limitations or restrictions on Parent or any of its subsidiaries or affiliates with respect to the ownership, conduct or operation of any assets, businesses or interests; (v) any other change or restructuring of Parent or any of its subsidiaries or affiliates, or the Company and its subsidiaries; or (vi) any other remedy, condition, commitment, or undertaking of any kind.

Conduct of Business Pending the Merger

The Merger Agreement provides that, subject to certain exceptions in the Company Disclosure Letter, and except as may be expressly contemplated by the Merger Agreement, required by law or as consented to by Parent in writing (such consent not to be unreasonably withheld, conditioned, or delayed for certain of the actions described below), during the period from the date of the Merger Agreement to the Effective Time (or the date, if any, on which the Merger Agreement is terminated by its terms), (a) the Company will, and will cause each of its subsidiaries to, conduct its operations, in all material respects, in the ordinary course of business and use commercially reasonable efforts to preserve its goodwill and current relationships with customers, suppliers, and other persons having material business relations with the Company and its subsidiaries, and (b) the Company will not, and will cause each of its subsidiaries not to:

•

amend the certificate of incorporation or bylaws of the Company or amend the certificate of incorporation, bylaws, or other organizational documents of any subsidiary of the Company in any material respect or in any manner that would prevent or materially delay consummation of the Transactions;

•

issue, sell, grant options or rights to purchase, or receive, pledge, or authorize or propose the issuance, sale, grant of options or rights to purchase or pledge, or issue any additional shares of, or securities convertible or exchangeable for, or warrants exercisable for, any Class A Common Stock, other than (i) in connection with the vesting or settlement of Company RSU Awards or Company PSU Awards outstanding as of the date of the Merger Agreement, in each case, in accordance with their terms or granted after the date of the Merger Agreement in accordance with clause (ii) or (ii) Company Compensatory Awards granted after the date of the Merger Agreement in accordance with certain parameters specified in the Company Disclosure Letter;

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(i) make, declare, or pay any dividend or distribution (whether in cash, stock, or property or any combination thereof) on or in respect of any outstanding capital stock of, or other equity interests in, the Company or its subsidiaries, except for dividends and distributions by a wholly owned subsidiary of the Company to the Company or to another direct or indirect wholly owned subsidiary of the Company, (ii) split, combine, or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for equity interests in the Company or any of its subsidiaries, or (iii) purchase, redeem, or otherwise acquire, or offer to purchase, redeem, or otherwise acquire, any shares in the capital of, or other equity interests in, any of the Company or its subsidiaries, except as between the Company and a wholly owned subsidiary of the Company or between wholly owned subsidiaries of the Company;

•

(i) enter into any new Tax Equity Agreement (as defined in the Merger Agreement) or materially modify, materially amend, assign, or waive any rights under or terminate any existing Tax Equity Agreement or (ii) except in the ordinary course of business, (A) enter into any contract that would be a material contract (other than Tax Equity Agreement) if it were in effect on the date of the Merger Agreement or (B) materially modify, materially amend, assign, or waive any rights under or terminate (excluding any expiration in accordance with its terms) any material contract (other than Tax Equity Agreement);

•

acquire any other Person or all or a material portion of the business of any other Person (whether by merger or consolidation, acquisition of stock or assets, or by formation of a joint venture or otherwise) or make any investment in any Person other than a wholly owned subsidiary of the Company, in each case, other than such acquisitions or investments as would not exceed $25,000,000 individually;

•	except as required by the terms of an existing employee benefit plan in existence as of the date of the Merger Agreement and set forth on the Company Disclosure Letter:

•	grant any severance or termination pay to (or amend any such existing agreement with) any of its current or former employees, directors, officers, or other individual service providers;

•

enter into, establish, adopt, materially amend, or terminate certain “plans” (as defined in the Merger Agreement) (excluding entering into offer letters for “at will” employment or individual independent contractor or consultant agreements with new hires as permitted below) or other benefit or compensation plan, program, contract, agreement, or arrangement that would be a “plan” if in effect on the date of the Merger Agreement (except any ordinary course amendments that do not increase the cost to the Company, in the aggregate, of maintaining such plan);

•

increase or accelerate the funding, payment, or vesting of the compensation or benefits payable to any of its current or former directors, officers, employees, or other individual service providers, other than annual merit increases to base salary or base wage rate in the ordinary course of business consistent with past practice for such individuals whose annualized base compensation would not equal or exceed $300,000 following such increase (provided that any increase does not cause the aggregate of all such employees’ annualized base compensation to exceed 105% of the total annualized base compensation in the aggregate for such employees as of December 31, 2024);

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grant or announce any cash incentive awards, bonus retention, change in control, or transaction compensation payable to any current or former employees, officers, directors, or other individual service providers;

•	hire, promote, or engage any employee, officer, or individual service provider whose annualized base compensation would equal or exceed $300,000; or

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terminate the employment or engagement of any employee, officer, director, or individual service provider (other than for cause or due to death or disability) whose annualized base compensation would equal or exceed $300,000;

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modify, extend, terminate, or enter into any collective bargaining agreement or other contract with a labor union or works council or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees;

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implement or announce any employee layoffs, furloughs, reductions in force, plant closings, reductions in compensation, or other similar actions that would trigger notice obligations under the WARN Act;

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intentionally waive or release any noncompetition, nonsolicitation, nondisclosure, or other restrictive covenant obligation of any current or former employee with a title of Vice President (or above) or independent contractor of the Company or any of its subsidiaries;

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other than the Merger, merge, consolidate, combine, or amalgamate the Company or any of its subsidiaries with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization of any of the Company or any of its subsidiaries;

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sell, lease, transfer, license, or otherwise dispose of, or agree to sell, lease, transfer, license, or otherwise dispose of, any material portion of its assets or properties, other than (i) transactions pursuant to contracts existing on the date of the Merger Agreement that are set forth on the Company Disclosure Letter, (ii) acquisitions of supplies or sales of inventory in the ordinary course of business, (iii) transfers among the Company and its wholly owned subsidiaries or (iv) sales, leases, transfers, licenses, or dispositions for which the consideration is less than $10,000,000 in the aggregate;

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incur, create, assume, repay, or otherwise become liable for indebtedness for borrowed money, or terminate or modify in any material respect in a manner adverse to the Company or its applicable subsidiaries, the terms of any indebtedness for borrowed money, or assume, guarantee, or endorse the obligations of any Person for indebtedness for borrowed money, other than (i) indebtedness incurred in connection with any action permitted by the Merger Agreement, (ii) intercompany loans between the Company and any of its wholly owned subsidiaries or between any wholly owned subsidiaries, and (iii) indebtedness (including indebtedness incurred pursuant to the Company Credit Facilities) reasonably incurred in response to any emergency, disaster, catastrophe, or other similar emergency condition to protect life, employee safety, property, or the environment or to comply with public requirements applicable; provided, however, that in the case of each of clauses (i) through (iii), such indebtedness (A) is not incurred under the APAG Revolver or APAGH Term Loan (each, as defined in the Merger Agreement) or (B) does not impose or result in any additional restrictions or limitations that would be materially adverse to the Company and its subsidiaries, or, following the Closing, Parent and its subsidiaries, other than any obligation to make payments on such indebtedness and other than any restrictions or limitations substantially similar to restrictions or limitations to which the Company or its applicable subsidiaries are currently subject under the terms of any indebtedness outstanding as of the date hereof; provided, further, that the Company shall promptly inform Parent of any indebtedness incurred or action taken in accordance with this clause and any such indebtedness or action shall not require any consent in order to complete the Transactions and shall not reasonably be expected to adversely affect Parent’s ability to consummate the Equity Financing or the Debt Financing; provided, further, that this clause did not restrict the Company or its applicable subsidiaries from entering into those certain consents which were required under the Company’s guaranty agreements with respect to each of the APAF III Term Loan, the APAF IV Term Loan, and the APACF II Facility (each, as defined in the Merger Agreement), in each case as a result of the execution of the Merger Agreement and as required to effect the Transactions (the “Required Debt Consents”), and this clause shall not restrict the Company or its applicable subsidiaries from entering into any and all waivers or consents

(which may be effectuated in the form of an amendment or other modification) required with respect to the APAG Revolver (including the Ultimate Parent Guaranty, as defined in the APAG Revolver), the APAGH Term Loan, or the API L/C Facility (each, as defined in the Merger Agreement), in each case as a result of the execution of the Merger Agreement and as required to effect the Transactions (the “Other Debt Consents”);

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waive, release, assign, settle, or compromise any proceedings (other than any stockholder litigation relating to the Transactions) that (i) with respect to the payment of monetary damages, involves the payment of monetary damages exceeding $2,500,000 individually or $7,500,000 in the aggregate; (ii) with respect to any non-monetary terms and conditions therein, imposes or requires actions that would or would be reasonably expected to be material to the Company and any of its subsidiaries, taken as a whole; (iii) involves an admission of guilt or liability by the Company or any of its subsidiaries or would constitute a finding or admission of a violation of Law; (iv) would result in any restriction on future activity or conduct by Parent, the Surviving Corporation, or their subsidiaries; or (v) would prevent or materially delay the consummation of the Transactions;

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fail to use its commercially reasonable efforts to maintain in full force and effect in all material respects, or fail to replace or renew, the Insurance Policies at a level at least comparable to current levels (or current market terms);

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make or authorize any capital expenditures, except for those (i) that do not exceed $5,000,000 in the aggregate other than capital expenditures that are included in the Company’s capital expenditure budget for fiscal year 2025 set forth on the Company Disclosure Letter, or (ii) reasonably required in the event of an emergency, disaster, catastrophe, or other similar emergency condition to protect life, employee safety, property, or the environment or comply with public health requirements applicable thereto (provided that the Company shall notify Parent of any such emergency expenditure as soon as reasonably practicable);

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other than in accordance with Contracts in effect on the date hereof, make any loans or advances of money to any Person (other than for transactions among the Company and any of its subsidiaries), except for (i) advances to employees or officers of the Company and any of its subsidiaries for expenses or (ii) extensions of credit to customers, in each case, made or incurred in the ordinary course of business consistent with past practice and not in excess of $50,000;

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sell, transfer, assign, abandon, permit to lapse, or otherwise dispose of, or grant any license or sublicense of, any rights under or with respect to, any material intellectual property rights, except for non-exclusive licenses granted in the ordinary course of business;

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disclose to any Person any trade secret or other material confidential information of the Company or any of its subsidiaries other than to Persons subject to contractual, legal, or binding ethical obligations of confidentiality with respect to such information;

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(i) make, change, or rescind any material election relating to Taxes, (ii) change an annual Tax accounting period with respect to material taxes, (iii) adopt or change any material Tax accounting method, (iv) file any material amended Tax Return that is reasonably likely to result in a material increase to a Tax liability (other than as required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar provision of state, local, or non-U.S. Law)), (v) enter into any closing agreement with respect to material Taxes, (vi) settle or compromise any material Tax claim, audit, assessment, or dispute or surrender any right to claim a material refund of Taxes, or (vii) agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material Tax;

•	except as required or permitted by GAAP, change any material accounting principles, methods, or practices;

•	other than Permitted Liens or Liens relating to (i) securing indebtedness and other obligations in existence at the date of the Merger Agreement or any indebtedness incurred in compliance with the

Merger Agreement or (ii) between the Company or to a subsidiary of the Company in connection with any indebtedness or loan to the extent not otherwise restricted by the Merger Agreement, create or incur any Lien on any assets of the Company or any of its subsidiaries; or

•	authorize, agree to take, enter into any agreement, or otherwise become obligated to do, any of the foregoing.

Indemnification of Directors and Officers; Insurance

Parent has agreed that it will cause the Surviving Corporation to take all actions necessary or appropriate to ensure that, from and after the Effective Time, all rights to indemnification, exculpation, and advancement of expenses now existing in favor of (a) each present and former director, officer, and employee of the Company and its subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, or liabilities incurred in connection with any claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative, or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under or required by applicable law or the respective certificates of incorporation, bylaws, or other organizational documents of the Company or its subsidiaries, as applicable, or indemnification agreements to which the Company or its subsidiaries, as applicable, are a party or otherwise bound, in each case as in effect on the date of the Merger Agreement and (b) each person entitled to such indemnification or exculpation under the provisions of the contracts set forth on the Company Disclosure Letter to the fullest extent permitted thereunder, in each case, will continue in full force and effect in accordance with its terms.

The Company may, and if the Company does not, Parent will cause the Surviving Corporation to, purchase a pre-paid, non-cancelable six-year “tail” policy (containing terms not less favorable than the terms of such current insurance coverage), of directors’ and officers’ liability insurance with respect to matters existing or occurring at or before the Effective Time; provided that in no event will the aggregate premiums payable for such “tail” policy or policies for its or their entire period exceed an amount equal to 300% of the current aggregate annual premiums paid by the Company for the existing directors’ and officers’ liability insurance.

Miscellaneous Covenants

The Merger Agreement contains additional agreements among the Company, Parent, and Merger Sub relating to, among other matters:

•	the filing by the Company of this proxy statement with the SEC and cooperation in response to any comments from the SEC with respect to this proxy statement;

•	the coordination of press releases and other public announcements or filings relating to the Transactions;

•

actions required to cause the disposition of certain options, awards, and securities by individuals subject to the reporting requirements of Section 16(a) of the Exchange Act to be exempt from Section 16(b) of the Exchange Act;

•	any stockholder litigation brought or threatened against the Company and/or its directors or its officers relating to or in connection with the Merger Agreement or any of the Transactions;

•	the paying of expenses, fees, or concessions by the Company or any of its subsidiaries in connection with the Required Debt Consents or the Other Debt Consents;

•

notice upon the occurrence of certain events, such as notices received from governmental authorities in connection with the Merger Agreement or the Transactions and any proceedings commenced or threatened against any party which relate to the Merger Agreement or the Transactions;

•	the delisting of the Class A Common Stock from the NYSE and the deregistration of Class A Common Stock under the Exchange Act;

•	actions necessary to cause Merger Sub to perform its obligations under the Merger Agreement;

•	approval of the Merger Agreement and the Transactions by Parent as the sole stockholder of Merger Sub;

•	actions required to ensure no takeover statute becomes applicable to the Merger Agreement, the Company Support Agreements, the Rollover Agreement, or the Transactions;

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Parent’s use of reasonable best efforts to obtain the Equity Financing pursuant to the Equity Commitment Letter entered into by Parent and its affiliates on the date of the Merger Agreement, as well as the Company’s commercially reasonable efforts to provide cooperation in connection with obtaining the Debt Financing; and

•

unless applicable debt consents have been obtained, the repayment and termination of certain of the Company’s existing credit agreements with the lenders party thereto and delivery of a payoff letter in connection therewith;

Conditions to the Merger

The respective obligations of the Company, Parent, and Merger Sub to consummate the Merger and the other Transactions are subject to the satisfaction (or written waiver by all parties, if permissible under applicable law) at or prior to the Effective Time, of each of the following conditions:

•	the Company will have obtained the Required Company Stockholder Approval;

•

any applicable waiting period (and any extension thereof) under the HSR Act, and any commitment to, or agreement with, any governmental authority to delay the consummation of, or not to consummate before a certain date, the Merger, shall have expired or been terminated and the FERC 203 Approval shall have been obtained; and

•	the consummation of the Transactions will not then be enjoined, prohibited, or made unlawful by any governmental order or any applicable law (whether temporary, preliminary, or permanent).

The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or waiver by Parent, if permissible under applicable law) at or prior to the Closing, of the following additional conditions:

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certain specified fundamental representations and warranties made by the Company will be true and correct, in each case, as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date, in which case such representation and warranty will be true and correct only as of such date);

•

certain representations and warranties with respect to the capitalization of the Company will be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as if made on the Closing Date (except for any such representations and warranties that speak as of a particular date, which will be true and correct in all respects, except for any de minimis inaccuracies, only as of such date);

•

each of the other representations and warranties made by the Company (without giving effect to any references to any “Company Material Adverse Effect” or other materiality qualifications) will be true and correct in all respects as of the Closing Date as if made on the Closing Date (except for representations and warranties that speak as of a particular date, which will be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a Company Material Adverse Effect;

•	the Company’s compliance with the covenants and obligations that the Company is required to comply with or perform under the Merger Agreement prior to the Closing in all material respects;

•

since the date of the Merger Agreement, there will not have occurred any Company Material Adverse Effect (as defined under the section entitled “Proposal No. 1: The Merger Proposal—Representations and Warranties” of this proxy statement);

•	the Required Debt Consents will have been obtained; and

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Parent will have received a certificate executed on behalf of the Company by its authorized representative to the effect that the conditions described in the six preceding bullet points have been satisfied.

The obligations of the Company to consummate the Merger and the other Transactions are subject to the satisfaction (or waiver by the Company, if permissible under applicable law), at or prior to the Closing, of the following additional conditions:

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certain specified fundamental representations and warranties made by Parent and Merger Sub will be true and correct in all respects as of the Closing Date as if made on and as of the Closing Date (except for representations and warranties that speak as of a particular date, which will be true and correct in all respects as of such date);

•

each of the other representations and warranties made by Parent and Merger Sub in the Merger Agreement (without giving effect to any references to materiality qualifications) will be true and correct in all respects as of the date of the Closing Date as if made on and as of the Closing Date (except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger or perform their respective obligations under the Merger Agreement;

•

Parent’s and Merger Sub’s compliance with the covenants and obligations that Parent and Merger Sub are required to comply with or perform under the Merger Agreement prior to the Closing in all material respects; and

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the Company will have received a certificate duly executed on behalf of Parent by its authorized representative to the effect that the conditions described in the three preceding bullet points have been satisfied.

Termination

The Merger Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time notwithstanding receipt of the Required Company Stockholder Approval (except as expressly noted), only as follows:

•	by mutual written agreement of Parent and the Company.

•	by either Parent or the Company:

•

if the Closing has not occurred on or before 5:00 p.m. ET on November 5, 2025 (the “End Date”), whether such date is before or after the date of the receipt of the Required Company Stockholder Approval, so long as the terminating party’s failure to perform or comply with any covenant or obligation under the Merger Agreement is not the principal cause of, or did not result in, the failure of the Closing to have occurred on or before the End Date;

•

if any governmental authority shall have issued, entered, enacted, or promulgated a governmental order or other applicable law permanently enjoining or otherwise permanently prohibiting or making unlawful, the consummation of the Transactions and such governmental order or other applicable law shall, if applicable, have become final and nonappealable, so long as the terminating party’s failure to perform any covenant or obligation under the Merger Agreement has not been the principal cause of, or resulted in, the issuance of such order, decree, or ruling or law; or

•	if the Special Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company stockholders did not vote to adopt the Merger Agreement;

•	by the Company:

•

if there is a breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement on the part of Parent or Merger Sub such that the conditions to the Merger for the benefit of the Company relating to Parent’s and Merger Sub’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing and has not been cured by the date that is the earlier of (x) 45 days after the Company notified Parent of such breach and (y) two business days prior to the End Date; provided that the Company will only have this termination right so long as there is no material breach of any of its material obligations under the Merger Agreement such that the conditions to the Merger for the benefit of Parent and Merger Sub relating to the Company’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing;

•

prior to receipt of the Required Company Stockholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal, so long as the Company has complied with the no-shop and related provisions in the Merger Agreement described in the section entitled “Proposal No. 1: The Merger Proposal—Other Covenants and Agreements—No Shop; Acquisition Proposals” of this proxy statement, the Company enters into such definitive agreement substantially concurrently with such termination, and the Company pays or causes to be paid to Parent the termination fee described below within five business days following such termination; or

•

if (a) (i) the mutual conditions to the Merger for the benefit of the Company, Parent, and Merger Sub and (ii) the conditions to the Merger for the benefit of Parent and Merger Sub (in each case, other than conditions which are to be satisfied by actions taken at the Closing) have been satisfied or waived, (b) Parent failed to consummate the Closing or the Closing would have occurred pursuant to the terms of the Merger Agreement, (c) the Company delivered to Parent an irrevocable notice that (i) the Company stood ready, willing, and able to consummate the Closing on the date such notice is delivered and through the end of the next three-business day period, and (ii) all of the conditions to the Merger for the benefit of the Company (other than conditions that are to be satisfied by actions taken at the Closing) have been satisfied or waived, and (d) Parent failed to consummate the Closing within three business days following receipt of such notice from the Company described in the foregoing clause (c);

•	by Parent:

•

if there is a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in the Merger Agreement such that the conditions to the Merger for the benefit of Parent and Merger Sub relating to the Company’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing and has not been cured by the date that is the earlier of (x) 45 days after Parent notified the Company of such breach and (y) two business days prior to the End Date; provided that Parent will only have this termination right if there is no material breach of any of its material obligations under the Merger Agreement on behalf of Parent or Merger Sub such that the conditions to the Merger for the benefit of the Company relating to Parent and Merger Sub’s representations, warranties, covenants, and agreements cannot be satisfied at the Closing; or

•

if prior to receipt of the Required Company Stockholder Approval, the Board makes an Adverse Recommendation Change; provided that Parent’s right to terminate on this basis expires at 5:00 p.m. EDT on the 15th business day following the date on which such Adverse Recommendation Change occurs; or

•	if prior to receipt of the Required Company Stockholder Approval, the Company breaches the no-shop and related provisions set forth in the Merger Agreement.

Effect of Termination

Except as described in the section below entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement, in the event the Merger Agreement is terminated under the terms thereof (see the section above entitled “Proposal No. 1: The Merger Proposal—Termination” of this proxy statement), the Merger Agreement will become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors, or equityholders, other than liability of the Company, Parent, or Merger Sub for any Fraud or willful breach of the Merger Agreement occurring prior to such termination.

Termination Fees; Expense Reimbursement

The Company must pay, or cause to be paid, to Parent a termination fee of $60,000,000 (the “Company Termination Fee”) upon valid termination of the Merger Agreement under specified circumstances, including:

•	the Company’s termination of the Merger Agreement in order to enter into a definitive agreement with respect to a Superior Proposal;

•

Parent’s termination of the Merger Agreement following the Company’s material breach of its no-shop and related obligations in respect of other acquisition proposals or an Adverse Recommendation Change;

•

the termination of the Merger Agreement by the Company or Parent upon the occurrence of the End Date (as defined above), if, on that date, the Required Company Stockholder Approval has not been obtained and Parent would have been entitled to terminate the Merger Agreement due to the Company’s material breach of its non-shop and related obligations or an Adverse Recommendation Change;

•

the termination of the Merger Agreement (a) by Parent due to the Company’s uncured breach of its representations, warranties, or covenants or (b) by the Company upon the occurrence of the End Date at a time when Parent would be permitted to terminate due to such an uncured breach by the Company, in either case, at or after an Acquisition Proposal has been announced, disclosed, or otherwise communicated to the Board and not withdrawn, and within 12 months after such termination the Company enters into a definitive agreement for the consummation of the transaction contemplated by that Acquisition Proposal, and the Company subsequently consummates that transaction; provided, that for purposes of determining whether a Company Termination Fee is payable under this circumstance, references to 15% or more in the definition of Acquisition Proposal will be deemed to be references to “all or substantially all”; or

•

the termination of the Merger Agreement by the Company or Parent after the Company’s stockholders have voted against the approval of the Merger after an Acquisition Proposal has been made to the Company, publicly disclosed and not withdrawn, and within 12 months after termination, the Company enters into a definitive agreement for the consummation of the transaction contemplated by that Acquisition Proposal, and the Company subsequently consummates that transaction; provided, that for purposes of determining whether a Company Termination Fee is payable under this circumstance, references to 15% or more in the definition of Acquisition Proposal will be deemed to be references to “all or substantially all”.

If the Merger Agreement is terminated due to a failure of the Company’s stockholders to approve the Merger Proposal, the Company will be required to reimburse Parent for the reasonable and documented out-of-pocket fees and expenses incurred or paid by or on behalf of Parent and its Affiliates in connection with the Transactions or related to the authorization, preparation, negotiation, execution, and performance of the Merger Agreement and any other agreements, certificates, documents, or other instruments contemplated by the Merger Agreement up to $8,000,000.

Parent must pay to the Company a termination fee of $70,000,000 (the “Parent Termination Fee”) if, but only if, the Merger Agreement is validly terminated:

•	by the Company in the event Parent fails to consummate the Merger on the scheduled closing date and all applicable closing conditions have been satisfied or waived, as applicable; or

•

if Parent terminates the Merger Agreement because the Merger has not been consummated by the End Date, and, at the time of such termination, the Company was otherwise entitled to terminate the Merger Agreement because Parent failed to consummate the Merger on the scheduled closing date and all conditions have been satisfied or waived, as applicable.

In addition, the TPG Guarantor has also provided a Limited Guaranty with respect to the payment of any Parent Termination Fee that may become payable by Parent to the Company, subject to the terms and conditions set forth in the Merger Agreement and such the Limited Guaranty.

Subject to the remedies of specific performance described in the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees; Expense Reimbursement” of this proxy statement, Parent’s right to receive from the Company the Company Termination Fee or the Expense Reimbursement and the Company’s right to receive from Parent the Parent Termination Fee, as applicable, will, solely in circumstances in which the Company Termination Fee or Expense Reimbursement, or the Parent Termination Fee, as applicable, is owed constitute the sole and exclusive remedy of (a) Parent and Merger Sub against the Company and any of the Company’s former, current, and future Affiliates, assignees, stockholders, controlling Persons, directors, officers, employees, agents, attorneys, and other representatives and (b) the Company against Parent and Merger Sub and any of the Parent’s and Merger Sub’s former, current, and future Affiliates, assignees, stockholders, controlling Persons, directors, officers, employees, agents, attorneys, and other representatives; provided, however, that no such payment shall relieve a party of any liability or damages to the other party, as applicable, as a result of Fraud or a willful breach of any covenant, agreement, or obligation by such party (in which case such party shall be liable for damages for such Fraud or willful breach).

Expenses Generally

Except as otherwise noted in the section entitled “Proposal No. 1: The Merger Proposal—Termination Fees” of this proxy statement, for the payment of transfer taxes, which shall be borne and paid equally by Parent and the Company, and the filing fees in connection with obtaining the consents, approvals, authorizations, and clearances under the HSR Act and Section 203 of the FPA, which shall be borne and paid by Parent, whether or not the Merger or the other Transactions are consummated, all expenses incurred in connection with the Merger Agreement and the Transactions will be paid by the party incurring such expenses.

Specific Performance

The parties to the Merger Agreement are entitled to an injunction or injunctions, specific performance, or other equitable relief to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement, without proof of actual damages or otherwise, in addition to any other remedy to which they may be entitled in law or equity (including monetary damages (including benefit of the bargain Damages)). The Company shall be entitled to specific performance to cause Parent to cause the Equity

Financing to be fully funded in accordance with the terms and subject to the conditions in the Equity Commitment Letter and to effect the Closing in accordance with the terms and subject to the conditions in the Merger Agreement, only if: (a) all of the conditions to Closing have been satisfied or waived (other than conditions that either (i) by their terms or nature are to be satisfied or waived at the Closing (and which are capable of being satisfied or waived by the party entitled to waive such conditions) or (ii) the failure of which to be satisfied is attributable, in whole or part, to a breach by Parent of its representations, warranties, covenants, or agreements contained in the Merger Agreement); (b) Parent has failed to consummate the Closing within three business days after the Company has delivered to Parent an irrevocable notice that it stands ready, willing, and able to consummate the Closing on the date such notice is delivered through the end of such three-business day period; and (c) neither the Parent Termination Fee nor any other damages have been paid in full by or on behalf of Parent, Merger Sub, or their respective affiliates and accepted by the Company; provided, that in no event shall the Company or Parent be entitled to receive both (i) a grant of specific performance that results in the occurrence of the Closing, on the one hand, and (ii) payment of all or any portion of the Parent Termination Fee or the Company Termination Fee, as applicable. The Company and Parent may concurrently seek specific performance or other equitable relief and any monetary damages, remedies, or awards that may be available to such party or any third party beneficiary under the Merger Agreement or at law.

Amendments; Waiver

Any provision of the Merger Agreement may be amended or waived by mutual agreement of the parties thereto in writing at any time prior to the Effective Time, except that (a) no amendment or waiver will be made subsequent to receipt of the Required Company Stockholder Approval which requires further approval of the stockholders of the Company pursuant to the DGCL without such further stockholder approval, and (b) protective provisions contained in the Merger Agreement may not be amended, waived, or otherwise modified in any manner that adversely affects Parent’s financing or any financing sources or financing related person without the prior written consent of such financing sources.

Governing Law and Jurisdiction

The Merger Agreement and all proceedings (whether based on contract, tort, or otherwise) arising out of or relating to the Merger Agreement, the Transactions, or the actions of the parties to the Merger Agreement in the negotiation, administration, performance, and enforcement thereof, will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction, except that any proceeding of any kind or description, whether in law or in equity, in contract, tort, or otherwise, against any financing source or any financing related person in any way relating to the Merger Agreement, or any of the Transactions, the debt financing, the debt financing documents, or the performance thereof or the transactions contemplated thereby, including any dispute arising out of or relating in any way to any debt or equity commitment letter, will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflict of laws provision thereof that would cause the application of the laws of another jurisdiction.

Each of the parties to the Merger Agreement expressly, irrevocably, and unconditionally consented and submitted, for itself and its property and assets, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom located within the State of Delaware (or, if such court shall not have jurisdiction, any state or Federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof) (collectively, the “Chosen Courts”), in any proceeding arising out of or relating to the Merger Agreement or the agreements delivered in connection thereby or the transactions contemplated thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties irrevocably and unconditionally (a) agreed not to commence any such proceeding except in the Chosen Courts (b) agreed that any claim in respect of any such proceeding may be heard and determined in the Chosen Courts, (c) waived, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in the Chosen Courts, (d) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Courts, and (e) waived, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such proceeding in the Chosen Courts. Each of the parties to the Merger Agreement also agreed, notwithstanding anything in the Merger Agreement to the contrary, (i) that any proceeding of any kind or nature, whether at law or in equity, in contract, tort, or otherwise, against a financing related person in connection with the Merger Agreement, any of the Transactions, the debt financing, the debt financing documents, or the performance thereof or the transactions contemplated thereby, shall be subject the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York and any appellate court thereof and each party to the Merger Agreement submitted for itself and its property with respect to any proceeding to the exclusive jurisdiction of such courts, (ii) not to bring or permit any of its affiliates or representatives to bring or support anyone else in bringing any such action or proceeding in any other courts, (iii) that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, and (iv) to waive and irrevocably waived, to the fullest extent permitted by law, any objection which it may have at any time to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such proceeding in any such court.

The Company Support Agreements

The Supporting Stockholders, which collectively own approximately 40% of the outstanding Class A Common Stock as of February 5, 2025, have entered into the Company Support Agreements with Parent and the Company. Pursuant to the Company Support Agreements, the Supporting Stockholders have agreed, among other things, to (a) vote the Supporting Stockholders’ owned shares and any additional shares of Class A Common Stock or other voting securities acquired by the Supporting Stockholders or their respective controlled affiliates between February 5, 2025 and the Record Date (the “Covered Shares”) in favor of the Merger, the adoption of the Merger Agreement, and each of the other actions contemplated by the Merger Agreement and (b) vote its Covered Shares against (i) (A) any Acquisition Proposal or (B) any reorganization, dissolution, liquidation, winding up, or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (ii) any action, proposal, transaction, or agreement that would (A) result in a breach in any material respect of any covenant, representation, or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Supporting Stockholder under the Company Support Agreement, (B) impede, interfere with, delay, postpone, discourage, or adversely affect the consummation of the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the Company Support Agreement, or (C) change in any manner the voting rights of any class of shares of the Company (including any amendments to the certificate of incorporation of the Company or the bylaws of the Company).

The Support Agreements will terminate and be of no further force of effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) an Adverse Recommendation Change, (d) the entry into or effectiveness of any amendment, modification, or waiver of any provision of the Merger Agreement (including the Schedules and Exhibits thereto) that (i) reduces the amount or changes the form of the consideration for the Merger or any consideration otherwise payable with respect to the securities of the Company owned by the Supporting Stockholders or (ii) is adverse to the Supporting Stockholders relative to the other stockholders of the Company, (e) written notice of termination of the Company Support Agreements by Parent to the Stockholders and the Company or mutual written agreement of each of the parties hereto to terminate the Company Support Agreements, and (f) the time that the requisite stockholder approval has been obtained.

Subject to certain exceptions, the Supporting Stockholders may not transfer their shares of Class A Common Stock prior to the date the Company Support Agreements terminate.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the Merger Proposal.

PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

We are asking you to approve a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting, which we refer to as the Adjournment Proposal. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting to any date and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would be defeated, we could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Proposal. In addition, the Board could postpone the Special Meeting before it commences, including if under our Bylaws a quorum is not present for the meeting.

Notwithstanding the foregoing, under the Merger Agreement, the Company may recess, adjourn, or postpone the Special Meeting without Parent’s consent only in certain specified circumstances as described further under the section entitled “Proposal No. 1: The Merger Proposal—Special Meeting and Related Actions” of this proxy statement.

If the Special Meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the Special Meeting as so adjourned or postponed. If a stockholder signs and returns a proxy and does not indicate how he, she, or it wishes to vote on any proposal, or if such stockholder signs and returns a proxy and indicates a vote in favor of the Merger Proposal but does not indicate a choice on the Adjournment Proposal, such stockholder’s shares of the Class A Common Stock will be voted “FOR” the Adjournment Proposal. However, if such stockholder indicates a vote against the Merger Proposal, such stockholder’s shares of the Class A Common Stock will only be voted in favor of the Adjournment Proposal if he, she, or it indicates a vote in favor of the Adjournment Proposal. The Company does not intend to call a vote on the Adjournment Proposal if the Merger Proposal is approved at the Special Meeting.

The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Adjournment Proposal or vice versa.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the Company’s shares present electronically or represented by proxy at the Special Meeting and entitled to vote at the meeting. Failure to vote your shares or broker non-votes, if any, will not have an effect on the outcome of this proposal. However, an abstention from voting your shares will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The Board believes that it is in the best interests of the Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting.

Approval of this proposal is not a condition to consummation of the Merger.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information as of February 14, 2025, regarding the beneficial ownership of our Class A Common Stock by:

•	each person or group who is known by us to own beneficially more than 5% of our Class A Common Stock;

•	each member of our Board and each of our Named Executive Officers; and

•	all members of our Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Class A Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 159,999,752 shares of our Class A Common Stock and 796,950 shares of our Class B Common Stock outstanding as of February 14, 2025. Shares of Class A Common Stock underlying restricted stock units that may be subject to vesting within 60 days of February 14, 2025 are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Unless otherwise indicated, the address for each holder listed below is c/o Altus Power, Inc., 2200 Atlantic Street, Sixth Floor, Stamford, CT 06902.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS A COMMON STOCK OUTSTANDING
5% Stockholder:
CBRE Acquisition Sponsor, LLC (1) (2)	24,565,252	15.25%
GSO Altus Holdings LP (3)	21,116,125	13.12%
Gregg Felton (4)	12,749,529	7.92%
Lars R. Norell (5)	6,598,766	4.10%
Named Executive Officers and Directors:
Gregg Felton	12,749,529	7.92%
Lars R. Norell (5)	6,598,766	4.10%
Anthony Savino (6)	3,749,371	2.33%
Dustin L. Weber (7)	1,683,159	1.05%
Christine R. Detrick (8)	167,779	*
Richard N. Peretz (9)	57,788	*
Tina Reich (10)	20,136	*
Robert M. Horn	0	*
Richard Shapiro	0	*
Robert Bernard (11)	0	*
All Executive Officers and Directors as a Group (10 persons)	25,026,528	15.45%

*	less than 1%

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS B COMMON STOCK OUTSTANDING
5% Stockholder:
CBRE Acquisition Sponsor, LLC (12)	724,500	90.09%

(1)

As reported on a Schedule 13D/A filed on February 7, 2025, CBRE Acquisition Sponsor, LLC, together with its affiliates CBRE Group, Inc. and CBRE Services, Inc., is the beneficial owner of 24,565,252 shares. The business address of each of the entities described in this footnote is 2100 McKinney Avenue Suite 1250, Dallas, Texas 75201.

(2)	Includes 7,429 shares subject to a Company RSU Award granted to Mr. Bernard and transferred to CBRE Acquisition Sponsor, LLC that may vest within 60 days of February 14, 2025.
(3)

As reported on a Schedule 13D filed on February 7, 2025, GSO Altus Holdings LP. is the beneficial owner of 21,116,125 shares. The business address of GSO Altus Holdings LP is c/o Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, New York 10154.

(4)

As reported on a Schedule 13D filed on February 7, 2025, Gregg Felton is the beneficial owner of 12,749,529 shares, including the 582,556 shares that are expected to vest within the next 60 days pursuant to a Company RSU Award.

(5)	As reported on a Schedule 13D/A filed on February 7 2025, Lars Norell is the beneficial owner of 6,598,766 shares.
(6)	Mr. Savino’s beneficial ownership includes 206,809 shares that are pursuant to a Company RSU Award and expected to vest within the next 60 days.
(7)	Mr. Weber’s beneficial ownership includes 140,208 shares that are pursuant to a Company RSU Award and expected to vest within the next 60 days.
(8)	Ms. Detrick’s beneficial ownership includes 18,082 shares that are pursuant to a Company RSU Award and expected to vest within the next 60 days.
(9)	Mr. Peretz’s beneficial ownership includes 10,274 shares that are pursuant to a Company RSU Award and expected to vest within the next 60 days.
(10)	Ms. Reich’s beneficial ownership includes 20,136 shares that are pursuant to a Company RSU Award and expected to vest within the next 60 days.
(11)	Mr. Bernard has transferred all Company RSU Awards granted to him to CBRE Acquisition Sponsor, LLC.
(12)	As reported on a Schedule 14A filed on April 11, 2024, CBRE Acquisition Sponsor, together with its affiliates CBRE Group, Inc. and CBRE Services, Inc., is the beneficial owner of 724,500 shares.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.

We intend to hold an Annual Meeting of Stockholders in 2025 only if the Merger is not consummated. If the Merger is not consummated, please see below for timing of stockholder proposals relating to our 2025 Annual Meeting of Stockholders.

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to our Corporate Secretary at our offices at Stamford, Connecticut in writing within a reasonable time before the Company begins to print and send its proxy materials. If applicable, the Company intends to announce the deadline for receipt of proposals pursuant to Rule 14a-8 under the Exchange Act after a date for the 2025 Annual Meeting of Stockholders is set.

Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in this proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Given that our 2025 Annual Meeting of Stockholders, if held at all, will occur more than 70 days after May 22, 2025, our Bylaws require that our Corporate Secretary must receive written notice from the stockholder of record of their intent to present a proposal or nomination at the 2025 Annual Meeting of Stockholders not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following filings of the Company with the SEC are incorporated by reference:

•

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March  14, 2024, as amended by the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, filed with the SEC on December 6, 2024;

•	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, filed with the SEC on November 12, 2024;

•

The Company’s Current Reports on Form 8-K filed with the SEC on May  26, 2022, January  2, 2024, January  31, 2024, March  4, 2024, March  22, 2024, March  26, 2024, April  8, 2024, April  29, 2024, February  6, 2025 and August 1, 2024 (other than the portions of such documents not deemed to be filed);

•

The description of the Company’s securities set forth in Exhibit 4.2 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2023, filed with the SEC on March 14, 2024, including any amendment or report filed for the purposes of updating such description; and

•	The Company’s Definitive Proxy Statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, filed on April 11, 2024.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference.

In addition, the Company incorporates by reference any future filings it may make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement and therefore is not incorporated by reference herein.

Copies of any reports, statements, or other information that we file with the SEC are available at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company through the Investor Relations section of our website, https://www.altuspower.com, at the “Investors—Financials—SEC Filings” section therein.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Altus Power, Inc.

Attention: Investor Relations

2200 Atlantic Street, Sixth Floor

Stamford, CT 06902

Telephone: (203) 698-0090

If you would like to request documents from us, please do so by    , 2025, to receive them before the Special Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, https://www.altuspower.com, and the “Investors—Financials—SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.

MISCELLANEOUS

The Company has supplied all information relating to the Company, and Parent has supplied (and the Company has not independently verified) all of the information relating to Parent and Merger Sub contained in the sections entitled “Summary—Parties to the Merger Agreement” and “Proposal No. 1: The Merger Proposal—Parties Involved in the Merger” of this proxy statement.

You should rely only on the information contained in this proxy statement, the appendices to this proxy statement, and the documents we refer to in this proxy statement, to vote on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement or in the documents we have publicly filed with the SEC. This proxy statement is dated    , 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is very important. Please promptly vote your shares by completing, signing, dating, and returning your proxy card or by submitting your proxy over the Internet or by telephone as described on your proxy card or voting instruction form.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

AVENGER PARENT, INC.,

AVENGER MERGER SUB, INC.

AND

ALTUS POWER, INC.

FEBRUARY 5, 2025

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

A-i

A-ii

Exhibit A	Form of Company Support Agreement

Exhibit B	Form of Certificate of Merger

Schedule A	Company Supporting Stockholders

Schedule B	Regulatory Approvals

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 5, 2025, is entered into by and among Altus Power, Inc., a Delaware corporation (the “Company”), Avenger Parent, Inc., a Delaware corporation (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, the board of directors of the Company (the “Company Board”) has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation, are advisable and in the best interests of the Company and its stockholders; (ii) approved this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth in this Agreement; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company’s stockholders at a meeting of the Company’s stockholders; and (iv) recommended that the Company’s stockholders vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, each of the board of directors of Parent and the board of directors of Merger Sub have (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; (ii) approved this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth in this Agreement; (iii) in the case of Merger Sub only, directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Merger Sub’s sole stockholder; and (iv) in the case of Merger Sub only, recommended that Parent vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the DGCL;

WHEREAS, as an inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, TPG Rise Climate TI FIRPTA AIV Aggregator, L.P., a Delaware limited partnership (the “Guarantor”), has delivered to the Company a limited guaranty (the “Guaranty”), pursuant to which the Guarantor has agreed to guarantee certain of the obligations of Parent and Merger Sub hereunder;

WHEREAS, as an inducement to Parent to enter into this Agreement, concurrently with the execution of this Agreement, (i) certain existing stockholders of the Company listed on Schedule A attached hereto (collectively, the “Company Supporting Stockholders”) have each entered into a Voting and Support Agreement (the “Company Support Agreements”) substantially in the form of Exhibit A attached hereto, pursuant to which, among other things, the Company Supporting Stockholders have agreed to vote in favor of the adoption of this Agreement and approval of the Transactions, including the Merger and (ii) certain officers of the Company (collectively, the “Rollover Investors”) have entered into a Rollover Agreement (the “Rollover Agreement”), pursuant to which, among other things, the Rollover Investors have agreed to contribute to Parent, subject to the terms and conditions therein, the amount of Company Common Stock set forth therein in exchange for equity interests in Parent or one of its Affiliates that directly or indirectly owns Parent; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Definitions.

(a) As used in this Agreement, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means an agreement with the Company that is executed, delivered and effective after the date hereof, containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receives non-public information of or with respect to the Company or its Subsidiaries to keep such information confidential and refrain from using such information (subject to customary exceptions); provided, however, that the provisions contained therein are not materially less favorable, in the aggregate, to the Company than the terms of the Confidentiality Agreement; provided, further, that such agreement does not contain provisions that prohibit, condition or delay the Company from providing any information to Parent in accordance with Section 6.02 or that otherwise prohibit, condition or delay the Company from complying with the provisions of Section 6.02. For the avoidance of doubt, a joinder to an Acceptable Confidentiality Agreement pursuant to which a Third Party agrees to be bound by the confidentiality and use provisions of an Acceptable Confidentiality Agreement shall be an Acceptable Confidentiality Agreement.

“Acquired Companies” means, collectively, the Company and each of its Subsidiaries.

“Acquisition Proposal” means, other than the Transactions or any other proposal or offer from Parent or any of its Subsidiaries, any proposal or offer from a Third Party relating to (i) any acquisition or purchase, in a single transaction or series of related transactions, of (A) the assets of the Acquired Companies constituting fifteen percent (15%) or more of the assets of the Acquired Companies, taken as a whole (based on the fair market value thereof), or to which fifteen percent (15%) or more of the Acquired Companies’ net revenues or earnings on a consolidated basis are attributable, or (B) fifteen percent (15%) or more of the combined voting power of the Company; (ii) any tender offer or exchange offer that if consummated would result in any Person or “group” (as defined in the Exchange Act) acquiring beneficial ownership of fifteen percent (15%) or more of the combined voting power of the Company; or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution, share exchange or other transaction involving the Company or any of its Subsidiaries in which a Third Party, a “group” (as defined in the Exchange Act) or their respective shareholders, if consummated, would acquire fifteen percent (15%) or more of the combined voting power of the Company or the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or by Contract or otherwise, and the terms “controlling” and “controlled by” have correlative meanings to the foregoing. Notwithstanding the foregoing, (i) no direct or indirect portfolio company of any investment funds or investment vehicles affiliated, with, or managed or advised by, TPG Global, LLC, TPG Inc. or Guarantor shall be deemed or considered an Affiliate of Parent or Merger Sub, (ii) neither CBRE Group, Inc. nor any of its Affiliates shall be deemed or considered an Affiliate of the Company, (iii) neither Blackstone Asset Based Finance Advisors LP, its Affiliates, any investment funds or accounts managed, advised or sub-advised by Blackstone Asset Based Finance Advisors LP or its Affiliates, nor any portfolio company of any such investment funds or accounts shall be deemed or considered an Affiliate of the Company and (iv) in no event shall the Company or its Subsidiaries be considered an Affiliate of Parent, Merger Sub, any Guarantor or any of their respective Affiliates prior to the Effective Time.

“Anti-Corruption Laws” means all Applicable Laws relating to the prevention of corruption, bribery and money laundering, including the U.S. Foreign Corrupt Practices Act of 1977.

“APACF II Facility” means that certain Credit Agreement, dated November 10, 2023, among APACF II, LLC, as borrower, APACF II Holdings, LLC, as equity holder, Pass Equipment Co, LLC, the project companies from to time party thereto, the tax equity holdcos from time to time party thereto, U.S. Bank Trust Company, National Association, as administrative agent and collateral agent, U.S. Bank National Association, as document custodian, each lender from time to time party thereto, and Blackstone Asset Based Finance Advisors LP, as Blackstone representative for the lenders, as amended by that certain Amendment No. 1, dated as of March 26, 2024, and that certain Amendment No. 2, dated as of July 3, 2024.

“APAF II Term Loan” means that certain Financing Agreement, dated December 23, 2022, among APA Finance II, LLC, as borrower, KeyBanc Capital Markets Inc., KeyBank National Association, the Huntington National Bank and the lenders thereto.

“APAF III Term Loan” means that certain Credit Agreement, dated as of February 15, 2023, among APA Finance III Borrower, LLC, as borrower, APA Finance III Borrower Holdings, LLC, as equity holder, Blackstone Asset Based Finance Advisors LP, as Blackstone representative, U.S. Bank Trust Company, National Association, as administrative agent and collateral agent, U.S. Bank National Association, as document custodian, and the lenders party thereto from time to time, as amended by that certain Amendment No. 1, dated as of June 15, 2023, that certain Amendment No. 2, dated as of July 21, 2023, and that certain Amendment No. 3, dated as of December 20, 2023.

“APAF IV Term Loan” means that certain Credit Agreement, dated as of March 26, 2024, among APA Finance IV, LLC, as borrower, APA Finance IV Holdings, LLC, as equity holder, Blackstone Asset Based Finance Advisors LP, as Blackstone representative, U.S. Bank Trust Company, National Association, as administrative agent and collateral agent, U.S. Bank National Association, as document custodian, and the lenders party thereto from time to time.

“APAF Term Loan” means that certain Amended and Restated Credit Agreement, dated as of August 25, 2021, by and among APA Finance, LLC, as borrower, APA Finance Holdings, LLC, as equity holder, BISF Agent LLC, as administrative agent, U.S. Bank National Association, as collateral agent, paying agent and document custodian, and each lender from time to time party thereto.

“APAG Revolver” means that certain Credit Agreement, dated December 19, 2022, among APA Generation, LLC, as borrower, the several lenders from time to time parties thereto, Citibank, N.A., as the revolver administrative agent, collateral agent, letter of credit issuer and a lender, Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., KeyBank National Association and Truist Securities, Inc., as joint lead arrangers and joint bookrunners, and the other letter of credit issuers party hereto from time to time, and Citibank, N.A., as green structuring agent, as amended by that certain Amendment No. 1, dated as of December 22, 2023.

“APAGH Term Loan” means that certain Credit Agreement, dated as of December 27, 2023, by and among APA Generation Holdings, LLC, as borrower, the lenders party thereto from time to time, including Broad Street Credit Holdings LLC and CPPIB Credit Investments III Inc., a subsidiary of Canada Pension Plan Investment Board, and Wilmington Trust, National Association, as administrative agent.

“API L/C Facility” means that certain Letter of Credit Facility Agreement, dated as of October 23, 2020, by and among the Company, as borrower, Fifth Third Bank, National Association, as administrative agent, and the lenders party thereto, as amended by that certain First Amendment and Consent Agreement, dated as of December 6, 2021.

“Applicable Law” means, with respect to any Person, any Law that is binding upon or applicable to such Person.

“Brick Standard Loan Agreement” means that certain Redevelopment Loan Agreement, between the Township of Brick, New Jersey, as lender, and Brick Standard LLC, as borrower, dated as of September 26, 2014, as amended as of August 23, 2022.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks located in New York, New York are authorized or required by Applicable Law to close.

“Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company.

“Class B Common Stock” means the Class B common stock, $0.0001 par value per share, of the Company.

“Code” means the U.S. Internal Revenue Code of 1986.

“Commitment Letters” means the Debt Commitment Letter and the Equity Commitment Letter.

“Company Balance Sheet” means the consolidated unaudited balance sheet of the Company as of September 30, 2024 and the notes thereto.

“Company Balance Sheet Date” means September 30, 2024.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Certificate” means the Third Amended and Restated Certificate of Incorporation of the Company.

“Company Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Company Compensatory Award” means each Company PSU Award and Company RSU Award.

“Company Credit Facilities” means, collectively, the API L/C Facility, the APAF Term Loan, APAF II Term Loan, APAF III Term Loan, APAF IV Term Loan, APAGH Term Loan, APAG Revolver, APACF II Facility and the Brick Standard Loan Agreement.

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent and Merger Sub in connection with the execution of this Agreement.

“Company ESPP” means the Altus Power, Inc. 2021 Employee Stock Purchase Plan, as amended or amended and restated from time to time.

“Company Fundamental Representations” means the representations and warranties made by the Company in Sections 4.01 (Corporate Existence and Power), 4.02 (Corporate Authorization), 4.04(a) (Non-Contravention), 4.05 (Capitalization), 4.07(a) (Absence of Certain Changes) and 4.23 (No Brokers).

“Company GW PSU Award” means a Company PSU Award that is earned based on the achievement of per share Class A Common Stock price goals and installed solar capacity goals.

“Company IP” means all Intellectual Property Rights owned by any Acquired Company.

“Company IT Assets” means information technology assets, computers, computer systems, servers, hardware, Software (including Company Software), firmware, middleware, websites, networks, workstations, data and telecommunication, equipment, and lines, systems and networks that are owned, leased or licensed by the Acquired Companies and used in the conduct of their businesses.

“Company Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development (an “Effect”), individually or in the aggregate, that (i) has or would reasonably be expected to have a material adverse effect on the results of operations or financial condition of the Acquired Companies, taken as a whole, or (ii) has prevented or materially impaired, materially interfered with or materially delayed, or would reasonably be expected to prevent or materially impair, materially interfere with or materially delay, the ability of the Company to consummate the Transactions, including the Merger; provided, however, that, for the purposes of the foregoing clause (i), in no event would any of the following, alone or in combination, be deemed to constitute, nor shall any of the following (including any Effect resulting from any of the following) be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”: (A) any change in Applicable Law, GAAP or any authoritative interpretation thereof; (B) general economic or business conditions in the United States or any other country or region in the world or changes therein or changes in conditions in the global economy generally; (C) general financial, credit and capital markets conditions in the United States or any other country or region in the world, including interest rates, credit ratings, inflation and currency exchange rates, and any changes therein; (D) volcanoes, tsunamis, earthquakes, hurricanes, mudslides, wildfires or other natural disasters, pandemics, epidemics or other disease outbreaks or any response of any Governmental Authority (including any requirements for business closures or “sheltering-in-place”) related to any of the foregoing, weather conditions or any other acts of God or other force majeure events, or the escalation, worsening or other changes thereof; (E) regulatory, legislative or political conditions in the United States or any other country or region in the world, acts of terrorism, the commencement, continuation or escalation of war, armed hostilities (whether or not declared) or national or international calamity, or any escalation, worsening or other changes thereof; (F) seasonal fluctuations in the business of the Acquired Companies not attributable to any change in the manner of operation of the business of the Acquired Companies; (G) general economic or business changes affecting the industries in which the Acquired Companies operate; (H) the negotiation, entry into or announcement of this Agreement or the pendency or consummation of the Transactions (including (1) the initiation of litigation by any Person with respect to this Agreement or the Transactions, (2) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Acquired Companies or (3) any loss or diminution of rights or privileges, or any creation of, increase in or acceleration of obligations, pursuant to Contract or otherwise, on the part of any Acquired Company, in each case due to the negotiation, entry into or announcement of this Agreement or the pendency or consummation of the Transactions) (it being understood that this clause (H) shall not apply to, and shall be disregarded with respect to, references to “Company Material Adverse Effect” in any representations and warranties made by the Company that are intended to address the consequences of the negotiation, execution or announcement of this Agreement or the pendency or consummation of the Transactions (including Section 4.03 and Section 4.04) or with respect to any condition to Closing to the extent such condition relates to any such representation or warranty); (I) the Company’s taking of any action (or its omission of any action) expressly required or permitted by this Agreement or requested by Parent; (J) any change in the price or trading volume of the Company’s securities or other financial instruments, in and of itself (it being understood that this clause (J) shall not prevent a determination that any Effect underlying such change has resulted in a Company Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Company Material Adverse Effect)); or (K) any failure of the Acquired Companies to meet any internal or published projections, estimates or forecasts (it being understood that this clause (K) shall not prevent a determination that any Effect underlying such failure to meet projections, estimates or forecasts has resulted in a Company Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Company Material Adverse Effect)); provided, further, that, in the case of the foregoing clauses (A), (B), (C), (D), (E) and (G), except to the extent that such Effect has a disproportionate adverse impact on the Acquired Companies (taken as a whole) relative to other businesses in the industries in which the Acquired Companies operate, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

“Company Owned Real Property” means each parcel of real property owned by an Acquired Company.

“Company Preferred Stock” means the preferred stock, $0.0001 par value per share, of the Company.

“Company PSU Award” means an award of restricted stock units covering shares of Company Common Stock that vests based on the achievement of performance goals (excluding, for clarity, Company RSU Awards).

“Company RSU Award” means an award of restricted stock units covering shares of Company Common Stock that vests based solely on the passage of time (excluding, for clarity, Company PSU Awards).

“Company Software” means proprietary software owned by the Acquired Companies, including any that have been, are currently or are currently intended to be, developed, sold, offered for sale, licensed (including as open source Software), distributed, supported, hosted, serviced, made available, maintained or otherwise commercialized by the Acquired Companies, or from which the Acquired Companies recognize any revenue (including revenue associated with maintenance or service agreements).

“Company Stock Plan” means the Altus Power, Inc. 2021 Omnibus Incentive Plan, as amended or amended and restated from time to time.

“Company Stock Price PSU Award” means a Company PSU Award that is earned based on the achievement of per share Class A Common Stock price goals.

“Company Termination Fee” means an amount in cash equal to $60,000,000.

“Company TSR PSU Award” means a Company PSU Award that is earned based on the achievement of relative total stockholder return goals.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of August 8, 2024, between TPG Global, LLC and the Company.

“Continuing Employees” means all employees of any Acquired Company who, as of the Closing, continue their employment with Parent, the Surviving Corporation or any of their Subsidiaries (including any Acquired Company).

“Contract” means any legally binding contract, agreement, subcontract, lease, sublease, easement, license, evidence of indebtedness, loan, debenture, note, bond, mortgage, binding bid, letter of credit, security agreement, purchase order or undertaking, whether written or oral.

“Data Security Requirements” means the following, in each case to the extent relating to any privacy, security, security breach notification requirements, or Personal Information (including the processing thereof): (i) all Applicable Laws; (ii) the Acquired Companies’ own external written policies and procedures; (iii) industry and self-regulatory standards and codes of conduct to which the Acquired Companies are bound or purport to comply with, including, if applicable, the Payment Card Industry Data Security Standard; and (iv) applicable provisions of Contracts.

“Debt Commitment Letter” means the debt commitment letter between Parent, Goldman Sachs Asset Management, L.P. and Broad Street Credit Holdings LLC (including all exhibits, annexes, schedules, term sheets and fee letters related thereto, attached thereto or contemplated thereby), [in substantially the form provided by Parent to the Company as of the date hereof or] as amended, supplemented, modified or replaced in a manner that does not materially expand the Company’s obligations under Section 7.14, pursuant to which the financial institutions party thereto have agreed, subject only to the applicable Financing Conditions, to provide or cause to be provided the debt financing set forth therein for the purposes of financing the Transactions, including (i) the payment of a portion of the Merger Consideration and RSU Consideration to which holders of Company Common Stock and Company Compensatory Awards will be entitled at the Effective Time pursuant to this Agreement, (ii) the repayment of the APAGH Term Loan and outstanding borrowings under the APAG Revolver as of the date of this Agreement, if the Other Debt Consents with respect to the same are not received at or prior to Closing, and (iii) the payment of all fees and expenses required to be paid by Parent or Merger Sub in connection with the Transactions.

“Debt Fee Letter” means that certain fee letter relating to the Debt Financing in clause (i) of the definition thereof.

“Debt Financings” means (i) the debt financing incurred or intended to be incurred pursuant to the Debt Commitment Letter and (ii) the refinancing or extension of the maturity of the APAG Revolver.

“Debt Financing Documents” means the agreements, documents and certificates contemplated by the Debt Financings.

“Disclosure Letter” means the Company Disclosure Letter or the Parent Disclosure Letter, as applicable.

“Environmental Attribute” means (i) renewable energy credits associated with the generation of energy by a renewable energy facility, offsets or similar benefits, (ii) any emissions, air quality or other environmental attribute, aspect, characteristic, claim, credit, benefit, reduction, offset or allowance, howsoever entitled or designated, resulting from, attributable to or associated with the generation of the energy by a renewable energy facility or resulting from the reduction of emissions and (iii) the reporting rights related to any such attributes, aspects, characteristics, claims, credits, benefits, reductions, offsets or allowances.

“Environmental Laws” means any and all foreign, U.S. federal, state or local Laws relating to pollution, human health or safety (to the extent relating to exposure to Hazardous Substances), or the protection of the environment or natural resources, each as in effect and as interpreted as of or prior to the Closing Date, including those relating to the treatment, storage, disposal or release of, or exposure to, Hazardous Substances.

“Equity Financing” means the equity financing to be provided pursuant to the Equity Commitment Letter.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any entity means any other entity which, together with such entity, is, or at any relevant time has been or would be, treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business.

“Ex-Im Laws” means all Applicable Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the Uyghur Forced Labor Prevention Act.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expenses” means the reasonable and documented out-of-pocket fees and expenses incurred or paid by or on behalf of Parent and its Affiliates in connection with the Transactions or related to the authorization, preparation, negotiation, execution and performance of this Agreement and any other agreements, certificates, documents or other instruments contemplated by this Agreement, in each case, including all reasonable and documented fees and expenses of law firms, commercial banks, investment banking firms, financing sources, accountants, experts and consultants to Parent and its Affiliates; provided that the aggregate amount of Expenses reimbursable shall not exceed $8,000,000.

“FERC” means the Federal Energy Regulatory Commission.

“Financing” means the Debt Financings and the Equity Financing.

“Financing Conditions” means (i) with respect to the Debt Financing in clause (i) of the definition thereof, the conditions precedent set forth in Exhibit C to the Debt Commitment Letter and (ii) with respect to the Equity

Financing, the conditions precedent to Parent and Merger Sub’s obligations under this Agreement set forth in Section 8.01 and Section 8.02 and any other conditions set forth in the Equity Commitment Letter (including Section 2 thereof) as of the date hereof.

“Financing Deliverables” means the following information and documents to be delivered in connection with the Debt Financings: (i) such information as may be necessary or customary to complete, prepare or deliver applicable disclosure schedules and certificates in connection with the Debt Financings; (ii) the Payoff Letters; and (iii) at least two (2) Business Days prior to the Closing Date, documentation and other information reasonably requested at least ten (10) Business Days prior to the Closing Date by the Financing Sources under applicable “know-your-customer” and anti-money laundering rules and regulations.

“Financing Sources” means the Persons that are party to, and have committed to provide or arrange or act as agent in respect of all or any part of the Debt Financings, including pursuant to the Debt Commitment Letter, or any additional or replacement lender, arranger, bookrunner, syndication agent or other entity acting in a similar committed capacity for the Debt Financings (but excluding, for the avoidance of doubt, Parent and Merger Sub), together with their respective Affiliates, and the respective Representatives and successors and assigns of the foregoing.

“Form 556” means a FERC Form 556, Certification of Qualifying Facility (QF) Status for a Small Power Production or Cogeneration Facility.

“FPA” means the Federal Power Act and the implementing regulations of FERC thereunder.

“Fraud” means, with respect to any Person, common law fraud under the Laws of the State of Delaware by such Person with respect to the making by such Person of the representations and warranties expressly set forth in Article IV (Representations and Warranties of the Company), Article V (Representations and Warranties of Parent and Merger Sub), the Company Closing Certificate or the Parent Closing Certificate or in any other certificate delivered pursuant to this Agreement, and not with respect to any other matters; provided that the term “Fraud” excludes claims based on constructive knowledge, equitable fraud, constructive fraud, or negligent misrepresentation or omission.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any federal, state, provincial, county, municipal, local, foreign or multinational government, governmental authority, regulatory or administrative agency, legislature, executive, governmental commission, department, board, bureau, agency or instrumentality, court, public or private arbitrator or arbitration body or panel, tribunal or any quasi-governmental or self-regulatory organization (including the NYSE and any “Regional Transmission Organization” or “Independent System Operator” as defined in 18 C.F.R. § 35.46).

“Governmental Order” means any order, judgment, injunction, decree, decision, ruling, assessment, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Hazardous Substances” means any materials, substances or wastes regulated by, or for which liability or standards of conduct may be imposed pursuant to, any Environmental Law, including petroleum products or byproducts, per- and polyfluoroalkyl substances, asbestos or asbestos containing materials, polychlorinated biphenyls, toxic mold or radioactive materials.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property Rights” means all intellectual property rights of any type in any jurisdiction, including (i) intellectual property rights in inventions and improvements thereto (whether patentable or unpatentable and whether or not reduced to practice), design rights, patents, patent applications, and all continuations, divisions, reissues, re-examinations, substitutions and extensions thereof, (ii) trademarks, trade names, service marks, trademark and service mark registration applications, any other indicia of source or origin, and all goodwill associated therewith, (iii) all intellectual property rights in works of authorship (whether or not copyrightable), copyrights, and all applications, registrations, and renewals thereof, (iv) internet domain name registrations, (v) trade secrets and other intellectual property rights in proprietary confidential information, and (vi) intellectual property rights in Software.

“IRS” means the United States Internal Revenue Service.

“ITC” means the energy credit under Section 48 of the Code.

“Knowledge” means, after due inquiry of all employees or other personnel in the direct reporting line of each such person, (i) with respect to the Company, the actual knowledge of those Persons listed on Section 1.01(a)(i) of the Company Disclosure Letter, and (ii) with respect to Parent and Merger Sub, the actual knowledge of those Persons listed on Section 1.01(a)(ii) of the Parent Disclosure Letter.

“Law” means any and all domestic (federal, state or local), foreign or multinational laws, including common law, statutes, rules, regulations, acts, codes, ordinances or Governmental Orders promulgated by any Governmental Authority.

“Leased Real Property” means all real property leased by any Acquired Company, as lessee, that is held primarily for use in and necessary for the business of such Acquired Company.

“Lender Protective Provisions” means Section 9.03(e), Section 10.04, Section 10.06, Section 10.07, Section 10.08, Section 10.09 and Section 10.10 of this Agreement (and any provision of this Agreement to the extent an amendment, supplement or modification of such provision would modify the substance of any of the foregoing provisions).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest, charge, license or other lien of any kind.

“Minimum Cash” means, as of any time of determination, the aggregate amount of cash and cash equivalents held by the Acquired Companies (excluding undrawn amounts under the Company Credit Facilities) as of such time of determination.

“Multiemployer Plan” means a “multiemployer plan”, as defined in Section 3(37) or 4001(a)(3) of ERISA.

“MWdc” means megawatts on a direct-current, nameplate-capacity, basis.

“NYSE” means the New York Stock Exchange or any successor exchange thereof.

“Operating Project” means any operating solar photovoltaic energy generation project or battery storage project owned or operated by the Company and its Affiliates.

“Other Debt Consents” means any and all waivers or consents (which may be effectuated in the form of an amendment or other modification) required with respect to (a) the APAG Revolver (including the Ultimate Parent Guaranty, as defined in the APAG Revolver), (b) the APAGH Term Loan or (c) the API L/C Facility, in each case as a result of the execution of this Agreement by the parties hereto and as required to effect the Transactions.

“Parent Disclosure Letter” means the disclosure letter delivered by Parent and Merger Sub to the Company in connection with the execution of this Agreement.

“Parent Termination Fee” means an amount in cash equal to $70,000,000.

“Payoff Letters” means, collectively, with respect to each of the APAGH Term Loan and the APAG Revolver, in each case to the extent the applicable Other Debt Consents have not been received at or prior to Closing, a customary payoff letter executed by the duly authorized agent or representative of the lenders and other financial institutions party thereto.

“PEO Plan” means a Plan sponsored or maintained by a professional employer organization in which Acquired Company employees participate.

“Permitted Liens” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, (ii) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens or encumbrances arising by operation of Applicable Law that are incurred in the ordinary course of business and are not yet due and payable, or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of Real Property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such Real Property and which are not violated by the current use and operation of such Real Property or the operation of the business of the Acquired Companies, (v) with respect to Real Property, (A) Liens disclosed on existing title reports or existing surveys made available to Parent, (B) Liens that would be shown on a title report, an accurate survey or a personal inspection of the property, (C) Liens encumbering the interest of the fee owner or any superior lessor, sublessor or sublicensor, and (D) any other non-monetary Liens which, in the case of each of the foregoing clauses (A) through (D), would not, individually or in the aggregate, interfere materially with the ordinary conduct of the business of the Acquired Companies at such Real Property, (vi) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business since the date of the most recent quarterly report on Form 10-Q filed with the SEC by the Company and as disclosed on Section 1.01(b)(vi) of the Company Disclosure Letter, (vii) Liens to be released on or prior to the Closing Date, (viii) Liens securing indebtedness or liabilities, including Liens securing acquisition financing with respect to any applicable personal property asset, with respect to any such Liens arising after the date hereof, to the extent such indebtedness, liabilities or financings are permitted to be incurred hereunder, (ix) Liens described in Section 1.01(b)(ix) of the Company Disclosure Letter, and (x) in the case of Intellectual Property Rights, non-exclusive licenses granted in the ordinary course of business of the Acquired Companies.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Personal Information” means any data or other information that (i) identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual or (ii) is defined as “personal information,” “personal data,” “personally identifiable information,” “protected health information” or similar term under Applicable Law.

“Plan” means each (i) “employee benefit plan” as that term is defined in Section 3(3) of ERISA (whether or not subject to ERISA), (ii) individual employment, individual consulting, pension, retirement, profit sharing, deferred compensation, equity option, change in control, retention, equity or equity-based compensation, equity purchase, severance pay, bonus, commission or other incentive plans, programs, Contracts, arrangements, policies or agreements, and (iii) medical, vision, dental or other health or welfare, life insurance plans, illness benefit, retiree or post-employment health or welfare, paid time off, or fringe benefit, plan, policy, program, Contract, agreement or arrangement, in each case, maintained or contributed to by the Acquired Companies, or required to be maintained or contributed to by the Acquired Companies for the benefit of any current or former employees, directors, officers or individual independent contractors or consultants of the Acquired Companies or their dependents, other than any Multiemployer Plan and any programs sponsored or maintained by a Governmental Authority.

“Proceeding” means any claim, action, suit, litigation, audit, assessment, charge, complaint, arbitration or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Project” means, as applicable, any of the projects listed on Section 1.01(c) of the Company Disclosure Letter, individually, and collectively, all of the foregoing are referred to herein as the “Projects.”

“PSU/RSU Consideration” means, collectively, the RSU Consideration and the cash amounts payable pursuant to the Post-Closing Cash Awards.

“PTC” means the energy credit under Section 45 of the Code.

“PUHCA” means the Public Utility Holding Company Act of 2005 and the implementing regulations of FERC thereunder.

“Qualifying Facility” means a “qualifying small power production facility” as defined in Section 3(17)(C) of the FPA, 16 U.S.C. § 796(17)(C), and FERC’s implementing regulations at 18 C.F.R. §§ 292.203(a) and 292.204.

“Real Property” means, collectively, the Leased Real Property and the Company Owned Real Property.

“Registered IP” means all Company IP that is registered or issued under the authority of any Governmental Authority or a domain name registrar, and applications for the foregoing.

“Related Party” means a related party within the meaning of Sections 267(b), 707(b) or 45(e)(4) of the Code.

“Representatives” means, with respect to a Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, members, principals, employees, agents, attorneys, accountants, advisors, consultants and other authorized representatives and, for purposes of Section 6.02, lenders or other debt financing sources of such Person and such Person’s Affiliates.

“Required Debt Consents” means any and all waivers or consents (which may be effectuated in the form of an amendment or other modification) required under the Company’s guaranty agreements with respect to each of the APAF III Term Loan, the APAF IV Term Loan and the APACF II Facility, in each case as a result of the execution of this Agreement by the parties hereto and as required to effect the Transactions.

“Required Information” means (i) the financial information with respect to the Company that is required to satisfy the condition precedent set forth in paragraph 3 of Exhibit C to the Debt Commitment Letter and (ii) any other pertinent information regarding the Company and its Subsidiaries necessary to complete a customary confidential information memorandum or similar marketing documents in connection with the Debt Financings.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced by the U.S. government, including those administered by the Office of Foreign Assets Control of the US Department of the Treasury or the U.S. Department of State.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission (or any successor thereto).

“Securities Act” means the Securities Act of 1933.

“Software” means all computer software, including source code, executable code, firmware, electronic databases and other electronic collections of data.

“State Commission” has the meaning set forth in 18 C.F.R. § 1.101(k).

“Subsidiary” of a Person means any other Person with respect to which the first Person (i) has the right to elect a majority of the board of directors or other governing body or Persons performing similar functions or (ii) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

“Superior Proposal” means a bona fide written Acquisition Proposal (except the references therein to “fifteen percent (15%) or more” shall be replaced by “all or substantially all”) made by a Third Party that the Company Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, (i) is, if accepted, reasonably likely to be consummated on the terms proposed (or, alternatively, at least as likely as the Merger to be consummated), taking into account any legal, financial, regulatory and stockholder approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, breakup or termination fee or expense reimbursement provisions, the likelihood of termination, the timing of closing, the identity of the Third Party making the proposal and any other aspects or factors considered relevant by the Company Board, and (ii) taking into account such factors as the Company Board acting in a manner consistent with its fiduciary duties under Applicable Law considers to be appropriate, would result in a transaction that is more favorable from a financial point of view to the Company’s stockholders than the Transactions (if applicable, after taking into account any adjustments or revisions to the terms of this Agreement offered by Parent pursuant to Section 6.02(e) in response to such proposal).

“Tax” means any and all U.S. federal, state or local or non-U.S. taxes, including any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, escheat or abandoned property, gains, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit, custom duty or other similar tax, together with any interest, penalty or addition to tax imposed with respect thereto by any Governmental Authority responsible for the imposition of any such tax.

“Tax Equity Agreements” means any and all agreements, documents, instruments, certificates and other writings entered into in connection with, or relating to, the structuring, formation, financing, operation, management or ownership of a tax equity partnership, tax credit transfer or tax equity financing arrangement involving any Acquired Company, including tax equity partnership agreements, contribution agreements, lease agreements, pass-through agreements, operating agreements, financing agreements, membership interest purchase agreements, tax credit transfer agreements and guarantees, in each case, entered into to monetize tax credits under Section 45, Section 48 or Section 6418 of the Code.

“Tax Return” means any return, report, declaration, information return or other document (including schedules or attachments or supplements thereto and amendments thereof) filed or required to be filed with any Governmental Authority in connection with the determination, assessment or collection of any Tax, or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Third Party” means any Person other than Parent, Merger Sub and their respective Affiliates.

“Transactions” means the Merger and the other transactions contemplated by this Agreement.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other similar fees and charges incurred in connection with the consummation of the Transactions.

“Unvested Company RSU Award” means a Company RSU Award that is not a Vested Company RSU Award.

“Vested Company RSU Award” means a Company RSU Award that becomes vested pursuant to the terms governing such Company RSU Award prior to, or in connection with, the Effective Time, but that is not yet settled as of the Effective Time.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	6.02(c)
Agreement	Preamble
Alternative Acquisition Agreement	6.02(a)(ii)
Antitrust Laws	4.03
Book-Entry Share	3.02(a)(ii)
Canceled Shares	3.02(b)
Capitalization Date	4.05(a)
Certificate	3.02(a)(ii)
Certificate of Merger	2.02(b)
Chosen Courts	10.08
Class B Common Stock Conversion	3.01
Closing	2.01
Closing Date	2.01
COBRA	4.16(d)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	4.02(b)
Company Closing Certificate	8.02(d)
Company Financial Statements	4.06(a)
Company Fundamental Representations	8.02(a)(i)
Company Licenses	4.10(b)
Company Material Contract	4.09(a)
Company Parties	9.03(c)
Company SEC Documents	4.06(a)
Company Stockholder Meeting	7.02(c)
Company Support Agreements	Recitals
Company Supporting Stockholders	Recitals
Compensatory Award Fund	3.03(a)
Continuation Period	7.07(a)
Delaware Secretary of State	2.02(b)
DGCL	Recitals
Dissenting Share	3.07
DTC	3.03(d)
DTC Payment	3.03(d)
Effective Time	2.02(b)
End Date	9.01(b)
Enforceability Exceptions	4.02(a)
Enforcement Expenses	9.03(g)

Term	Section
Equity Commitment Letter	5.08(b)
Exchange Fund	3.03(a)
Existing Indemnification Obligations	7.04(a)
FERC 203 Approval	4.03
Guarantor	Recitals
Guaranty	Recitals
Insurance Policies	4.14
Interim Period	6.01(a)
Labor Agreement	4.09(a)(xx)
Maximum Amount	7.04(b)
Merger	Recitals
Merger Consideration	3.02(a)(i)
Merger Sub	Preamble
Non-Recourse Party	10.09
Notice of Adverse Recommendation Change	6.02(e)
Parent	Preamble
Parent Closing Certificate	8.03(c)
Parent Fundamental Representations	8.03(a)(i)
Parent Parties	9.03(e)
Paying Agent	3.03(a)
Post-Closing Cash Award	3.06(a)(ii)
Proxy Date	7.02(c)
Proxy Statement	7.02(a)
Required Company Stockholder Approval	4.21
Remedy Action	7.01(e)
Rollover Agreement	Recitals
Rollover Investors	Recitals
Rollover Shares	3.02(a)(i)
RSU Consideration	3.06(a)
Security Incident	4.10(f)
Specified Contractually Indemnified Person	7.04(a)
Specified Contractual Indemnification Provision	7.04(a)
Surviving Corporation	2.02(a)
Takeover Statute	4.22
Terminating Company Breach	9.01(e)
Terminating Parent Breach	9.01(f)
WARN Act	4.16(k)

Section 1.02 Definitional and Interpretative Provisions.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation,” and (vi) the word “or” shall be disjunctive but not exclusive and shall have the meaning “and/or”.

(b) The table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto (subject to the terms and conditions to the effectiveness of such amendments contained herein and therein).

(d) Words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns.

(e) Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have such meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(f) Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented and (in the case of statutes) to any rules or regulations promulgated thereunder, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).

(g) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(h) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

(i) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

(j) The word “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

(k) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(l) Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

(m) The word “party” shall, unless the context otherwise requires, be construed to mean a party to this Agreement. Any reference to a party to this Agreement or any other agreement or document contemplated hereby shall include such party’s successors and permitted assigns.

(n) Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful currency of the United States.

(o) Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, each representation and warranty in Article IV and Article V is given independent effect so that if a particular representation and warranty proves to be incorrect or is breached, the fact that another representation and warranty concerning the same or similar subject matter is correct or is not breached, whether such other representation and warranty is more general or more specific, narrower or broader or otherwise, will not affect the incorrectness or breach of such particular representation and warranty.

ARTICLE II.

THE TRANSACTION

Section 2.01 The Closing. Subject to the terms and conditions of this Agreement, the consummation of the Transactions (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, TX 77002, at 9:00 a.m. (Eastern time) on the date which is five (5) Business Days after the date on which all conditions set forth in Section 8.01, Section 8.02 and Section 8.03 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as Parent and the Company may mutually agree. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date”.

Section 2.02 The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue its existence as a wholly owned subsidiary of Parent under the Laws of the State of Delaware. The Company, in its capacity as the corporation surviving the Merger, is sometimes referred to in this Agreement as the “Surviving Corporation.”

(b) Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on the Closing Date, the parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in accordance with the applicable provisions of the DGCL a certificate of merger in the form attached hereto as Exhibit B (the “Certificate of Merger”). The Merger shall become effective at the time the Certificate of Merger has been filed with the Delaware Secretary of State or such other time as is agreed by the parties hereto and specified in the Certificate of Merger (the “Effective Time”).

(c) The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall possess all rights, privileges, powers and franchises of the Company and Merger Sub, and all of the obligations, liabilities and duties of the Company and Merger Sub shall become the obligations, liabilities and duties of the Surviving Corporation.

(d) Subject to Section 7.04, at the Effective Time, (i) the certificate of incorporation of the Company in effect immediately prior to the Effective Time shall be amended and restated in its entirety in the form of the certificate of incorporation of Merger Sub immediately prior to the Effective Time, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation, and (ii) the bylaws of the Company in effect immediately prior to the Effective Time shall be amended and restated in their entirety in the form of the bylaws of Merger Sub immediately prior to the Effective Time, and as so amended and restated shall be the bylaws of the Surviving Corporation, in each case, until thereafter amended in accordance with the DGCL and as provided in such certificate of incorporation or bylaws, as the case may be.

(e) From and after the Effective Time, unless otherwise determined by Parent at least five (5) Business Days prior to the Effective Time, (i) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation and (ii) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be.

ARTICLE III.

EFFECT OF MERGER ON SECURITIES

Section 3.01 Conversion of Class B Common Stock. On the Business Day immediately prior to the Effective Time, each share of Class B Common Stock then issued and outstanding shall be automatically converted into shares of Class A Common Stock in accordance with the terms of, and subject to the limitations set forth in, the Company Certificate (such automatic conversion, the “Class B Common Stock Conversion”), and upon such conversion, each such share of Class B Common Stock shall automatically be canceled and retired and shall cease to exist, and each former holder of Class B Common Stock shall thereafter cease to have any rights with respect to such securities.

Section 3.02 Effect of Merger on Capital Stock.

(a) Conversion of Company Common Stock.

(i) At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company or their respective stockholders, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, Class A Common Stock issued upon the Class B Common Stock Conversion, but excluding any (A) Canceled Shares, (B) Dissenting Shares or (C) shares of Class A Common Stock contributed to Parent by the Rollover Investors (collectively, the “Rollover Shares”) prior to the Effective Time) shall be automatically converted into the right to receive an amount in cash equal to $5.00 (such amount of cash, as may be adjusted pursuant to Section 3.02(d), is hereinafter referred to as the “Merger Consideration”), payable to the holder thereof, without interest, in accordance with Section 3.03.

(ii) From and after the Effective Time, all of the shares of Class A Common Stock converted into the Merger Consideration pursuant to Section 3.02(a)(i) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate (each, a “Certificate”) and each holder of a non-certificated share of Class A Common Stock represented by book-entry (each, a “Book-Entry Share”), in each case, outstanding immediately prior to the Effective Time previously representing any such shares of Class A Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 3.03, the Merger Consideration, without interest.

(b) Cancellation of Company Common Stock. At the Effective Time, all shares of Company Common Stock that are owned directly by Parent, Merger Sub or any of their Subsidiaries immediately prior to the Effective Time or held in treasury of the Company (the “Canceled Shares”) shall, by virtue of the Merger, and without any action on the part of the holder thereof, automatically be canceled and retired without any conversion thereof and shall cease to exist and no payment shall be made in respect thereof. For the avoidance of doubt, notwithstanding the foregoing, all Rollover Shares contributed to Parent pursuant to the Rollover Agreement shall be governed by the terms, and subject to the conditions, set forth therein.

(c) Conversion of Merger Sub Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.

(d) Adjustments to Merger Consideration. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Capital Stock shall occur by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution thereon with a record date during such period, the Merger Consideration shall be equitably adjusted to provide the same economic effect as contemplated by this Agreement. Nothing in this Section 3.02(d) shall be construed to permit any action that is otherwise prohibited or restricted by any other provision of this Agreement.

Section 3.03 Surrender and Payment.

(a) Prior to the Effective Time, Parent shall select a nationally recognized financial institution (the identity and terms of appointment of which shall be reasonably acceptable to the Company) to act as paying agent in the Merger (the “Paying Agent”) for the payment of the Merger Consideration in respect of each share of Class A Common Stock outstanding immediately prior to the Effective Time represented by a Certificate and each Book-Entry Share outstanding immediately prior to the Effective Time, in each case, other than the Canceled Shares and except for any Dissenting Shares. At or prior to the Effective Time, Parent shall deposit or cause to be deposited (i) with the Paying Agent, cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid by the Paying Agent in accordance with this Agreement (such cash shall be referred to in this Agreement as the “Exchange Fund”), and (ii) with the Company, cash in an amount sufficient to pay the aggregate RSU Consideration in accordance with this Agreement (such cash shall be referred to in this Agreement as the “Compensatory Award Fund”). In the event the Exchange Fund or the Compensatory Award Fund shall be insufficient to make the payments in connection with the Merger contemplated by Section 3.02 or Section 3.06, respectively, Parent shall promptly deposit or cause to be deposited additional funds with the Paying Agent or the Company, as applicable, in an amount that is equal to the deficiency in the amount required to make the applicable payment. The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued pursuant to Section 3.02(a) out of the Exchange Fund. Parent shall cause the Surviving Corporation or the applicable Subsidiary to pay the RSU Consideration contemplated to be paid pursuant to Section 3.06 out of the Compensatory Award Fund. The Exchange Fund and the Compensatory Award Fund shall not be used for any other purpose.

(b) As soon as reasonably practicable after the Effective Time and in any event not later than the second (2nd) Business Day following the Effective Time, Parent will cause the Paying Agent to send to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented shares of Class A Common Stock (other than the Canceled Shares and except for any Dissenting Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, as applicable, to the Paying Agent) in such form as Parent and the Company may reasonably agree, for use in effecting delivery of shares of Class A Common Stock to the Paying Agent, and (ii) instructions for use in effecting the surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, as applicable, in exchange for the Merger Consideration in such form as Parent and the Company may reasonably agree.

(c) Upon the surrender of a Certificate (or affidavit of loss in lieu thereof) or a Book-Entry Share, as applicable, for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor and Parent shall cause the Paying Agent to pay in exchange therefor, as promptly as practicable (but in any event within two (2) Business Days), the Merger Consideration pursuant to the provisions of this Article III, and the Certificates or Book-Entry Shares surrendered shall forthwith be canceled. In the event of a transfer of ownership of Class A Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Paying Agent) or such Book-Entry Share shall be properly transferred. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate or Book-Entry Share.

(d) Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) to ensure that, to the extent possible, (i) if the Closing occurs at or prior to 2:00 p.m. (Eastern time) on the Closing Date, the Paying Agent will transmit to DTC or its nominees on the Closing Date an amount in cash in immediately available funds equal to the number of shares of Class A Common Stock held of record by DTC or such nominee immediately prior to the Effective Time multiplied by the Merger Consideration (such amount, the “DTC Payment”), and (ii) if the Closing occurs after 2:00 p.m. (Eastern time) on the Closing Date, the Paying Agent will transmit to DTC or its nominee on the first (1st) Business Day after the Closing Date an amount in cash in immediately available funds equal to the DTC Payment.

(e) If any cash payment is to be made to a Person other than the Person in whose name the applicable surrendered Certificate or Book-Entry Share is registered, it shall be a condition of such payment that the Person requesting such payment shall pay, or cause to be paid, any Transfer Taxes required by reason of the making of such cash payment to a Person other than the registered holder of the surrendered Certificate or Book-Entry Share or shall establish to the reasonable satisfaction of the Paying Agent that such Taxes have been paid or are not payable.

(f) After the Effective Time, there shall be no further registration of transfers of shares of Class A Common Stock. From and after the Effective Time, the holders of Certificates or Book-Entry Shares representing shares of Class A Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Class A Common Stock, except as otherwise provided in this Agreement or by Applicable Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Paying Agent, the Surviving Corporation or Parent, they shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article III.

(g) Any portion of the Exchange Fund (including any interest and other income received by the Paying Agent in respect of all such funds) that remains unclaimed by the holders of shares of Class A Common Stock after the date which is one (1) year following the Effective Time shall be returned to Parent (or its designee as directed by Parent) upon Parent’s demand. Any holder of shares of Class A Common Stock who has not exchanged his, her or its Certificates or Book-Entry Shares in accordance with this Section 3.03 prior to that time shall thereafter look only to the Surviving Corporation for delivery of the Merger Consideration in respect of such holder’s Certificates or Book-Entry Shares. Parent shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Merger Consideration. Notwithstanding the foregoing, none of Parent, the Company or the Surviving Corporation, nor any employee, officer, partner, director, manager, agent or Affiliate of the foregoing, shall be liable to any Person, including any holder of shares of Class A Common Stock or Company Compensatory Awards, including for any Merger Consideration or PSU/RSU Consideration that is required to be delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any portion of the Exchange Fund or Compensatory Award Fund remaining unclaimed as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority will, to the extent permitted by Law, become the property of Parent, free and clear of all or any claims or interest of any Person previously entitled thereto.

(h) The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment shall relieve Parent or the Paying Agent from making the payments required by this Article III, and following any losses, Parent shall promptly provide additional funds to the Paying Agent to ensure the Exchange Fund is at a level sufficient for the Paying Agent to pay the aggregate remaining cash payments to be paid by the Paying Agent as contemplated by this Article III, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America. Any interest or income produced by such investments will be payable to Parent or its designee as directed by Parent.

(i) All Merger Consideration and PSU/RSU Consideration issued or paid upon conversion of the Class A Common Stock (including, for the avoidance of doubt, Class A Common Stock issued upon the Class B Common Stock Conversion), the Company PSU Awards or the Company RSU Awards, as applicable, in accordance with the terms of this Agreement, shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Class A Common Stock, Company PSU Awards or Company RSU Awards, as the case may be.

Section 3.04 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by Parent, the posting by such Person of a bond, in such reasonable and customary amount as Parent may direct, as indemnity against any claim that may be made with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to be paid in respect of the shares of Class A Common Stock represented by such Certificate as contemplated by this Article III.

Section 3.05 Withholding Rights. Each of Parent, Merger Sub, the Surviving Corporation, its Subsidiaries and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement, including consideration payable to any holder or former holder of Company Compensatory Awards, such amounts as it is required to deduct and withhold with respect to the making of such payment pursuant to the Code or under any provision of federal, state, local or foreign Tax Law. Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall use commercially reasonable efforts to cooperate with the Company to minimize or eliminate such deduction or withholding to the extent permitted by Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate Governmental Authority by Parent, Merger Sub, the Surviving Corporation, its Subsidiaries or the Paying Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

Section 3.06 Treatment of Company Compensatory Awards; Company ESPP.

(a) Company RSU Awards. Except as otherwise agreed upon in writing between the holder and Parent prior to the Effective Time, effective as of immediately prior to the Effective Time:

(i) each Vested Company RSU Award that remains outstanding immediately prior thereto shall by virtue of the Merger automatically and without any action on the part of Parent, Merger Sub, the Company or the holders thereof, be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest), if any, equal to the product obtained by multiplying (A) the aggregate number of shares of Class A Common Stock underlying such Vested Company RSU Award by (B) the Merger Consideration, less any applicable withholding Taxes (the “RSU Consideration”). Parent shall cause the RSU Consideration to be paid to each holder of such Vested Company RSU Award through the payroll system of the Surviving Corporation or the applicable Subsidiary as soon as practicable following the Closing Date (and in no event later than the next regularly scheduled payroll run of the Surviving Corporation or the applicable Subsidiary that occurs at least five (5) Business Days following the Closing); and

(ii) each Unvested Company RSU Award that remains outstanding immediately prior thereto shall by virtue of the Merger automatically and without any action on the part of Parent, Merger Sub, the Company or the holders thereof, be canceled and terminated as of immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest) (a “Post-Closing Cash Award”), if any, equal to the product obtained by multiplying (A) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (B) the Merger Consideration, less any applicable withholding Taxes. Such Post-Closing Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (subject to earlier vesting and payment pursuant to any accelerated vesting terms applicable to the original Unvested Company RSU Award), subject to the holder’s continued employment with Parent and its Subsidiaries (including the Surviving Corporation) through the applicable vesting date. Parent shall cause the Post-Closing Cash Award to be paid to each holder of such Post-Closing Cash Award through the payroll system of the Surviving Corporation or the applicable Subsidiary as soon as practicable following the date on which such payment becomes due (and in no event later than the next regularly scheduled payroll run of the Surviving Corporation or the applicable Subsidiary that occurs at least five (5) Business Days following such date).

(b) Company PSU Awards. Except as otherwise agreed upon in writing between the holder and Parent prior to the Effective Time, effective as of immediately prior to the Effective Time:

(i) each Company Stock Price PSU Award that remains outstanding immediately prior thereto shall by virtue of the Merger automatically and without any action on the part of Parent, Merger Sub, the Company or the holders thereof, be canceled and terminated as of immediately prior to the Effective Time for no consideration;

(ii) each Company TSR PSU Award that remains outstanding immediately prior thereto shall by virtue of the Merger automatically and without any action on the part of Parent, Merger Sub, the Company or the holders thereof, be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (A) the aggregate number of shares of Class A Common Stock underlying such Company PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of this Agreement) by (B) the Merger Consideration. Such Post-Closing Cash Award shall vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (subject to earlier vesting and payment pursuant to any accelerated vesting terms applicable to the original Company TSR PSU Award), subject to the holder’s continued employment with Parent and its Subsidiaries (including the Surviving Corporation) through the applicable vesting date. Parent shall cause the Post-Closing Cash Award to be paid to each holder of such Post-Closing Cash Award, less any applicable withholding Taxes, through the payroll system of the Surviving Corporation or the applicable Subsidiary as soon as practicable following the date on which such payment becomes due (and in no event later than the next regularly scheduled payroll run of the Surviving Corporation or the applicable Subsidiary occurring at least five (5) Business Days following such date); and

(iii) each Company GW PSU Award that remains outstanding immediately prior thereto shall by virtue of the Merger automatically and without any action on the part of Parent, Merger Sub, the Company or the holders thereof, be canceled and terminated as of immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (A) the aggregate number of shares of Class A Common Stock underlying such Company PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (B) the Merger Consideration. Such Post-Closing Cash Award shall vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (subject to earlier vesting and payment pursuant to any accelerated vesting terms applicable to the original Company GW PSU Award), subject to the holder’s continued employment with Parent and its Subsidiaries (including the Surviving Corporation) through the applicable vesting date. Parent shall cause the Post-Closing Cash Award to be paid to each holder of such Post-Closing Cash Award, less any applicable withholding Taxes, through the payroll system of the Surviving Corporation or the applicable Subsidiary as soon as practicable following the date on which such payment becomes due (and in no event later than the next regularly scheduled payroll run of the Surviving Corporation or the applicable Subsidiary occurring at least five (5) Business Days following such date).

(c) Company ESPP. Prior to the Effective Time, the Company shall take all actions with respect to the Company ESPP that are necessary or desirable to provide that subject to the consummation of the Merger, the Company ESPP shall terminate effective immediately prior to the Effective Time. The Company shall take all actions as are required to ensure that, following the date of this Agreement, no offering period shall commence and no individual shall be permitted to enroll in the Company ESPP during the period from the date of this Agreement through the Effective Time.

(d) Section 409A. Notwithstanding anything to the contrary contained in this Agreement, to the extent that any payment in respect of any Company Compensatory Award constitutes “nonqualified deferred compensation” subject to Section 409A of the Code, any payment contemplated hereby with respect to such award shall be made on the applicable settlement date for such Company Compensatory Award in accordance with the applicable award’s terms to the extent required in order to comply with Section 409A of the Code.

(e) Required Actions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering any Plan) shall take all such actions as are necessary to (i) approve and effectuate the foregoing provisions of this Section 3.06 and (ii) subject to the consummation of the Merger, terminate the Company Stock Plan, effective as of the Effective Time, including making any determinations or adopting resolutions of the Company Board or a committee thereof or any administrator of a Plan as may be necessary.

Section 3.07 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, with respect to each share of Company Common Stock held by a holder who has not voted in favor of the adoption of this Agreement and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL and has not effectively withdrawn or lost its rights to appraisal (each such share, a “Dissenting Share”), if any, such Dissenting Shares shall not be converted into a right to receive any portion of the Merger Consideration and the holders thereof shall be entitled to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; provided, however, that (x) if any holder of Dissenting Shares, under the circumstances permitted by and in accordance with the DGCL, affirmatively withdraws or loses (through failure to perfect or otherwise) the right to dissent or its right for appraisal of such Dissenting Shares, (y) if any holder of Dissenting Shares fails to establish his, her or its entitlement to appraisal rights as provided in the DGCL or (z) if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares of Company Common Stock and such shares of Company Common Stock shall thereupon cease to constitute Dissenting Shares, and each such share of Company Common Stock shall, to the fullest extent permitted by Applicable Law, thereafter be deemed to have been converted into and to have become, as of the Effective Time, the right to receive, without interest thereon, the Merger Consideration in accordance with this Article III. The Company will give Parent prompt notice of all written demands received by the Company pursuant to Section 262 of the DGCL, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights of appraisal in accordance with Section 262 of the DGCL, and the Company will provide Parent the opportunity to participate in all negotiations and proceedings with respect to all such demands. The Company will not make any payment with respect to any demands for appraisal or settle or offer or agree to settle any such demands for appraisal without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed). Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 3.03 to pay for shares of Company Common Stock for which appraisal rights have been perfected shall be returned to Parent (or its designee as directed by Parent) on demand.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) subject to the terms of Section 10.05, as set forth in the Company Disclosure Letter or (b) as disclosed in the publicly available Company SEC Documents filed with or furnished to the SEC on or after January 1, 2022 but prior to the date of this Agreement (excluding any disclosures of factors or risks contained or references therein under the captions “Risk Factors” or “Forward Looking Statements”, qualitative disclosures in any “Qualitative and Quantitative Disclosures About Market Risk” and any other statements that are predictive, cautionary or forward-looking in nature), provided, that nothing disclosed in the Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 4.05, the Company represents and warrants to Parent and Merger Sub as follows:

Section 4.01 Corporate Existence and Power.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all corporate power and authority required to own, lease and operate its assets and carry on its business as currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole. The Company is duly qualified to do business as a foreign corporation and, where such concept is recognized, is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Company Material Adverse Effect.

(b) Each of the Subsidiaries of the Company (i) has been duly organized and is validly existing and, where such concept is recognized, in good standing under the Applicable Laws of the jurisdiction of its organization; (ii) is duly qualified to do business and, where such concept is recognized, is in good standing as a foreign entity in all jurisdictions in which the conduct of its business or the activities in which it is engaged makes such licensing or qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Company Material Adverse Effect; and (iii) has all corporate power and authority required to carry on its business as currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole.

Section 4.02 Corporate Authorization.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Company Support Agreements, to perform its obligations hereunder and thereunder and, subject, in the case of the Merger, to the receipt of the Required Company Stockholder Approval, to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the Company Support Agreements have been duly and validly authorized by all necessary corporate action on the part of the Company Board, subject, in the case of the Merger, to the receipt of the Required Company Stockholder Approval, and no other vote or corporate proceedings on the part of the Company or its stockholders are necessary to authorize the execution and delivery of this Agreement or for the Company to consummate the Transactions (other than, with respect to the Merger, the filing of the Certificate of Merger with the Delaware Secretary of State). This Agreement and the Company Support Agreements have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by of the other parties to this Agreement and the Company Support Agreements, constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally and (ii) the availability of remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

(b) The Company Board has duly adopted resolutions (i) determining this Agreement and the Transactions, including the Merger, are advisable and in the best interests of the Company and its stockholders, (ii) approving this Agreement and the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (iii) directing that the adoption of this Agreement be submitted to a vote of the Company’s stockholders at the Company Stockholder Meeting and (iv) recommending that the Company’s stockholders vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the DGCL (such recommendation, the “Company Board Recommendation”).

Section 4.03 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no consent, waiver, permit, approval or authorization of, filing or registration with or notice to, any Governmental Authority other than

(a) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (b) compliance with and filings or notifications under any applicable requirements of the HSR Act and any other competition, antitrust, merger control or investment (including foreign direct investment) Laws (together with the HSR Act, “Antitrust Laws”) as set forth on Section 4.03 of the Company Disclosure Letter, (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (d) such other items required solely by reason of the participation of Parent or Merger Sub in the Transactions, (e) compliance with any applicable rules of the NYSE, (f) as required pursuant to Section 203 of the FPA (the “FERC 203 Approval”), and (g) where failure to take any such actions or filings would not reasonably be expected to have a Company Material Adverse Effect.

Section 4.04 Non-Contravention. Except as set forth on Section 4.04 of the Company Disclosure Letter, the execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the Transactions and the compliance by the Company with any of the provisions of this Agreement do not and will not (a) contravene, conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or comparable organizational documents) of the Company or any of its Subsidiaries, (b) assuming that the consents, approvals, authorizations and filings referred to in Section 4.03 have been obtained or made, any applicable waiting periods referred to therein have terminated or expired and any condition precedent to any such consent has been satisfied or waived, and subject to obtaining the Required Company Stockholder Approval, contravene, conflict with or result in a violation or breach of any Applicable Law, or (c) assuming that the consents, approvals, authorizations and filings referred to in Section 4.03 have been obtained or made, any applicable waiting periods referred to therein have terminated or expired and any condition precedent to any such consent has been satisfied or waived, and subject to obtaining the Required Company Stockholder Approval, require any consent by any Person under, constitute a material default, or an event that, with or without notice or lapse of time or both, would constitute a material default, under, or cause or permit the termination, cancellation, repayment, acceleration or other material change of any right or obligation or the loss of any material benefit to which the Company or any of its Subsidiaries is entitled under, or give rise to any right of first refusal or preemptive right, tag-along, transfer or similar right of any party under, any Company Material Contract.

Section 4.05 Capitalization; Subsidiaries.

(a) As of the close of business on February 5, 2025 (the “Capitalization Date”), (i) the authorized capital stock of the Company consists of (A) 988,591,250 shares of Class A Common Stock, (B) 1,408,750 shares of Class B Common Stock and (C) 10,000,000 shares of Company Preferred Stock and (ii) there were outstanding (A) 159,999,752 shares of Class A Common Stock, (B) 796,950 shares of Class B Common Stock, (C) zero shares of Company Preferred Stock, (D) Company RSU Awards covering an aggregate of 5,201,593 shares of Company Common Stock and (E) Company PSU Awards covering an aggregate of 4,184,904 shares of Company Common Stock (assuming that applicable performance goals are achieved at “target” levels).

(b) As of the Capitalization Date, (i) 21,606,138 shares of Class A Common Stock under the Company Stock Plan remain available for issuance pursuant to the Company Stock Plan and (ii) 4,622,020 shares of Class A Common Stock under the Company ESPP remain available for issuance pursuant to the Company ESPP. As of the date of this Agreement, no offering period is in effect and no individuals are enrolled in the Company ESPP. All outstanding shares of Class A Common Stock have been, and all shares that may be issued pursuant to the Company Stock Plan and the Class B Common Stock Conversion will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are fully paid and nonassessable and are not or will not be subject to any preemptive or similar rights. Section 4.05(b) of the Company Disclosure Letter contains, as of the Capitalization Date, a complete and correct list of each outstanding Company PSU Award and Company RSU Award, including the holder, date of grant, the number of shares of Class A Common Stock subject to such Company Compensatory Award as of the date of this Agreement (with Company PSU Awards disclosed assuming that applicable performance goals are achieved at “target” levels), vesting commencement date, vesting schedule and acceleration provisions (including whether the Company PSU Award is a Company TSR PSU Award, Company GW PSU Award or Company Stock Price PSU Award).

(c) Except as provided in Section 4.05(a) and for changes since the Capitalization Date resulting from the vesting, settlement or other conversion to Class A Common Stock of Company Compensatory Awards outstanding on such date or granted after the date of this Agreement in accordance with the terms of this Agreement or pursuant to the Class B Common Stock Conversion, there are no outstanding (i) shares of capital stock, voting securities or other equity interests of the Company, (ii) securities of the Company convertible into or exchangeable or measured by reference to the value of for shares of capital stock, voting securities or other equity interests of the Company or (iii) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or other equity interests, or securities convertible into or exchangeable for capital stock, voting securities or other equity interests of the Company.

(d) Each Subsidiary of the Company on the date hereof is listed on Section 4.05(d) of the Company Disclosure Letter. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any (i) interests in a joint venture or, directly or indirectly, equity securities or other similar equity interests in any Person or (ii) obligations, whether contingent or otherwise, to consummate any material additional investment in any Person.

(e) All outstanding shares of capital stock of, voting securities of and other equity interests in each of the Subsidiaries of the Company are and have been validly issued, fully paid (to the extent required under the applicable governing documents) and nonassessable, and all such shares, voting interests or other equity interests are owned, directly or indirectly, by the Company free and clear of any Liens (other than Permitted Liens) and are not subject to any preemptive or similar rights (including any restriction on the right to vote, sell or otherwise dispose of such capital stock, voting securities or other equity interests). No Subsidiary of the Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or other agreements calling for it to issue, deliver or sell, or cause to be issued, delivered or sold any of its equity securities or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating such Subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements (except, in each case, to or with the Company or any of its Subsidiaries). There are no outstanding contractual obligations of any Subsidiary of the Company to repurchase, redeem or otherwise acquire any of its capital stock or other equity interests.

(f) Except for the Company Support Agreements and as set forth on Section 4.05(f) of the Company Disclosure Letter, there are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting of any shares of capital stock or other equity interest of the Company or any of its Subsidiaries. No Subsidiary of the Company owns any shares of Class A Common Stock or any other shares of Company Capital Stock.

Section 4.06 Company SEC Documents; Company Financial Statements; Disclosure Controls.

(a) Since December 31, 2022, the Company has timely filed with or otherwise furnished to (as applicable) the SEC all forms, documents and reports required to be filed or furnished by it with the SEC (such forms, documents and reports so filed or furnished by the Company or any of its Subsidiaries with the SEC since such date, as have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). As of its filing date, or, if amended, as of the date of the last such amendment, each Company SEC Document complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder applicable to such Company SEC Document, and none of the Company SEC Documents at the time they were filed or furnished contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein not misleading); provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements or the completeness of any information furnished by the Company to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents (collectively, the “Company Financial Statements”) (i) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and (ii) fairly present in all material respects the consolidated financial position and the consolidated statement of income, cash flows and shareholders’ equity of the Company and its consolidated Subsidiaries as of the dates and for the periods referred to therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto). To the Knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review or an outstanding SEC investigation and there are no unresolved comments received from the SEC with respect to any of the Company SEC Documents, or any resolved comments from the SEC that have not yet been reflected in the Company SEC Documents.

(b) The Acquired Companies have established and maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rules 13a-15 and 15d-15 of the Exchange Act) as required by Rules 13a-15 and 15d-15 promulgated under the Exchange Act. Such disclosure controls and procedures (i) have been designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s principal executive officer and its principal financial officer to allow timely decisions regarding required disclosure, (ii) are sufficient to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and (iii) have been designed and maintained to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company Financial Statements for external purposes in accordance with GAAP. There (x) is no significant deficiency or material weakness in the design or operation of the internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) utilized by the Company or its Subsidiaries, (y) is not, and since January 1, 2023, has not been, any illegal act or fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and (z) is not, and since January 1, 2023, there has not been, any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) or prohibited loans to any executive officer of the Company (as defined in Rule 3b-7 under the Exchange Act) or director of the Company or any of its Subsidiaries. The principal executive officer and the principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act, the Exchange Act and any related rules and regulations promulgated by the SEC with respect to the Company SEC Documents, and the statements contained in such certifications were complete and correct as of the dates they were made.

Section 4.07 Absence of Certain Changes. From December 31, 2023 until and including the date of this Agreement, except as set forth on Section 4.07 of the Company Disclosure Letter, (a) a Company Material Adverse Effect has not occurred, and (b) the business of the Acquired Companies has been conducted, in all material respects, in the ordinary course consistent with past practice and with modifications to past practice as publicly announced in the Company SEC Documents or otherwise disclosed to Parent prior to the date of this Agreement. Since the Company Balance Sheet Date, except as set forth on Section 4.07 of the Company Disclosure Letter, no Acquired Company has taken or omitted to take any action that would have constituted a breach of the covenants set forth in clauses (i) (solely with respect to the Company), (ii), (iii), (iv), (v), (vii),

(viii), (x), (xi), (xii), (xiii), (xvii) and (xviii) of Section 6.01(b) or required Parent’s consent to take (or omit to take) such action had such clauses of Section 6.01(b) been in effect from and after the Company Balance Sheet Date.

Section 4.08 No Undisclosed Liabilities. There is no liability, debt or obligation of or claim against an Acquired Company of a type required to be reflected or reserved for on a consolidated balance sheet prepared in accordance with GAAP or disclosed in the notes thereto, except for liabilities and obligations (a) reflected, disclosed or reserved for on the Company Balance Sheet or disclosed in the notes thereto included in the Company SEC Documents, (b) that have arisen since the Company Balance Sheet Date in the ordinary course of the operation of business of the Acquired Companies (none of which is a liability relating to or arising from breach of Contract, tort, violation of Law or infringement or misappropriation or a claim or lawsuit or an environmental liability), (c) incurred in connection with this Agreement or the Transactions, (d) which have been discharged or paid, (e) disclosed in Section 4.08 of the Company Disclosure Letter or (f) which has not had, and would not reasonably be expected to have a Company Material Adverse Effect.

Section 4.09 Company Material Contracts.

(a) Section 4.09(a) of the Company Disclosure Letter sets forth, as of the date hereof, a true and complete list of each Contract, excluding any Plans, to which an Acquired Company is a party, and which falls within any of the following categories:

(i) any joint venture or partnership agreement that is material to the operation of the Acquired Companies, taken as a whole;

(ii) Contracts (other than (A) purchase orders and statements of work and (B) Contracts of the type (without giving effect to dollar thresholds) described in other clauses of this Section 4.09(a)) with any Person that the Acquired Companies reasonably expect will involve annual payments by or to the Acquired Companies in excess of $10,000,000;

(iii) any Contract for the sale of electric energy, capacity, other power attributes, ancillary services, or renewable energy credits, or that otherwise provides revenue certainty, including any hedging arrangements, revenue puts or collars, with respect to any solar photovoltaic project or battery energy storage system, in each case, in excess of (individually) $2,000,000 per annum;

(iv) any Contract for electrical interconnection entered into in connection with any Project with generation capacity of at least 7 MWdc;

(v) each operation and maintenance, engineering, procurement and construction, or administration and management Contract in respect of a solar photovoltaic project or battery energy storage system, in each case, in excess of (individually) $10,000,000 per annum for projects that are still active or pending or in excess of $10,000,000 during the twelve (12) month period ended December 31, 2024;

(vi) any construction Contract that provides for any spend in excess of $10,000,000 after the date of this Agreement;

(vii) any Contract with any supplier, vendor or subcontractor for components or to provide services for integration or other manufacturing to which the Acquired Companies had aggregate payment obligations in excess of $10,000,000 during the twelve (12) month period ended December 31, 2024;

(viii) any Contract with any Governmental Authority associated with any Project with generation capacity of at least 3 MWdc;

(ix) any Contract relating to indebtedness for borrowed money or any financial guaranty, surety or other Contract under which any Acquired Company (A) has created, incurred, assumed or guaranteed any other

Person’s indebtedness, (B) has the right to draw upon credit that has been extended for indebtedness or (C) has granted a Lien on its assets, whether tangible or intangible, to secure any indebtedness, in each case, in excess of $10,000,000 individually;

(x) any Contract that (A) requires any Acquired Company to conduct any business on a “most favored nations” basis with any Third Party or (B) provides for “exclusivity” or any similar requirement in favor of any Third Party, except in the case of each of clauses (A) and (B), for such restrictions, requirements and provisions that are not material to the Company and its Subsidiaries;

(xi) any Contract that (A) purports to limit in any material respect either the type of business in which the Company or any of its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) may engage or the locations in which any of them may so engage in any business, (B) requires the disposition of any material assets or line of business of the Company or any of its Subsidiaries for less than fair market value (or, after the Effective Time, Parent or its Subsidiaries), or (C) otherwise contains a restrictive covenant agreement (other than a confidentiality agreement), exclusivity agreement or a “most favored nation” provision with respect to any Person;

(xii) any Contract that would reasonably be expected to require the disposition of any assets or line of business of the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) for which the aggregate consideration (or the fair market value of such consideration, if non-cash) exceeds $10,000,000;

(xiii) any Contract involving the pending acquisition, sale or other disposition of any assets, business entity or division of any Person (including through merger or consolidation or the purchase of a controlling equity interest in or assets of such Person or by any other manner) for which the aggregate consideration (or the fair market value of such consideration, if non-cash) exceeds $10,000,000;

(xiv) any Contract relating to an acquisition, divestiture, merger or similar transaction that has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations on an Acquired Company pursuant to which an Acquired Company reasonably expects that it is required to pay total consideration in excess of $10,000,000;

(xv) Contracts for Leased Real Property involving annual payments equal to or exceeding $350,000 per annum as of the date of this Agreement;

(xvi) any Contract between or among any Acquired Company, on the one hand, and any current or former directors, executive officers (as such term is defined in the Exchange Act) or any beneficial owner of five percent (5%) or more of any class of Company Capital Stock (other than the Company) or any Affiliate of the foregoing, on the other hand, in excess of $120,000;

(xvii) any indemnification agreement or other Contract providing any Existing Indemnification Obligations (excluding, for the avoidance of doubt, the Acquired Companies’ certificates of incorporation, bylaws or other organizational documents), in each case, between or among any Acquired Company, on the one hand, and any current or former director, officer or employee of an Acquired Company, on the other hand;

(xviii) any Contract that by its terms limits the payment of dividends or other distributions to shareholders by the Company or any Subsidiary of the Company;

(xix) the Tax Equity Agreements associated with any transaction pursuant to which an Acquired Company received or reasonably expects to receive payments, or has potential indemnification or other obligations, in each case, in excess of $10,000,000 individually;

(xx) any collective bargaining agreement or other Contract with a union, works council, labor organization, or other employee representative (each, a “Labor Agreement”);

(xxi) each Contract that is a settlement, conciliation or similar agreement with any Person or any Governmental Authority or pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligation after the date of this Agreement;

(xxii) any Contract (A) providing for the licensing of material Intellectual Property Rights from or to an Acquired Company (whether as licensee or licensor), (B) primarily relating to the development of material Intellectual Property Rights (other than Intellectual Property Rights assignment agreements entered into with employees and contractors in the ordinary course of business) or (C) restricting an Acquired Company’s ability to use, license or enforce any material Intellectual Property Rights owned by such Acquired Company including consent-to-use, covenant-not-to-sue, coexistence, concurrent use, or settlement agreements; excluding, in each case, non-exclusive licenses granted by any Acquired Company to customers or end-users in the ordinary course of business, and licenses for unmodified, commercial software with aggregate license fee or annual payments of less than $250,000;

(xxiii) (A) any other “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) or (B) other Contract filed as an exhibit to any Company SEC Document; and

(xxiv) any legally binding commitment to enter into any of the Contracts of the type described in this Section 4.09(a).

Each Contract of the type described in this Section 4.09(a), other than this Agreement, is referred to herein as a “Company Material Contract.” True and complete copies of each Company Material Contract, as of the date of this Agreement, have been made available by the Company to Parent, or publicly filed with the SEC.

(b) As of the date of this Agreement, except as set forth on Section 4.09(b) of the Company Disclosure Letter, (i) each Company Material Contract is a valid, binding and enforceable obligation of the Company or one of its Subsidiaries and, to the Knowledge of the Company, of the other party or parties thereto, in accordance with its terms, subject to the Enforceability Exceptions; (ii) each Company Material Contract is in full force and effect, except to the extent any Company Material Contract expires or terminates in accordance with its terms in the ordinary course of business; (iii) there are no disputes pending or, to the Knowledge of the Company, threatened with respect to any Company Material Contract and none of the Company or any of its Subsidiaries has received written notice of any violation or default under any Company Material Contract or any written notice of the intention of any other party to any Company Material Contract to terminate any such Company Material Contract for default, convenience or otherwise and, to the Knowledge of the Company, no party is threatening to do so; (iv) each Acquired Company has in all material respects performed all obligations required to be performed by it under each Company Material Contract; and (v) no counterparty to a Tax Equity Agreement has made a claim or demand, or to the Knowledge of the Company, threatened to make a claim or demand, for (A) indemnification, (B) payment under a guarantee, (C) diversion of distributions otherwise payable to an Acquired Company or (D) manager or managing member removal, in each case, against an Acquired Company under a Tax Equity Agreement.

Section 4.10 Compliance with Applicable Laws; Company Licenses; Data Privacy & Security.

(a) Except with respect to matters set forth on Section 4.10(a) of the Company Disclosure Letter, the business of the Acquired Companies is currently being conducted, and for the past three (3) years, has been conducted, in compliance with all Applicable Laws in all material respects.

(b) Except as set forth on Section 4.10(b) of the Company Disclosure Letter, the Acquired Companies hold, and are in compliance in all material respects with, all permits, approvals, licenses and other authorizations, including franchises and ordinances issued or granted to the Acquired Companies by a Governmental Authority (the “Company Licenses”) that are required for the Acquired Companies to conduct their business. To the Knowledge of the Company, each Company License required for the development, design, construction, operation, ownership, use or maintenance of any projects in development by the Acquired Companies will be obtained without material unanticipated cost or material adverse conditions prior to the time the same is required to be obtained under Applicable Law.

(c) Each Company License is valid and in full force and effect and has not, during the past three (3) years, been suspended, revoked, canceled or adversely modified, except where the failure thereof to be in full force and effect, or the suspension, revocation, cancellation or modification thereof, has not had and would not reasonably be expected to have a Company Material Adverse Effect. No Company License is subject to any conditions or requirements that have not been imposed generally upon licenses in the same service, unless such conditions or requirements are set forth on the face of the applicable authorization or has not had and would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, during the past three (3) years, there has not been any event, condition or circumstance that would preclude any Company License from being renewed in the ordinary course (to the extent that such Company License is renewable by its terms), except where the failure thereof to be renewed has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(d) The licensee of each Company License is in compliance with such Company License and, during the past three (3) years, has fulfilled and performed all of its obligations with respect thereto, except in each case, where such failure to comply, fulfill or perform its obligations has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(e) Except as set forth on Section 4.10(e) of the Company Disclosure Letter, in connection with its processing, collection, storage, transfer or use of any Personal Information, the Acquired Companies comply, and in the last three (3) years have complied, with all Data Security Requirements in all material respects.

(f) The Acquired Companies have commercially reasonable physical, technical, organizational and administrative security measures in place designed to protect all Personal Information in the possession of or processed by the Acquired Companies from and against breaches, unauthorized processing, access, use or disclosure thereof (each, a “Security Incident”). In the last three (3) years, none of the Acquired Companies have (i) been required to notify any Person of any Security Incident or any noncompliance with any Data Security Requirement or (ii) received written communication or complaints from any Person or Governmental Authority, or been the subject of any Proceeding with respect to any Security Incident or non-compliance with any Data Security Requirements, except, in each case, as would not be material to the Acquired Companies, taken as a whole. In the last three (3) years, there have been no material Security Incidents.

(g) None of the Acquired Companies, nor any of their respective officers, directors, employees or, to the Knowledge of the Company, agents or representatives, is or during the past five (5) years has been (i) the subject of Sanctions or owned fifty percent (50%) or more by any Person that is the subject of Sanctions or (ii) the subject of any allegation, voluntary disclosure, investigation, prosecution or enforcement action related to potential violations of Anti-Corruption, Sanctions, or Ex-Im Laws, and, to the Knowledge of the Company, no such matters are threatened. The Company and its Subsidiaries are, as of the date of this Agreement, and during the past five (5) years have been, in compliance with all Anti-Corruption Laws and applicable Sanctions and Ex-Im Laws in all material respects.

Section 4.11 Litigation. Except as set forth on Section 4.11 of the Company Disclosure Letter, there are no, and for the past three (3) years, there have not been, any pending or, to the Knowledge of the Company, threatened, material Proceedings by or against an Acquired Company. There is no material outstanding Governmental Order binding upon an Acquired Company.

Section 4.12 Real Property.

(a) Section 4.12(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all Company Owned Real Property. Except as set forth on Section 4.12(a) of the Company

Disclosure Letter or except as would not reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, an Acquired Company owns such Company Owned Real Property in fee (or the equivalent interest in the applicable jurisdiction), subject only to Permitted Liens.

(b) Section 4.12(b) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all Leased Real Property. Except as set forth on Section 4.12(b) of the Company Disclosure Letter or except as would not reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, (i) an Acquired Company has a valid and enforceable leasehold estate in all Leased Real Property, subject to the Enforceability Exceptions and any Permitted Liens and (ii) no Acquired Company has received any written notice from any lessor of such Leased Real Property of, nor does the Company have Knowledge of the existence of, any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by the party that is the lessee or lessor of such Leased Real Property.

Section 4.13 Intellectual Property.

(a) Section 4.13(a) of the Company Disclosure Letter accurately identifies as of the date hereof each item of Registered IP and the jurisdiction in which such item of Registered IP has been registered or filed and the applicable application, registration, or serial or other similar identification number. An Acquired Company exclusively owns all right, title and interest in and to the Company IP free and clear of any Liens (other than Permitted Liens), and the Acquired Companies have sufficient and legal rights to use all material Intellectual Property that is used in or necessary for the operation of their respective businesses as currently conducted. As of the date of this Agreement, none of the material Company IP is subject to any Proceeding or pending challenge received by any Acquired Company in writing challenging the ownership, validity or enforceability of any Registered IP, and in the last three (3) years, none of the Company IP has been subject to any Proceeding or written threat challenging the same; in each case, other than office actions or similar ex parte proceedings in connection with the prosecution of applications for Registered IP.

(b) Neither the Acquired Companies nor the operations of their respective businesses are currently infringing, misappropriating, diluting, or otherwise violating any Intellectual Property Right of any other Person in any material respect, nor in the past three (3) years have infringed, misappropriated, diluted, or otherwise violated, any Intellectual Property Rights of any Third Party in any material respect. No Proceeding is pending or, during the three (3) years prior to the date of this Agreement, has been pending or threatened in writing (including unsolicited offers, demands, or requests to license or cease and desist letters) against any Acquired Company alleging that such Acquired Company has infringed, misappropriated, diluted or otherwise violated any Intellectual Property Rights of another Person in any material respect. To the Knowledge of the Company, no Third Party is infringing, misappropriating, diluting, or otherwise violating any Company IP, nor has any Third Party done so in the past three (3) years. No Governmental Order, and no agreement, consent or stipulation exists which places material restrictions on the Acquired Companies’ use of any material Company IP.

(c) The Acquired Companies have taken commercially reasonable steps to protect and preserve the confidentiality of all trade secrets and other material confidential information of the Acquired Companies. All material Intellectual Property Rights developed by past or current employees, consultants, or independent contractors of any of the Acquired Companies have been assigned to the relevant Acquired Company in writing, except to the extent that ownership of such Intellectual Property Rights vests in such Acquired Company by operation of Law. Each Person with access to trade secrets or other material confidential information of the Acquired Companies has signed an agreement with reasonable confidentiality obligations or is otherwise bound by legal or binding ethical confidentiality obligations with respect thereto. To the Company’s Knowledge, no such employee, consultant, or independent contractor is in violation of any such obligation in any material respect.

(d) None of the material Company Software incorporates, links to, or is distributed with any other Software that is subject to any “open source”, “copyleft” or analogous license (including any license approved by the Open

Source Initiative and listed at http://www.opensource.org/licenses, GPL, AGPL or other open source software license) in a manner that has or would (i) require any public distribution of any such Company Software, (ii) create obligations for the Acquired Companies to grant to any Third Party any rights or immunities under any Company IP, (iii) impose any requirement that any other licensee of such Company Software be permitted to modify, make derivative works of, or reverse-engineer such Company Software, or (iv) limit or restrict the fees that the Acquired Companies may charge licensees or users of such Company Software. No source code of any material Company Software has been disclosed, released, made available, or delivered (and no Person has agreed, on a contingent or present basis, to disclose, release, or deliver such source code under any circumstance) to any Third Party, other than contractors performing services for an Acquired Company, which contractors are obligated to maintain the confidentiality of such source code.

(e) The Company IT Assets are functional and sufficient in all material respects as required by the Acquired Companies for the operation of the businesses of the Acquired Companies as currently conducted. The Acquired Companies take and have taken commercially reasonable steps designed (i) to protect the confidentiality, integrity, and security of the Company IT Assets and all information stored or contained therein or processed thereby from any unauthorized access or use by or disclosure to, any Person and (ii) to prevent the introduction of viruses, bugs, disabling codes, spyware, Trojan horses, backdoors, worms and other malicious code into the Company IT Assets and Company Software. The Acquired Companies have implemented and maintained commercially reasonable data backup, data security, and disaster recovery plans, procedures and facilities. The material Company Software functions in all material respects in accordance with its specifications when used in accordance with such specifications and related documentation. During the three (3) years prior to the date of this Agreement, there have not been any unauthorized intrusions or breaches of security with respect to the Company IT Assets, which have resulted in the unauthorized access, use, disclosure, deletion, destruction, modification, encryption or corruption of any material data or information contained therein or processed thereby.

(f) The execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the Transactions and the compliance by the Company with any of the provisions of this Agreement will not result in the loss, termination or impairment of any rights of the Acquired Companies in any Company IT Assets or Intellectual Property Rights, in each case, that are material to their businesses (whether or not constituting Company IP), or result in the imposition on any Acquired Company an obligation to pay any additional consideration for the continued use of any such Company IT Assets or Intellectual Property Rights.

Section 4.14 Insurance Coverage. The Company has made available to Parent true and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Acquired Companies (the “Insurance Policies”). Each of the Insurance Policies is in full force and effect, all premiums due thereon have been paid in full and the Acquired Companies are in compliance in all respects with the terms and conditions of such Insurance Policies, except, in each case, which would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (including with respect to the Transactions), with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies. Except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Insurance Policy.

Section 4.15 Tax Matters.

(a) All material Tax Returns required to be filed by or with respect to an Acquired Company have been timely filed with the appropriate Governmental Authority (taking into account any extension of time within which to file) and all such Tax Returns are true, correct and complete in all material respects.

(b) All material Taxes of each Acquired Company that are due and payable (whether or not shown on any Tax Return) have been timely paid in full except for any Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP.

(c) All withholding Tax requirements imposed on or with respect to the Acquired Companies have been complied with in all material respects, and all material Taxes required to be withheld have been timely withheld or collected and timely paid in full to the appropriate Governmental Authority, or are properly holding for timely payment in full.

(d) Each Acquired Company has complied with all information reporting related to Taxes (and related withholding) and record retention requirements in all material respects.

(e) No deficiency for any material amount of Taxes has been asserted in writing or assessed by any Governmental Authority against any Acquired Company, except for deficiencies that have been satisfied by payment, settled, withdrawn or otherwise resolved in full.

(f) There are no outstanding audits or examinations by any Governmental Authority ongoing or pending with respect to any material Taxes of any Acquired Company, and no such audits or examinations have been threatened in writing to or with respect to any Acquired Company.

(g) There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of any Acquired Company (other than extensions that arise as a result of filing Tax Returns by the extended due date therefor).

(h) There are no Liens for material Taxes upon any property or assets of any Acquired Company, except for Permitted Liens.

(i) (A) None of the Acquired Companies is a party to any Tax allocation, sharing or indemnity contract or arrangement (other than (x) an agreement or arrangement solely between or among two or more Acquired Companies, or (y) any customary Tax sharing or indemnification provisions contained in any commercial agreement entered into in the ordinary course of business and not primarily relating to Tax) and (B) no Acquired Company has (i) been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which is or was an Acquired Company) or (ii) any liability for Taxes of any Person (other than an Acquired Company) under Treasury Regulations § 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a transferee or successor, by Contract, or otherwise under Applicable Law.

(j) No Acquired Company has participated, or is currently participating, in a “listed transaction,” as defined in Treasury Regulations § 1.6011-4(b)(2) (or any similar or analogous provision of state or local law).

(k) No written claim has been made by any Governmental Authority in a jurisdiction where any Acquired Company does not currently file a Tax Return that it is or may be subject to any material Tax in such jurisdiction, nor has any such assertion been threatened or proposed in writing and received by any Acquired Company.

(l) No Acquired Company will be required to include any material item of income, or exclude any material item of deduction, in the computation of taxable income for any taxable period or portion thereof ending after the Closing Date as a result of (i) any installment sale or open transaction disposition prior to the Closing Date, (ii) any prepaid amount received or deferred revenue accrued prior to the Closing Date, (iii) any change of, or use of any invalid, method of Tax accounting or (iv) any closing agreement, or intercompany transaction made or entered into prior to the Closing Date, in each case, in relation to any Acquired Company.

(m) No Acquired Company has made any election pursuant to Section 965(h) of the Code.

(n) No Acquired Company has requested, has received or is subject to any written ruling of a Governmental Authority that will be binding on it for any taxable period (or portion thereof) ending after the Closing Date or has entered into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law).

(o) The Company is, and has been since formation, properly classified as a C corporation for U.S. federal income Tax purposes.

(p) None of the Acquired Companies has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify under Section 355 of the Code (or under so much of Section 356 of the Code as relates to Section 355 of the Code) (A) in the two (2) years prior to the date of this Agreement or (B) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.

Section 4.16 Employees and Employee Benefit Plans.

(a) Section 4.16(a) of the Company Disclosure Letter sets forth a complete list of each material Plan (including each PEO Plan), but which shall exclude (i) any Plan that is an employment offer letter or individual independent contractor or consultant agreement that (A) does not materially differ from the applicable form set forth on Section 4.16(a) of the Company Disclosure Letter, (B) does not provide for annual base cash compensation that could equal or exceed $300,000, (C) does not provide for (x) any change in control, retention or other payments or benefits that could be triggered solely by the consummation of the Transactions, or (y) severance payments or benefits (other than statutory payments or benefits under Applicable Laws) and (D) can be terminated upon sixty (60) days’ notice or less without further payment, liability or obligation (other than as required by Applicable Laws) and (ii) any individual award agreement evidencing Company Compensatory Awards that is on a form that does not materially differ from the applicable form set forth on Section 4.16(a) of the Company Disclosure Letter.

(b) Except as would not, individually or in the aggregate, reasonably be expected to result in a material liability to an Acquired Company, (i) each Plan (other than PEO Plans) and, to the Knowledge of the Company with respect to Acquired Company employees, each PEO Plan, that is intended to be qualified under Section 401(a) of the Code either has received a favorable determination letter from the IRS or may rely upon a favorable prototype opinion letter from the IRS as to its qualified status, and, to the Knowledge of the Company, nothing has occurred since the date of the latest favorable determination letter or prototype opinion letter, as applicable, that would reasonably be expected to cause the loss of qualification of any such Plan, and (ii) each Plan (other than PEO Plans) and, to the Knowledge of the Company with respect to Acquired Company employees, each PEO Plan has been maintained, established, funded, and administered in accordance and in compliance with their terms and ERISA, the Code and other Applicable Laws.

(c) No Plan is a Multiemployer Plan, a “defined benefit plan” (as defined in Section 3(35) of ERISA) or any other pension plan that is subject to Section 302 or Title IV of ERISA or Section 412 or 430 of the Code, a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) (excluding PEO Plans), or a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA) (excluding PEO Plans). Neither the Company nor any of its ERISA Affiliates sponsors, maintains or contributes to, or has, within the past six (6) years, sponsored, maintained or contributed to, a Multiemployer Plan or a “defined benefit plan” (as defined in Section 3(35) of ERISA) or any other pension plan subject to Section 302 or Title IV of ERISA or Section 412 or 430 of the Code.

(d) No Plan (other than PEO Plans) and, with respect to Acquired Company employees, no PEO Plan provides for retiree or post-employment health or welfare benefits, other than (i) health care continuation coverage required by Section 4980B of the Code (“COBRA”) or other Applicable Law for which the covered Person pays the full cost of coverage, (ii) coverage through the end of the calendar month in which a termination of employment occurs as provided under the terms of the Plan (and underlying insurance policies) or (iii) pursuant to an applicable agreement, plan or policy requiring the Company or any Subsidiary to pay or subsidize COBRA premiums for a terminated employee following the employee’s termination.

(e) Except as set forth in Section 4.16(e) of the Company Disclosure Letter or required by the terms of this Agreement, neither the execution by the Company of this Agreement nor the consummation of the Transactions could (either alone or in combination with the occurrence of any additional or subsequent events): (i) increase the amount of compensation or benefits due to any current or former employee, director or individual independent contractor or consultant of an Acquired Company; (ii) entitle any current or former employee, director or other individual independent contractor or consultant of an Acquired Company to any payment of compensation or benefits; (iii) accelerate the vesting, funding or time of payment of any compensation, equity award or other benefit; or (iv) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.

(f) No Acquired Company has any current or contingent obligation to indemnify, gross-up, reimburse or otherwise make whole any Person for any Taxes, including those imposed under Section 4999 or Section 409A of the Code (or any corresponding provisions of state, local or foreign Tax law).

(g) Each Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in all material respects in operational compliance with, and is in all material respects in documentary compliance with, Section 409A of the Code and all IRS guidance promulgated thereunder.

(h) Except as would not, individually or in the aggregate, reasonably be expected to result in a material liability to an Acquired Company, (i) no Acquired Company has incurred or is reasonably expected to incur any Tax or other penalty with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code, (ii) there are no Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened with respect to any Plan (other than PEO Plans) and, to the Knowledge of the Company with respect to Acquired Company employees, any PEO Plan, and (iii) with respect to any Plan (other than PEO Plans) and, with respect to Acquired Company employees, any PEO Plan, there has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA and no breach of fiduciary duty (as determined under ERISA) has occurred within the past three (3) years.

(i) With respect to each material Plan, the Company has delivered to Parent, correct and complete copies of, as applicable: (i) the current plan documents (or a description, if such plan is not written) and all amendments thereto; (ii) the most recent summary plan description provided to participants (and all summaries of material modifications); (iii) all current related trust agreements, insurance contracts or funding arrangements which implement such Plan (excluding PEO Plans); (iv) the most recent determination or opinion letter received from the IRS; (v) the most recent annual report (Form 5500, with all applicable attachments); and (vi) any material, non-routine, written correspondence with any Governmental Authority in the past three (3) years.

(j) No Acquired Company is the subject of any pending or, to the Knowledge of the Company, threatened proceeding alleging that the Acquired Companies have engaged in any unfair labor practice under any Law. There is no, and in the past three (3) years there have been no, pending or, to the Knowledge of the Company, threatened labor strike, dispute, walkout, work stoppage, slowdown, picketing, lockout, unfair labor practice charge, material labor grievance, material labor arbitration, or other material labor dispute with respect to employees of the Acquired Companies or against or affecting the Acquired Companies. To the Knowledge of the Company, in the past three (3) years there have been no labor organizing activities with respect to any employees of an Acquired Company. No Acquired Company is a party to or bound by any Labor Agreement, no Labor Agreement is currently being negotiated, and there are no labor unions, works councils, employee representatives, groups of employees or other organizations representing, or, to the Knowledge of the Company, purporting to represent or attempting to represent, any employee of the Acquired Companies.

(k) The Acquired Companies are, and for the past three (3) years have been, in compliance in all material respects with all Applicable Laws relating to employment, labor and employment practices, including all Laws relating to discrimination, harassment, retaliation, hours of work and the payment of wages or overtime wages (including the classification of independent contractors and exempt and non-exempt employees), terms and conditions of employment, health and safety, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), restrictive covenants, pay transparency, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (the “WARN Act”)), workers’ compensation, labor relations, employee leave issues, employee trainings and notices, COVID-19, affirmative action and unemployment insurance.

(l) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole: (i) the Acquired Companies have fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, severance and termination payments, fees and other compensation that have come due and payable to their current or former employees and independent contractors; and (ii) each individual who is providing or within the past three (3) years has provided services to an Acquired Company and is or was classified and treated as an independent contractor, consultant, leased employee or other non-employee service provider, is and has been properly classified and treated as such for all applicable purposes.

(m) The Acquired Companies have, within the past three (3) years, reasonably investigated all sexual harassment, or other harassment, discrimination, retaliation or policy violation allegations against officers, directors or other managerial employees of the Acquired Companies that have been reported to the Acquired Companies or of which the Acquired Companies are otherwise aware. To the Company’s Knowledge, there are no such allegations of harassment or discrimination that, if known to the public, would bring the Acquired Companies into material disrepute.

(n) To the Knowledge of the Company, no current employee with annualized cash compensation at or above $300,000 has provided notice to terminate his or her employment with any Acquired Company prior to the one-year anniversary of the Closing.

Section 4.17 Environmental Matters. Except as set forth on Section 4.17 of the Company Disclosure Letter, the Acquired Companies are, and during the past three (3) years have been, in compliance in all material respects with all Environmental Laws. Except as set forth on Section 4.17 of the Company Disclosure Letter, the Acquired Companies hold and are, and during the past three (3) years have been, in compliance in all material respects with all material permits, licenses, approvals and other authorizations required under applicable Environmental Laws to conduct their business. Except as set forth on Section 4.17 of the Company Disclosure Letter, there are no claims, Proceedings or notices of violation pending or, to the Knowledge of the Company, threatened against any of the Acquired Companies alleging, and in the last three (3) years (or earlier if unresolved), the Acquired Companies have not received any notice, Governmental Order, directive or other information relating to, a material violation of or material liability arising under any Environmental Law. Except as set forth on Section 4.17 of the Company Disclosure Letter, no Acquired Company has treated, stored, manufactured, transported, handled, disposed of, released, arranged for or permitted the disposal of, exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Substances, in each case that has resulted or could reasonably be expected to result in a material liability of any Acquired Company under Environmental Law. Except as set forth on Section 4.17 of the Company Disclosure Letter, no Acquired Company has assumed, undertaken, provided an indemnity with respect to or otherwise become subject to the material liability of any other Person under Environmental Laws or relating to Hazardous Substances. No Environmental Attributes generated, sold, traded or otherwise transferred by the Acquired Companies have been invalidated, rescinded, revoked or subject to recapture, in each case to the extent giving rise to material liability of the Acquired Companies under Environmental Law. The Acquired Companies have made available to Parent copies of all material environmental reports, audits, and assessments in their possession or reasonable control with respect to the current or former properties, facilities or operations of the Acquired Companies.

Section 4.18 Energy Regulatory Matters. None of the Acquired Companies has filed a rate schedule with FERC. None of the Acquired Companies owns, leases or operates any electric generating facilities other than an Operating Project.

(a) Each Operating Project is a Qualifying Facility that has either (i) been self-certified to FERC as a Qualifying Facility by filing a Form 556 pursuant to 18 C.F.R. § 292.203(a)(3), or (ii) qualifies for the exemption set forth in 18 C.F.R. § 292.203(d)(1).

(b) Any Acquired Company that is a “holding company” as defined under PUHCA is a “holding company” solely with respect to one or more Qualifying Facilities.

(c) Each battery storage project that is part of an Operating Project is solely charged with electricity produced by the renewable generation component of such Operating Project.

(d) None of the Acquired Companies is subject to, or not exempt from, financial, organizational or rate regulation by any State Commission or any other Governmental Authority.

Section 4.19 Supply Chain Matters. Except as set forth in Section 4.19 of the Company Disclosure Letter, all products procured by the Acquired Companies (including products containing polysilicon, nickel, cobalt, manganese, copper, lithium or aluminum), which have been imported into the United States of America (either by the Acquired Companies or their suppliers), have been imported into the United States in compliance with all applicable US customs and import laws and regulations including the Uyghur Forced Labor Prevention Act.

Section 4.20 Information in the Proxy Statement. The Proxy Statement (and any amendment thereof or supplement thereto) at the date mailed to the Company’s stockholders and at the time of any meeting of the Company’s stockholders to be held in connection with the Merger, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to (a) statements therein relating to Parent and its Subsidiaries, including Merger Sub, based on information supplied by Parent or Merger Sub for inclusion in the Proxy Statement or (b) any financial projections or forward-looking statements. The Proxy Statement (and any amendment thereof or supplement thereto) will comply as to form in all material respects with the provisions of the Exchange Act and any other applicable federal securities Laws.

Section 4.21 Required Vote. The affirmative vote of the holders of at least a majority of the outstanding shares of Class A Common Stock entitled to vote in accordance with the DGCL to adopt this Agreement (the “Required Company Stockholder Approval”) is the only vote of the holders of any of the Company Capital Stock necessary to adopt this Agreement and approve the Merger and the other Transactions.

Section 4.22 Takeover Statutes. The Company Board has adopted such resolutions and taken all such other actions as are necessary to render inapplicable to this Agreement, the Company Support Agreements, the Rollover Agreement and the Transaction, including the Merger, the restrictions on “business combinations” (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL. Other than Section 203 of the DGCL, no “business combination”, “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation under the Laws of the State of Delaware or other Applicable Laws (each, a “Takeover Statute”) is applicable to the Company, this Agreement, the Company Support Agreements, the Rollover Agreement or the Transactions, including the Merger.

Section 4.23 No Brokers. Except for Moelis & Company LLC, there is no investment banker, broker, finder or other financial intermediary or advisor or other Third Party that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who will be entitled to any brokerage fee or other similar fee or commission from the Company or any of its Subsidiaries in connection with the Transactions, including the Merger.

Section 4.24 Tax Credits. Except as set forth on Section 4.24 of the Company Disclosure Letter:

(a) no portion of an Acquired Company’s assets is treated as “tax-exempt use property” within the meaning of Section 168(h) of the Code (including by reason of either the Company or any direct or indirect owner of the

Company being treated as or becoming at any time a “tax-exempt controlled entity” within the meaning of Section 168(h)(6)(F) of the Code);

(b) no grants have been provided by the United States, a U.S. state, a political subdivision of the United States or any other Governmental Authority for use by or with respect to with any Acquired Company is the beneficiary which could negatively impact our current ability to claim federal tax credits under Sections 48, 45, 48E or 45Y of the tax code;

(c) no proceeds of any issue of U.S. state or local government obligations, the interest on which is exempt from Tax under Section 103 of the Code, have been used to provide financing for any Acquired Company;

(d) Projects that are identified on Section 4.24(d) of the Company Disclosure Letter either have claimed and are eligible or are expected to claim and be eligible for an additional ten percent (10%) of ITCs or PTCs by satisfying the energy community requirements under Section 48(a)(14) or Section 45(b)(11), respectively;

(e) Projects that are identified on Section 4.24(e) of the Company Disclosure Letter either have claimed and are eligible or are expected to claim and be eligible for an additional ten percent (10%) of ITCs or PTCs by satisfying the domestic content requirements under Section 48(a)(12) and Section 45(b)(9), respectively;

(f) Projects that are identified on Section 4.24(f) of the Company Disclosure Letter that have been placed in service either have claimed and are eligible or are expected to claim and be eligible for an additional ten percent (10%) or twenty percent (20%) of ITCs, as specified on Section 4.24(f) of the Company Disclosure Letter, under Section 48(e) of the Code;

(g) all Projects that have been placed in service after December 31, 2013 have claimed either ITCs or PTCs, and all Projects that have not been placed in service are expected to qualify for either ITCs or PTCs once placed in service; all Projects that have been placed in service before January 1, 2014, applied for a 1603 federal grant; there are no audits or challenges that have not been fully resolved with respect to any ITCs, PTCs or 1603 federal grants;

(h) all Projects claiming ITCs or PTCs that have been placed in service, meet or are otherwise exempt from, and all Projects claiming ITCs or PTCs that have not been placed in service, are expected to meet or otherwise be exempt from, the prevailing wage and apprenticeship requirements as described in Code Section 48(a)(9), (10) and (11) or Code Section 45(b)(6), (7) and (8), as applicable;

(i) there is no loss, disallowance, recapture or reduction of any U.S. federal income Tax credits (including ITCs and PTCs) with respect to any Acquired Company;

(j) no electricity produced by an Acquired Company has been sold to a Related Party; and

(k) each Project’s fair market value does not consist of more than five percent (5%) used property pursuant to Proposed Treasury Regulations Section 1.48-14(a).

Notwithstanding any other provisions of this Agreement to the contrary, the representations and warranties made in this Section 4.24 are based on Applicable Law as of the date of this Agreement.

Section 4.25 Opinion of Financial Advisor. The Company Board has received the opinion of Moelis & Company LLC addressed to the Company Board to the effect that, as of the date of such opinion and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Moelis & Company LLC as set forth therein, the Merger Consideration provided for in the Merger is fair, from a financial point of view, to the holders of the Class A Common Stock.

Section 4.26 Investment Company Act. Neither the Company nor any of its Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940.

Section 4.27 No Additional Representations or Warranties.

(a) Except as provided in this Article IV (as modified by the Company Disclosure Letter) or in the Company Closing Certificate, neither the Company nor any other Person on behalf of the Company or its Subsidiaries makes, or has made, any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, or with respect to any other information provided to Parent, Merger Sub or their respective Affiliates or other Representatives, in connection with entering into this Agreement and proceeding with the Transactions or otherwise, including the accuracy, completeness or timeliness thereof.

(b) The Company acknowledges that neither Parent nor Merger Sub nor any other Person on behalf of Parent or Merger Sub makes, or has made, and the Company has not relied upon, any express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided to the Company, any of its Subsidiaries or any of its or their respective Representatives in connection with entering into this Agreement and proceeding with the Transactions or otherwise, including the accuracy, completeness or timeliness thereof, other than the representations and warranties contained in Article V (as modified by the Parent Disclosure Letter) or in the Parent Closing Certificate. The Company acknowledges and agrees that, to the fullest extent permitted by Applicable Law, Parent and Merger Sub and their respective Affiliates, stockholders, controlling Persons or other Representatives shall not have any liability or responsibility whatsoever to the Company, its Subsidiaries or their respective Affiliates, stockholders, controlling Persons or other Representatives or any other Person on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon, related to, resulting from or arising out of (i) any information, including any information, documents, projections, estimates, forecasts or other material, made available to the Company, any of its Subsidiaries or any of its or their respective Affiliates or other Representatives in connection with entering into this Agreement and proceeding with the Transactions, including the Merger (including in any electronic data room maintained for purposes of the Transactions), or (ii) any statements made (or any omissions therefrom) to the Company, any of its Subsidiaries or any of its or their respective Affiliates or other Representatives, except as and only to the extent expressly set forth in Article V (as modified by the Parent Disclosure Letter) or in the Parent Closing Certificate.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except, subject to the terms of Section 10.05, as set forth in the Parent Disclosure Letter, Parent and Merger Sub each represent and warrant to the Company as follows:

Section 5.01 Corporate Existence and Power. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all corporate power and authority required to own, lease and operate its assets and to carry on its business as currently conducted, except where the failure to have such power and authority would not reasonably be expected to prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement. Each of Parent and Merger Sub is duly qualified to do business as a foreign corporation and, where such concept is recognized, is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement. Merger Sub is a direct, wholly owned Subsidiary of Parent.

Section 5.02 Corporate Authorization.

(a) Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Company Support Agreements (as applicable), to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Company Support Agreements (as applicable) have been duly and validly authorized by all necessary action on the part of Parent and Merger Sub (subject, with respect to Merger Sub, only to approval by its sole stockholder, which will be effected by written consent prior to or immediately following the execution of this Agreement), and no other corporate proceedings on the part of Parent and Merger Sub are necessary to authorize the execution and delivery of this Agreement or the Company Support Agreements or for each of Parent and Merger Sub to consummate the Transactions (other than, with respect to the Merger, the filing of the Certificate of Merger with the Delaware Secretary of State). Assuming the due authorization, execution and delivery by the other parties thereto of this Agreement and the Company Support Agreements, this Agreement and the Company Support Agreements (as applicable) have been duly and validly executed and delivered by Parent and Merger Sub and constitute the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

(b) The board of directors or similar governing body of each of Parent and Merger Sub has duly adopted resolutions (i) approving and declaring advisable this Agreement and the Transactions, including the Merger, (ii) approving this Agreement and the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (iii) in the case of Merger Sub only, directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Merger Sub’s sole stockholder and (iv) in the case of Merger Sub only, recommended that Parent vote in favor of the adoption of this Agreement and the approval of the Merger in accordance with the DGCL. Parent, acting in its capacity as the sole stockholder of Merger Sub, will immediately after execution hereof (A) approve and adopt this Agreement and (B) deliver a copy of such approval to the Company.

(c) No vote of, or consent by, the holders of any equity interests of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation of the Transactions or otherwise required by Parent’s organizational documents, Applicable Law or any Governmental Authority.

Section 5.03 Governmental Authorization. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions require no action by or in respect of, or consent, waiver, permit, approval or authorization of, filing or registration with or notice to, any Governmental Authority other than (a) the filing of the Certificate of Merger with the Delaware Secretary of State, (b) compliance with and filings or notifications under any applicable requirements of the HSR Act , (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (d) compliance with any applicable rules of the NYSE, (e) the FERC 203 Approval, and (f) where failure to take any such actions or filings would not reasonably be expected to prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement.

Section 5.04 Non-Contravention. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement, the consummation by each of Parent or Merger Sub of the Transactions, and the compliance by each of Parent or Merger Sub with any of the provisions of this Agreement does not and will not (a) contravene, conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or comparable organizational documents) of Parent or Merger Sub, (b) assuming the consents, approvals, authorizations and filings referred to in Section 5.03 have been obtained or made, any applicable waiting periods referred to therein have terminated or expired and any condition precedent to any such consent has been satisfied or waived, contravene, conflict with or result in a violation or breach of any Applicable Law or (c) assuming compliance with the matters referred to in Section 5.03, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any Contract, except in the case of clauses (b) and (c) above, any such contravention, conflict, violation, breach, default, right, termination, amendment, acceleration, cancellation, change or loss that would not reasonably be expected to, individually or in the aggregate, prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement.

Section 5.05 Litigation. As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Proceedings involving Parent or Merger Sub that would reasonably be expected to prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement. There is no outstanding Governmental Order binding upon Parent or any of its Subsidiaries which would reasonably be expected to prevent, materially impair or delay the ability of Parent or Merger Sub to consummate the Transactions or perform their respective obligations under this Agreement on a timely basis.

Section 5.06 No Brokers. Except for PJT Partners, Inc., there is no investment banker, broker, finder or other financial intermediary that has been retained by or is authorized to act on behalf of Parent or Merger Sub who will be entitled to any fee or commission from Parent or Merger Sub in connection with the Transactions.

Section 5.07 Ownership of Company Capital Stock.

(a) Parent and Merger Sub do not beneficially own (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any shares of Company Capital Stock or other securities of the Company or any options, warrants or other rights to acquire Company Capital Stock or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company except pursuant to this Agreement and the Rollover Agreement.

(b) Except for the Company Support Agreements and the Rollover Agreement, neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (i) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration, (ii) any stockholder of the Company (A) agrees to vote to adopt this Agreement or the Merger or (B) agrees to vote against, or not to tender its shares of Company Capital Stock in, any Acquisition Proposal or (iii) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent, Merger Sub or the Company to finance in whole or in part the Merger (other than in connection with the Financings).

Section 5.08 Financial Capacity.

(a) Assuming the Equity Financing is funded in accordance with the Equity Commitment Letter as of the Closing, Parent will have on the Closing Date sufficient cash on hand or other sources of immediately available funds to consummate the Transactions, including the payments contemplated under Article III that are to be paid on the Closing Date.

(b) Parent has delivered to the Company a true and complete copy of an executed equity commitment letter dated the date hereof (the “Equity Commitment Letter”) from Guarantor to provide to Parent the Equity Financing in cash, the aggregate proceeds of which shall, assuming the satisfaction of the Financing Conditions with respect to the Equity Financing, be sufficient to consummate the Transactions, including (i) the payment of the aggregate Merger Consideration and RSU Consideration to which holders of Company Common Stock and Company Compensatory Awards will be entitled at the Effective Time pursuant to this Agreement, (ii) the repayment of the APAGH Term Loan and outstanding borrowings under the APAG Revolver as of the date of this Agreement, assuming the Other Debt Consents with respect thereto are not received at or prior to the Closing, and (iii) without duplication of the foregoing clauses (i) and (ii), the payment of all fees and expenses required to be paid by Parent or Merger Sub in connection with the Transactions. The Equity Commitment Letter provides that the Company is an express third party beneficiary thereto and is entitled to enforce such agreement, and that Parent and Guarantor will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is adequate remedy at law in connection with the exercise of such third party beneficiary rights, in each case in accordance with its terms and subject to the limitations set forth herein, including in Section 10.02. Parent has delivered to the Company, upon signing of this Agreement or reasonably promptly once obtained thereafter, the executed Debt Commitment Letter and the Debt Fee Letter, which Debt Fee Letter has been redacted to remove only those items related to specific fees payable on the Closing Date to the Financing Sources, price caps and specified “market flex” provisions. As of the date of this Agreement, the Equity Commitment Letter has not been amended, supplemented or modified in any manner. Neither Parent nor any of its Affiliates has entered into any agreement, side letter or other commitment or arrangement relating to the financing of the Transactions, other than as set forth in the Commitment Letters and the Debt Fee Letter. The commitments contained in the Equity Commitment Letter have not been withdrawn, rescinded, replaced or terminated in any respect. The Equity Commitment Letter is in full force and effect and represents valid, binding and enforceable obligations of Parent and each other party thereto (subject to the Enforceability Exceptions), to provide the financing contemplated thereby (subject only to the satisfaction or waiver of the Financing Conditions with respect thereto). Parent has fully paid (or caused to be paid) any and all commitment fees and other amounts that are due and payable on or prior to the date of this Agreement in connection with the Equity Financing. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a breach or default on the part of Parent or, to the Knowledge of Parent, any other party thereto under any term of the Equity Commitment Letter that would result in any of the Financing Conditions with respect to the Equity Financing not being satisfied or the Equity Financing otherwise not being available. As of the date of this Agreement, Parent has no reason to believe that it or any other party thereto will be unable to satisfy on a timely basis any term of the Equity Commitment Letter. There are no conditions precedent or other contingencies related to the funding of the full amount of the Equity Financing other than the Financing Conditions with respect thereto. As of the date of this Agreement, subject to the satisfaction of the Financing Conditions related to the Equity Commitment Letter, Parent has no reason to believe that the Equity Financing will not be made available to Parent on the Closing Date. Parent and Merger Sub expressly agree and acknowledge that their obligations hereunder, including Parent’s and Merger Sub’s obligations to consummate the Merger, are not in any way contingent upon or otherwise subject to, or conditioned on, Parent’s or Merger Sub’s consummation of the Equity Financing, the Debt Financings or any other financing, Parent’s or Merger’s Sub obtaining the Equity Financing, the Debt Financings or any other financing or the availability, grant, provision or extension of the Equity Financing, the Debt Financings or any other financing to Parent or Merger Sub.

Section 5.09 Guaranty. Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed Guaranty, in favor of the Company in respect of Parent’s obligation to pay the Parent Termination Fee. The Guaranty is (a) assuming due execution and delivery of this Agreement by the parties hereto, a legal, valid and binding obligation of the Guarantor, (b) enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and (c) in full force and effect. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Guarantor under the Guaranty.

Section 5.10 Solvency. Neither Parent nor Merger Sub is entering into the Transactions with the actual intent to hinder, delay or defraud either present or future creditors of any Acquired Company. Each of Parent and Merger Sub is solvent as of the date of this Agreement. Assuming (A) the representations and warranties of the Company made in this Agreement are true and correct in all material respects (disregarding any references to “Knowledge of the Company”, “Company Material Adverse Effect”, “materiality” or similar qualifications contained in such representations and warranties), and (B) compliance by the Company of its obligations hereunder, including the Company’s satisfaction of the conditions set forth in Article VIII (as applicable), each of

Parent and the Surviving Corporation will, after giving effect to all of the Transactions, including the payment of any amounts required to be paid in connection with the consummation of the Transactions and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 5.10, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Merger Sub and, after the Effective Time, Parent and the Surviving Corporation and its Subsidiaries, on a consolidated basis, will exceed their debts, (b) the fair saleable value of the assets of Parent and Merger Sub and, after the Effective Time, Parent and the Surviving Corporation and its Subsidiaries, on a consolidated basis, exceeds the amount that will be required to pay the debts of Parent, the Surviving Corporation and its Subsidiaries, on a consolidated basis, as such debts become absolute and mature, and (c) each of Parent and Merger Sub and, after the Effective Time, Parent and the Surviving Corporation and its Subsidiaries, on a consolidated basis, will not have an unreasonably small amount of capital with which to conduct their business. For purposes of this Section 5.10, “debt” means any liability on a claim, and “claim” means any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

Section 5.11 Information in the Proxy Statement. The information relating to Parent and its Subsidiaries, including Merger Sub, supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (and any amendment thereof or supplement thereto) will not, at the date the Proxy Statement is mailed to the Company’s stockholders and at the time of the meeting of the Company’s stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

Section 5.12 Ownership of Merger Sub; No Prior Activities. All of the authorized capital stock of Merger Sub consists of 1,000 shares, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding shares of stock of Merger Sub are, and at the Effective Time will be, owned directly by Parent. Merger Sub was formed solely for the purpose of engaging in the Transactions. Except for obligations or liabilities incurred in connection with its formation and the Transactions, Merger Sub has not and will not prior to the Effective Time have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

Section 5.13 Company Arrangements. Other than this Agreement, the Company Support Agreements and the Rollover Agreement, as of the date hereof, none of Parent or Merger Sub, or their respective executive officers, directors or Affiliates, has entered into any agreement, arrangement or understanding with any of the executive officers, directors or Affiliates of the Company relating in any way to the Transactions or the operations of the Company.

Section 5.14 Absence of Certain Agreements. As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates (including the Guarantor and its Affiliates) has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (a) with any Third Party that would, in any material way, be reasonably expected to limit Parent’s or Merger Sub’s ability to comply with their respective obligations under this Agreement or (b) with any Third Party that would reasonably be expected to materially delay or prevent consummation of the Transactions. As of the date of this Agreement, Parent is not aware of any matter related to Parent, Merger Sub or their respective Affiliates or Representatives that would reasonably be expected, individually or in the aggregate, to materially delay, impede or interfere with the consummation of the Transactions.

Section 5.15 No Additional Representations and Warranties.

(a) Except as provided in this Article V (as modified by the Parent Disclosure Letter) or in the Parent Closing Certificate, neither Parent, Merger Sub nor any other Person on behalf of Parent or Merger Sub makes, or has made, any express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided to the Company, any of its Subsidiaries or their respective Affiliates or other Representatives in connection with entering into this Agreement and proceeding with the Transactions or otherwise, including the accuracy, completeness or timeliness thereof.

(b) Each of Parent and Merger Sub acknowledges that neither the Company, nor any of its Subsidiaries, nor any other Person on behalf of the Acquired Companies makes, or has made, and neither Parent nor Merger Sub has relied upon, any express or implied representation or warranty with respect to the Acquired Companies or with respect to any other information provided to Parent, Merger Sub, their respective Affiliates or any of their respective Representatives in connection with entering into this Agreement and proceeding with the Transactions or otherwise, including the accuracy, completeness or timeliness thereof, other than the representations and warranties contained in Article IV (as modified by the Company Disclosure Letter) or in the Company Closing Certificate. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by Applicable Law, the Company, its Subsidiaries and their respective Affiliates, equityholders, controlling Persons or other Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub or their respective Affiliates, equityholders, controlling Persons or other Representatives or any other Person on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon, related to, resulting from or arising out of (i) any information, including any information, documents, projections, estimates, forecasts or other material, made available to Parent, Merger Sub or any of its or their respective Affiliates or other Representatives in connection with entering into this Agreement and proceeding with the Transactions (including in any electronic data room maintained for purposes of the Transactions or in any management presentation made in connection with the Transactions), or (ii) any statements made (or any omissions therefrom) to Parent, Merger Sub, their respective Affiliates or any of their other respective Representatives, except as and only to the extent expressly set forth in Article IV (as modified by the Company Disclosure Letter) or in the Company Closing Certificate.

ARTICLE VI.

COVENANTS OF THE COMPANY

Section 6.01 Conduct of the Company Pending the Merger.

(a) The Company agrees that, from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated in accordance with Section 9.01 (the “Interim Period”), except as (i) set forth in Section 6.01(a) of the Company Disclosure Letter, (ii) required by Applicable Law, (iii) expressly required or permitted by this Agreement or (iv) otherwise consented to by Parent in writing, which consent shall not be unreasonably withheld, conditioned or delayed, the Company will, and will cause each of its Subsidiaries to, (A) conduct its operations, in all material respects, in the ordinary course of business and (B) use its commercially reasonable efforts to preserve the goodwill and current relationships of the Acquired Companies with customers, suppliers and other Persons with which the Company or any of its Subsidiaries has material business relations; provided, however, that no action by the Acquired Companies with respect to matters specifically addressed by any subsection of Section 6.01(b) shall be deemed a breach of the covenants contained in this Section 6.01(a) unless such action would constitute a breach of such subsection of Section 6.01(b); provided, further, that the failure by an Acquired Company to take any action prohibited by any subsection of Section 6.01(b) shall not be deemed to be a breach of the covenants contained in this Section 6.01(a).

(b) Without limiting the foregoing, and as an extension thereof, except as (w) set forth on Section 6.01(b) of the Company Disclosure Letter, (x) required by Applicable Law, (y) expressly required or permitted by this Agreement or (z) otherwise consented to by Parent in writing, which consent shall not be unreasonably withheld, conditioned or delayed, the Company shall not, and shall not permit any of its Subsidiaries to, during the Interim Period:

(i) amend the certificate of incorporation or bylaws of the Company or amend the certificate of incorporation, bylaws or other organizational documents of any Subsidiary of the Company in any material respect or in any manner that would prevent or materially delay consummation of the Transactions;

(ii) issue, sell, grant options or rights to purchase or receive, pledge, or authorize or propose the issuance, sale, grant of options or rights to purchase or pledge, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries or any securities convertible into, any such capital stock or equity interests, other than (A) shares of Company Common Stock issuable in connection with the vesting or settlement of Company PSU Awards or Company RSU Awards outstanding as of the date of this Agreement in accordance with the terms thereof or granted after the date of his Agreement in accordance with clause (B) or (B) Company Compensatory Awards granted after the date hereof in accordance with the terms, and subject to the limitations, set forth on Section 6.01(b)(ii) of the Company Disclosure Letter;

(iii) (A) make, declare or pay any dividend or distribution (whether in cash, stock or property or any combination thereof) on or in respect of any outstanding capital stock of, or other equity interests in, the Company or its Subsidiaries, except for dividends and distributions by a wholly owned Subsidiary of the Company to the Company or to another direct or indirect wholly owned Subsidiary of the Company, (B) split, combine or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for equity interests in the Company or any of its Subsidiaries or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any shares in the capital of, or other equity interests in, any of the Acquired Companies, except as between the Company and a wholly owned Subsidiary of the Company or between wholly owned Subsidiaries of the Company;

(iv) (A) enter into any new Tax Equity Agreement or materially modify, materially amend, assign or waive any rights under or terminate any existing Tax Equity Agreement or (B) except in the ordinary course of business, (x) enter into any Contract that would be a Company Material Contract (other than Tax Equity Agreement) if it were in effect on the date of this Agreement or (y) materially modify, materially amend, assign or waive any rights under or terminate (excluding any expiration in accordance with its terms) any Company Material Contract (other than Tax Equity Agreement);

(v) acquire any other Person or all or a material portion of the business of any other Person (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise) or make any investment in any Person other than a wholly owned Subsidiary of the Company, in each case, other than such acquisitions or investments as would not exceed $25,000,000 individually;

(vi) except pursuant to the terms of a Plan in existence as of the date hereof and set forth on Section 4.16(a) of the Company Disclosure Letter: (A) grant any severance or termination pay to (or amend any such existing arrangement with) any current or former employee, director, officer or individual independent contractor or consultant of any Acquired Company, (B) modify, extend, terminate or enter into any Labor Agreement, (C) establish, adopt, materially amend, terminate or enter into any Plan (excluding entering into offer letters for “at will” employment or individual independent contractor or consultant agreements with new hires permitted by clause (F)), in any case, that do not provide for change in control or severance payments or benefits, or any plan, program, agreement, Contract, or arrangement that would constitute a Plan if in effect on the date hereof (except, in each case, any ordinary course amendments that do not increase the cost of the Company, in the aggregate, or maintaining such Plan), (D) increase or accelerate the funding, payment or vesting of the compensation or benefits payable to any current or former employee, officer, director or other individual independent contractor or consultant of an Acquired Company, other than annual merit increases to base salary or base wage rate in the ordinary course of business consistent with past practice for such individuals whose annualized base compensation would not equal or exceed $300,000 following such increase (provided that any increase shall not cause the aggregate of all such employees’ annualized base compensation to exceed 105% of the total annualized base compensation in the aggregate for such employees as of December 31, 2024), (E) grant or announce any cash incentive awards, bonus retention, change in control or transaction compensation payable to any current or former employees, officers, directors or individual independent contractors or consultants of an Acquired Company; (F) hire, promote or engage any employee, officer or individual independent contractor or consultant of an Acquired Company whose annualized base compensation would equal or exceed $300,000; or (G) terminate the employment or engagement of any employee, officer, director or individual independent contractor or consultant other than for cause (or due to death or disability), whose annualized base compensation would equal or exceed $300,000;

(vii) recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of the Acquired Companies;

(viii) implement or announce any employee layoffs, furloughs, reductions in force, plant closings, reductions in compensation or other similar actions that would trigger notice obligations under the WARN Act;

(ix) intentionally waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee with a title of Vice President (or above) or independent contractor of the Acquired Companies;

(x) other than the Merger, merge, consolidate, combine or amalgamate any Acquired Company with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of any of the Acquired Companies;

(xi) sell, lease, transfer, license or otherwise dispose of, or agree to sell, lease, transfer, license or otherwise dispose of, any material portion of its assets or properties, other than (A) transactions pursuant to Contracts existing on the date of this Agreement that are set forth on Section 6.01(b)(xi) the Company Disclosure Letter, (B) acquisitions of supplies or sales of inventory in the ordinary course of business, (C) transfers among the Company and its wholly owned Subsidiaries or (D) sales, leases, transfers, licenses or dispositions for which the consideration is less than $10,000,000 in the aggregate;

(xii) incur, create, assume, repay or otherwise become liable for indebtedness for borrowed money, or terminate or modify in any material respect in a manner adverse to the Company or its applicable Subsidiaries, the terms of any indebtedness for borrowed money, or assume, guarantee or endorse the obligations of any Person for indebtedness for borrowed money, other than (A) indebtedness incurred in connection with any action permitted pursuant to Section 6.01(b)(v), (B) intercompany loans between the Company and any of its wholly owned Subsidiaries or between any wholly owned Subsidiaries and (C) indebtedness (including indebtedness incurred pursuant to the Company Credit Facilities) reasonably incurred in response to any emergency, disaster, catastrophe or other similar emergency condition to protect life, employee safety, property or the environment or to comply with public requirements applicable; provided, however, that in the case of each of clauses (A) through (C), such indebtedness (i) is not incurred under the APAG Revolver or APAGH Term Loan or (ii) does not impose or result in any additional restrictions or limitations that would be materially adverse to the Company and its Subsidiaries, or, following the Closing, Parent and its Subsidiaries, other than any obligation to make payments on such indebtedness and other than any restrictions or limitations substantially similar to restrictions or limitations to which the Company or its applicable Subsidiaries are currently subject under the terms of any indebtedness outstanding as of the date hereof; provided, further, that the Company shall promptly inform Parent of any indebtedness incurred or action taken in accordance with this Section 6.01(b)(xii) and any such indebtedness or action shall not require any consent in order to complete the Transactions and shall not reasonably be expected to adversely affect Parent’s ability to consummate the Financings; provided, further, that this Section 6.01(b)(xii) shall not restrict the Company or its applicable Subsidiaries from entering into the Required Debt Consents or the Other Debt Consents;

(xiii) waive, release, assign, settle or compromise any Proceedings (other than any stockholder litigation relating to the Transactions (which shall be governed by Section 7.06)) that (A) with respect to the payment of monetary damages, involves the payment of monetary damages exceeding $2,500,000 individually or $7,500,000 in the aggregate; (B) with respect to any non-monetary terms and conditions therein, imposes or requires actions that would or would be reasonably expected to be material to the Acquired Companies, taken as a whole; (C) involves an admission of guilt or liability by the Company or any of its Subsidiaries or would constitute a finding or admission of a violation of Law; (D) would result in any restriction on future activity or conduct by Parent, the Surviving Corporation or their Subsidiaries; or (E) would prevent or materially delay the consummation of the Transactions.

(xiv) fail to use its commercially reasonable efforts to maintain in full force and effect in all material respects, or fail to replace or renew, the Insurance Policies at a level at least comparable to current levels (or current market terms);

(xv) make or authorize any capital expenditures, except for those (A) that do not exceed $5,000,000 in the aggregate other than capital expenditures that are included in the Company’s capital expenditure budget for fiscal year 2025 set forth on Section 6.01(b)(xv) of the Company Disclosure Letter, or (B) reasonably required in the event of an emergency, disaster, catastrophe or other similar emergency condition to protect life, employee safety, property or the environment or comply with public health requirements applicable thereto (provided that the Company shall notify Parent of any such emergency expenditure as soon as reasonably practicable);

(xvi) other than in accordance with Contracts in effect on the date hereof, make any loans or advances of money to any Person (other than for transactions among the Acquired Companies), except for (A) advances to employees or officers of the Acquired Companies for expenses or (B) extensions of credit to customers, in each case, made or incurred in the ordinary course of business consistent with past practice and not in excess of $50,000;

(xvii) sell, transfer, assign, abandon, permit to lapse, or otherwise dispose of, or grant any license or sublicense of, any rights under or with respect to, any material Intellectual Property Rights, except for non-exclusive licenses granted in the ordinary course of business;

(xviii) disclose to any Person any trade secret or other material confidential information of any Acquired Company other than to Persons subject to contractual, legal or binding ethical obligations of confidentiality with respect to such information;

(xix) (A) make, change or rescind any material election relating to Taxes, (B) change an annual Tax accounting period with respect to material Taxes, (C) adopt or change any material Tax accounting method, (D) file any material amended Tax Return that is reasonably likely to result in a material increase to a Tax liability (other than as required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or non-U.S. Law)), (E) enter into any closing agreement with respect to material Taxes, (F) settle or compromise any material Tax claim, audit, assessment or dispute or surrender any right to claim a material refund of Taxes or (G) agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material Tax;

(xx) except as required or permitted by GAAP, change any material accounting principles, methods or practices;

(xxi) other than Permitted Liens or Liens relating to (A) securing indebtedness and other obligations in existence at the date of this Agreement or any indebtedness incurred in compliance with Section 6.01(b)(xii) or (B) between the Company or to a Subsidiary of the Company in connection with any indebtedness or loan to the extent not otherwise restricted by Section 6.01(b)(xii) or Section 6.01(b)(xvi), create or incur any Lien on any assets of the Acquired Companies; or

(xxii) enter into any agreement (whether written or oral), or otherwise commit to or become obligated, to do any action prohibited under this Section 6.01(b).

(c) Nothing contained in this Agreement shall give Parent, directly or indirectly, any right to control or direct the operations of the Acquired Companies prior to the Closing. Prior to the Closing, each of the Company and Parent shall exercise, consistent with the other terms and conditions of this Agreement, complete control and supervision over their respective businesses.

Section 6.02 No Solicitation; Adverse Recommendation Change.

(a) No Solicitation. Except as otherwise permitted by this Section 6.02, during the Interim Period, the Company shall, and shall cause its Subsidiaries and use commercially reasonable efforts to cause its and their Representatives to:

(i) (x) cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Third Party with respect to an Acquisition Proposal, and promptly request the prompt return or destruction of any non-public information concerning the Acquired Companies that was previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such Third Party and (y) take the necessary steps to promptly inform any Third Parties with whom discussions and negotiations are then occurring or who make an Acquisition Proposal after the date hereof of the obligations set forth in this Section 6.02(a); and

(ii) not (A) solicit, initiate, seek or knowingly facilitate or encourage any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (B) enter into, continue or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to the Acquired Companies to, or afford access to the books or records, properties, assets, facilities or officers, employees or other personnel of the Acquired Companies to, or provide any physical or electronic data room access to, any Third Party with respect to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; provided that notwithstanding the foregoing, prior to, but not after the Required Company Stockholder Approval is obtained, the Company shall be permitted to grant a waiver of or terminate any “standstill” or similar agreement or obligation of any Third Party with respect to the Acquired Companies to allow such Third Party to submit an Acquisition Proposal if (x) the Company Board determines in good faith, after consultation with its outside legal advisors, that the failure to take such action would violate the directors’ fiduciary duties under Applicable Law and (y) any such waiver is limited to the extent necessary to permit a Third Party to make an Acquisition Proposal, on a confidential basis, to the Company Board and communicate such waiver to the applicable Third Party (provided, however, that the Company shall advise Parent at least two (2) Business Days prior to taking such action), (C) approve, endorse, recommend or enter into, or publicly propose to approve, endorse, recommend or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other definitive agreement with respect to any Acquisition Proposal, other than an Acceptable Confidentiality Agreement (an “Alternative Acquisition Agreement”) or (D) submit any Acquisition Proposal to the vote of the Company’s stockholders.

(b) Superior Proposals. Notwithstanding anything to the contrary contained in Section 6.01(a), if at any time prior to the adoption of this Agreement by the Required Company Stockholder Approval (i) the Company has received a bona fide written Acquisition Proposal from a Third Party that was not solicited at any time following the execution of this Agreement and did not arise from a breach of the obligations set forth in this Section 6.02 and (ii) the Company Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that (A) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (B) the failure to take any of the actions described in the following clauses (x), (y) or (z) would violate the directors’ fiduciary duties under Applicable Law, then the Company and its Representatives may (x) furnish non-public information, and afford access to the books, records, properties, assets, facilities and officers, employees and other personnel of the Acquired Companies, to such Third Party and its Affiliates and Representatives, (y) engage in discussions and negotiations with such Third Party and its Affiliates and Representatives with respect to the Acquisition Proposal, and (z) otherwise facilitate such Acquisition Proposal or assist such Third Party (and its Affiliates, Representatives, prospective debt and equity financing sources or their respective Representatives) with such Acquisition Proposal, in each case, if requested by such Third Party; provided that any material non-public information concerning the Acquired Companies made available to any Third Party shall, to the extent not previously made available to Parent, be made available to Parent as promptly as reasonably practicable after it is made available to such Third Party; provided, further, that the Company may not disclose any material non-public information regarding the Acquired Companies to such Person without the Company first entering into an Acceptable Confidentiality Agreement (if such Person is not already party to a confidentiality agreement with the Company). Notwithstanding anything to the contrary set forth in this Section 6.02 or elsewhere in this Agreement, the Company, its Subsidiaries and their Representatives may, in any event (without the Company Board having to make the determination in clause (ii) of the preceding sentence), contact any Third Party to (A) seek to clarify and understand the terms and conditions of any inquiry or proposal made by such Third Party solely to determine whether such inquiry or proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (B) inform such Third Party that has made or, to the Knowledge of the Company, is considering making an Acquisition Proposal of the provisions of this Section 6.02.

(c) No Adverse Recommendation Change or Entry into an Alternative Acquisition Agreement. Except as expressly permitted by Section 6.02(e), neither the Company Board nor any committee thereof shall (i) withdraw, modify, or propose publicly to withdraw or modify, in a manner adverse to Parent, the Company Board Recommendation; (ii) fail to include the Company Board Recommendation in the Proxy Statement; (iii) approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal made or received after the date hereof (any of the actions described in clauses (i) through (iii) of this Section 6.02(c), an “Adverse Recommendation Change”); or (iv) cause or permit the Company to enter into any Alternative Acquisition Agreement.

(d) Adverse Recommendation Change for Superior Proposal; Entry into an Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to the receipt of the Required Company Stockholder Approval, the Company Board (or any committee thereof) may, subject to compliance with Section 6.02(e), (i) authorize the Company to terminate this Agreement pursuant to Section 9.01(i) to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal substantially concurrently with such termination or (ii) effect an Adverse Recommendation Change, if the Company Board determines in good faith, after consultation with its independent financial advisor and outside legal counsel, that the failure to take such action would violate the directors’ fiduciary duties under Applicable Law. For the avoidance of doubt, nothing in Section 6.02(c) or this Section 6.02(d) shall be deemed to prohibit, and no Adverse Recommendation Change shall be deemed to have occurred in connection with, any of the actions permitted by Section 6.02(g).

(e) Notice of Adverse Recommendation Change. The Company Board (or any committee thereof) shall not be entitled to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.01(i) unless (i) the Company Board (or any committee thereof) has provided, at least four (4) Business Days in advance, written notice (a “Notice of Adverse Recommendation Change”) to Parent that the Company Board (or any committee thereof) intends to take such action (it being understood that the delivery of a Notice of Adverse Recommendation Change and any amendment or update thereto and the determination to so deliver such notice, amendment or update will not, by itself, constitute an Adverse Recommendation Change), which notice includes, as applicable, written notice of the material terms of the Superior Proposal which enabled the Company Board (or any committee thereof) to make the determination that the Acquisition Proposal is a Superior Proposal and any applicable transaction and financing documents; (ii) during the four (4) Business Day period following the time of Parent’s receipt of the Notice of Adverse Recommendation Change, the Company Board (or any committee thereof) shall, and shall use commercially reasonable efforts to cause its Representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement, the Commitment Letters and the Guaranty so that such Superior Proposal ceases to constitute a Superior Proposal; and (iii) following the end of the four (4) Business Day period described in the preceding clause (ii), the Company Board (or any committee thereof) shall have determined in good faith, after consultation with its independent financial advisor and outside legal counsel, taking into account any changes to this Agreement, the Commitment Letters and the Guaranty irrevocably offered in writing by Parent in response to the Notice of Adverse Recommendation Change or otherwise, that the Superior Proposal giving rise to the Notice of Adverse Recommendation Change continues to constitute a Superior Proposal. In the event of any material amendment of such Superior Proposal, the Company Board (or any committee thereof) shall be required to issue a new Notice of Adverse Recommendation Change or otherwise comply again with the requirements of this Section 6.02(e); provided, however, that for purposes of this sentence, references to the four (4) Business Day period above shall be deemed to be references to a two (2) Business Day period from the time of Parent’s receipt of the Notice of Adverse Recommendation Change.

(f) Notice. From and after the date hereof until the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated in accordance with Section 9.01, (i) as promptly as reasonably practicable (and in any event within twenty-four (24) hours) after receipt of any Acquisition Proposal or any request for non-public information or inquiry that could reasonably be expected to lead to an Acquisition Proposal, the Company shall provide Parent with a copy of such Acquisition Proposal, request or inquiry or if any such Acquisition Proposal, request or inquiry is not made in writing, a written summary of the material terms and conditions of such Acquisition Proposal, request or inquiry (including, for the avoidance of doubt, the identity of the party making such Acquisition Proposal), and (ii) the Company shall provide Parent as promptly as reasonably practicable (and in any event within twenty-four (24) hours) with written notice setting forth such information as is reasonably necessary to keep Parent reasonably informed in all material respects of material written communications regarding, and the status and material details (including material amendments or proposed material amendments) of, any such Acquisition Proposal, request or inquiry and copies of all material written correspondence and other material written materials provided to the Company or its Representatives from any Person relating to any such Acquisition Proposal. Without limiting the foregoing, the Company shall notify Parent if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal, prior to providing any such information or engaging in any such discussions or negotiations.

(g) Certain Permitted Disclosure. Nothing contained in this Agreement shall prohibit the Company or the Company Board (or any committee thereof), directly or indirectly through its Representatives, from (i) taking and disclosing to the Company’s stockholders a position with respect to a tender or exchange offer by a Third Party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to the Company’s stockholders), (ii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto, or (iii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, however, that nothing in the foregoing will be deemed to permit the Company or its Subsidiaries or the Company Board to effect an Adverse Recommendation Change other than in accordance with Section 6.02(d).

(h) Breach of Non-Solicit. Notwithstanding anything to the contrary in this Section 6.02, any action, or failure to take action, that is taken by a director or officer of the Company or any of its Subsidiaries or by any Representative of the Company or its Subsidiaries acting at the Company’s direction or on its behalf, in each case, in violation of this Section 6.02, shall be deemed to be a breach of this Section 6.02 by the Company.

Section 6.03 Access to Information. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Acquired Companies by Third Parties that may be in the Acquired Companies’ possession from time to time, during the Interim Period, the Company shall, and shall cause its

Subsidiaries to, afford to Parent, Merger Sub and their respective Representatives reasonable access, during normal business hours, in such manner as to not interfere with the normal operations of the Acquired Companies, to their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers, employees and other personnel of the Acquired Companies, and shall furnish such Representatives with existing financial and operating data and other information concerning the affairs of the Acquired Companies as such Representatives may reasonably request; provided that such investigation shall only be upon reasonable notice and shall be at Parent’s sole cost and expense; provided, further, that nothing herein shall require the Acquired Companies to disclose any information to Parent or its Representatives if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to any Acquired Company if the Transactions are not consummated or result in the disclosure of trade secrets or commercially-sensitive information, (ii) violate Applicable Law or the provisions of any Contract (including any confidentiality agreement or similar agreement or arrangement) to which any Acquired Company is a party or (iii) jeopardize any attorney-client or other legal privilege (provided that in each such case, the Company shall inform (x) Parent as to the general nature of what is being withheld as a result thereof and (y) use its reasonable best efforts to provide such information, in each case of clause (x) and (y), in a manner that does not result in any such issue described in clauses (i) through (iii)); provided, further, that nothing herein shall authorize Parent or its Representatives to perform or conduct any testing involving sampling or analysis of soil, sediment, groundwater, surface water, air or wastewater emissions, building materials or other environmental media, or other similar invasive techniques, at any of the Acquired Companies’ properties. All information obtained by Parent, Merger Sub and their respective Representatives as a result of the investigation or access permitted pursuant to this Section 6.03 shall be subject to the Confidentiality Agreement. No investigation or access permitted pursuant to this Section 6.03 shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.03 for any competitive or other purpose unrelated to the consummation of the Transactions.

Section 6.04 Minimum Cash Maintenance. During the Interim Period and as of Closing, the Company shall, and shall cause its Subsidiaries to, (a) maintain the Minimum Cash (including the restricted cash held in Subsidiaries) set forth on Section 6.04 of the Company Disclosure Letter for each of the quarters specified therein and (b) use commercially reasonable efforts to maintain the “Ending Consolidated Cash Balance” referenced in the cash forecast on Section 6.04 of the Company Disclosure Letter.

ARTICLE VII.

ADDITIONAL COVENANTS OF THE PARTIES

Section 7.01 Appropriate Action; Consents; Filings.

(a) The Company, Parent and Merger Sub shall (and shall cause their respective Subsidiaries and Affiliates to) use their respective reasonable best efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under Applicable Law, including Antitrust Law, or otherwise to consummate and make effective the Transactions, as promptly as practicable, (ii) obtain from any Governmental Authorities any consents, licenses, permits, waivers, approvals, clearances, authorizations or orders required to be obtained by Parent, Merger Sub or the Company, or any of their respective Subsidiaries or Affiliates, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions and (iii) (A) as promptly as practicable, make all filings with respect to this Agreement required under the HSR Act, (B) as soon as reasonably practicable after the date hereof, make all filings, and thereafter make any other required submissions, with respect to this Agreement required under any other applicable Antitrust Laws, and (C) as promptly as practicable after the date hereof, make all filings, and thereafter make any other required submissions, with respect to this Agreement required under any other Applicable Law. The Company and Parent shall furnish to each other all information reasonably required for any application or other filing under any Applicable Law in connection with the Transactions.

(b) The Company, Parent and Merger Sub shall (and shall cause their respective Subsidiaries and Affiliates to) use their respective reasonable best efforts to, as promptly as practicable, and in any event within ten (10) Business Days after the date hereof (or such other later date agreed in writing by the Company and Parent), submit the application for FERC 203 Approval.

(c) Without limiting the generality of anything contained in this Section 7.01, each party hereto shall (and shall cause its Subsidiaries and Affiliates to): (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action or Proceeding by or before any Governmental Authority with respect to the Transactions; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, action Proceeding; (iii) promptly inform the other parties of any substantive communication to or from any Governmental Authority regarding the Transactions; (iv) respond as promptly as practicable to any requests for information, documents or testimony received by any party from any Governmental Authority with respect to the Transactions; and (v) use reasonable best efforts to obtain the expiration or termination of all waiting periods applicable to the Transactions under the HSR Act and all other approvals, consents and clearances under any Applicable Laws necessary to consummate the Transactions. Each party hereto will, and will cause its Subsidiaries and Affiliates to, consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Authority in connection with the Transactions. In addition, except as may be prohibited by any Governmental Authority or by Applicable Law, in connection with any such request, inquiry, investigation, action or Proceeding, each party hereto will permit Representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with such request, inquiry, investigation, action or Proceeding. Parent shall, and shall cause its Subsidiaries and Affiliates to, consult with the Company before agreeing to, (1) “pull and refile,” pursuant to 16 C.F.R. § 803.12, any filing made under the HSR Act or (2) offer, negotiate or enter into any commitment or agreement, including any timing agreement, with any Governmental Authority to delay the consummation of, or not to close before a certain date, any of the Transactions. Notwithstanding the foregoing and anything to the contrary contained in this Agreement, Parent shall, on behalf of the parties hereto, control and lead all communications and strategy relating to Antitrust Laws.

(d) Parent and the Company shall (and shall cause their respective Subsidiaries and Affiliates to) cooperate in good faith with the Governmental Authorities and use their respective reasonable best efforts to undertake promptly (x) any and all action to complete lawfully the Transactions as soon as practicable (but in any event prior to the End Date) and (y) any and all action necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any Proceeding in any forum or the issuance of any Governmental Order that would (or to obtain the agreement or consent of any Governmental Authority to the Transactions the absence of which would) delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Merger. Notwithstanding the foregoing, in no event shall Parent, its Subsidiaries, Merger Sub, or any of their Affiliates, or any portfolio company of any investment fund affiliated with or managed by TPG Inc. be obligated to offer, propose, negotiate, agree to, consent to and effect: (i) the sale, divestiture, license or other disposition or transfer of any assets, businesses or interests; (ii) the termination, amendment or assignment of any commercial relationships, ventures, other arrangements, contractual rights or obligations; (iii) the grant of any right or commercial or other accommodation, or other contractual or other commercial relationship, to any Third Party; (iv) limitations or restrictions on Parent or any of its Subsidiaries or Affiliates with respect to the ownership, conduct or operation of any assets, businesses or interests; (v) any other change or restructuring of Parent or any of its Subsidiaries or Affiliates, or the Acquired Companies or (vi) any other remedy, condition, commitment or undertaking of any kind.

(e) Parent shall be solely responsible for and pay all filing fees in connection with obtaining the consents, approvals, authorizations and clearances described in this Section 7.01.

Section 7.02 Proxy Statement.

(a) Subject to Parent’s timely performance of its obligations under Section 7.02(b), as promptly as reasonably practicable following the date of this Agreement (and, in any event, no later than fifteen (15) Business Days after the date of this Agreement, unless the parties otherwise agree in writing), the Company shall use reasonable best efforts to prepare and cause to be filed with the SEC a proxy statement in preliminary form, as required by the Exchange Act, relating to the Company Stockholder Meeting (together with any amendments or supplements thereto, the “Proxy Statement”). Except as contemplated by Section 6.02, the Proxy Statement shall include the Company Board Recommendation with respect to the Merger. The Company shall promptly notify Parent upon the receipt of any comments from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Proxy Statement, and shall provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand. Each of the parties hereto shall use their commercially reasonable efforts to respond as promptly as reasonably practicable to any comments or requests from the SEC (or the staff of the SEC) with respect to the Proxy Statement. The Company shall use its commercially reasonable efforts so that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall use its commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to the Company’s stockholders (as of the record date established for the Company Stockholder Meeting) as promptly as reasonably practicable after the date of this Agreement, and in no event more than five (5) Business Days after the date on which the SEC confirms that it has no further comments on the Proxy Statement. Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments or requests from the SEC (or the staff of the SEC) with respect thereto, the Company shall provide Parent a reasonable opportunity to review and to propose comments on such document or response to the extent permitted by Applicable Law and the Company shall consider in good faith the inclusion or reflection of any such comments so provided; provided, however, that the Company may amend or supplement the Proxy Statement without the review or comment of Parent in the event of an Adverse Recommendation Change in accordance with this Agreement, including Section 6.02.

(b) Parent shall, as promptly as possible, furnish to the Company all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with preparing, filing and distributing the Proxy Statement, including such information that is required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement, and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC). Parent will, upon reasonable request of the Company, confirm or supplement the information relating to Parent or Merger Sub supplied by it for inclusion in the Proxy Statement, such that at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholder Meeting, such information shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) In accordance with the Company’s organizational documents, the Company shall use reasonable best efforts to, as promptly as reasonably practicable (but subject to the last sentence of this Section 7.02(c) and the timing contemplated in Section 7.02(a)), (x) establish a record date for and give notice of a meeting of its stockholders, for the purpose of voting upon the adoption of this Agreement (including any adjournment or postponement thereof, the “Company Stockholder Meeting”) and (y) mail the definitive Proxy Statement to the holders of Company Common Stock as of the record date established for the Company Stockholder Meeting (such date, the “Proxy Date”). The Company shall use reasonable best efforts to (i) duly call, convene and hold the Company Stockholder Meeting as promptly as reasonably practicable after the Proxy Date and (ii) unless the Company Board shall have effected an Adverse Recommendation Change in accordance with this Agreement, including Section 6.02, solicit from the holders of Company Common Stock proxies in favor of the adoption of this Agreement and to take all other action necessary or advisable to secure the vote or consent of such holders required by the rules of the NYSE or Applicable Laws to obtain such approvals; provided, however, that the

Company may (and shall if requested by Parent) postpone, recess or adjourn the Company Stockholder Meeting: (i) with the consent of Parent, (ii) for the absence of a quorum, (iii) to solicit additional proxies for the purpose of obtaining the Required Company Stockholder Approval, (iv) to allow reasonable additional time for the filing and distribution of any supplemental or amended disclosure which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary under Applicable Laws or fiduciary duties and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting, or (v) as required by Applicable Law. If requested by Parent, the Company shall promptly provide, all voting tabulation reports relating to the Company Stockholder Meeting that have been prepared by the Company or the Company’s transfer agent, proxy solicitor or other Representatives, and shall otherwise keep Parent reasonably informed regarding the status of the solicitation and any material oral or written communications from or to the Company’s stockholders with respect thereto. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Stockholder Meeting if this Agreement is terminated.

(d) If at any time prior to the Effective Time any event or circumstance relating to the Company or Parent or any of the Company’s or Parent’s Subsidiaries, or their respective officers or directors, is discovered by the Company or Parent, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the others. Each of Parent, Merger Sub and the Company agrees to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

Section 7.03 Confidentiality; Public Announcements. Except as otherwise contemplated by Section 6.02(g) (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.02), prior to any Adverse Recommendation Change in accordance with this Agreement, including Section 6.02, the Company, Parent and Merger Sub shall consult with each other before issuing or making, as applicable, and give each other a reasonable opportunity to review and comment upon, and shall consider in good faith the comments of the other with respect to, any press release or public announcement or other public disclosure with respect to this Agreement or the Transactions, and none of the parties hereto or their Affiliates shall issue any such press release or public announcement or make any such other public disclosure prior to obtaining the other parties’ consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Applicable Law or applicable stock exchange rule or any listing agreement of any party hereto; provided, that such party uses commercially reasonable efforts to afford the other party a reasonable opportunity to review the content of the proposed disclosure and provide reasonable comments regarding same. Notwithstanding the foregoing, (a) the Company may, without Parent’s or Merger Sub’s consent, communicate to its employees, creditors, customers, suppliers and consultants in a manner consistent with prior communications of the Company, consistent with prior communications to which Parent or Merger Sub provided consent in accordance with this Section 7.03, or consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan, (b) this Section 7.03 shall not be deemed to restrict the Company’s or Parent’s ability to disclose information concerning this Agreement or the Transactions in connection with any dispute between the parties hereto regarding this Agreement of the Transactions and (c) Parent may, without the Company’s consent, make communications that (i)(A) are made in the ordinary course of business and (B) do not specifically relate to the signing of this Agreement or the Transactions or (ii) are to its existing or prospective general or limited partners, equity holders, members, managers and investors of Parent or any Affiliates of Parent, who have been informed of the confidential nature of such communications and who are subject to customary confidentiality restrictions. Notwithstanding anything to the contrary set forth therein or herein, the Confidentiality Agreement shall continue in full force and effect until the Closing; provided that, in the event of any inconsistency between the terms and provisions of the Confidentiality Agreement and this Section 7.03, the terms and provisions of this Section 7.03 shall control to the extent necessary to resolve such inconsistency.

Section 7.04 Indemnification of Officers and Directors.

(a) Parent shall, and shall cause the Surviving Corporation to, take all actions necessary or appropriate to ensure that, from and after the Effective Time, all rights to indemnification and exculpation (and related advancement or reimbursement of expenses) now existing in favor of (i) each present and former (in each case, as of the Effective Time) director, officer and employee of the Acquired Companies against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under or required by Applicable Law or the respective certificates of incorporation, bylaws or other organizational documents of such Acquired Companies or indemnification agreements to which any such Acquired Company is a party or otherwise bound, in each case as in effect on the date of this Agreement (collectively, the “Existing Indemnification Obligations”), and (ii) each Person entitled to such indemnification or exculpation (or related advancement or reimbursement of expenses) under the provisions of the Contracts set forth on Section 7.04(a) of the Company Disclosure Letter to the fullest extent permitted thereunder or required thereby (each such Person, a “Specified Contractually Indemnified Person” and each such Contractual provision, a “Specified Contractual Indemnification Provision”), shall continue in full force and effect in accordance with their terms. Parent also agrees to promptly advance expenses as incurred by (i) each present and former (in each case, as of the Effective Time) director, officer and employee of the Acquired Companies to the fullest extent permitted under or required by the Existing Indemnification Obligations and (ii) each Specified Contractually Indemnified Person to the fullest extent permitted under or required by the Specified Contractual Indemnification Provisions. Without limiting the foregoing, Parent shall cause the Acquired Companies (i) to maintain for a period of not less than six (6) years from the Effective Time provisions in their respective certificates of incorporation, bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of the Acquired Companies’ former and current officers, directors, employees, agents and Specified Contractually Indemnified Persons that are no less favorable to those Persons than the provisions of the Existing Indemnification Obligations or the Specified Contractual Indemnification Provisions, as applicable, in each case, as of the date of this Agreement and (ii) not to amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, except, in each case, as otherwise required by Applicable Law. The foregoing notwithstanding, if any Proceeding (whether arising before, at or after the Effective Time) is asserted or made against any such person on or prior to the sixth (6th) anniversary of Closing with respect to matters subject to indemnification hereunder, Parent shall and shall cause the Surviving Corporation to take such action as may be necessary or appropriate to ensure that such rights to indemnification and exculpation (and related advancement of expenses) shall continue in effect until the final disposition thereof, even if beyond such six (6) year period.

(b) For a period of six (6) years from the Effective Time, Parent shall cause the Surviving Corporation to maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Acquired Companies’ directors’ and officers’ liability insurance policies on terms not less favorable than the terms of such current insurance coverage; provided, however, that (i) the Company may and (if the Company does not) Parent and the Surviving Corporation shall cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining at or prior to the Closing Date a prepaid, non-cancelable six (6)-year “tail” policy (containing terms not less favorable than the terms of such current insurance coverage) with respect to matters existing or occurring at or prior to the Effective Time (provided that in no event shall the aggregate premiums payable for such “tail” policy or policies for its or their entire period exceed an amount equal to 300% of the current aggregate annual premiums paid by the Company for the existing directors’ and officers’ liability insurance (the “Maximum Amount”); provided, further, if the amount of the aggregate premiums necessary to procure such insurance coverage exceeds the Maximum Amount, the Company or Parent and the Surviving Corporation (as applicable) shall be entitled to procure for such six (6)-year period the most advantageous policies as can be reasonably obtained for the Maximum Amount) and (ii) if any Proceeding is asserted or made against those Persons who are currently covered by the Acquired Companies’ directors’ and officers’ liability insurance policies on or prior to the sixth (6th) year anniversary of the Effective Time, any insurance required to be maintained under this Section 7.04 shall be continued in respect of such claim until the final disposition thereof.

(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 7.04 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation. In the event that Parent or the Surviving Corporation or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 7.04. In addition, Parent and the Surviving Corporation shall not distribute, sell, transfer or otherwise dispose of any of its assets in a manner that could reasonably be expected to render the Surviving Corporation unable to satisfy its obligations under this Section 7.04.

(d) Parent shall assume, and be jointly and severally liable for, and shall cause the Acquired Companies to honor, each of the covenants in this Section 7.04.

Section 7.05 Section 16 Matters. Prior to the Effective Time, the Company shall take such actions as are required to cause the disposition of Company Common Stock, Company PSU Awards, Company RSU Awards or other securities resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act.

Section 7.06 Stockholder Litigation. Prior to the Effective Time, the Company shall give Parent prompt notice of, and the opportunity to participate in (but not direct or control), at Parent’s expense, the defense and settlement of any stockholder litigation brought or, to the Company’s Knowledge, threatened against the Company or its directors or officers relating to this Agreement or the Transactions (a “Stockholder Litigation”). The Company shall keep Parent reasonably informed on a current basis regarding any Stockholder Litigation, whether commenced prior to or after the execution and delivery of this Agreement and shall give consideration to Parent’s advice with respect to such litigation. The Company shall not settle any Stockholder Litigation without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned). For purposes of this Section 7.06, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions and proceedings with respect to any Stockholder Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not lost or diminished), and Parent may offer comments or suggestions with respect to any such Stockholder Litigation (which the Company shall consider in good faith the inclusion or implementation of any such comments or suggestions) but will not be afforded any decision-making power or other authority over such litigation except as set forth in this Section 7.06.

Section 7.07 Employee Matters.

(a) For a period of twelve (12) months following the Effective Time (or until the date of termination of the relevant Continuing Employee, if earlier) (such period, the “Continuation Period”), Parent and the Surviving Corporation shall provide each Continuing Employee with (i) an annual base salary or hourly wage rate (as applicable) at least equal to the annual base salary or hourly wage rate (as applicable) provided to such Continuing Employee immediately prior to the Effective Time, (ii) annual cash bonus or other short-term cash incentive opportunities that are no less favorable than the annual cash bonus or other short-term cash incentive opportunities (excluding equity and equity-based compensation opportunities) provided to such Continuing Employee immediately prior to the Effective Time and (iii) employee and fringe benefits (including vacation/leave, health, welfare and retirement benefits, but excluding any equity or equity-based compensation, nonqualified deferred compensation, severance, retention, cash incentive, bonus, change in control, transaction, defined benefit pension and post-employment welfare benefits) at least as favorable, in the aggregate, as those provided to such Continuing Employee immediately prior to the Effective Time under the Plans set forth on Section 4.16(a) of the Company Disclosure Letter. In addition, during the Continuation Period, Parent and the Surviving Corporation shall provide each Continuing Employee with severance benefits and protections that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time (if any) under the applicable Plan set forth on Section 4.16(a) of the Company Disclosure Letter, taking into account such Continuing Employee’s additional period of service and increases in compensation following the Closing. For any Continuing Employees who have historically received an annual equity award as a portion of their overall compensation, Parent will take into account any such historical equity awards issued to such Continuing Employee and disclosed to Parent prior to the date of this Agreement when evaluating the compensation and benefits offered by Parent and the Surviving Corporation. For clarity, the covenants in this Section 7.07(a) will apply with respect to the compensation and benefits (including severance) set forth in the offer letter for each individual who has signed an employment offer letter with an Acquired Company but who has not commenced employment with an Acquired Company as of the Effective Time.

(b) Effective as of the Effective Time and thereafter, Parent shall recognize, or shall cause the Surviving Corporation to recognize, each Continuing Employee’s employment or service with any Acquired Company (including any current or former Affiliate thereof or any predecessor of such Acquired Company) prior to the Closing for purposes of determining, as applicable, eligibility for participation, vesting (other than vesting of future equity awards), entitlement of the Continuing Employee and future vacation accruals under all employee benefit plans maintained by the Surviving Corporation, any of its Affiliates or Parent in which Continuing Employees are permitted to participate, including vacation plans or arrangements, 401(k) or other retirement plans and any severance or welfare plans, in each case, to the same extent such service was recognized under a comparable Plan for the same purposes prior to the Closing, but not for accrual of or entitlement to pension benefits or post-employment welfare benefits, or to the extent such recognition would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, effective as of the Effective Time and thereafter, Parent shall, or shall cause the Surviving Corporation to use commercially reasonable efforts to (i) cause any pre-existing conditions or limitations, eligibility waiting periods, actively at work requirements, evidence of insurability requirements or required physical examinations under any health or similar plan of the Surviving Corporation, any of its Affiliates or Parent in which Continuing Employees are eligible to participate to be waived with respect to Continuing Employees and their eligible dependents, except to the extent that any waiting period, exclusions or requirements still applied to such Continuing Employee under the comparable Plan in which such Continuing Employee participated immediately before the Effective Time, and (ii) use commercially reasonable efforts to fully credit each Continuing Employee with all deductible payments, co-payments and other out-of-pocket expenses incurred by such Continuing Employee and his or her covered dependents under the group medical, dental, pharmaceutical and vision Plans of the Acquired Companies prior to the Closing during the plan year in which the Closing occurs for the purpose of determining the extent to which such Continuing Employee has satisfied the corresponding deductible, co-payments, or maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such plan year under any comparable medical, dental, pharmaceutical or vision benefit plan of the Surviving Corporation, any of its Affiliates or Parent that replaces such Plan, as if such amounts had been paid in accordance with such plan.

(c) In the event the Closing Date occurs prior to the payment of bonuses under the Company’s 2024 annual bonus program, Parent shall cause each Continuing Employee to be paid such Continuing Employee’s 2024 annual bonus pursuant to the terms and conditions set forth in such program consistent with the Acquired Companies’ past practice. Such annual bonuses shall be paid no later than April 10, 2025, subject to the Continuing Employee’s continued employment through the payment date; provided, however, that a Continuing Employee shall remain entitled to such Continuing Employee’s 2024 annual bonus if such Continuing Employee dies or his or her employment is terminated due to Disability or without Cause, in any event, prior to the payment date. For purposes of this Section 7.07(c), “Disability” and “Cause” shall have such meanings as are contained in the Company Stock Plan.

(d) The provisions of this Section 7.07 are solely for the benefit of the parties to this Agreement, and no Continuing Employee (including any beneficiary or dependent thereof) shall be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 7.07 shall create such rights in any such Persons. Nothing herein shall (i) guarantee employment for any period of time or preclude the ability of Parent or the Surviving Corporation, as applicable, to terminate the employment of any Continuing Employee at any time and for any reason; (ii) require Parent or the Surviving Corporation, as applicable, to continue any Plans, or other employee benefit plans or arrangements or prevent the amendment, modification or termination thereof after the Effective Time; or (iii) amend, terminate, establish or create any Plans or other employee benefit plans or arrangements.

Section 7.08 Third Party Consents. Notwithstanding anything to the contrary in this Agreement, in no event shall the Company or any of its Subsidiaries be obligated to bear any expense or pay any fee or grant any concession in connection with obtaining any consents, authorizations or approvals required in order to consummate the Transactions pursuant to the terms of any Contract to which the Company or any of its Subsidiaries is a party, other than any such expenses, fees or concessions paid or granted in connection with the Required Debt Consents or the Other Debt Consents.

Section 7.09 Notices of Certain Events. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement or the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, Merger Sub, the Surviving Corporation or Parent and (b) any Proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement or the Transactions. Prior to the Effective Time, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company upon becoming aware that (i) any representation or warranty made by it contained in this Agreement becomes untrue or inaccurate such that any relevant conditions to Closing set forth in Article VIII would reasonably be expected to be incapable of being satisfied by the End Date or (ii) it has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. No notification under this Section 7.09 shall affect the representations or warranties of the notifying party or the conditions to the obligations of the parties under this Agreement or limit or otherwise affect the remedies available hereunder.

Section 7.10 Stock Exchange Delisting. The Surviving Corporation shall cause the Company’s securities to be delisted from the NYSE and deregistered under the Exchange Act as promptly as practicable following the Effective Time in compliance with Applicable Law, and prior to the Effective Time, the Company shall reasonably cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Law and rules and policies of the NYSE to enable such delisting and deregistration of the Company’s securities by the Surviving Corporation. If the Surviving Corporation is required to file any quarterly or annual report pursuant to the Exchange Act by a filing deadline that is imposed by the Exchange Act and which falls on a date within the fifteen (15) days following the Closing Date, the Company shall make available to Parent, at least two (2) Business Days prior to the Closing Date, a substantially final draft of any such annual or quarterly report required to be filed during such period.

Section 7.11 Merger Sub. Parent will take all actions necessary to (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement, including any activities related to or in furtherance of the Financings or otherwise related to maintaining its organizational matters.

Section 7.12 Approvals by Parent Pending the Merger. Immediately following the execution of this Agreement, Parent shall, as the sole stockholder of Merger Sub, adopt and approve and approve this Agreement and the transactions contemplated hereby.

Section 7.13 Anti-Takeover Laws. Each of Parent and the Company and the Company Board will (a) take all actions within their power to ensure that no Takeover Statute is or becomes applicable to this Agreement, the Company Support Agreements, the Rollover Agreement or the Transactions, and (b) if any Takeover Statute becomes applicable to this Agreement, the Company Support Agreements, the Rollover Agreement or the Transactions, take all action within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.

Section 7.14 Debt Financing Cooperation.

(a) The Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to, on a timely basis, provide (or cause its Subsidiaries to provide) all such cooperation in connection with obtaining the Debt Financings as is reasonably requested by Parent; provided that the Company shall in no event be required to provide (or cause its Subsidiaries to provide) such cooperation that shall unreasonably interfere with its or its Subsidiaries’ business operations. Without limiting the generality of the foregoing, such cooperation shall include, but not be limited to, using commercially reasonable efforts to do the following, each of which shall be at Parent’s reasonable request with reasonable prior notice and at Parent’s sole cost and expense:

(i) furnish, or cause to be furnished, to Parent the Required Information and other pertinent information reasonably necessary to assist Parent in preparing financial statements and financial data of the type customarily required in financings such as the Debt Financings;

(ii) deliver to Parent the Financing Deliverables;

(iii) cause the participation by senior management of the Company in (A) the negotiation of the Debt Financing Documents and (B) a reasonable number of meetings (including with prospective lenders and rating agencies), drafting sessions, presentations, “road shows” and reasonable and customary due diligence sessions, in each case at mutually agreeable times and places and with reasonable advance notice, and otherwise reasonably cooperate with such other marketing efforts, including as is contemplated by the Debt Commitment Letter;

(iv) furnish customary authorization letters, confirmations and undertakings in connection with the Required Information (including with respect to the presence or absence of material non-public information and the accuracy of the information contained therein); provided that such letters and confirmations provide that (A) the Company and its affiliates shall not have any liability of any kind or nature resulting from the use of such information or otherwise in connection with any syndication or other marketing efforts except for liability under the Debt Financing Documents executed on the Closing Date, (B) the recipient of such letters of authorizations agrees that it shall be entitled to rely only on the representations and warranties contained in Debt Financing Documents, and (C) any representation regarding the accuracy of information shall be substantially consistent with the corresponding representation in the Debt Commitment Letter;

(v) furnish information regarding the Company and its Subsidiaries reasonably necessary to assist Parent in the preparation of financial information (including pro forma financial information, projections, financial estimates and forecasts) and financial statements to the extent reasonably required by the Financing Sources to be included in any bank information memoranda, confidential information memoranda or other similar marketing documents;

(vi) assist Parent and the Financing Sources in the preparation of syndication documents for any portion of the Debt Financings and materials for rating agency presentations and providing customary authorization letters related thereto;

(vii) assist in identifying whether any information would constitute “material non-public information” with respect to the Company or its Subsidiaries;

(viii) take corporate actions reasonably necessary to permit the consummation of the Debt Financings and any related actions;

(ix) execute and deliver definitive financing documents as may be required by the Debt Financings and any related schedules, annexes and exhibits thereto;

(x) deliver or cause the delivery of customary legal opinions and solvency certificates in connection with the Debt Financings;

(xi) assist with the pledge of collateral and the grant of guaranties in the connection with the Debt Financings;

(xii) distribute the proceeds of the Debt Financing in clause (i) of the definition thereof in compliance with all applicable terms and conditions and as necessary for purposes of financing the Transactions including (A) payment of a portion of the Merger Consideration and RSU Consideration to which holders of Company Common Stock and Company Compensatory Awards will be entitled at the Effective Time pursuant to this Agreement, (B) the repayment or refinancing of the APAGH Term Loan and (C) the payment of all fees or expenses required to be paid by Parent or Merger Sub in connection with the Transactions; and

(xiii) assist Parent in connection with (A) the process of obtaining the Other Debt Consents and (B) if any such Other Debt Consent is not obtained, as applicable, or any of the APAGH Term Loan or APAG Revolver is not refinanced prior to Closing, as applicable: (w) the process of prepayment and termination of the APAGH Term Loan, including delivery of required notices, (x) the process of prepayment and termination of the APAG Revolver, including delivery of required notices, (y) the extension of the maturity of the APAG Revolver on terms reasonably satisfactory to Parent or (z) the process of cash collateralizing certain letters of credit under the API L/C Facility and replacing certain other letters of credit with new letters of credit under the APAG Revolver or another facility;

provided that notwithstanding anything in this Section 7.14 to the contrary, (1) neither the Company nor any of its Affiliates will be required to make any filings with the SEC in connection with the Debt Financings (other than in any applicable proxy statement or Current Report on Form 8-K or as otherwise may be required by Applicable Law or regulation); (2) nothing in this Section 7.14 shall require any such action to the extent it (I) would unreasonably interfere with the business or operations of the Acquired Companies or require the Acquired Companies to agree to pay any fees, reimburse any expenses or incur any liability or obligation (including any indemnification obligation) in any case prior to the Closing, (II) could subject any director, manager, officer or employee of any Acquired Company to any actual or potential personal liability, (III) could cause any representation or warranty in this Agreement to be breached, cause any condition to the Closing to fail to be satisfied or otherwise cause any breach of this Agreement, (IV) would require the delivery of any accountants’ comfort letters or reliance letters or (V) would require the Company, any Company Party or their respective Representatives or financing sources to approve, execute or deliver any Debt Financing Document that, in each case, is not effective or conditioned, as applicable, upon the Closing or that would not terminate without liability to such Persons or any of their Affiliates upon the termination of this Agreement; (3) the Company’s obligations under this Section 7.14 shall be subject to the Financing Sources being bound by confidentiality agreements in accordance with customary market practice; and (4) none of the Acquired Companies shall be required to provide any information to the extent it (I) would, in the reasonable judgment of the Company, (x) cause significant competitive harm to any Acquired Company if the Transactions are not consummated or result in the discovery of trade secrets or commercially sensitive information, (y) violate Applicable Law or the provisions of any Contract (including any confidentiality agreement or similar agreement or arrangement) to which any Acquired Company is a party or any organizational document applicable to any

Acquired Company, or (z) jeopardize any attorney-client or other legal privilege, or (II) not be produced in the ordinary course of business and cannot be produced or provided without unreasonable cost or expense;

(b) The Company shall have the right to review and comment on marketing materials used in connection with the arrangement of the Debt Financings prior to the dissemination of such materials to potential lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Authority); provided that the Company shall communicate in writing its comments, if any, to Parent and its counsel within a reasonable period of time under the circumstances and consistent with the time accorded to other participants who were asked to review and comment on such marketing materials. The Company and its Affiliates shall not be required to agree to any contractual obligation relating to the Debt Financings that is not conditioned upon the Closing and that does not terminate without liability to the Company and its Affiliates upon the termination of this Agreement. The Company hereby consents to the use of its and its Subsidiaries’ logos by Parent and any Financing Source in connection with the Debt Financings, provided that (i) such logos are used solely in a customary manner that is not intended to or reasonably likely to materially harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and on such other customary terms and conditions as the Company may reasonably impose and (ii) the Parent shall provide the Company with a reasonable opportunity to review any documents, communications or other materials in connection with which such logo is used, and consider in good faith the reasonable comments of the Company, prior to the distribution, disclosure or use thereof.

(c) Parent shall indemnify and hold harmless the Acquired Companies, and each of their respective directors, officers, employees, agents and other Representatives, from and against any and all liabilities, costs or expenses suffered or incurred in connection with its or their cooperation related to the Debt Financings or any information, assistance or activities provided in connection therewith, in each case, except to the extent that any such liabilities, costs or expenses are suffered or incurred as a result of the Company’s (or any of its Subsidiaries’) gross negligence, bad faith, fraud, willful misconduct, material breach of this Agreement or arise out of a material misstatement in or failure to state a material fact pertinent to the information provided by or on behalf of the Company pursuant to this Agreement, as applicable. Parent shall promptly reimburse the Acquired Companies for any and all reasonable and documented out-of-pocket third party costs and expenses incurred by the Acquired Companies and each of their respective directors, officers, employees, agents and other Representatives in connection with the Debt Financings or such assistance.

(d) Notwithstanding anything to the contrary herein, (i) it is understood and agreed that the condition precedent set forth in Section 8.02(b), as applied to the Company’s obligations under this Section 7.14, shall be deemed to be satisfied unless the Debt Financings have not been obtained as a result of the Company’s bad faith or willful and material breach of its obligations under this Section 7.14 and (ii) Parent and Merger Sub each acknowledges and agrees that obtaining the Debt Financings is not a condition to any of their obligations under this Agreement. If the Debt Financings have not been obtained, Parent and Merger Sub shall continue to be obligated, until such time as this Agreement is validly terminated in accordance with its terms and subject to the waiver or fulfillment of the conditions set forth herein, to complete the Transactions.

(e) Parent shall consult with and keep the Company informed in reasonable detail of the status of Parent’s efforts to arrange the Financing.

Section 7.15 Financing. Subject to the terms and conditions set forth herein, Parent shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to consummate the Equity Financing on or prior to the Closing Date in accordance with the terms, and subject to the conditions, set forth in the Equity Commitment Letter. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 7.15 will require, and in no event will the reasonable best efforts of Parent be deemed or construed to require Parent to (a) bring any enforcement action against any source of the Equity Financing to enforce its rights pursuant to the Equity Commitment Letter (it being understood and agreed that Parent will seek to enforce, including by bringing suit for specific performance, the Equity

Commitment Letter if the Company seeks and is granted a decree of specific performance of the obligation to consummate the Merger); or (b) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter.

Section 7.16 Payoff Indebtedness. Unless the applicable Other Debt Consents have been obtained, at least one (1) Business Day prior to Closing, the Company shall deliver to Parent a copy of an executed Payoff Letter for the APAGH Term Loan or the APAG Revolver, as applicable. Contemporaneously with the Closing, if the applicable Other Debt Consents have not been obtained, Merger Sub shall use a portion of the proceeds from the Financings to pay (or cause to be paid) to the lenders and other financial institutions under the APAGH Term Loan or the APAG Revolver, as applicable, the amount specified in the applicable Payoff Letter with respect thereto (including after giving effect to any per diem amount specified therein, to the extent applicable) in cash in immediately available funds to the bank account(s) specified therein to discharge all obligations of the Acquired Companies outstanding under the APAGH Term Loan or the APAG Revolver, as applicable, and to terminate any commitments thereunder.

ARTICLE VIII.

CONDITIONS TO THE TRANSACTION

Section 8.01 Conditions to the Obligations of Each Party. The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or written waiver by all parties, if permissible under Applicable Law) at or prior to the Closing of each of the following conditions:

(a) Required Company Stockholder Approval. The Required Company Stockholder Approval shall have been obtained.

(b) Regulatory Approvals. (i) All waiting periods (and any extensions thereof) applicable to the consummation of the Transactions under the HSR Act, and any commitment to, or agreement with, any Governmental Authority to delay the consummation of, or not to consummate before a certain date, the Merger, shall have expired or been terminated and (ii) the clearances, approvals, authorizations and consents set forth on Schedule B hereto shall have been obtained.

(c) No Governmental Order or Applicable Law. The consummation of the Transactions, including the Merger, shall not then be enjoined, prohibited or made unlawful by any Governmental Order or other Applicable Law (whether temporary, preliminary or permanent) that is in effect.

Section 8.02 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or waiver by each of Parent and Merger Sub, if permissible under Applicable Law), at or prior to the Closing, of the following further conditions:

(a) Representations and Warranties.

(i) Each of the Company Fundamental Representations (other than the representations and warranties made by the Company in Section 4.05(a) (Capitalization)) shall be true and correct as of the Closing Date as if made on the Closing Date (except for any such Company Fundamental Representations that speak as of a particular date, which shall be true and correct only as of such date);

(ii) The representations and warranties made by the Company in Section 4.5(a) (Capitalization) shall be true and correct in all respects, except for any de minimis inaccuracies, as of the Closing Date as if made on the Closing Date (except for any such representations and warranties that speak as of a particular date, which shall be true and correct in all respects, except for any de minimis inaccuracies, only as of such date); and

(iii) Each of the representations and warranties made by the Company in this Agreement other than the Company Fundamental Representations (without giving effect to any references to any “Company Material

Adverse Effect” or other “materiality” qualifications) shall be true and correct in all respects as of the Closing Date as if made on the Closing Date (except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Covenants. Each of the covenants and obligations that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

(d) Required Debt Consents. The Required Debt Consents shall have been obtained.

(e) Company Closing Certificate. Parent shall have received a certificate executed on behalf of the Company by its authorized representative (the “Company Closing Certificate”) to the effect that the conditions set forth in Sections 8.02(a) (Representations and Warranties), 8.02(b) (Covenants), 8.02(c) (No Company Material Adverse Effect) and Section 8.02(d) (Required Debt Consents) have been satisfied.

Section 8.03 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company, if permissible under Applicable Law), at or prior to the Closing, of the following further conditions:

(a) Representations and Warranties.

(i) Each of the representations and warranties made by Parent and Merger Sub in Sections 5.01 (Corporate Existence and Power), 5.02 (Corporate Authorization) and 5.06 (No Brokers) (collectively, the “Parent Fundamental Representations”) shall be true and correct as of the Closing Date as if made on the Closing Date, except for Parent Fundamental Representations that speak as of a particular date, which shall be true and correct only as of such date; and

(ii) Each of the representations and warranties made by Parent and Merger Sub in this Agreement other than the Parent Fundamental Representations (without giving effect to any references to materiality qualifications) shall be true and correct in all respects as of the Closing Date as if made on the Closing Date (except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects only as of such date), in each case, except where the failure to be so true and correct has not had and would not reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger or perform their respective obligations under this Agreement.

(b) Covenants. Each of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

(c) Parent Closing Certificate. The Company shall have received a certificate executed on behalf of Parent by its authorized representative and to the effect that the conditions set forth in Sections 8.03(a) (Representations and Warranties) and 8.03(b) (Covenants) have been satisfied (the “Parent Closing Certificate”).

ARTICLE IX.

TERMINATION

Section 9.01 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time notwithstanding receipt of the Required Company Stockholder Approval (except as expressly noted), only as follows:

(a) by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent, if the Closing shall not have occurred on or before 5:00 p.m. (Eastern time) on November 5, 2025 (the “End Date”), whether such date is before or after the date of the receipt of Required Company Stockholder Approval; provided, however, that the right to terminate this Agreement pursuant to this Section 9.01(b) may not be exercised by any party whose failure to perform any covenant or obligation under this Agreement has been the principal cause of, or resulted in, the failure of the Closing to have occurred on or before the End Date;

(c) by either the Company or Parent, if any Governmental Authority shall have issued, entered, enacted or promulgated a Governmental Order or other Applicable Law permanently enjoining or otherwise permanently prohibiting or making unlawful, the consummation of the Transactions, including the Merger, and such Governmental Order or other Applicable Law shall, if applicable, have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.01(c) may not be exercised by any party whose failure to perform any covenant or obligation under Section 7.01 has been the principal cause of, or resulted in, the failure of the condition set forth in Section 8.01(c) (No Governmental Order or Other Applicable Law);

(d) by either the Company or Parent, if (i) the Company Stockholder Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company’s stockholders shall have voted on a proposal to adopt this Agreement and (ii) this Agreement shall not have been adopted at such meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required Company Stockholder Approval;

(e) by Parent, if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 8.02(a) (Representations and Warranties) and Section 8.02(b) (Covenants) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then such termination shall become effective only if the Terminating Company Breach is not cured prior to the End Date or, if curable prior to the End Date, has not been cured by the earlier of (i) forty-five (45) days after Parent has given written notice of such breach to the Company and (ii) two (2) Business Days prior to the End Date; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.01(e) if Parent or Merger Sub is then in material breach of any of its material obligations under this Agreement such that the conditions set forth in Section 8.03(a) (Representations and Warranties) and Section 8.03(b) (Covenants) could not be satisfied at the Closing;

(f) by the Company, if there is any breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions set forth in Section 8.03(a) (Representations and Warranties) and Section 8.03(b) (Covenants) would not be satisfied at the Closing (a “Terminating Parent Breach”), except that, if such Terminating Parent Breach is curable by Parent or Merger Sub through the exercise of its reasonable best efforts, then such termination shall become effective only if the Terminating Parent Breach is not cured prior to the End Date or, if curable prior to the End Date, has not been cured by the earlier of (i) forty-five (45) days after the Company has given written notice of such breach to Parent and (ii) two (2) Business Days prior to the End Date; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(f) if the Company is then in material breach of any of its material obligations under this Agreement such that the conditions set forth in Section 8.02(a) (Representations and Warranties) and Section 8.02(b) (Covenants) could not be satisfied at the Closing;

(g) by Parent, if, prior to receipt of the Required Company Stockholder Approval, an Adverse Recommendation Change shall have occurred (whether or not such Adverse Recommendation Change is permitted by this Agreement); provided that Parent’s right to terminate this Agreement pursuant to this Section 9.01(g) shall expire at 5:00 p.m. (Eastern time) on the fifteenth (15th) Business Day following the date on which such Adverse Recommendation Change occurs;

(h) by Parent, if, prior to receipt of the Required Company Stockholder Approval, the Company materially breaches the provisions of Section 6.02;

(i) by the Company, at any time prior to the receipt of the Required Company Stockholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal; provided, that the Company has complied with the provisions of Section 6.02 in all material respects and that it pays to Parent the Company Termination Fee in accordance with Section 9.03; or

(j) by the Company, if (i) all of the conditions set forth in Section 8.01 and Section 8.02 (other than conditions which are to be satisfied by actions taken at the Closing) have been satisfied or waived, (ii) Parent fails to consummate the Closing on the date the Closing should have occurred pursuant to Section 2.01, (iii) the Company has delivered to Parent an irrevocable notice that (A) it stands ready, willing and able to consummate the Closing on the date such notice is delivered and through the end of the next three (3)-Business Day period and (B) all of the conditions set forth in Section 8.03 (other than conditions that are to be satisfied by actions taken at the Closing) have been satisfied or waived and (iv) Parent fails to consummate the Closing within three (3) Business Days following receipt of such notice from the Company described in the foregoing clause (iii).

The party desiring to terminate this Agreement pursuant to this Section 9.01 (other than pursuant to Section 9.01(a)) shall deliver written notice of such termination to the other party setting forth in reasonable detail the clause(s) of this Section 9.01 under which such party is terminating this Agreement.

Section 9.02 Effect of Termination. Except as otherwise set forth in this Section 9.02 and Section 9.03, in the event of the valid termination of this Agreement in accordance with Section 9.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors or equityholders, whether arising before or after such termination, based on, arising out of or relating to this Agreement, the Transactions, or the negotiation, execution, performance or subject matter hereof or thereof (whether in contract, tort or otherwise, or whether at law, including common law or by statute or in equity), other than liability of the Company, Parent or Merger Sub (in each case subject to Section 9.03), as the case may be, for any Fraud or willful breach of this Agreement occurring prior to such termination. In determining liabilities, losses or damages recoverable upon termination by a party hereto arising out of the other party’s Fraud or willful breach of this Agreement, the parties hereto acknowledge and agree that such liabilities, losses or damages (i) shall not be limited to reimbursement of expenses or out-of-pocket costs, and (ii) in the case such liabilities, losses or damages are payable by Parent or Merger Sub, may include, pursuant to Section 261(a)(1) of the DGCL, an amount representing the benefits of the lost premium payable to the holders of Company Common Stock and the holders of Company Compensatory Awards, taking into consideration all relevant matters, including the aggregate Merger Consideration that such holders would be entitled to receive if the Merger were consummated pursuant to the terms of this Agreement (such liabilities, losses or damages, the “Benefit of the Bargain Damages”). For the avoidance of doubt, (i) only the Company (and not the holders of Company Common Stock or the holders of Company Compensatory Awards) may, in its sole and absolute discretion, bring an action pursuing liability for the Benefit of the Bargain Damages on behalf of the holders of Company Common Stock and the holders of Company Compensatory Awards and (ii) only the Company may retain, without distribution to such holders, any Benefit of the Bargain Damages received. The provisions of Section 7.03 (Confidentiality; Public Announcements), Section 7.14(c) (Debt Financing Cooperation), this Section 9.02 (Effect of Termination), Section 9.03 (Expenses; Termination Fee), Article X (Miscellaneous) and the Confidentiality Agreement, shall survive any termination of this Agreement in accordance with their respective terms.

Section 9.03 Expenses; Termination Fee.

(a) Except as set forth in Section 7.01 and this Section 9.03, each party hereto shall bear its own expenses incurred in connection with this Agreement and the Transactions whether or not such Transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants; provided, however, that in the event that the Transactions are not consummated, Parent shall pay all fees and expenses in connection with any financing arrangements, regardless of whether such financing fees and expenses were to be incurred by the Company or any of its Subsidiaries; provided, further, that except as set forth in Section 3.03(e), each of Parent and the Company shall bear and timely pay fifty percent (50%) of all Transfer Taxes and shall prepare and timely file, at its expense, all Tax Returns and other documentation with respect to such Transfer Taxes. Notwithstanding the foregoing and except in the event of Fraud or willful breach by or on behalf of Parent or Merger Sub, in the event this Agreement is terminated by either Parent or the Company pursuant to Section 9.01(d) (No Required Company Stockholder Approval), then the Company shall pay to Parent the Expenses. Any Expenses due under this Section 9.03(a) shall be paid no later than five (5) Business Days after receipt of documentation supporting such Expenses.

(b) If, but only if, this Agreement is validly terminated:

(i) (A) by Parent or the Company pursuant to Section 9.01(d) (No Required Company Stockholder Approval) and (B) (1) an Acquisition Proposal has been made to the Company after the date hereof and has not been withdrawn prior to the date of the Company Stockholder Meeting (including any adjournments and postponements thereof), (2) such Acquisition Proposal was publicly disclosed prior to the date of the Company Stockholder Meeting (including any adjournments and postponements thereof) and (3) within twelve (12) months of the valid termination of this Agreement, the Company enters into a definitive agreement for the consummation of such Acquisition Proposal and such Acquisition Proposal is subsequently consummated (regardless of whether such consummation occurs within the twelve (12)-month period), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee within five (5) Business Days after the date on which such Acquisition Proposal is consummated (provided, however, that for purposes of this Section 9.03(b)(i), the references to “fifteen percent (15%) or more” in the definition of Acquisition Proposal shall be deemed to be references to “all or substantially all”);

(ii) (A) (1) by the Company pursuant to Section 9.01(b) (End Date) at a time when Parent would be permitted to terminate this Agreement pursuant to Section 9.01(e) (Terminating Company Breach) or (2) by Parent pursuant to Section 9.01(e) (Terminating Company Breach), (B) following the execution of this Agreement and on or before the date of any such termination, an Acquisition Proposal shall have been announced, disclosed or otherwise communicated to the Company Board and not withdrawn without qualification prior to the date of such termination and (C) within twelve (12) months of the valid termination of this Agreement, the Company enters into a definitive agreement for the consummation of such Acquisition Proposal and such Acquisition Proposal is subsequently consummated (regardless of whether such consummation occurs within the twelve (12)-month period), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee within five (5) Business Days after the date on which such Acquisition Proposal is consummated (provided, however, that for purposes of this Section 9.03(b)(ii), the references to “fifteen percent (15%) or more” in the definition of Acquisition Proposal shall be deemed to be references to “all or substantially all”);

(iii) by Parent pursuant to Section 9.01(g) (Adverse Recommendation Change) or Section 9.01(h) (Breach of Non-Solicit), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee within five (5) Business Days following such termination;

(iv) by Parent or the Company pursuant to Section 9.01(b) (End Date) and at the time of such termination, (A) the Required Company Stockholder Approval shall not have been obtained and (B) Parent would have been permitted to terminate this Agreement pursuant to Section 9.01(g) (Adverse Recommendation

Change) or Section 9.01(h) (Breach of Non-Solicit), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee within five (5) Business Days following such termination; or

(v) by the Company pursuant to Section 9.01(i) (Superior Proposal), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee within five (5) Business Days following such termination.

(c) Notwithstanding anything to the contrary in this Agreement, but subject to Section 10.02, Parent’s right to receive from the Company the Company Termination Fee or Expenses, as applicable, shall, in circumstances in which the Company Termination Fee or Expenses, as applicable, are owed, constitute the sole and exclusive remedy of Parent and Merger Sub against (A) the Company and (B) any of the Company’s former, current and future Affiliates, assignees, stockholders, controlling Persons, directors, officers, employees, agents, attorneys and other Representatives (the Persons described in clauses (A) and (B), collectively, the “Company Parties”) for any breach, loss or damage suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of the Company Termination Fee or Expenses, as applicable, and the Enforcement Expenses, if any, no Person shall have any rights or claims against the Company Parties under this Agreement or otherwise, whether at law or equity, in contract in tort or otherwise, and the Company Parties shall not have any other liability relating to or arising out of this Agreement or the Transactions; provided, however, that no such payment shall relieve the Company of any liability or damages to Parent or Merger Sub as a result of Fraud or a willful breach of any covenant, agreement or obligation by the Company (in which case only the Company shall be liable for damages for such Fraud or willful breach). Nothing in this Section 9.03(c) shall in any way expand or be deemed or construed to expand the circumstances in which the Company or any other Company Party may be liable under this Agreement or the Transactions (including the Debt Financings). For the avoidance of doubt, while Parent or Merger Sub may pursue both a grant of an injunction, specific performance or other equitable relief as contemplated by Section 10.02 and the payment of the Company Termination Fee pursuant to Section 9.03(b) under no circumstances shall Parent or Merger Sub be permitted or entitled to receive both a grant of an injunction, specific performance or other equitable relief as contemplated by Section 10.02 and monetary damages, including all or any portion of the Company Termination Fee, or to receive the Company Termination Fee or the Expenses, as applicable, more than once. Except in the event of Fraud or willful breach, it is further agreed and understood that the maximum aggregate liability of the Company and any of the Company Parties for monetary damages relating to or arising out of this Agreement or the Transactions, including in respect of any damages awarded in lieu of a grant of specific performance, will not exceed, in the aggregate, the sum of the Company Termination Fee and the Enforcement Expenses.

(d) If, but only if, this Agreement is validly terminated by the Company pursuant to Section 9.01(j) (Parent Failure to Close), or Parent pursuant to Section 9.01(b) (End Date) at a time when the Company is otherwise entitled to terminate pursuant to Section 9.01(j) (Parent Failure to Close), then Parent shall pay, or cause to be paid, to the Company the Parent Termination Fee within five (5) Business Days following such termination.

(e) Notwithstanding anything to the contrary in this Agreement (other than Section 7.14(c)), but subject to Section 10.02, the Company’s right to receive from Parent the Parent Termination Fee shall, in circumstances in which the Parent Termination Fee is owed, constitutes the sole and exclusive remedy of the Company against (A) Parent, (B) Merger Sub and (C) any of Parent’s and Merger Sub’s former, current and future Affiliates, assignees, equityholders, controlling Persons, directors, officers, employees, agents, attorneys and other Representatives (the Persons described in clauses (A), (B) and (C), collectively, the “Parent Parties”) and (D) any Financing Source, in each case for any breach, loss or damage suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of the Parent Termination Fee and the Enforcement Expenses, if any, no Person shall have any rights or claims against the Parent Parties or any Financing Source under this Agreement or otherwise, whether at law or equity, in contract in tort or otherwise, and the Parent Parties and the Financing Source shall not have any other liability relating to or arising out of this Agreement, the Commitment Letters or the Transactions, except in the case of the

Parent Parties in respect of the obligations set forth in Section 7.14(c); provided, however, that no such payment shall relieve Parent of any liability or damages to the Company as a result of Fraud or a willful breach of any covenant, agreement or obligation by Parent (in which case only Parent shall be liable for damages for such Fraud or willful breach). Nothing in this Section 9.03(e) shall in any way expand or be deemed or construed to expand the circumstances in which Parent, any other Parent Party or the Financing Sources may be liable under this Agreement or the Transactions. For the avoidance of doubt, while the Company may pursue both a grant of an injunction, specific performance or other equitable relief as contemplated by Section 10.02 and the payment of the Parent Termination Fee pursuant to Section 9.03(d), as the case may be, under no circumstances shall the Company be permitted or entitled to receive both a grant of an injunction, specific performance or other equitable relief as contemplated by Section 10.02 and monetary damages, including all or any portion of the Parent Termination Fee, or to receive the Parent Termination Fee more than once. Except in the event of Fraud or willful breach, and except in respect of the obligations set forth in Section 7.14(c), it is further agreed and understood that the maximum aggregate liability of Parent and any of the Parent Parties for monetary damages relating to or arising out of this Agreement or the Transactions, including in respect of any damages awarded in lieu of a grant of specific performance will not exceed, in the aggregate, the sum of the Parent Termination Fee and the Enforcement Expenses.

(f) Each of the Company, Parent and Merger Sub acknowledge and agree that the agreements contained in Sections 9.02 and 9.03 are an integral part of the Transactions, and that, without these agreements, neither Parent nor Merger Sub nor the Company would enter into this Agreement. The Company, Parent and Merger Sub acknowledge and agree that neither the Company Termination Fee nor the Parent Termination Fee is a penalty, but rather each is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub, on the one hand, and the Company, on the other hand, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. The parties hereto acknowledge and hereby agree that in no event shall (i) the Company be required to pay the Company Termination Fee or the Expenses, as applicable, on more than one occasion or (ii) Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Company Termination Fee, the Expenses or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(g) Any amounts payable pursuant to Section 9.03(b), Section 9.03(d), or this Section 9.03(g) shall be paid by wire transfer of same day funds in accordance with this Section 9.03 to an account designated by Parent or the Company, as applicable, at least one (1) Business Day prior to the date such fee is to be paid. If the Company or Parent, as applicable, fails to pay when due any amount payable under Section 9.03(a), Section 9.03(b) or Section 9.03(d), and in order to collect such amount, Parent or the Company, as applicable, commences a suit that results in a judgment against the Company for the Company Termination Fee or Expenses, as applicable, or Parent for the Parent Termination Fee, as applicable, then such party shall reimburse the other for all reasonable, documented out-of-pocket costs and expenses (including fees and disbursements of counsel) incurred in connection with such suit (such fees, costs and expenses, collectively, the “Enforcement Expenses”).

(h) Notwithstanding anything to the contrary contained in this Section 9.03, if Parent receives the Company Termination Fee, then Parent will not be entitled to also receive a payment for the Expenses and if the Company Termination Fee is payable at such time as Parent has already received payment or concurrently receives payment in respect of the Expenses, the aggregate amount of the Expenses received by (or on behalf of) Parent shall be deducted from the Company Termination Fee.

ARTICLE X.

MISCELLANEOUS

Section 10.01 Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (and shall be deemed to have been duly received) (i) when delivered in person, (ii) when delivered after posting in the U.S. mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by nationally recognized overnight delivery service, or (iv) upon transmission, if emailed (unless a failure to send or “bounce back” message is received by the sender), addressed as follows:

if to Parent or Merger Sub, to:

Avenger Parent, Inc.

301 Commerce Street

Suite 300

Fort Worth, Texas 76102

Attention: Office of the General Counsel; Dawn Kim

Email: [***]; [***]

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Debbie Yee; Patrick Moneypenny

Email: debbie.yee@kirkland.com; patrick.moneypenny@kirkland.com if to the Company, to:

Altus Power, Inc.

2200 Atlantic Street, Sixth Floor

Stamford, Connecticut 06902

Attention: Gregg Felton

Email: [***] with cc: [***]

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

811 Main St., Suite 3700

Houston, TX 77002

Attention: Ryan Maierson; Rachel Ratcliffe Payne

Email: ryan.maierson@lw.com; rachel.ratcliffepayne@lw.com

or to such other address or email address for a party as shall be specified in a notice given in accordance with this Section 10.01; provided that any notice received by email or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.01 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.01.

Section 10.02 Remedies Cumulative; Specific Performance. The parties hereto agree that irreparable damage would occur, and that the parties would not have any adequate remedy at law, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including failing to take such actions as are required of it hereunder to consummate the Transactions), and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this

Agreement, without proof of actual damages or otherwise, in addition to any other remedy to which any party is entitled at law or in equity (including monetary damages (including Benefit of the Bargain Damages)). Each party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. The parties further agree that (i) by seeking the remedies provided for in this Section 10.02, a party shall not in any respect waive its right to seek any other form of remedy or relief that may be available to a party or any third party beneficiary under this Agreement (including monetary damages) or at law; (ii) nothing set forth in this Section 10.02 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 10.02 prior or as a condition to exercising any termination right under Article IX (and receiving the Parent Termination Fee or Company Termination Fee, as applicable, or pursuing damages after such termination to the extent available to such party or any third party beneficiary under this Agreement), nor shall the commencement of any Proceeding pursuant to this Section 10.02 or anything set forth in this Section 10.02 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement that may be available at or following such termination; and (iii) the Company shall be entitled to specific performance to cause Parent to cause the Equity Financing to be fully funded in accordance with the Equity Commitment Letter and to effect the Closing in accordance with the terms and subject to the conditions in this Agreement, only if: (A) all of the conditions to Closing set forth in Article VIII have been satisfied or waived (other than conditions that either (x) by their terms or nature are to be satisfied or waived at the Closing (and which are capable of being satisfied or waived by the party entitled to waive such conditions) or (y) the failure of which to be satisfied is attributable, in whole or part, to a breach by Parent of its representations, warranties, covenants or agreements contained in this Agreement); (B) Parent has failed to consummate the Closing within three (3) Business Days after the Company has delivered to Parent an irrevocable notice that it stands ready, willing and able to consummate the Closing on the date such notice is delivered through the end of such three (3)-Business Day period; and (C) neither the Parent Termination Fee nor any other damages have been paid in full by or on behalf of Parent, Merger Sub or their respective Affiliates and accepted by the Company; provided, that in each case of the immediately foregoing clauses (i) through (iii), in no event shall the Company be entitled to receive both (x) a grant of specific performance that results in the occurrence of the Closing, on the one hand, and (y) payment of all or any portion of the Parent Termination Fee, on the other hand, nor shall Parent be entitled to receive both (x) a grant of specific performance that results in the occurrence of the Closing, on the one hand, and (y) payment of all or any portion of the Company Termination Fee, on the other hand. For the avoidance of doubt, and subject to the immediately preceding proviso, a party hereto may concurrently seek specific performance or other equitable relief and any monetary damages, remedies or awards that may be available to such party or any third party beneficiary under this Agreement or at law. To the extent any party hereto brings a Proceeding to enforce specifically the performance of the terms and provisions of this Agreement (other than an Proceeding to enforce specifically any provision that by its terms requires performance after the Closing or expressly survives termination of this Agreement), the End Date shall automatically be extended to the twentieth (20th) Business Day following the resolution of such Proceeding (it being understood that this Section 10.02 is not intended and shall not be construed to limit in any way the provisions of Section 9.03(c) or Section  9.03(e)).

Section 10.03 No Survival of Representations and Warranties. Except in the case of Fraud, the representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and in any certificate or other writing delivered pursuant hereto by any Person shall terminate at the Closing or, except as provided in Section 9.02, upon the earlier termination of this Agreement pursuant to Section 9.01, as the case may be, except that this Section 10.03 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 7.04 and Section 7.07.

Section 10.04 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that no amendment or waiver shall be made subsequent to receipt of the Required Company Stockholder Approval which requires further approval of the stockholders of the Company pursuant to the DGCL without such further stockholder approval. Notwithstanding anything to the contrary contained herein, the Lender Protective Provisions contained in this Agreement may not be amended, waived or otherwise modified in any manner that adversely affects the Debt Financings or any Financing Source without the prior written consent of the Financing Sources.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. No party shall be deemed to have waived any claim arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver of such right, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 10.05 Disclosure Letter References. The parties hereto agree that any reference in a particular Section of the Company Disclosure Letter or Parent Disclosure Letter, as the case may be, shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the relevant party that are contained in the corresponding Section of this Agreement and (b) any other representations and warranties (or covenants, as applicable) of such party that are contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties (or covenant, as applicable) would be reasonably apparent on the face of such disclosure. The listing of any matter on a party’s Disclosure Letter shall not be deemed to constitute an admission by such party, or to otherwise imply, that any such matter is material, is required to be disclosed by such party under this Agreement or falls within relevant minimum thresholds or materiality standards set forth in this Agreement. No disclosure in a party’s Disclosure Letter relating to any possible breach or violation by such party of any Contract or Applicable Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. In no event shall the listing of any matter in a party’s Disclosure Letter be deemed or interpreted to expand the scope of such party’s representations, warranties or covenants set forth in this Agreement.

Section 10.06 Binding Effect; Benefit; Assignment.

(a) This Agreement shall be binding upon, inure solely to the benefit of and be enforceable by each party hereto and their respective permitted successors and assigns. Nothing in this Agreement, express or implied is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing, (i) the past, present and future officers, directors and employees of the Acquired Companies (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 7.04 (as applicable), (ii) from and after the Effective Time, the rights of the holders of shares of Company Common Stock and holders of Company Compensatory Awards to receive the Merger Consideration and the PSU/RSU Consideration, as applicable, under Articles II and III shall be for the benefit of and enforceable by each such holder, (iii) the Financing Sources are intended third-party beneficiaries of, and may enforce, the Lender Protective Provisions affecting the Financing Sources and (iv) the Non-Recourse Parties are intended third-party beneficiaries of, and may enforce, Section 10.09 (as applicable).

(b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto by operation of Law or otherwise without the prior written consent of the other parties. Any purported assignment in violation of this Section 10.06(b) shall be null and void.

Section 10.07 Governing Law. This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of, or related to this Agreement, the Transactions, or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Notwithstanding the foregoing, each party hereto agrees that any Proceeding of any kind or description, whether in law or in equity, in contract, tort or otherwise, against the Financing Sources in any way relating to this Agreement or any of the Transactions, including any dispute arising out of or relating in any way to any Commitment Letter, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any conflict of laws provision thereof that would cause the application of the Laws of another jurisdiction.

Section 10.08 Jurisdiction. Each of the parties hereto hereby expressly, irrevocably and unconditionally consents and submits, for itself and its property and assets, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom located within the State of Delaware (or, if such court shall not have jurisdiction, any state or Federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof) (collectively, the “Chosen Courts”), in any Proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in the Chosen Courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined only in the Chosen Courts, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in the Chosen Courts, (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Courts, and (v) waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such Proceeding in the Chosen Courts. Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process, for and on behalf of itself or any of its properties or assets, outside the territorial jurisdiction of the Chosen Courts in any such Proceeding by mailing copies thereof by registered or certified U.S. mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 10.01. However, nothing in this Agreement will affect the right of any party to this Agreement to serve process on the other party in any other manner permitted by Law. Notwithstanding anything herein to the contrary, each of the parties hereto agrees (i) that any Proceeding of any kind or nature, whether at law or in equity, in contract, tort or otherwise, against a Financing Source in connection with this Agreement, the Debt Financings or the Transactions, shall be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York and any appellate court thereof and each party hereto submits for itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such courts, (ii) not to bring or permit any of its Affiliates or Representatives to bring or support anyone else in bringing any such Proceeding in any other courts, (iii) that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, and (iv) to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Proceeding in any such court.

Section 10.09 No Recourse. Each party hereto acknowledges and agrees that, except as otherwise expressly provided herein and without limiting the rights of the Company to the extent provided under Section 10.02, the Equity Commitment Letter or the Guaranty, this Agreement may be enforced only against, and any claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly identified as parties to this Agreement (and the Guarantor in accordance with the Equity Commitment Letter and Guaranty and any other Person expressly named a party to any other agreement entered into in connection with the Transactions, excluding any Financing Source (without limiting any rights of Parent under any Debt Commitment Letter)) and then only with respect to the specific obligations set forth herein (or therein) with respect to such party. Except to the extent a named party to this Agreement (and the Guarantor in accordance with the Equity Commitment Letter and Guaranty and any other Person expressly named a party to any other agreement entered into in connection with the Transactions, excluding any Financing Source (without limiting any rights of Parent under any Debt Commitment Letter)) (and then only to the extent of the specific obligations undertaken by such named party herein or therein, and not otherwise), no other Person (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party to this Agreement for any claim (whether in contract or tort, at law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement, any claim based on, in respect of, or by reason of this Agreement or any other agreement entered into in connection with the Transactions or the preparation, negotiation of executing thereof, or in respect of any oral or other representations made or alleged to be made in connection herewith except as otherwise expressly provided herein and without limiting the rights of the Company to the extent provided under Section 10.02, the Equity Commitment Letter or the Guaranty. Notwithstanding anything to the contrary contained in this Agreement, each Non-Recourse Party (including each Financing Source) is an intended third-party beneficiary of, and shall be entitled to the protections of, this Section 10.09.

Section 10.10 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 10.11 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 10.12 Entire Agreement. This Agreement, the Confidentiality Agreement and each of the documents, instruments and agreements delivered in connection with the Transactions, and each of the Exhibits, the Company Disclosure Letter and the Parent Disclosure Letter, constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

Section 10.13 Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the end that the Transactions are consummated as originally contemplated to the fullest extent possible.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

AVENGER PARENT, INC.

By:	/s/ Martin Davidson
Name: Martin Davidson
Title: Chief Accounting Officer

AVENGER MERGER SUB, INC.

By:	/s/ Martin Davidson
Name: Martin Davidson
Title: Chief Accounting Officer

Signature Page to Agreement and Plan of Merger

ALTUS POWER, INC.

By:	/s/ Gregg Felton
Name: Gregg Felton
Title: Chief Executive Officer

Signature Page to Agreement and Plan of Merger

Exhibit A

Form of Company Support Agreement

[Included as ANNEX D to this proxy statement]

Exhibit B

Form of Certificate of Merger

[See attached]

CERTIFICATE OF MERGER

OF

AVENGER MERGER SUB, INC.

(a Delaware corporation)

with and into

ALTUS POWER, INC.

(a Delaware corporation)

[●]

Pursuant to Title 8, Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”), Altus Power, Inc., a Delaware corporation (the “Corporation”), hereby executes this Certificate of Merger and certifies the following in connection with the merger of Avenger Merger Sub, Inc., a Delaware corporation (“Merger Sub”), with and into the Corporation (the “Merger”):

FIRST: The names and states of incorporation of each of the constituent corporations to the Merger (the “Constituent Corporations”) are as follows:

Name	Jurisdiction of Incorporation
Avenger Merger Sub, Inc.	Delaware
Altus Power, Inc.	Delaware

SECOND: The Agreement and Plan of Merger entered into as of February 5, 2025 (the “Merger Agreement”), by and among the Corporation, Avenger Parent, Inc., a Delaware corporation (“Parent”), and Merger Sub, a wholly owned subsidiary of Parent, has been approved, adopted, executed and acknowledged by each of the Constituent Corporations in accordance with Sections 228 and 251, as applicable, of the DGCL.

THIRD: Pursuant to the Merger Agreement, Merger Sub will merge with and into the Corporation. Following the Merger, the Corporation will continue its existence as the corporation surviving the Merger (the “Surviving Corporation”) and the separate corporate existence of Merger Sub will cease. The name of the Surviving Corporation following the Effective Time (as defined below) shall be Altus Power, Inc.

FOURTH: Upon the effectiveness of the Merger in accordance with Section 251 of the DGCL and Section 103 of the DGCL (the “Effective Time”), the Certificate of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety to read as set forth on Exhibit A attached hereto and, as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation at (and with effect from and after) the Effective Time until further amended pursuant to and in accordance with the DGCL.

FIFTH: The Merger shall become effective immediately upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

SIXTH: The executed Merger Agreement is on file at the office of the Surviving Corporation at 2200 Atlantic Street, Sixth Floor, Stamford, Connecticut, 06902.

SEVENTH: An executed copy of the Merger Agreement will be provided by the Surviving Corporation, upon request and without cost, to any stockholder of the Constituent Corporations.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Merger to be executed by its duly authorized officer this [●] day of [●], [●].

ALTUS POWER, INC.

By:
Name:
Title:

Schedule A

Company Supporting Stockholders

1.	CBRE Acquisition Sponsor LLC
2.	GSO Altus Holdings LP
3.	Gregg Felton
4.	Anthony Savino
5.	Dustin Weber
6.	Abhi Parmar

Schedule B

Regulatory Approvals

1.	The FERC 203 Approval.

APPENDIX B

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section, and who has neither voted in favor of the merger consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association, or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation, or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation, or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the Surviving Corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, or § 266 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts, and cash in lieu of fractional shares, or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b., and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) Repealed by 82 Laws 2020, ch. 256, § 15.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation, or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1)  If a proposed merger, consolidation, or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if one of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, or conversion, the surviving, resulting, or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation, or conversion has become effective; or

(2) If the merger, consolidation, or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation, or conversion, or the surviving, resulting, or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation, or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if one of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation, or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation, or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, or conversion or (ii) the surviving, resulting, or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting, or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, or conversion, the surviving, resulting, or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, or conversion. Within 120 days after the effective date of the merger, consolidation, or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting, or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting, or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting, or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting, or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting, or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting, or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation, or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting, or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting, or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting, or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting, or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting, or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting, or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) From and after the effective date of the merger, consolidation, or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting, or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, or conversion within 60 days after the effective date of the merger, consolidation, or conversion, as set forth in subsection (e) of this section.

(l) The shares or other equity interests of the surviving, resulting, or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting, or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

APPENDIX C

February 5, 2025

Altus Power, Inc.

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

Attention: Board of Directors

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Class A common stock, par value $0.0001 per share (“Company Class A Common Stock”), of Altus Power, Inc. (the “Company”), other than Mr. Gregg Felton (the “Excluded Holder”), of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among the Company, Avenger Parent, Inc. (“Parent”) and Avenger Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”). As more fully described in the Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as a wholly owned subsidiary of Parent (the “Transaction”), and each issued and outstanding share of Company Class A Common Stock (other than (x) shares owned directly by Parent, Merger Sub or any of their subsidiaries or held in treasury of the Company, (y) shares as to which the holder has properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware and (z) shares contributed to Parent in exchange for equity interests in Parent, or one of its affiliates that directly or indirectly owns Parent, prior to the effective time of the Transaction pursuant to the terms of a rollover agreement) will be converted into the right to receive $5.00 in cash (the “Consideration”). In addition, the Agreement provides that on the business day prior to the effective time of the Transaction, each issued and outstanding share of Class B common stock, par value $0.0001 per share, of the Company will be automatically converted into shares of Class A Common Stock (such conversion, the “Conversion”) in accordance with the terms of the Third Amended and Restated Certificate of Incorporation of the Company.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company; (iii) reviewed information regarding the capitalization of the Company furnished to us by the Company; (iv) conducted discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) through (iii) of this paragraph, as well as the business and prospects of the Company generally; (v) reviewed the reported prices and trading activity for the Company Class A Common Stock; (vi) considered the results of efforts by or on behalf of the Company, including by us at the Company’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of all or a portion of the Company; (vii) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (viii) reviewed the financial terms of certain other transactions that we deemed relevant; (ix) reviewed a draft, dated February 5, 2025, of the Agreement; (x) participated in certain discussions and negotiations among representatives of the Company and Parent and their advisors; and (xi) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

399 Park Avenue | 4th Floor | New York, NY 10022 Moelis & Company LLC doing business as Moelis C-1

In connection with our analysis and opinion, we have relied on the information supplied to, discussed with or reviewed by us being complete and accurate in all material respects. We have not independently verified any such information (or assumed any responsibility for the independent verification of any such information). We have also relied on the representation of the Company’s management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. We have relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the financial forecasts referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. We express no views as to the reasonableness of any financial forecasts or the assumptions on which they are based. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company. Our opinion does not address any legal, regulatory, tax or accounting matters. We have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction (including any rollover that may be available to one or more stockholders in the Transaction and any voting and support agreement to be entered into in connection with the Transaction), except for the fairness of the Consideration from a financial point of view to the holders of Company Class A Common Stock, other than the Excluded Holder. Our opinion does not address, and we express no opinion regarding, any aspects or implications of the Conversion, and we have assumed for purposes of our analyses and opinion that the Conversion is effected on the terms described to us by representatives of the Company. We are not expressing any opinion as to fair value, viability or the solvency of the Company following the closing of the Transaction. In rendering this opinion, we have assumed that the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, that the Transaction will be consummated in accordance with its terms without any waiver or modification that could be material to our analysis, that the representations and warranties of each party set forth in the Agreement are accurate and correct, and that the parties to the Agreement will comply with all the material terms of the Agreement. We have assumed that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that could not be material to our analysis.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments occurring or coming to our attention after the date hereof.

We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Transaction. We will also receive a fee that became payable upon the substantial completion of our work in connection with the delivery of this opinion. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and TPG Capital, the financial sponsor of Parent, and its related entities (collectively, the “PE Sponsor”). We have provided and currently provide investment banking and other services to the PE Sponsor unrelated to the Transaction, and in the future may provide such services to the PE Sponsor, and have received and may receive compensation for such services. In the past two years prior to the date hereof, we acted as financial advisor to PE Sponsor in connection with the following completed assignments: (a) three buyside transactions, (b) three sellside transactions and (c) one valuation analysis, each of which was unrelated to the Transaction. We are currently acting as financial advisor to PE Sponsor in connection with one or more potential transactions that are unrelated to the Transaction.

C-2

This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Transaction or any other matter. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of Company Class A Common Stock, other than the Excluded Holder. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by holders of Company Class A Common Stock, other than the Excluded Holder, in the Transaction is fair from a financial point of view to such holders.

Very truly yours,

/s/ MOELIS & COMPANY LLC

C-3

APPENDIX D

FORM OF VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of February 5, 2025 (this “Agreement”), is entered into by and among Avenger Parent, Inc., a Delaware corporation (“Parent”), Altus Power, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder of the Company (the “Stockholder”)1. Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, concurrently with this Agreement, (i) the Company, (ii) Parent and (iii) Avenger Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated or otherwise modified from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, the Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of Company Common Stock set forth opposite the Stockholder’s name on Exhibit A (the “Owned Shares”);

WHEREAS, the Owned Shares and any additional shares of Company Common Stock (the “Shares”) or other voting securities of the Company acquired by the Stockholder or [its][his or her] Controlled Affiliates (as defined herein) between the date hereof and the record date for the Company Stockholder Meeting (the “Record Date”) or pursuant to which the Stockholder or [its][his or her] Controlled Affiliates have the right and ability to vote as of the Record Date, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such Shares or other voting securities, or upon exercise or conversion of any securities by the Stockholder or [its][his or her] Controlled Affiliates, are referred to in this Agreement as the “Covered Shares”;

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, the Company and the Stockholder are entering into this Agreement; and

WHEREAS, the Stockholder and the Company acknowledge that Parent is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholder and the Company set forth in this Agreement, and would not enter into the Merger Agreement if the Stockholder and the Company did not enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, the Company and the Stockholder hereby agree as follows:

Section 1. Agreement to Vote.

(a) From and after the date hereof until the Agreement Termination Date (as defined herein), at the Company Stockholder Meeting or any other meeting of the Company’s stockholders, however called, including any adjournment or postponement thereof, the Stockholder agrees to, and agrees to cause [its][his or her] Controlled Affiliates to, take the following actions (or cause the applicable holder of record of their respective Covered Shares to take the following actions):

[1]	Note to Draft: Each stockholder will enter into a separate voting agreement with the Company and Parent.

(i) to appear and be present (including by proxy or otherwise in accordance with the bylaws of the Company) at such meeting of the Company’s stockholders or otherwise cause [its][his or her] Covered Shares to be counted as present thereat for purposes of calculating a quorum;

(ii) to affirmatively vote, or cause to be voted by [its][his or her] Controlled Affiliates at such meeting in person or by proxy, all of [its][his or her] and their respective Covered Shares in favor of (“for”) the approval of the Merger, the adoption of the Merger Agreement and each of the other actions contemplated by the Merger Agreement (including any adjournment or postponement of the Company Stockholder Meeting to a later date, including if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held) (the “Supported Matters”); and

(iii) to vote, or cause to be voted by [its][his or her] Controlled Affiliates at such meeting in person or by proxy, all of [its][his or her] and their respective Covered Shares against (A) (1) any Acquisition Proposal or (2) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (B) any action, proposal, transaction or agreement that would (1) result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under this Agreement, (2) impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the other transactions expressly contemplated by the Merger Agreement or this Agreement or (3) change in any manner the voting rights of any class of shares of the Company (including any amendments to the certificate of incorporation of the Company or the bylaws of the Company).

(b) Notwithstanding the foregoing, the obligations in this Section 1 shall only apply with respect to (i) Section 1(a)(i) and Section 1(a)(ii) to the extent that the Supported Matters are submitted for a vote at any such meeting of the Company’s stockholders and (ii) Section 1(a)(iii) to the extent that any Acquisition Proposal or any matter contemplated by Section 1(a)(iii)(B) hereof is submitted for a vote at any such meeting of the Company’s stockholders. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing. For the avoidance of doubt, the Stockholder and [its][his or her] Controlled Affiliates shall retain at all times the right to vote respectively held by the Stockholder or Controlled Affiliate in [its][his or her] sole discretion and without any limitation on any matter other than those set forth in this Section 1 that is at any time or from time to time presented for consideration to the Company’s stockholders.

(c) Any vote by the Stockholder or [its][his or her] Controlled Affiliates of the Covered Shares in contravention of this Section 1 shall be null and void ab initio.

(d) For purposes of this Agreement, (i) “Controlled Affiliates” means, with respect to the Stockholder, any Affiliates of the Stockholder controlled by or under common control with the Stockholder and (ii) “control” (when used with respect to the foregoing clause (i)) means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through ownership of voting securities or by Contract or otherwise, and the term “controlled by” has a correlative meaning to the foregoing.

Section 2. Inconsistent Agreements. Except as contemplated by this Agreement, the Stockholder hereby represents, covenants and agrees that neither the Stockholder nor any of [its][his or her] Controlled Affiliates:

(a) has entered into, or shall enter into at any time prior to the Agreement Termination Date, any voting agreement, voting trust or other similar agreement with respect to [its][his or her] Covered Shares;

(b) has granted, or shall grant at any time prior to the Agreement Termination Date, a proxy or power of attorney with respect to [its][his or her] Covered Shares, which is inconsistent with the obligations of the Stockholder pursuant to this Agreement; or

(c) has entered into any agreement that would interfere with, or prohibit or prevent it from satisfying, [its][his or her] obligations pursuant to this Agreement.

Section 3. Termination. This Agreement shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) an Adverse Recommendation Change, (d) the entry into or effectiveness of any amendment, modification or waiver of any provision of the Merger Agreement (including the Schedules and Exhibits thereto) that (i) reduces the amount or changes the form of the consideration for the Merger or any consideration otherwise payable with respect to the securities of the Company, or imposes material restrictions or constraints on the payment of such consideration, or (ii) is adverse to the Stockholder relative to the other stockholders of the Company, (e) written notice of termination of this Agreement by Parent to the Stockholder and the Company or mutual written agreement of each of the parties hereto to terminate this Agreement, or (f) the time that the Required Company Stockholder Approval has been obtained (such earliest date being referred to herein as the “Agreement Termination Date”); provided that the provisions set forth in this Section 3, Sections 8 through 28 hereof shall survive the termination of this Agreement; provided, further, that no such termination will relieve any party hereto from any liability for any material and willful breach of this Agreement occurring prior to such termination.

Section 4. Representations and Warranties of Parent. Parent hereby represents and warrants to the Company and the Stockholder as follows:

(a) Parent is an entity duly organized, validly existing and in good standing under the laws of Delaware. Parent has all requisite power, authority and legal capacity to execute and deliver this Agreement. The execution and delivery of this Agreement by Parent has been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by Parent of this Agreement. This Agreement has been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Stockholder and the Company, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.

(b) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of Parent for the execution and delivery of this Agreement by Parent, and (ii) the execution and delivery of this Agreement by Parent shall not (A) conflict with or violate, any provision of the organizational documents of Parent, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent pursuant to, any Contract to which Parent is a party or by which Parent or any properties or assets of Parent is bound or affected or (C) violate any Law applicable to Parent or any of Parent’s properties or assets, except, in the case of each of clauses (i) and (ii), as would not restrict, prohibit, materially delay or impair the performance by Parent of its obligations under this Agreement.

(c) As of the date hereof, there are no Proceedings pending or, to the knowledge of Parent, threatened against Parent or any of its Affiliates that would restrict, prohibit, materially delay or impair the ability of Parent to perform its obligations under this Agreement.

Section 5. Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and the Stockholder as follows:

(a) The Company is an entity duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite power, authority and legal capacity to execute and deliver this Agreement. The execution and delivery of this Agreement by the Company has been duly and validly authorized by the Company and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Stockholder and Parent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(b) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of the Company for the execution and delivery of this Agreement by the Company, and (ii) the execution and delivery of this Agreement by the Company shall not (A) conflict with or violate, any provision of the organizational documents of the Company, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Company pursuant to, any Contract to which the Company is a party or by which the Company or any properties or assets of the Company is bound or affected or (C) violate any Law applicable to the Company or any of the Company’s properties or assets, except, in the case of each of clauses (i) and (ii), as would not restrict, prohibit, materially delay or impair the performance by the Company of its obligations under this Agreement.

(c) As of the date hereof, there are no Proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Affiliates that would restrict, prohibit, materially delay or impair the ability of the Company to perform its obligations under this Agreement.

Section 6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) As of the date hereof, the Stockholder is the record and/or beneficial owner of the Owned Shares and the Stockholder has good and valid title to the Owned Shares free and clear of Liens (other than as created by this Agreement or transfer restrictions arising under applicable federal or state securities Laws). Except as set forth on Exhibit A, the Stockholder has the only voting power, power of disposition, power to demand appraisal rights and power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Owned Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws and the terms of this Agreement. As of the date hereof, other than the Owned Shares and except as set forth on Exhibit A, the Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

(b) [The Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation.]2 The Stockholder has all requisite power, authority and legal capacity to execute and deliver this Agreement and to perform [its][his or her] obligations hereunder. [The execution, delivery and performance of this Agreement by the Stockholder, the performance by the Stockholder of [its][his or her] obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby has been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder is necessary to authorize the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of [its][his or her] obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby.] This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by Parent and the Company, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(c) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of the Stockholder for the execution, delivery and performance of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby, other than as contemplated by the Merger Agreement, and (ii) neither the execution, delivery or performance of this Agreement by the Stockholder, nor the consummation by the Stockholder of the transactions contemplated hereby, nor

[2]	Note to Draft: To be included in the support agreements for stockholders that are entities.

compliance by the Stockholder with any of the provisions herein shall [(A) conflict with or violate, any provision of the organizational documents of the Stockholder,]3 (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Stockholder pursuant to, any Contract to which the Stockholder is a party or by which the Stockholder or any properties or assets of the Stockholder is bound or affected or (C) violate any Law applicable to the Stockholder or any of the Stockholder’s properties or assets, except, in the case of each of clauses (i) and (ii), as would not restrict, prohibit, materially delay or impair the performance by the Stockholder of [its][his or her] obligations under this Agreement.

(d) As of the date hereof, there are no Proceedings pending or, to the knowledge of the Stockholder, threatened against the Stockholder or any of [its][his or her] Controlled Affiliates that would restrict, prohibit, materially delay or impair the ability of the Stockholder to perform [its][his or her] obligations under this Agreement.

Section 7. Certain Covenants of the Parties.

(a) The Stockholder hereby covenants and agrees as follows:

(i) Prior to the Agreement Termination Date, and except as contemplated hereby, the Stockholder shall not (A) tender any Covered Shares into any tender or exchange offer or commence a tender or exchange offer for the Shares; (B) except for an Exempt Transfer, sell (constructively or otherwise), transfer, offer, exchange, pledge, lend, hypothecate, grant, encumber, assign or otherwise dispose of (collectively, “Transfer”), or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of any of [its][his or her] Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of Law, through the granting of any proxies or powers of attorney, in connection with a voting trust or voting agreement or otherwise); (C) make any Acquisition Proposal; (D) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the SEC) to vote any voting securities of the Company to (1) not adopt or approve the Supported Matters or (2) approve any other matter that if approved would reasonably be expected to prevent, interfere with, discourage, impair or delay the consummation of the Supported Matters; (E) make any public announcement (other than public statements in support of the Merger or disclosure statements the Stockholder reasonably determines are required by Applicable Law or the rules or regulations of any applicable U.S. securities exchange or Governmental Authority to which the Stockholder is subject) with respect to any Acquisition Proposal; provided that nothing in this Agreement shall restrict the Stockholder from acquiring additional securities of the Company; provided, however, that any securities acquired by the Stockholder or [its][his or her] Controlled Affiliates after the date of this Agreement shall be subject to this Agreement in all respects; (F) form, join or in any way participate in a “group” (as defined in Section 13d-3 under the Exchange Act) in connection with any of the actions expressly described in any of clauses (A) through (E) of this Section 7(a)(i) (other than any “group” with any Affiliate of the Stockholder; provided that any such Affiliate agrees to be bound by the terms and conditions of this Agreement); or (G) agree (whether or not in writing) to take any of the actions referred to in this Section 7(a)(i). Any action in violation of this provision shall be void.

(ii) From and after the date hereof until the Agreement Termination Date, the Stockholder agrees that it shall not (and shall cause each of [its][his or her] Controlled Affiliates and instruct [its][his or her] and their respective Representatives not to) solicit, initiate, seek or knowingly facilitate or encourage any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; provided, however, that the Stockholder and [its][his or her] Controlled Affiliates may engage in such activities as a Representative of the Company solely to the extent that the Company is permitted to engage in such activities pursuant to Section 6.02(a) or (b) of

[3]	Note to Draft: To be included in the support agreements for stockholders that are entities.

the Merger Agreement. The Company hereby acknowledges and agrees that the Stockholder and [its][his or her] Affiliates will be deemed to be “Representatives” (as defined in the Merger Agreement) for purposes of Section 6.02 of the Merger Agreement.

(iii) Prior to the Agreement Termination Date, in the event that the Stockholder or any of [its][his or her] Controlled Affiliates acquires the power to vote, or direct the voting of, any additional Shares or other voting interests with respect to the Company and on or prior to the Record Date, such Shares or voting interests shall, without further action of the parties hereto, be deemed Covered Shares and subject to the provisions of this Agreement in all respects, and the number of Owned Shares held by the Stockholder set forth on Exhibit A will be deemed amended accordingly.

(iv) For the avoidance of doubt, any Covered Shares that are transferred by the Stockholder in an Exempt Transfer on or after the Record Date shall remain Covered Shares for purposes of Section 1 hereof.

(v) None of the provisions of this Agreement shall in any way limit the activities of any Affiliate of the Stockholder; provided, however, that it will be considered a breach of this Agreement if any Affiliate of the Stockholder takes any action at the direction or instruction of the Stockholder that would be a breach of this Agreement if such action was taken directly by the Stockholder.

(b) For purposes of this Agreement, an “Exempt Transfer” means any transfer of Covered Shares [(i)(A) by will or intestacy, (B) to any immediate family member of the Stockholder (for purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or (C) to any trust for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder for bona fide estate planning purposes, (ii) to a partnership, limited liability company or other entity of which the Stockholder or the immediate family of the Stockholder are the legal and beneficial owners of all of the outstanding equity securities or similar interests]4[(i) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the Stockholder, (ii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the Stockholder or Affiliates of the Stockholder]5, (iii) in a hedging or derivative transaction with respect to which the Stockholder conveys solely the economic consequences of ownership and retains, among other things, the sole right to vote, tender, dispose of and exercise dissenters’ rights with respect to such Covered Shares during the period in which Section 7(a)(i) remains in effect, (iv) that has received the prior written approval of Parent, or [(v) prior to March 19, 2025, through Transfers pursuant to existing trading plans established as of the date of this Agreement pursuant to Rule 10b5-1 promulgated under the Exchange Act]6; provided that in the case of a transfer pursuant to the foregoing clauses (i), (ii), or (iv), (1) prior to such Exempt Transfer becoming effective, such transferee will execute a joinder to this Agreement in form and substance reasonably satisfactory to Parent and which shall bind such transferee to all of the obligations of the Stockholder herein and (2) the transferor Stockholder shall remain liable for any failure of such transferee to comply with or perform its, his or her obligations under this Agreement.

Section 8. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in [its][his or her] capacity as a record and/or beneficial owner of the Covered Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder, any Affiliate of the Stockholder, or any Representative of the Stockholder who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders, and the taking of any such action in such capacity as a director, officer or employee of the Company shall not be deemed to constitute a breach of this Agreement by the Stockholder.

[4]	Note to Draft: To be included in support agreements for stockholders who are individuals.
[5]	Note to Draft: To be included in support agreements for stockholders that are entities.
[6]	Note to Draft: To be included in mangement’s Support Agreement.

Section 9. Appraisal Rights. The Stockholder shall not, and the Stockholder shall cause [its][his or her] Controlled Affiliates not to, exercise any rights to demand appraisal of any Covered Shares or right to dissent that may arise with respect to the Merger, and the Stockholder hereby waives any such rights of appraisal or rights to dissent that the Stockholder may have under Applicable Law. The Stockholder agrees, and agrees to cause [its][his or her] Controlled Affiliates, not to commence or participate in any class action or other Proceeding with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of, or other claim against, the Company or the Company Board in connection with the evaluation, negotiation or entry into this Agreement or the Merger Agreement or the transactions contemplated by the Merger Agreement (it being understood and agreed that nothing in this Section 9 shall restrict or prohibit the Stockholder or any Affiliate or Representative thereof from participating as a defendant or asserting counterclaims or defenses in any action or proceeding brought or claims asserted against [it][him or her] or any of [its][his or her] Affiliates or Representatives relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or from enforcing [its][his or her] rights under this Agreement).

Section 10. Disclosure. Prior to the Agreement Termination Date, neither the Stockholder nor Parent shall issue any press release or make any public statement with respect to this Agreement without the prior written consent of each other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed), except as such party reasonably determines is required by Applicable Law (including the Exchange Act) or the rules or regulations of any applicable U.S. securities exchange or Governmental Authority to which the relevant party is subject, in which case the party required to make the release or announcement shall use reasonable best efforts to allow each other party hereto reasonable time to comment on such release or announcement in advance; provided, however, that this Section 10 shall not prohibit or prevent Parent and/or the Company from issuing any press release or making any public statement that is made in accordance with Section 7.03 of the Merger Agreement so long as any such press release or public statement does not explicitly reference by name that the Stockholder (in [its][his or her] capacity as such) has entered into this Agreement without the Stockholder’s consent (which consent shall not be unreasonably withheld, conditioned or delayed). [Promptly after the execution of this Agreement, Parent and the Stockholder shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable, relating to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.]7

Section 11. Publicity. The Stockholder hereby permits the Company to include and disclose in the Proxy Statement, and in such other schedules, certificates, applications, agreements, press releases or documents as it may reasonably determine to be necessary or appropriate in connection with the consummation of the Merger, the Stockholder’s identity and ownership of the Covered Shares and the nature of the Stockholder’s commitments, arrangements and understanding pursuant to this Agreement, subject to reasonable prior review and comment by the Stockholder.

Section 12. Survival. The representations and warranties and covenants and agreements of the Stockholder, Parent and the Company contained herein shall not survive the Agreement Termination Date, other than (a) those contained within the provisions that the parties hereto have agreed will survive the termination of this Agreement pursuant to Section 3 hereof and (b) the last proviso of Section 3 hereof.

Section 13. Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Section 14. Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (and shall be deemed to have been duly received) (i) when delivered in

[7]	Note to Draft: To be included in CBRE’s Support Agreement.

person, (ii) when delivered after posting in the U.S. mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by nationally recognized overnight delivery service, or (iv) upon transmission, if emailed (unless a failure to send or “bounce back” message is received by the sender), addressed as follows:

if to Parent:

Avenger Parent, Inc.

301 Commerce Street

Suite 300

Fort Worth, Texas 76102

Attention: Office of the General Counsel; Dawn Kim

Email: [***]; [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Debbie P. Yee; Patrick Moneypenny

E-mail: debbie.yee@kirkland.com; patrick.moneypenny@kirkland.com if to the Company:

Altus Power, Inc.

2200 Atlantic Street, Sixth Floor

Stamford, Connecticut 06902

Attention: Gregg Felton

Email: [***] with cc: [***]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Ryan J. Maierson; Rachel Ratcliffe Payne

E-mail: ryan.maierson@lw.com; rachel.ratcliffepayne@lw.com

if to the Stockholder, to the address(es) set forth on the signature page to this Agreement;

or to such other address or email address for a party as shall be specified in a notice given in accordance with this Section 14; provided that any notice received by email or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 14 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 14.

Section 15. Interpretation. When a reference is made in this Agreement to a Section, Article or Exhibit, such reference shall be to a Section, Article or Exhibit of this Agreement unless otherwise indicated. The headings contained in this Agreement or in any Exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning set forth in this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. For all purposes of this Agreement, whenever the term “beneficial owner” or “beneficially own” is used, it shall have the meaning set forth in Rule 13d-3 under the Exchange Act. References to specified rules promulgated by the SEC shall be deemed to refer to such rules in effect as of the date of this Agreement.

Section 16. Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

Section 17. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto by operation of Law or otherwise without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Any purported assignment in violation of this Section 17 shall be null and void.

Section 18. No Third-Party Beneficiaries. This Agreement shall be binding upon, inure solely to the benefit of and be enforceable by each party hereto and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing, (a) the Non-Recourse Parties are intended third-party beneficiaries of, and may enforce, Section 27 (as applicable) and (b) the Releasees are intended third-party beneficiaries of, and may enforce, Section 28 (as applicable).

Section 19. Governing Law. This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of, or related to this Agreement, the Merger, or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 20. Submission to Jurisdiction. Each of the parties hereto hereby expressly, irrevocably and unconditionally consents and submits, for itself and its property and assets, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom located within the State of Delaware (or, if such court shall not have jurisdiction, any state or Federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof) (collectively, the “Chosen Courts”), in any Proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such Proceeding except in the Chosen Courts, (b) agrees that any claim in respect of any such Proceeding may be heard and determined only in the Chosen Courts, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in the Chosen Courts, (d) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Courts and (e) waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such Proceeding in the Chosen Courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process, for and on behalf of itself or any of its properties or assets, outside the territorial jurisdiction of the Chosen Courts in any such Proceeding by mailing copies thereof by registered or certified U.S. mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 14. However, nothing in this Agreement will affect the right of any party hereto to serve process on the other party in any other manner permitted by Law. Notwithstanding anything herein to the contrary, each of the parties hereto agrees (a) that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law and (b) to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Proceeding in any such court.

Section 21. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) SUCH PARTY MAKES SUCH WAIVERS VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 22. Enforcement. The parties hereto agree that irreparable damage would occur, and that the parties would not have any adequate remedy at law, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including failing to take such actions as are required of it hereunder in order to perform its obligations under this Agreement), and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages or otherwise, in addition to any other remedy to which any party is entitled at law or in equity (including monetary damages). Each party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. The parties further agree that by seeking the remedies provided for in this Section 22, a party shall not in any respect waive its right to seek any other form of remedy or relief that may be available to a party under this Agreement (including monetary damages) or at law. For the avoidance of doubt, a party hereto may concurrently seek specific performance or other equitable relief and any monetary damages, remedies or awards that may be available to such party under this Agreement or at law.

Section 23. Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the end that the transactions contemplated by this Agreement are consummated as originally contemplated to the fullest extent possible.

Section 24. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 25. Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived but only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. No party shall be deemed to have waived any claim arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver of such right, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 26. No Presumption. Each party hereto acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Section 27. Non-Recourse. Each party hereto acknowledges and agrees that, except as otherwise expressly provided herein and without limiting the rights of the parties hereto to the extent provided under Section 23, this Agreement may be enforced only against, and any claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the entities or individuals who are expressly identified as parties to this Agreement and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party herein, and not otherwise), no other Person (each, a “Non-Recourse Party”) shall have any liability (whether in contract, tort, equity or otherwise) for any obligations or liabilities of any party to this Agreement for any claim (whether in contract or tort, at law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement, any claim based on, in respect of, or by reason of this Agreement or any other agreement entered into in connection with the transactions contemplated by this Agreement or the preparation, negotiation of executing thereof, or in respect of any oral or other representations made or alleged to be made in connection herewith except as otherwise expressly provided herein and without limiting the rights of the parties here to the extent provided under Section 23. Notwithstanding anything to the contrary contained in this Agreement, each Non-Recourse Party is an intended third-party beneficiary of, and shall be entitled to the protections of, this Section 27.

Section 28. Release. Effective as of the Closing, each of Parent and the Surviving Corporation, for itself and each of its Affiliates (including, the Surviving Corporation’s Subsidiaries) and its and their respective former, current and future directors, officers, employees, general and limited partners, managers, members, direct and indirect equityholders, controlling persons, Affiliates, attorneys, assignees, agents, advisors, and representatives, and representatives and Affiliates of any of the foregoing, and any former, current or future estates, heirs, executors, administrators, trustees, successors and assigns of any of the foregoing (each, a “Releasor”), hereby irrevocably, knowingly and voluntarily releases, discharges and forever waives and relinquishes all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, Proceedings and causes of action of whatever kind or nature, whether known or unknown, which any Releasor has, may have, or might have or may assert now or in the future, against the Stockholder or [its][his or her] Affiliates or any of its or their respective former, current or future directors, officers, employees, general or limited partners, managers, members, direct or indirect stockholders or equityholders, controlling persons, affiliates, attorneys, assignees, agents, advisors, or representatives, or representatives or Affiliates of any of the foregoing, or any former, current or future estates, heirs, executors, administrators, trustees, successors or assigns of any of the foregoing (each, a “Releasee”) arising out of, based upon or resulting from [(i) any Contract entered into prior to the date of this Agreement by the Stockholder or any of its Affiliates, on the one hand, and the Company or any of its Subsidiaries, on the other hand, or (ii)]8 the negotiation, execution or performance of this Agreement or the Merger Agreement, or the transactions contemplated by this Agreement or the Merger Agreement (including any representation or warranty made in, in connection with, or as an inducement hereto or thereto) or the other agreements delivered or required to be delivered pursuant hereto or thereto; provided, however, that nothing contained in this Section 28 shall (a) release, waive, discharge or relinquish any claim, Proceeding or cause of action arising out of, based upon or resulting from any Releasee’s fraud; or (b) release, waive, discharge, relinquish or otherwise affect the rights or obligations of any Person under this Agreement, the Merger Agreement or any other agreement delivered or required to be delivered pursuant hereto or thereto. Each party hereto shall, on behalf of itself and the other Releasors, refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced any legal proceeding of any kind against a Releasee based upon any matter released pursuant to this Section 28. Each Releasee to whom this Section 28 applies shall be a third-party beneficiary of this Section 28.

[8]	Note to Parent: To be included in CBRE’s Support Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

AVENGER PARENT, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

ALTUS POWER, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

EXHIBIT A

STOCKHOLDER

	Stockholder Name	Owned Shares
		Class A Common Stock	Class B Common Stock
[1.	CBRE Acquisition Sponsor LLC	[24,557,823]	[724,500]][9]
[1.	GSO Altus Holdings LP	[21,116,125]	[0][10]
[1.	[Gregg Felton]	[12,166,973]	[0]][11]
[1.	[Anthony Savino]	[3,542,562]	[0]][12]
[1.	[Dustin Weber]	[1,542,951]	[0]][13]
[1.	[Abhi Parmar]	[1,010,604]	[0]][14]

[9]	Note to Draft: To be included in CBRE’s Support Agreement.
[10]	Note to Draft: To be included in BX’s Support Agreement.
[11]	Note to Draft: To be included in Felton’s Support Agreement.
[12]	Note to Draft: To be included in Savino’s Support Agreement.
[13]	Note to Draft: To be included in Weber’s Support Agreement.
[14]	Note to Draft: To be included in Parmar’s Support Agreement.

[Exhibit A to Voting and Support Agreement]

APPENDIX E

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

ALTUS POWER, INC. 2200 ATLANTIC STREET, 6TH FLOOR STAMFORD, CT 06902

VOTE BY INTERNET

Before The Meeting - Go to https://www.cstproxyvote.com/ or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to https://www.cstproxy.com/altuspower/sm2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Continental, 1 State Street, 30th Floor, New York, New York 10004.

Please allow sufficient time for delivery of your proxy card if you decide to vote by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D96448-TBD KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALTUS POWER, INC.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 5, 2025, by and among Altus Power, Inc., a Delaware corporation (the “Company”), Avenger Parent, Inc. (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and approve the transactions contemplated thereby, including the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Proposal”).	☐	☐	☐

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on     , 2025:

The Notice and Proxy Statement is available at https://www.cstproxyvote.com/.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — D96449-TBD

ALTUS POWER, INC.

Special Meeting of Stockholders

   , 2025   AM EDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gregg Felton and Sophia Lee, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock of Altus Power,
Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at  AM
EDT on    , 2025, and any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are authorized to vote in their discretion on any matter or other business as may properly be brought before the Special Meeting or any adjournment, continuation, or postponement thereof.

Continued and to be signed on reverse side

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